As filed with the Securities and Exchange Commission on February 28, 2020

1933 Act Registration No. 333-168727

1940 Act Registration No. 811-22452

United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-1A

Registration Statement Under the Securities Act of 1933	[ ]
Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. 38	[X]
and/or
Registration Statement Under the Investment Company Act of 1940	[ ]
Amendment No. 39	[X]

First Trust Series Fund

(Exact Name of Registrant as Specified in Charter)

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 621-1675

W. Scott Jardine, Esq., Secretary

First Trust Series Fund

First Trust Advisors L.P.

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

(Name and Address of Agent for Service)

Copy to:

Eric F. Fess, Esq.

Chapman and Cutler LLP

111 West Monroe Street

Chicago, Illinois 60603

It is proposed that this filing will become effective (check appropriate box):

[   ] immediately upon filing pursuant to paragraph (b)

[X] on March 2, 2020 pursuant to paragraph (b)

[   ] 60 days after filing pursuant to paragraph (a)(1)

[   ] on (date) pursuant to paragraph (a)(1)

[   ] 75 days after filing pursuant to paragraph (a)(2)

[   ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Contents of Post-Effective Amendment No. 38

This Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A - Prospectus for First Trust/Confluence Small Cap Value Fund; Prospectus for First Trust Preferred Securities and Income Fund; Prospectus for First Trust Short Duration High Income Fund

Part B - Statement of Additional Information for First Trust/Confluence Small Cap Value Fund; Statement of Additional Information for First Trust Preferred Securities and Income Fund; Statement of Additional Information for First Trust Short Duration High Income Fund

Part C - Other Information

Signatures

Index to Exhibits

Exhibits

First Trust Series Fund

Prospectus
March 2, 2020
FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND	TICKER SYMBOL
CLASS A	FOVAX
CLASS C	FOVCX
CLASS I	FOVIX
The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE

Summary Information
Investment Objective
The First Trust/Confluence Small Cap Value Fund (the "Fund") seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Class I shares as “clean shares” may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other First Trust Advisors L.P. mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “Share Classes” on page 16 of this prospectus, “Investment in Fund Shares” on page 21 of this prospectus and “Purchase and Redemption of Fund Shares” on page 32 of the Fund’s statement of additional information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)(1)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	—
Other Expenses	1.41%	1.87%	1.22%
Total Annual Fund Operating Expenses	2.66%	3.87%	2.22%
Fee Waiver and Expense Reimbursement(2)	1.06%	1.52%	0.87%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.60%	2.35%	1.35%
(1)	For Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, a contingent deferred sales charge of 1% may be imposed on any redemption within 12 months of purchase. The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
(2)	The Fund’s investment advisor and sub-advisor have agreed to waive fees and reimburse expenses through February 28, 2021 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 1.35% of the average daily net assets of any class of Fund shares. Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) will not exceed 1.70% from March 1, 2021 through February 28, 2030. Fees waived or expenses borne by the Fund’s investment advisor and sub-advisor are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. Expense limitations may be terminated or modified prior to their expiration only with the approval of the Board of Trustees of the First Trust Series Fund.
3

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s annual operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) remain at current levels until February 28, 2021 and then will not exceed 1.70% from March 1, 2021 until February 28, 2030. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Redemption
Share Class	A	C	I
1 Year	$704	$338	$137
3 Years	1,097	805	502
5 Years	1,514	1,399	890
10 Years	2,673	3,006	1,979
No Redemption
Share Class	A	C	I
1 Year	$704	$238	$137
3 Years	1,097	805	502
5 Years	1,514	1,399	890
10 Years	2,673	3,006	1,979

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in equity securities of U.S. listed companies with small market capitalizations (“Small-Cap Companies”) at the time of investment. Currently, a company will be considered to be a Small-Cap Company if its market capitalization at the time of purchase is within the range of companies in the Russell 2000 Index or the S&P SmallCap 600 Index during the most recent 12-month period (based on month-end data). Because market capitalization is measured at the time of initial purchase, if the market capitalization of a company included in the Fund grows above “small-cap,” the Fund shall not be required to sell such security solely because it is no longer a Small-Cap Company. The market capitalization range of companies in the Russell 2000 Index or the S&P SmallCap 600 Index may vary in a 12-month period. As of January 31, 2020, the market capitalization of the Fund’s holdings ranged from approximately $279 million to $12.6 billion. As of January 31, 2020, the Fund had significant investments in industrial companies although this may change from time to time. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund may be exposed to the risks associated with that jurisdiction or investment sector.
The portfolio managers seek to invest in Small-Cap Companies that in the portfolio managers’ opinion have produced solid returns over extended periods of time. The portfolio managers’ investment strategy is based on the rationale that a company which creates superior value, reflected in above-average operating returns, will ultimately have a stock price reflecting that superior performance.
The portfolio managers follow a disciplined, research driven, investment process which seeks to uncover companies trading at discounts to their intrinsic values. By investing in stocks according to a value-based investment philosophy, the portfolio managers seek to enhance the long-term growth potential while limiting downside risk. Companies in which the portfolio managers invest are those that the portfolio managers expect to create above-average growth in value relative to their industries and to the overall market. These companies may include real estate investment trusts (“REITs”) and business development companies (“BDCs”). BDCs lend to and invest in private companies, often working with companies that are not large enough to efficiently access the public markets. Each BDC has a unique profile, determined by its respective management team. Some specialize in particular industries, while others apply a more generalized approach and maintain a diversified portfolio. Once such a company is identified, an extensive valuation analysis is performed to determine if its stock price reflects its underlying value.
4

Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
INDUSTRIALS COMPANIES RISK. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Examples of industrials companies include companies involved in the production of electrical equipment and components, industrial products, manufactured housing and telecommunications equipment, as well as defense and aerospace companies. General risks of industrials companies include the general state of the economy, exchange rates, commodity prices, intense competition, consolidation, domestic and international politics, government regulation, import controls, excess capacity, consumer demand and spending trends. In addition, industrials companies may also be significantly affected by overall capital spending levels, economic cycles, rapid technological changes, delays in modernization, labor relations, environmental liabilities, governmental and product liability and e-commerce initiatives.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.
MARKET CAPITALIZATION DEVIATION RISK. There can be no assurance that the securities held by the Fund will stay within the Fund’s intended market capitalization range. As a result, the Fund may be exposed to additional risk or investors may not be given the opportunity to invest fully in a certain market capitalization range.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial
5

resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
VALUE STOCKS INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.
Annual Total Return
The bar chart and table below illustrate the calendar year returns of the Fund’s Class A shares based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s Class A shares’ average annual total returns compare to those of two market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
Imposition of the Fund’s sales load is not reflected in the bar chart below. If the sales load was reflected, returns would be less than those shown.
First Trust/Confluence Small Cap Value Fund—Class A Shares
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
13.22%	March 31, 2019	-20.67%	December 31, 2018
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
6

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Years	Since Inception	Inception Date
Class A – Return Before Taxes	18.37%	7.78%	9.31%	2/24/2011
Class C – Return Before Taxes	23.69%	8.18%	8.75%	3/2/2011
Class I – Return Before Taxes	25.67%	9.04%	10.23%	1/11/2011
Class A – Return After Taxes on Distributions	18.37%	6.53%	8.09%	2/24/2011
Class A – Return After Taxes on Distributions and Sale of Shares	10.87%	5.80%	7.16%	2/24/2011
Russell 2000® Value Index(1) (reflects no deduction for fees, expenses or taxes)	22.39%	6.99%	9.02%	1/11/2011
Russell 2000® Index(1) (reflects no deduction for fees, expenses or taxes)	25.52%	8.23%	10.13%	1/11/2011
(1)	Since Inception Returns are based on inception date for Class I shares.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Investment Sub-Advisor
Confluence Investment Management LLC (“Confluence” or the “Sub-Advisor”)
Portfolio Managers
The following persons are members of Confluence’s investment committee and serve as the portfolio managers of the Fund:
•	Mark Keller, CFA, Chief Executive Officer and Chief Investment Officer of Confluence;
•	Daniel Winter, CFA, Senior Vice President and Chief Investment Officer - Value Equity of Confluence;
•	Chris Stein, Vice President and Portfolio Manager of Confluence; and
•	Thomas Dugan, CFA, Vice President and Portfolio Manager of Confluence.
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Mark Keller, Daniel Winter and Chris Stein have served as a part of the portfolio management team of the Fund since 2011. Thomas Dugan has served as a part of the portfolio management team of the Fund since 2015.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund through a financial advisor on any day the New York Stock Exchange (“NYSE”) is open for business. The minimum initial purchase or exchange into the Fund is $2,500 ($750 for a Traditional/Roth IRA account; $500 for an Education IRA account; and $250 for accounts opened through fee-based programs). The minimum subsequent investment is $50. Class I shares are subject to higher minimums for certain investors. There are no minimums for purchases or exchanges into the Fund through employer-sponsored retirement plans.
Tax Information
The Fund’s distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case, your distribution will be taxed upon withdrawal from the tax-deferred account. Additionally, a sale of Fund shares is generally a taxable event.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
7

Additional Information on the Fund's Investment Objective and Strategies
The Fund is a series of First Trust Series Fund (the “Trust”) and is regulated as an “investment company” under the 1940 Act. The Fund is actively managed and does not seek to track the performance of an index. The Fund’s investment objective is fundamental and may not be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and in the Fund’s SAI are non-fundamental and may be changed by the Board of Trustees (the “Board”) of the Trust, of which the Fund is a series, without shareholder approval upon 60 days’ prior written notice. The Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the “Name Policy”) whereby the Fund, under normal market conditions, will invest at least 80% of its net assets (including investment borrowings) in equity securities of U.S. listed companies with small market capitalizations at the time of investment. Accordingly, if the market capitalization of a company included in the Fund grows above “small-cap,” the Fund shall not be required to sell such security. The Name Policy may be changed by the Board without shareholder approval upon 60 days’ prior written notice. If there is a material change to the Fund’s principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.
Additional Information on the Fund’s Strategy
Confluence seeks to invest in stocks of companies with small market capitalizations that, in Confluence’s opinion, have produced solid returns over extended periods of time. Confluence deems a company to be suitable if it possesses substantial competitive advantages, such as an ability to maintain the pricing of its products and to operate in markets in which there are considerable barriers against potential competitors. These competitive advantages may include strong brand names, highly differentiated services or products, dominant market share, flexible pricing power, protected technology or specialized industrial skill set. These companies typically generate cash in amounts that exceed their reinvestment needs and operating obligations with managements that are predisposed to return such free cash flow to shareholders. Desirable companies generally have senior management with large personal investments in their companies’ shares and that have proven track records of value-enhanced capital allocation decisions.
Confluence defines risk as the probability of permanent loss of capital. To protect against this risk, Confluence seeks quality businesses at attractive valuations that are diversified across a variety of markets. In Confluence’s opinion, this discipline has the potential to help protect against losses, while enhancing upside potential. Confluence may decide to sell a company’s stock if, in Confluence’s opinion: (i) the share price reaches Confluence’s estimate of full valuation; the company’s fundamentals deteriorate; (iii) more attractive opportunities are identified—the least attractive or most overpriced stock held may be sold to raise cash to fund the new purchase; or (iv) the relative price performance trails its peer group or appropriate market index.
The Fund may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), that invest primarily in securities of Small-Cap Companies. Confluence generally expects that it may invest in such other investment companies either during periods when it has large amounts of uninvested cash or in anticipation of orderly purchases of securities of Small-Cap Companies at prices Confluence considers to be reasonable. Securities of such investment companies will be considered Small-Cap Companies for purposes of the Fund’s Name Policy. Confluence may also use various investment techniques to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values. If Confluence’s strategies do not work as intended, the Fund may not achieve its investment objective.
Fund Investments
Principal Investments
Business Development Companies
BDCs are a type of closed-end fund regulated under the 1940 Act that typically invest in and lend to small and medium- sized private and certain public companies that may not have access to public equity markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. BDCs are unique in that at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended. BDCs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over other types of securities. The Fund will indirectly bear its
8

proportionate share of any management and other expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund.
Equity Securities
The Fund invests in equity securities, which may include common stocks, preferred securities, warrants to purchase common stocks or preferred securities, securities convertible into common stocks or preferred securities, and other securities with equity characteristics, such as real estate investment trusts, master limited partnerships and depositary receipts.
Investment Companies
The Fund may invest in securities of other open-end or closed-end investment companies, including closed-end funds and ETFs, that invest primarily in securities of the types in which the Fund may invest directly. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value. As a shareholder in an investment company, the Fund will bear its ratable share of such investment company’s expenses, and would remain subject to payment of the investment company’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs and closed-end investment companies. Closed-end investment companies may be leveraged, in which case the value and/or yield of their shares will tend to be more volatile than shares of unleveraged funds.
The Fund’s ability to invest in other investment companies is limited by the 1940 Act and the related rules and interpretations. The Fund may invest in other investment companies in excess of the limits imposed under the 1940 Act pursuant to exemptive orders obtained by certain investment companies and their sponsors from the SEC, subject to certain conditions and pursuant to a contractual arrangement between the Fund and such investment companies.
Real Estate Investment Trusts
REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. REITs are companies that often actively manage income-generating commercial real estate. Some REITs make or invest in loans and other obligations that are secured by real estate collateral. Most REITs are publicly traded and are generally a highly liquid method of investing in real estate. REITs are a creation of the tax law. REITs essentially operate as a corporation or business trust with the advantage of exemption from corporate income taxes provided the REIT satisfies certain requirements.
REITs are generally categorized as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest in and own properties, and thus are responsible for the equity or value of their real estate assets. Their revenues come principally from their properties’ rents. Mortgage REITs deal in investment and ownership of property mortgages. These REITs loan money for mortgages to owners of real estate or purchase existing mortgages or mortgage-backed securities. Their revenues are generated primarily by the interest that they earn on the mortgage loans. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs by investing in both properties and mortgages.
Small-Cap Equity Securities
Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in equity securities of U.S. listed Small-Cap Companies at the time of investment.
Non-Principal Investments
Cash Equivalents and Short-Term Investments
Normally, the Fund invests substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a defensive strategy when the portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the SAI.
9

Illiquid Securities
The Fund may invest up to 15% of its net assets in securities and other instruments that are, at the time of investment, illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that are deemed to be illiquid, and certain repurchase agreements.
Disclosure of Portfolio Holdings
The Fund’s portfolio holdings are available on the Fund's website at www.ftportfolios.com. A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is included in the Fund's SAI, which is also available on the Fund's website.
Risks of Investing in the Fund
Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal Risks set forth below in this prospectus. The order of the below risk factors does not indicate the significance of any particular risk factor.
Principal Risks
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. These risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Advisor, distributor and other service providers (including, but not limited to, sub-advisors, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses; interference with the Fund’s ability to calculate its net asset value; disclosure of confidential trading information; impediments to trading; submission of erroneous trades or erroneous creation or redemption orders; the inability of the Fund or its service providers to transact business; violations of applicable privacy and other laws; regulatory fines penalties, reputational damage, reimbursement or other compensation costs; or additional compliance costs. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. However, there is no guarantee that such efforts will succeed, and the Fund and its shareholders could be negatively impacted as a result.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting the issuers occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market. Additionally, holders of an issuer's common stock may be subject to greater risks
10

than holders of its preferred stock and debt securities because common stockholders' claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of an issuer.
INDUSTRIALS COMPANIES RISK. The Fund invests significantly in industrials companies. The value of securities issued by industrials companies may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. World events and changes in government regulations, import controls, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Industrials companies may be adversely affected by liability for environmental damage and product liability claims. Industrials companies may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Industrials companies, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective(s), meet relevant benchmarks or perform as well as other funds with similar objectives.
MARKET CAPITALIZATION DEVIATION RISK. The Fund seeks to hold securities with a market capitalization that falls within a specific range. However, because of possible corporate action or market movement, there can be no assurance that the securities held by the Fund will stay within the Fund’s intended market capitalization range. As a result, the Fund may be exposed to additional risk or investors may not be given the opportunity to invest fully in a certain market capitalization range.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development that affected a particular asset class, region or industry may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater volatility and market risk than a fund that is more broadly diversified.
SMALLER COMPANIES RISK. The Fund invests in the securities of small and/or mid capitalization companies. The stock price of small and/or mid capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large capitalization companies. Stock prices of small and/or mid capitalization companies are also generally more vulnerable than those of large capitalization companies to adverse business and economic developments. Securities of small and/or mid capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small and/or mid capitalization companies are typically less financially stable than larger, more established companies and may reinvest a high proportion of their earnings in their business and may not pay dividends. Small and/or mid capitalization companies may also depend on a small number of essential personnel who may also be less experienced than the management of larger companies, making these companies more vulnerable to experiencing adverse effects due to the loss or inexperience of personnel. Small and/or mid capitalization companies also normally have less diverse product lines than those of large capitalization companies and are more susceptible to adverse developments concerning their products.
VALUE STOCKS INVESTMENT RISK. The Fund utilizes a value style of investing. A value style of investing focuses on undervalued companies with characteristics for improved valuations. Value stocks are subject to the risk that valuations never improve or that the returns on value stocks are less than returns on other styles of investing or the overall stock market. As a result, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor and may trail the returns of other styles of investing. Value stocks also may decline in price, even though in theory they are already underpriced.
11

Non-Principal Risks
ASIA RISK. The Fund may invest in the securities of Asian issuers. Such investments subject the Fund to certain risks associated specifically with investments in securities of Asian issuers, including distinct legal, regulatory, political and economic risks. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally. Issuers in Asia may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies and if their securities are not listed on a U.S. exchange, they may not be subject to the same corporate governance standards as U.S. issuers. In addition, satisfactory custodial services for investment securities may not be available in some Asia countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on the Fund.
BDC RISK. A BDC may invest in the equity and fixed income securities of smaller and developing companies as well as companies that are experiencing financial crises. Investments in these types of companies present a greater risk of loss due to the companies’ youth and limited track records. They are also generally more susceptible to competition and economic and market changes due to limited products and market shares. In addition, the securities of smaller and developing companies and companies experiencing financial crises typically have limited liquidity. These companies may also have limited capital resources, meaning that they present a greater risk of default on fixed income securities issued and of non-payment of dividends on any preferred and common stock issued. A BDC may use leverage (e.g., borrowing and the issuance of fixed income and preferred securities) to finance its own operations and may suffer significant losses if market fluctuations cause the BDC’s net asset value to decline or if related interest charges exceed investment income. The Fund has no control over the investments made by BDCs, and BDCs are subject to additional risks such as the fact that their shares may trade at a market price above or below their net asset value and that an active market may not develop for their shares.
BORROWING AND LEVERAGE RISK. If the Fund borrows money, it must pay interest and other fees, which may reduce the Fund’s returns. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing and at all times thereafter. The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.
CURRENCY RISK. The Fund invests in securities denominated in a non-U.S. currency. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. Changes in currency exchange rates may affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to other currencies may cause the value of the Fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in the Fund's non-U.S. holdings whose value is tied to the affected non-U.S. currency. Additionally, the prices of non-U.S. securities that are traded in U.S. dollars are often indirectly influenced by currency fluctuations.
DEPENDENCE ON KEY PERSONNEL RISK. The Sub-Advisor is dependent upon the experience and expertise of Messrs. Mark Keller, Daniel Winter, Chris Stein and Thomas Dugan in providing advisory services with respect to the Fund’s investments. If
12

the Sub-Advisor were to lose the services of any of these portfolio managers, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for any of Messrs. Keller, Winter, Stein and Dugan in the event of their death, resignation, retirement or inability to act on behalf of the Sub-Advisor.
EUROPE RISK. The Fund may invest in the securities of European issuers. Therefore, in addition to the risks associated with investments in non-U.S. securities generally, the Fund is subject to certain risks associated specifically with investments in securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the EU, and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU. After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached that would have the United Kingdom formally leave the EU and enter a transition period during which the United Kingdom would continue to follow all EU rules and remain a member of the EU single market and customs union. During this transition period, the United Kingdom is expected to begin negotiations with the EU on a free trade agreement. Should the transition period end without the United Kingdom and the EU agreeing on such an agreement, trade and economic relations between the two parties will be governed by WTO rules. Under such a scenario, trade between the United Kingdom and the EU would no longer be tariff-free and non-tariff barriers such as new customs procedures would also arise, adding costs to doing business. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Trade between the United Kingdom and the EU is highly integrated through supply chains and trade in services, as well as through multinational companies. The United Kingdom’s departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
EXPENSE REIMBURSEMENT AND RECOUPMENT RISK. First Trust has entered into an agreement with the Trust in which the Advisor has agreed to waive certain fees and/or reimburse the Fund for expenses exceeding an agreed upon amount. First Trust is also entitled to recoup from the Fund any waived or reimbursed amounts pursuant to the agreement for a period of up to three years from the date of waiver or reimbursement. Any such recoupment or modification or termination of the agreement could negatively affect the Fund’s returns.
FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY RISK. If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. If the Fund fails to qualify as a regulated investment company, distributions to the Fund’s shareholders generally would be eligible for the dividends received deduction in the case of corporate shareholders. See “Federal Tax Matters.”
ISSUER SPECIFIC CHANGES RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
LEGISLATION/LITIGATION RISK. From time to time, various legislative initiatives are proposed in the United States and abroad, which may have a negative impact on certain companies in which the Fund invests. In addition, litigation regarding any of the issuers of the securities owned by the Fund, or industries represented by these issuers, may negatively impact the value of the securities. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Sub-Advisor determines to sell such a holding.
NON-U.S. SECURITIES RISK. An investment in securities of non-U.S. companies involves risks not associated with domestic issuers. Investment in non-U.S. securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by non-U.S. governments. Non-U.S. investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of non-U.S. holdings, the imposition of sanctions by foreign governments, the possible establishment of capital controls, exchange controls or freezes on the convertibility of currency or the adoption of other governmental restrictions might adversely affect an investment in non-U.S. securities. Additionally, non-U.S. issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements. The U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other regional developments particular to a given country or region.
13

OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
REIT RISK. REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. Additionally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchasers, the possibility of failing to maintain exemptions from registration under the 1940 Act, failure to satisfy the requirements of the Internal Revenue Code of 1986 for maintaining REIT status and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility for a REIT’s shares. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.
Fund Organization
The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Advisor, Sub-Advisor, custodian and fund administrative and accounting agent.
Management of the Fund
First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Fund. In this capacity, First Trust is responsible for overseeing the Sub-Advisor in the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.
First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust and Chairman of the Board of the Trust. First Trust discharges its responsibilities subject to the policies of the Board.
First Trust serves as advisor or sub-advisor to six mutual fund portfolios, 10 exchange-traded funds consisting of 151 series and 15 closed-end funds and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. (“FTP”), an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of the Fund.
The Trust, on behalf of the Fund, and First Trust have retained Confluence to serve as the Fund’s investment sub-advisor pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”). Confluence is a St. Louis, Missouri based, Securities and Exchange Commission registered investment advisor founded in December 2007, specializing in equity portfolio management, asset allocation portfolio management, alternative investment management, and international and global portfolio management. The Confluence value-oriented investment team formerly with A.G. Edwards has a track record dating back to 1994 and has more than $10.02 billion in assets under management or supervision as of January 31, 2020. Confluence’s investment philosophy is driven by focused research and portfolio management to achieve long-term, risk- adjusted returns. Confluence employs a long-term, value-oriented, bottom-up approach to investing. Its proprietary investment research focuses on determining the intrinsic value of an investment opportunity. Through its research process, Confluence determines the intrinsic value of an investment opportunity and look to invest at a significant discount to intrinsic value, providing investments with a margin of safety.
14

Mark Keller, Daniel Winter, Chris Stein and Thomas Dugan serve as the Fund’s portfolio managers and share responsibilities for the day-to-day management of the Fund’s investment portfolio. The core investment team is led by Mark Keller.
•	Mark Keller, serves as Chief Executive Officer and Chief Investment Officer of Confluence. Mr. Keller has more than 30 years of investment experience, with a focus on value-oriented equity analysis and management. From 1994 to May 2008, he was the Chief Investment Officer of Gallatin Asset Management, and its predecessor organization, A.G. Edwards Asset Management, the investment management arm of A.G. Edwards, Inc. From 1999 to 2008, Mr. Keller was Chairman of the A.G. Edwards Investment Strategy Committee, which set investment policy and established asset allocation models for the entire organization. Mr. Keller began his career with A.G. Edwards in 1978, serving as an equity analyst for the firm’s Securities Research Department from 1979 to 1994. During his last five years in Securities Research, Mr. Keller was Equity Strategist and manager of the firm’s Focus List. Mr. Keller was a founding member of the A.G. Edwards Investment Strategy Committee, on which he served over 20 years, the last 10 years of which as Chairman of the Committee. Mr. Keller was a Senior Vice President of A.G. Edwards & Sons and of Gallatin Asset Management, and was a member of the Board of Directors of both companies. Mr. Keller received a Bachelor of Arts from Wheaton College (Illinois) and is a CFA charterholder.
•	Daniel Winter, serves as Senior Vice President and Chief Investment Officer - Value Equity of Confluence. Prior to joining Confluence in May 2008, Mr. Winter served as a Portfolio Manager and Analyst with Gallatin Asset Management, the investment management arm of A.G. Edwards, Inc. While at Gallatin, Mr. Winter chaired the portfolio management team responsible for the firm’s six value-oriented equity strategies. His responsibilities also included directing the strategy implementation and trading execution for the equity portfolios. Additionally, Mr. Winter co-managed the First Trust/Gallatin Specialty Finance and Financial Opportunities Fund (NYSE: FGB), a closed-end fund whose primary focus was on Business Development Companies, a role he continues in his current capacity at Confluence. Mr. Winter also served as a portfolio manager for the Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio which were offered through variable annuities. He was also a member of the firm’s Allocation Advisor Committee which oversaw the A.G. Edwards exchange-traded fund focused strategies. Prior to joining the firm’s Asset Management division in 1996, Mr. Winter served as a portfolio manager for A.G. Edwards Trust Company. Mr. Winter earned a Bachelor of Arts in business management from Eckerd College and a Master of Business Administration from Saint Louis University. Mr. Winter is a CFA charterholder.
•	Chris Stein, serves as Vice President and Portfolio Manager of Confluence. Mr. Stein joined Confluence in August 2008. Previously, Mr. Stein served as a Portfolio Manager and Analyst with Gallatin Asset Management, the investment management arm of A.G. Edwards, Inc. Mr. Stein was part of the portfolio management team responsible for Gallatin’s Large Cap Value, Small Cap Value, Equity Income, Value Opportunities and All Cap Global separately managed accounts. His analytical coverage was primarily focused on companies within the consumer discretionary sector. Additionally, Mr. Stein assisted the A.G. Edwards Trust Company in constructing and managing individual stock portfolios. Prior to joining the Asset Management division in 2001, Mr. Stein was an associate analyst covering the media and entertainment sector for A.G. Edwards’ securities research. Prior to joining A.G. Edwards in 1998, he was a financial consultant with Renaissance Financial. Mr. Stein earned a Bachelor of Science in Accounting and a Bachelor of Science in Finance from the University of Dayton. Mr. Stein also received a Master of Business Administration from St. Louis University.
•	Thomas Dugan, serves as Vice President and Portfolio Manager for Confluence. Prior to joining Confluence in 2008, Mr. Dugan served as an equity analyst with Gallatin Asset Management, the investment management arm of A.G. Edwards, Inc. Before joining Gallatin, Mr. Dugan was an equity analyst with Martin Capital Management in Elkhart, Indiana. Mr. Dugan graduated summa cum laude with a Bachelor of Science degree in business administration in finance and economics from Rockhurst University. He earned his Master of Business Administration degree from the Kelley School of Business at Indiana University and is a CFA charterholder.
Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is provided in the SAI.
Management Fees
Pursuant to an investment management agreement between First Trust and the Trust, on behalf of the Fund (the “Investment Management Agreement”), First Trust oversees Confluence’s management of the Fund’s assets and pays Confluence for its services as Sub-Advisor. First Trust is paid an annual management fee equal to 1.00% of the Fund’s average daily net assets. The Fund is responsible for all of its expenses, including management fees, costs of transfer agency, custody, fund administration
15

and accounting, legal, audit and other services, interest, taxes, brokerage commissions and other expenses related to the execution of portfolio transactions, any distribution fees or expenses, and extraordinary expenses, as well as its portion of the Trust’s operating expenses.
First Trust and Confluence have agreed to limit fees and/or pay expenses to the extent necessary through February 28, 2021, to prevent the Fund’s Total Annual Operating Expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) from exceeding 1.35% of the average daily net assets of any class of shares of the Fund. From March 1, 2021 through February 28, 2030, the Fund’s Total Annual Operating Expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) will not exceed 1.70% of the average daily net assets of any class of shares of the Fund. Expenses borne by First Trust and Confluence are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. Acquired fund fees and expenses are not taken into consideration in the expense limitation because they are not Fund operating expenses, but rather, are imputed fees and expenses.
A discussion regarding the Board’s approval of the continuation of the Investment Management Agreement and Sub-Advisory Agreement is available in the Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2019.
Share Classes
The Fund offers three classes of shares: Class A, Class C and Class I. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, fees, eligibility requirements and other features. Consult with your financial intermediary representative for additional information on whether the shares are an appropriate investment choice. The Fund may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange, or redeem shares. With certain limited exceptions, the Fund is available only to U.S. citizens or residents.
Please refer to the SAI for more information about Class A, Class C and Class I shares, including more detailed program descriptions and eligibility requirements. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. Additional information is also available from your financial intermediary. Information regarding the sales charge applicable to the purchase of Fund shares is included in this prospectus and the Fund's SAI, both of which are available free of charge at www.ftportfolios.com/Retail/MF/MFSummary.aspx?Ticker=FOVAX. Information regarding the sales charge applicable to the purchase of Fund shares is not available on the Fund's website separately from the Fund's prospectus and SAI.
Class A Shares
You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. The sales charge may be waived, as described in “Class A Sales Charge Waivers.” Class A shares are also subject to an annual service fee of 0.25% of the Fund’s average daily net assets attributable to Class A shares, which compensates your financial advisor and other entities for providing ongoing service to you. FTP retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the Fund are as follows:
16

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	5.50%	5.73%	5.00%
$50,000 but less than $100,000	4.75%	4.97%	4.25%
$100,000 but less than $250,000	4.00%	4.21%	3.50%
$250,000 but less than $500,000	3.75%	3.96%	3.50%
$500,000 but less than $1,000,000	3.25%	3.45%	3.00%
$1,000,000 and over*	—	—	1.00%
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. First Trust pays financial intermediaries of record a commission equal to 1.00% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of the amount over $5 million. You may be assessed a contingent deferred sales charge of 1.00% if you redeem any of your shares within 12 months of purchase. The contingent deferred sales charge is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a contingent deferred sales charge on any Class A shares you purchase by reinvesting dividends or capital gains.
For purposes of determining whether you qualify for a reduced sales charge as set forth in the table above, you may include purchases by (i) you, (ii) your spouse (or legal equivalent if recognized under local law) and your children under 21 years of age, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer). See the SAI for more information.
Class C Shares
You can purchase Class C shares at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 1.00% of the Fund’s average daily net assets attributable to Class C shares. The annual 0.25% service fee compensates your financial advisor for providing ongoing service to you. The annual 0.75% distribution fee compensates FTP for paying your financial advisor an ongoing sales commission as well as an advance of the first year’s service and distribution fees. FTP retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1.00% contingent deferred sales charge (“CDSC”), which is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends or capital gains.
The Fund has established a limit to the amount of Class C shares that may be purchased by an individual investor. See the SAI for more information.
Automatic Conversion of Class C Shares to Class A Shares After 10-Year Holding Period. Beginning on March 1, 2019, Class C shares of the Fund that have been held for 10 years or more will automatically convert into Class A shares of the Fund and will be subject to Class A shares’ lower distribution and service (12b-1) fees. The conversion will occur on the basis of the relative net asset values of the two classes, meaning the value of your investment will not change, but the number of shares that you own may be higher or lower after the conversion.
After March 1, 2019, Class C shares of the Fund will convert automatically to Class A shares of the Fund on a monthly basis in the month of, or the month following, the 10-year anniversary of the Class C shares’ purchase date. Class C shares of the Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the conversion date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions.
Shareholders will not pay a sales charge, including a CDSC, upon the automatic conversion of their Class C shares to Class A shares. The automatic conversion of the Fund’s Class C shares into Class A shares after the 10-year holding period is not expected to be a taxable event for federal income tax purposes. Shareholders should consult with their tax advisor regarding the state and local tax consequences of such conversions.
Class C shares held through a financial intermediary in an omnibus account will be automatically converted into Class A shares only if the intermediary can document that the shareholder has met the required holding period. In certain circumstances, when shares are invested through retirement plans, omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such
17

Class C shares are eligible for automatic conversion into Class A shares and the financial intermediary may not have the ability to track purchases to credit individual shareholders’ holding periods. This primarily occurs when shares are invested through certain record keepers for group retirement plans, where the intermediary cannot track share aging at the participant level. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. In these circumstances, it is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. In circumstances where a financial intermediary is unable to track or substantiate the holding period of a Class C shareholder, such shareholder will remain holding Class C shares and will be ineligible to have their shares converted to Class A pursuant to this automatic conversion program. Please consult with your financial intermediary about your shares’ eligibility for this conversion feature.
Also beginning on March 1, 2019, new accounts or plans may not be eligible to purchase Class C shares of the Fund if it is determined that the intermediary cannot track shareholder holding periods to determine whether a shareholder’s Class C shares are eligible for conversion to Class A shares. Accounts or plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before March 1, 2019, may continue to open accounts for new participants in that share class and purchase additional shares in existing participant accounts. The Fund has no responsibility for overseeing, monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion.
Customers of Raymond James (as defined below) may be eligible for an exchange of Class C shares for Class A shares, less the applicable sales charge, after holding their Class C shares for eight (8) years. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.
Class I Shares
You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. Class I shares are not subject to sales charges or ongoing service or distribution fees. Class I shares have lower ongoing expenses than the other classes. Class I shares are available for purchase in an amount of $1 million or more, or using dividends and capital gains distributions on Class I shares. Class I shares may also be available for purchase in amounts of less than $1 million by the following categories of investors:
•	Certain employees, officers, directors and affiliates of First Trust and Confluence Investment Management LLC.
•	Certain financial intermediary personnel.
•	Certain bank or broker affiliated trust departments, pursuant to an agreement.
•	Certain employer-sponsored retirement plans.
•	Certain additional categories of investors, including certain advisory accounts of First Trust and its affiliates, and qualifying clients of investment advisors, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.
Class I shares are also available for purchase in minimum amounts of $250 or more for accounts of clients of financial intermediaries who charge an ongoing fee for advisory, investment, consulting or similar services (“wrap” accounts).
Class I shares may be available to investors that purchase shares through financial intermediaries that, acting as agents on behalf of their customers, directly impose on shareholders sales charges or transaction fees (i.e., commissions) determined by the financial intermediary related to the purchase of Class I shares. These charges and fees are not disclosed in the prospectus or statement of additional information. Such purchases are not subject to the Class I minimum purchase requirements disclosed in the prospectus or statement of additional information. Shares of the Fund are available in other share classes that have different fees and expenses.
See the SAI for more information.
Class A Sales Charge Waivers
Class A shares of the Fund may be purchased at net asset value without a sales charge as follows:
•	Purchases of $1,000,000 or more.
•	Reinvestment of distributions from Class A Shares of the Fund.
18

•	Purchases by officers, trustees and former trustees of the First Trust Mutual Funds, as well as full-time and retired employees of First Trust, any parent company of First Trust, and subsidiaries thereof, and such employees’ immediate family members (as defined in the SAI).
•	Purchases by any person who, for at least the last 90 days, has been an officer, director, or full-time employee of any financial intermediary or any such person’s immediate family member.
•	Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity.
•	Purchases made by investors purchasing on a periodic fee, asset based fee, or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and clients of investment advisors, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.
Morgan Stanley Smith Barney LLC (“Morgan Stanley”) Class A Sales Charge Waivers. Notwithstanding the list above, effective July 1, 2018, shareholders purchasing Class A shares of the Fund through a Morgan Stanley Wealth Management transactional brokerage account will only be eligible for a waiver of the up-front sales charge applicable to Class A shares under the following circumstances (these conditions differ from and may be more limited than those disclosed above and elsewhere in the Fund’s prospectus or statement of additional information):
•	Purchases by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•	Purchases by Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.
•	Shares purchased through a Morgan Stanley self-directed brokerage account.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.
•	Shares purchased from the proceeds of redemptions of other First Trust Mutual Funds; provided that, (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) the redeemed shares were subject to an up-front or deferred sales charge.
Intermediary-Defined Sales Charge Waiver Policies
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & Raymond James affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•	Shares purchased in an investment advisory program.
•	Shares purchased within the family of First Trust Mutual Funds through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
19

•	Shares purchased from the proceeds of redemptions within the family of First Trust Mutual Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C shares available at Raymond James
•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•	Breakpoints as described in this prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Janney Montgomery Scott LLC (“Janney”)
Effective May 1, 2020, shareholders purchasing Fund shares through a Janney brokerage account will only be eligible for the following load waivers (front-end sales load waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-end sales load waivers on Class A shares available at Janney
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the family of First Trust Mutual Funds).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•	Shares purchased from the proceeds of redemptions within the family of First Trust Mutual Funds, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same Fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney
•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
20

•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.
Front-end sales load discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
•	Breakpoints as described in the Fund’s Prospectus.
•	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
You may need to provide the Fund or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge waiver (or reduction as set forth in the table above in “Share Classes—Class A Shares”). This may include account statements of family members and information regarding First Trust Mutual Fund shares held in accounts with other financial advisors. You or your financial advisor must notify First Trust at the time of each purchase if you are eligible for any of these programs that result in a sales charge waiver or reduction. The Fund may modify or discontinue these programs at any time.
Right of Accumulation. You may purchase Class A shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all eligible shares (as set forth herein) and applying the sales charge applicable to such aggregate amount. Shares eligible for aggregation include Class A shares of the Fund and other First Trust Mutual Funds then held by you. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the rights of accumulation to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.
Letter of Intent. You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares (including Class A shares in other First Trust funds) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter. In order to apply purchases towards the intended amount, you must refer to such Letter when placing all orders.
When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus the value of any redemptions of Class A shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any applicable sales charge. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.
Investment in Fund Shares
Shares of the Fund may be purchased on any business day, which is any day the NYSE is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the transfer agent or authorized intermediary receives your order. Orders received before the close of trading on a business day (normally, 4:00 p.m. Eastern Time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.
Fund shares may be purchased only through a financial intermediary. The Fund has authorized one or more financial intermediaries, or the designees of such intermediaries, to receive purchase and redemption orders on the Fund’s behalf. The
21

Fund will be deemed to have received a purchase or redemption order when an authorized financial intermediary, or the designee of an authorized financial intermediary, receives the order.
A financial intermediary, such as a financial advisor or broker, is paid for providing investment advice and services, either from the Fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. Financial intermediaries may charge a service fee in connection with the purchase or redemption of the Fund shares. Service fees typically are fixed dollar amounts and are in addition to the sales and other charges described in this prospectus and the SAI. For more information, please contact your financial intermediary.
For purposes of the 1940 Act, the Fund is treated as a registered investment company, and, absent an available exemption or exemptive relief, the acquisition of shares by other registered investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act.
Investment Minimums
The minimum initial purchase or exchange into the Fund is $2,500 ($750 for a Traditional/Roth IRA account; $500 for an Education IRA account; and $250 for accounts opened through fee based programs). Subsequent investments must be in amounts of $50 or more. Class I shares are subject to higher minimums for certain investors. There are no minimums for purchases or exchanges into the Fund through employer-sponsored retirement plans. The Fund reserves the right to reject purchase or exchange orders and to waive or increase the minimum investment requirements.
Account Services
The following is a description of additional account services available to investors at no additional cost. Investors can obtain copies of the necessary forms from their financial advisor.
Exchanging Shares
Shares of the Fund may be exchanged into an identically registered account for the same class of another First Trust Mutual Fund available in your state. The exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund, subject to the payment of any applicable CDSC. Please consult the SAI for details.
The Fund may change or cancel its exchange policy at any time upon 60 days’ notice. The Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. See “Frequent Trading and Market Timing” below.
Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the Fund may not be considered a taxable event. Please consult a tax advisor about the tax consequences of exchanging your shares.
Reinstatement Privilege
If shares of the Fund are redeemed, you may reinvest all or part of your redemption proceeds in the Fund up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. The reinvestment privilege does not extend to Class A shares or Class C shares, where the redemption of the shares triggered the payment of a CDSC. This reinstatement privilege may be used only once for any redemption.
Redemption of Fund Shares
An investor may redeem shares on any business day. Investors will receive the share price next determined after the Fund has received a redemption request. Redemption requests must be received before the close of trading on the NYSE (normally, 4:00 p.m. Eastern Time) in order to receive that day’s price. The Fund will normally mail a check the next business day after a redemption request is received, but in no event more than seven calendar days after a request is received. Redemption requests for payment by a method other than by check will typically be processed the next business day after a redemption request is received, but in no event more than seven calendar days after a request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten days from your purchase date. Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested. The Fund typically expects to meet redemption requests through holdings of cash or cash equivalents
22

and the sale of portfolio assets in both regular and stressed market conditions. Under unusual circumstances that make cash payments unwise and for the protection of existing shareholders, the Fund may meet redemption requests in-kind.
Shares of the Fund must be redeemed through your financial intermediary. A financial intermediary may charge a fee for this service.
Contingent Deferred Sales Charge
If Class A or Class C shares that are subject to a CDSC are redeemed, an investor may be assessed a CDSC. When an investor is subject to a CDSC, the Fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares owned for the longest period of time, unless requested otherwise. No CDSC is imposed on shares bought through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to FTP. The CDSC may be waived under certain special circumstances as described below.
Reduction or Elimination of Class A and Class C Contingent Deferred Sales Charge
Class A shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, a CDSC of 1% may be imposed on any redemption within 12 months of purchase. Class C shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C shares that are redeemed within 12 months of purchase (except in cases where the shareholder’s financial advisor agreed to waive the right to receive an advance of the first year’s distribution and service fee).
In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another First Trust non-ETF open-end fund. The holding period is calculated on a monthly basis and begins on the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. FTP receives the amount of any CDSC shareholders pay.
The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of the Fund’s shares subject to a sales charge are reinvested in shares of certain funds within a specified number of days; (vii) redemptions in connection with the exercise of the Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board of Trustees has determined may have material adverse consequences to the Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A shares could be purchased at net asset value without a sales charge; (x) redemptions of Class A or Class C shares if the proceeds are transferred to an account managed by an affiliated advisor and the advisor refunds the advanced service and distribution fees to FTP; and (xi) redemptions of Class C shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your advisor consents up front to receiving the appropriate service and distribution fee on the Class C shares on an ongoing basis instead of having the first year’s fees advanced by FTP. If the Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Fund will comply with the requirements of Rule 22d-1 under the 1940 Act.
In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59½, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of
23

employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59½; and (ii) for redemptions to satisfy required minimum distributions after age 72 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s First Trust IRA accounts).
Involuntary Redemption
From time to time, the Fund may establish minimum account size requirements. The Fund reserves the right to liquidate your account upon 30 days’ written notice if the value of your account falls below an established minimum. Accounts may be involuntarily redeemed when the value of the account falls below the minimum either because of redemptions or because of market action. The Fund has set a minimum balance of $250. You will not be assessed a CDSC on an involuntary redemption. This policy does not apply to retirement accounts.
From the time to time, certain dealers that do not have dealer agreements with the Fund’s principal underwriter, FTP, may purchase shares of the Fund. Upon 30 days’ written notice to such dealers, the Fund reserves the right to involuntarily redeem these accounts if a dealer agreement is not executed within the 30-day period. The account will not be assessed a CDSC on an involuntary redemption.
Redemptions In-Kind
The Fund generally pays redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the Fund may pay all or a portion of your redemption proceeds in securities or other Fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale. While the Fund does not intend to effect redemptions in-kind under normal circumstances, if the Fund does so, you may receive a pro-rata share of the Fund’s securities, individual securities held by the Fund, or a representative basket of securities in the Fund’s portfolio. See the SAI for additional information.
Medallion Signature Guarantee Program
Certain transactions, including establishing or modifying certain services such as changing bank information on an account, will require a signature guarantee or signature verification from a Medallion Signature Guarantee Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the Fund reserves the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.
A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor. Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.
Dividends, Distributions and Taxes
Dividends from net investment income, if any, are declared and paid semi-annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.
Unless you request otherwise, the Fund reinvests your dividends and capital gain distributions in additional Fund shares of the same class of shares with respect to which such dividends or distributions are paid. If you do not want your dividends and capital gain distributions reinvested in Fund shares in this manner, you may contact your financial advisor to request that your dividends and capital gain distributions be paid to you by check or deposited directly into your bank account. If adequate information is not received from a shareholder or its financial advisor to permit the Fund to direct reinvestment proceeds into the account from which they were paid, the Fund reserves the right to redirect such amounts into the appropriate account at a later date. For further information, contact your financial advisor.
24

Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.
As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.
Fund Status
The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes. An adverse federal income tax audit of a partnership that the Fund invests in could result in the Fund being required to pay federal income tax or pay a deficiency dividend (without having received additional cash).
Distributions
The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Some portion of the ordinary income distributions that are attributable to dividends received by the Fund from shares in certain real estate investment trusts may be designated by the Fund as eligible for a deduction for qualified business income, provided certain holding period requirements are satisfied. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.
Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
Dividends Received Deduction
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.
Capital Gains and Losses and Certain Ordinary Income Dividends
If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable income below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Some portion of your capital gain dividends may be attributable to the Fund’s interest in a master limited partnership which may be subject to a maximum marginal stated federal tax rate of 28%, rather than the rates set forth above. In addition, capital gain received from assets held for more than one year that is
25

considered “unrecaptured section 1250 gain” (which may be the case, for example, with some capital gains attributable to equity interests in real estate investment trusts that constitute interests in entities treated as real estate investment trusts for federal income tax purposes) is taxed at a maximum marginal stated federal tax rate of 25%. In the case of capital gain dividends, the determination of which portion of the capital gain dividend, if any, is subject to the 28% tax rate or the 25% tax rate, will be made based on rules prescribed by the United States Treasury. Capital gains may also be subject to the Medicare tax described above.
Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.
Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Distributions with respect to shares in real estate investment trusts and foreign corporations are qualifying dividends only in limited circumstances. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.
Sale of Shares
If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.
Treatment of Fund Expenses
Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. You may not be able to deduct some or all of these expenses.
Non-U.S. Tax Credit
Because the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.
Non-U.S. Investors
If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.
Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. This withholding tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends
26

after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
Investments in Certain Non-U.S. Corporations
If the Fund holds an equity interest in any passive foreign investment companies (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.
Distribution and Service Plan
FTP serves as the selling agent and distributor of the Fund’s shares. In this capacity, FTP manages the offering of the Fund’s shares and is responsible for all sales and promotional activities. In order to reimburse FTP for its costs in connection with these activities, including compensation paid to financial intermediaries, the Fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act. See “Share Classes” for a description of the distribution and service fees paid under this plan.
FTP receives a service fee for Class A and Class C shares to compensate financial intermediaries, including FTP, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. Under the plan, FTP receives a distribution fee for Class C shares for providing compensation to financial intermediaries, including FTP, in connection with the distribution of shares. These fees also compensate FTP for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term holders of Class C shares may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority Conduct Rules.
Other Payments to Financial Intermediaries
In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by FTP to financial intermediaries as previously described, First Trust or its affiliates may from time to time make additional payments, out of their own resources, to certain financial intermediaries that sell shares of First Trust Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of First Trust Mutual Fund shares and/or total assets of First Trust Mutual Funds held by the firm’s customers. The level of payments that First Trust is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into First Trust Mutual Funds, the firm’s level of participation in First Trust Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the First Trust Mutual Funds for which these payments are provided. First Trust or its affiliates may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which First Trust or its affiliates promotes its products and services. First Trust may also make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by First Trust under this category of services may be charged back to the Fund, subject to approval by the Board.
In connection with the availability of First Trust Mutual Funds within selected mutual fund no transaction fee institutional platforms and fee based wrap programs (together, “Platform Programs”) at certain financial intermediaries, First Trust or an
27

affiliate also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to First Trust Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Mutual Funds out of Fund assets.
Net Asset Value
The net asset value is determined for each class of shares of the Fund as of the close of trading (normally 4:00 p.m., Eastern Time) on each day the NYSE is open for business. Net asset value for each class is calculated for the Fund by taking the market price of the Fund’s total assets attributable to such class, including interest or dividends accrued but not yet collected, less all liabilities attributable to such class, and dividing such amount by the total number of shares of the class outstanding. The result, rounded to the nearest cent, is the net asset value per share. Differences in net asset value of each class of the Fund’s shares are generally expected to be due to the daily expense accruals of the specified distribution and service fees and transfer agency costs applicable to such class of shares and the differential in the dividends that may be paid on each class of shares. All valuations are subject to review by the Board or its delegate.
The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.
The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value, in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”) are valued at the last sale price on the business day as of which such value is being determined. Securities listed on Nasdaq or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on Nasdaq or the AIM, the securities are fair valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on Nasdaq or the AIM, are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at the closing bid price. Short-term investments that mature in less than 60 days when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discount, provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Net asset value may change on days when investors may not sell or redeem Fund shares.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate, the Advisor’s Pricing Committee, at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Board and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre- established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of net asset value of each class of shares of the Fund or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from the current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. See the SAI for details.
28

Because foreign securities exchanges may be open on different days than the days during which an investor may purchase or sell shares of a Fund, the value of the Fund’s securities may change on days when investors are not able to purchase or sell shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rates in effect at the time of valuation.
Fund Service Providers
Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, acts as the administrator, custodian and fund accounting agent for the Fund. BNY Mellon Investment Servicing (US) Inc. acts as the transfer agent for the Fund. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Fund. First Trust serves as the fund reporting agent for the Fund.
Shareholder Inquiries
All inquiries regarding the Fund should be directed your financial advisor who can contact the Fund on your behalf by calling (888) 373-5776, or by mail to the Trust, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9788, Providence, Rhode Island 02940.
Frequent Trading and Market Timing
The Fund is intended for long-term investment and should not be used for excessive trading. Excessive trading in the Fund’s shares can disrupt portfolio management, lead to higher operating costs and cause other operating inefficiencies for the Fund. However, the Fund is also mindful that shareholders may have valid reasons for periodically purchasing and redeeming the Fund shares.
Accordingly, the Trust has adopted a Frequent Trading Policy that seeks to balance the Fund’s need to prevent excessive trading in Fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of the Fund’s shares.
The Trust’s Frequent Trading Policy generally limits an investor to two “round trip” trades within a 90-day period. A “round trip” is the purchase and subsequent redemption of the Fund’s shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely spaced transactions. The Trust may also suspend the trading privileges of any investor who makes a round trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts.
The Fund primarily receives share purchase and redemption orders through third party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the Fund only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the Fund. Despite the Fund’s efforts to detect and prevent frequent trading, the Fund may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. FTP, the Fund’s distributor, has entered into agreements with financial intermediaries that maintain omnibus accounts with the Fund’s transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with FTP in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the Fund through such accounts. Technical limitations in operational systems at such intermediaries or at FTP may also limit the Fund’s ability to detect and prevent frequent trading. In addition, the Trust may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the Trust’s Frequent Trading Policy and may be approved for use in instances where the Fund reasonably believes that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the Trust does not knowingly permit frequent trading, it cannot guarantee that it will be able to identify and restrict all frequent trading activity.
The Trust reserves the right in its sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if it determines that doing so would not harm the interests of the respective Fund’s shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of
29

law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The Trust may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.
The Trust reserves the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if it determines, in its sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to Fund shareholders. The Trust also reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, the Trust may refuse purchase orders if the Fund would be unable to invest the proceeds from the purchase order in accordance with the Fund’s investment policies and/or objective, or if the Fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the Trust’s Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the SAI.
Total Return Information
The information presented for the Fund is for the period indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by First Trust.
“Average annual total returns” represent the average annual change in the value of an investment over the period indicated. The return information shown under “Annual Total Return” in the Fund’s summary prospectus represents the average annual total returns of the Fund as of the calendar year end, while the information presented below is as of the Fund’s fiscal year end. The returns shown in the table below assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of shares of the Fund. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance does not predict future results.
First Trust/Confluence Small Cap Value Fund
Total Returns as of October 31, 2019
	Without Sales Charge			With Sales Charge			Inception
		Average Annual			Average Annual
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Class A	4.77%	8.26%	9.53%	-1.00%	7.04%	8.82%	2/24/2011
Class C	4.33%	7.45%	8.26%	3.44%	7.45%	8.26%	3/2/2011
Class I	5.14%	8.32%	9.75%	5.14%	8.32%	9.75%	1/11/2011
30

Financial Highlights
The financial highlights table is intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single share of the Fund. The total returns represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report to Shareholders dated October 31, 2019 and is incorporated by reference in the Fund's SAI, which is available upon request.
First Trust/Confluence Small Cap Value Fund
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
Class A Shares	2019	2018	2017	2016	2015
Net asset value, beginning of period	$33.98	$34.48	$27.81	$26.34	$28.03
Income from investment operations:
Net investment income (loss) (a)	(0.08)	(0.20)	(0.16)	(0.10)	0.04
Net realized and unrealized gain (loss)	0.83	1.63	7.20	1.97	0.31
Total from investment operations	0.75	1.43	7.04	1.87	0.35
Distributions paid to shareholders from:
Net realized gain	(3.78)	(1.93)	(0.37)	(0.40)	(2.04)
Net asset value, end of period	$30.95	$33.98	$34.48	$27.81	$26.34
Total Return (b)	4.77%	4.16%	25.53%	7.22%	1.22%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$8,612	$6,692	$5,656	$3,767	$1,413
Ratio of total expenses to average net assets	2.66%	2.71%	3.56%	5.69%	7.61%
Ratio of net expenses to average net assets	1.60%	1.60%	1.60%	1.61% (c)	1.60%
Ratio of net investment income (loss) to average net assets	(0.28)%	(0.56)%	(0.50)%	(0.38)%	0.16%
Portfolio turnover rate	25%	35%	28%	15%	17%
(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	Includes excise tax. If this excise tax expense was not included, the net expense would have been 1.60%.
31

First Trust/Confluence Small Cap Value Fund
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
Class C Shares	2019	2018	2017	2016	2015
Net asset value, beginning of period	$30.61	$31.47	$25.61	$24.51	$26.44
Income from investment operations:
Net investment income (loss) (a)	(0.27)	(0.42)	(0.36)	(0.28)	(0.14)
Net realized and unrealized gain (loss)	0.74	1.49	6.59	1.78	0.25
Total from investment operations	0.47	1.07	6.23	1.50	0.11
Distributions paid to shareholders from:
Net realized gain	(3.78)	(1.93)	(0.37)	(0.40)	(2.04)
Net asset value, end of period	$27.30	$30.61	$31.47	$25.61	$24.51
Total Return (b)	4.33%	3.34%	24.58%	6.28%	0.33%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,671	$3,621	$3,962	$3,237	$2,247
Ratio of total expenses to average net assets	3.87%	3.69%	4.45%	6.28%	7.93%
Ratio of net expenses to average net assets	2.35%	2.35%	2.35%	2.36% (c)	2.35%
Ratio of net investment income (loss) to average net assets	(1.03)%	(1.31)%	(1.25)%	(1.12)%	(0.57)%
Portfolio turnover rate	25%	35%	28%	15%	17%
(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	Includes excise tax. If this excise tax expense was not included, the net expense would have been 2.35%.
32

First Trust/Confluence Small Cap Value Fund
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
Class I Shares	2019	2018	2017	2016	2015
Net asset value, beginning of period	$34.65	$35.07	$28.40	$26.84	$28.52
Income from investment operations:
Net investment income (loss) (a)	(0.01)	(0.11)	(0.09)	(0.05)	0.10
Net realized and unrealized gain (loss)	0.90	1.62	7.13	2.01	0.26
Total from investment operations	0.89	1.51	7.04	1.96	0.36
Distributions paid to shareholders from:
Net realized gain	(3.78)	(1.93)	(0.37)	(0.40)	(2.04)
Net asset value, end of period	$31.76	$34.65	$35.07	$28.40	$26.84
Total Return (b)	5.14%	4.30%	24.99%	7.46%	1.23%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$15,747	$11,302	$7,273	$2,101	$813
Ratio of total expenses to average net assets	2.22%	2.33%	3.22%	5.63%	8.46%
Ratio of net expenses to average net assets	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets	(0.02)%	(0.29)%	(0.28)%	(0.16)%	0.38%
Portfolio turnover rate	25%	35%	28%	15%	17%
(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
33

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

First Trust/Confluence Small Cap Value Fund
For More Information
For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Fund's policies and operation. Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund's performance during the last fiscal year. The Fund's most recent SAI, annual and semi-annual reports and certain other information are available free of charge by calling the Fund at (800) 621-1675, on the Fund's website at www.ftportfolios.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.
You may obtain this and other information regarding the Fund, including the SAI and the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the "SEC"). Information on the SEC’s website is free of charge. Visit the SEC’s online EDGAR database at www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C., or call the SEC at (202) 551-8090 for information on the Public Reference Room. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520 or by sending an electronic request to publicinfo@sec.gov.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(888) 373-5776
www.ftportfolios.com
SEC File #: 333-168727
811-22452

First Trust Series Fund

Prospectus
March 2, 2020
FIRST TRUST PREFERRED SECURITIES AND INCOME FUND	TICKER SYMBOL
CLASS A	FPEAX
CLASS C	FPECX
CLASS F	FPEFX
CLASS I	FPEIX
CLASS R3	FPERX
The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE

Summary Information
Investment Objective
The First Trust Preferred Securities and Income Fund (the "Fund") seeks to provide current income and total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Class I shares as “clean shares” may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other First Trust Advisors L.P. mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “Share Classes” on page 24 of this prospectus, “Investment in Fund Shares” on page 30 of this prospectus and “Purchase and Redemption of Fund Shares” on page 32 of the Fund’s statement of additional information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Class F	Class I	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)(1)	None	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class F	Class I	Class R3
Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.15%	—	0.50%
Other Expenses	0.36%	0.26%	0.70%	0.24%	3.16%
Total Annual Fund Operating Expenses	1.41%	2.06%	1.65%	1.04%	4.46%
Fee Waiver and Expense Reimbursement	0.01%	0.00%	0.35%	0.00%	2.81%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(2)	1.40%	2.06%	1.30%	1.04%	1.65%
(1)	For Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, a contingent deferred sales charge of 1% may be imposed on any redemption within 12 months of purchase. The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
(2)	The Fund’s investment advisor and sub-advisor have agreed to waive fees and reimburse expenses through February 28, 2021 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 1.15% of the average daily net assets of any class of Fund shares. Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) will not exceed 1.50% from March 1, 2021 through February 28, 2030. Fees waived or expenses borne by the Fund’s investment advisor and sub-advisor are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. Expense limitations may be terminated or modified prior to their expiration only with the approval of the Board of Trustees of the First Trust Series Fund.
3

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s annual operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) remain at current levels until February 28, 2021 and then will not exceed 1.50% from March 1, 2021 until February 28, 2030. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Redemption
Share Class	A	C	F	I	R3
1 Year	$586	$309	$132	$106	$168
3 Years	875	646	486	331	594
5 Years	1,185	1,108	864	574	1,045
10 Years	2,064	2,390	1,925	1,271	2,299
No Redemption
Share Class	A	C	F	I	R3
1 Year	$586	$209	$132	$106	$168
3 Years	875	646	486	331	594
5 Years	1,185	1,108	864	574	1,045
10 Years	2,064	2,390	1,925	1,271	2,299

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in preferred securities and other securities with similar economic characteristics. Securities that have economic characteristics that are similar to preferred securities include certain debt instruments. Such debt instruments are typically issued by corporations, generally in the form of interest bearing notes, or by an affiliated business trust of a corporation, generally in the form of (i) beneficial interests in subordinated debentures or similarly structured securities or (ii) more senior debt securities that pay income and trade in a manner similar to preferred securities. The Fund may also invest in more traditional corporate debt securities and U.S. government securities.
Preferred securities generally pay fixed or adjustable-rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are generally junior to all forms of the company’s debt, including both senior and subordinated debt; therefore, the risks and potential rewards of investing in the Fund may at times be similar to the risks and potential rewards of investing in both equity funds and bond funds. Because the issuers of preferred securities are often financial companies, the Fund intends to concentrate (invest at least 25% of its net assets) in the industry or group of industries that comprise the financial sector, which may include banks, thrifts, brokerage firms, broker-dealers, investment banks, finance companies, real estate investment trusts (“REITs”) and companies involved in the insurance industry. As of January 31, 2020, the Fund had significant investments in financial companies, although this may change from time to time. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund may be exposed to the risks associated with that jurisdiction or investment sector.
Under normal market conditions, the Fund invests at least 60% of its net assets in securities rated investment grade (BBB–/Baa3 or higher) at the time of purchase by at least one independent rating agency, such as Standard & Poor’s Ratings Service, a division of The McGraw-Hill Companies, Inc., Moody’s Investors Service, Inc., or another nationally recognized statistical rating organization, and unrated securities judged to be of comparable quality by the Fund’s sub-advisor. The Fund may invest up to 40% of its net assets in securities rated below investment grade (BB+/Ba1 or lower) at the time of purchase, which are commonly referred to as “high yield” securities or “junk bonds.” For securities with a split rating, the highest available rating will be used. In addition, at the time of purchase, at least 80% of the Fund’s net assets are issued by issuers that have long-term issuer credit ratings of investment grade by at least one independent rating agency or judged to be of comparable quality by the Fund’s sub-advisor, if any issuer is unrated. The Fund may invest in securities of any duration or maturity.
4

Under normal market conditions, the Fund may invest up to 15% of its net assets in cash and/or cash equivalents. The Fund may invest in securities issued by companies domiciled in the United States, U.S. dollar-denominated depositary receipts, U.S. dollar-denominated foreign securities and non-U.S. dollar-denominated securities. The Fund may invest in Rule 144A Securities, which are generally subject to resale restrictions and may be illiquid.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
BANKS RISK. Banks are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. In addition, banks are subject to extensive regulation at both the federal and state level, which may affect permissible activities, profitability and the amount of capital that they must maintain.
CALL RISK. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.
CONTINGENT CONVERTIBLE SECURITIES RISK. CoCos are hybrid securities most commonly issued by banking institutions that present risks similar to debt securities and convertible securities. CoCos are distinct in that they are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” When an issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects, a CoCo may be written down, written off or converted into an equity security. Due to the contingent write-down, write-off and conversion feature, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer's decision to write down, write off or convert a CoCo may be outside its control, and the Fund may suffer a complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence. The value of CoCos is unpredictable and may be influenced by many factors including, without limitation: the creditworthiness of the issuer and/or fluctuations in such issuer's applicable capital ratios; supply and demand for CoCos; general market conditions and available liquidity; and economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
CREDIT RISK. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.
CREDIT SPREAD RISK. From time to time, spreads (i.e., the difference in yield between debt securities that have different credit qualities or other differences) may increase, which may reduce the market value of some of the Fund’s debt securities. While the Fund may employ strategies to mitigate credit spread risk, these strategies may not be successful.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
5

EUROPE RISK. The Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (“Brexit”). After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached that would have the United Kingdom formally leave the EU and enter a transition period during which the United Kingdom would continue to follow all EU rules and remain a member of the EU single market and customs union. During this transition period, the United Kingdom is expected to begin negotiations with the EU on a free trade agreement. Should the transition period end without the United Kingdom and the EU agreeing on such an agreement, trade and economic relations between the two parties will be governed by World Trade Organization (“WTO”) rules. Under such a scenario, trade between the United Kingdom and the EU would no longer be tariff-free and non-tariff barriers such as new customs procedures would also arise, adding costs to doing business. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
EXTENSION RISK. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
FINANCIAL COMPANIES RISK. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), competition from new entrants and blurred distinctions in their fields of business.
FIXED-TO-FLOATING RATE SECURITIES RISK. Fixed-to-floating rate securities are securities that have a fixed dividend rate for an initial term that converts to a floating dividend rate upon the expiration of the initial term. Securities with a floating or variable interest rate component can be less sensitive to interest rate changes than securities with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. While fixed-to-floating rate securities can be less sensitive to interest rate risk than fixed-rate securities they generally carry lower yields than similar fixed-rate securities.
FLOATING RATE SECURITIES RISK. Floating rate securities are structured so that the security’s coupon rate fluctuates based upon the level of a reference rate. As a result, the coupon on floating rate securities will generally decline in a falling interest rate environment, causing the Fund to experience a reduction in the income it receives from the security. A floating rate security’s coupon rate resets periodically according to the terms of the security. Consequently, in a rising interest rate environment, floating rate securities with coupon rates that reset infrequently may lag behind the changes in market interest rates. Floating rate securities may also contain terms that impose a maximum coupon rate the issuer will pay, regardless of the level of the reference rate which would decrease the value of the security.
HIGH YIELD SECURITIES RISK. High yield securities, or “junk” bonds, are subject to greater market fluctuations, are less liquid and provide a greater risk of loss than investment grade securities, and therefore, are considered to be highly speculative. In general, high yield securities may have a greater risk of default than other types of securities and could cause income and principal losses for the Fund.
HYBRID CAPITAL SECURITIES RISK. Hybrid capital securities are subject to the risks of equity securities and debt securities. The claims of holders of hybrid capital securities of an issuer are generally subordinated to those of holders of traditional debt securities in bankruptcy, and thus hybrid capital securities may be more volatile and subject to greater risk than traditional debt securities, and may in certain circumstances be even more volatile than traditional equity securities. At the same time, hybrid capital securities may not fully participate in gains of their issuer and thus potential returns of such securities are generally more limited than traditional equity securities, which would participate in such gains. The terms of hybrid capital securities may vary substantially and the risks of a particular hybrid capital security will depend upon the terms of the instrument, but
6

may include the credit risk of the issuer, as well as liquidity risk, since they often are customized to meet the needs of an issuer or a particular investor, and therefore the number of investors that buy such instruments in the secondary market may be small.
INCOME RISK. The Fund’s income may decline when interest rates fall or if there are defaults in its portfolio. This decline can occur because the Fund may subsequently invest in lower-yielding securities as debt securities in its portfolio mature, are near maturity or are called, or the Fund otherwise needs to purchase additional debt securities.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.
LIQUIDITY RISK. The Fund may hold certain investments that may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
PREPAYMENT RISK. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. Debt securities allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest the proceeds of any prepayment at lower interest rates. These factors may cause the value of an investment in the Fund to change.
7

REIT RISK. REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs may have also a relatively small market capitalization which may result in their shares experiencing less market liquidity and greater price volatility than larger companies. Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.
RESTRICTED SECURITIES RISK. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
VALUATION RISK. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Annual Total Return
The bar chart and table below illustrate the calendar year returns of the Fund’s Class A shares based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s Class A shares’ average annual total returns compare to those of a blended benchmark index and two market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
Imposition of the Fund’s sales load is not reflected in the bar chart below. If the sales load was reflected, returns would be less than those shown.
8

Preferred Securities and Income Fund—Class A Shares
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
6.75%	March 31, 2012	-5.29%	September 30, 2013
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Years	Since Inception	Inception Date
Class A – Return Before Taxes	11.31%	5.61%	6.13%	2/25/2011
Class C – Return Before Taxes	14.78%	5.84%	5.94%	2/25/2011
Class F – Return Before Taxes	16.69%	6.71%	6.84%	3/2/2011
Class I – Return Before Taxes	16.94%	6.91%	7.07%	1/11/2011
Class R3 – Return Before Taxes	16.25%	6.28%	6.34%	3/2/2011
Class A – Return After Taxes on Distributions	8.91%	3.25%	3.80%	2/25/2011
Class A – Return After Taxes on Distributions and Sale of Shares	6.61%	3.19%	3.67%	2/25/2011
ICE BofA Fixed Rate Preferred Securities Index(1) (reflects no deduction for fees, expenses or taxes)	17.71%	6.51%	6.68%	1/11/2011
ICE BofA U.S. Capital Securities Index(1) (reflects no deduction for fees, expenses or taxes)	17.77%	5.73%	6.82%	1/11/2011
Blended Index(1),(2) (reflects no deduction for fees, expenses or taxes)	17.76%	6.13%	6.77%	1/11/2011
(1)	Since Inception Index returns are based on inception date of the Fund.
9

(2)	The Blended Index consists of a 50/50 blend of the ICE BofA Fixed Rate Preferred Securities Index and the ICE BofA U.S. Capital Securities Index. The Blended Index was added to reflect the diverse allocation of institutional preferred and hybrid securities in the Fund’s portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Investment Sub-Advisor
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”)
Portfolio Managers
The following persons are members of Stonebridge’s investment committee and serve as the portfolio managers of the Fund:
•	Scott T. Fleming, Chief Executive Officer and President, Stonebridge Advisors LLC
•	Robert Wolf, Chief Investment Officer, Senior Vice President and Senior Portfolio Manager, Stonebridge Advisors LLC
•	Eric Weaver, Senior Vice President, Chief Strategist and Portfolio Manager, Stonebridge Advisors LLC
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as a part of the portfolio management team of the Fund since 2011, except for Eric Weaver, who has served as a member of the portfolio management team since 2020.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund through a financial advisor on any day the New York Stock Exchange (“NYSE”) is open for business. The minimum initial purchase or exchange into the Fund is $2,500 ($750 for a Traditional/Roth IRA account; $500 for an Education IRA account; and $250 for accounts opened through fee-based programs). The minimum subsequent investment is $50. Class I shares are subject to higher minimums for certain investors and Class R3 shares are not subject to any minimums. There are no minimums for purchases or exchanges into the Fund through employer-sponsored retirement plans.
Tax Information
The Fund’s distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case, your distribution will be taxed upon withdrawal from the tax-deferred account. Additionally, a sale of Fund shares is generally a taxable event.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
10

Additional Information on the Fund's Investment Objective and Strategies
The Fund is a series of First Trust Series Fund and is regulated as an “investment company” under the 1940 Act. The Fund is actively managed and does not seek to track the performance of an index. The Fund’s investment objective is fundamental and may not be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Fund’s Statement of Additional Information (“SAI”) are non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days’ prior written notice. If there is a material change to the Fund’s principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.
The Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”) whereby the Fund, under normal market conditions, will invest at least 80% of its net assets (including investment borrowings) in preferred securities and other securities with similar economic characteristics. The Name Policy may be changed by the Board without shareholder approval upon 60 days’ prior written notice.
Fund Investments
Principal Investments
Contingent Convertible Securities
Contingent convertible securities (which generally provide for conversion under certain circumstances) are distinguished as a subset of convertible securities. Similar to mandatory convertible securities (and unlike traditional convertible securities), some contingent convertible securities provide for mandatory conversion under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the minimum amount of capital described in the security, the company’s regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. Further, some contingent convertible securities have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. In addition, various contingent convertible securities may contain features that limit an investor’s ability to convert the security unless certain conditions are met.
Convertible Securities
The Fund may invest in convertible securities. An investment in convertible securities is not a principal investment strategy of the Fund. Convertible Securities combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred securities, until the securities mature or are redeemed, converted or exchanged.
Debt Securities
The Fund may invest in a variety of debt securities, including corporate debt securities and U.S. government securities. Corporate debt securities are fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. Certain debt securities held by the Fund may include debt instruments that have economic characteristics that are similar to preferred securities, which shall be included in the 80% requirement for purposes of the Name Policy. Such debt instruments are typically issued by corporations, generally in the form of interest bearing notes, or by an affiliated business trust of a corporation, generally in the form of (i) beneficial interests in subordinated debentures or similarly structured securities or (ii) more senior debt securities that pay income and trade in a manner similar to preferred securities. Such debt instruments that have economic characteristics similar to preferred securities include, trust preferred securities, hybrid trust preferred securities and senior notes/baby bonds.
11

Senior Notes/Baby Bonds
Senior notes, also called baby bonds, are bonds designed to trade like preferred securities. They trade in $25 par amounts, pay quarterly interest, and are typically callable five years after issuance. Unlike the other structures, the issuer generally cannot skip or defer payments on senior notes without entering into default. These bonds rank higher in the capital structure than hybrids, Trust Preferred Securities and traditional preferred securities. The payments on senior notes/baby bonds are generally cumulative, in that the issuer must make good on all missed payments before making any payout on a junior ranking security such as a hybrid, Trust Preferred Security or perpetual preferred security.
U.S. Government Securities
U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.
Other Debt Securities
The broad category of corporate debt securities includes debt issued by U.S. and non-U.S. companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry fixed or floating rates of interest. The Fund may also invest in senior loans, second lien loans, loan participations, payment-in-kind securities, zero coupon bonds, bank certificates of deposit, fixed-time deposits, bankers acceptances, U.S. government securities or fixed income securities issued by non-U.S. governments denominated in U.S. dollars.
Financial Company Securities
The Fund invests at least 25% of its assets in the securities of financial companies. Financial companies include, but are not limited to, companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including, but not limited to, REITs.
Non-U.S. Investments
The Fund may invest in U.S. dollar-denominated depositary receipts, U.S. dollar-denominated foreign securities and non-U.S. dollar-denominated foreign securities.
Preferred Securities
The Fund invests in preferred securities, which generally pay fixed or adjustable-rate dividends or interest to investors and have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. Preferred securities are generally junior to all forms of the company’s debt, including both senior and subordinated debt.
While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities. Should an issuer default on its obligations under such a security, the amount of income earned by the Fund may be adversely affected.
Preferred securities may be issued by trusts or other special purpose entities established by operating companies, and therefore may not be direct obligations of operating companies. At the time a trust or special purpose entity sells its preferred securities to investors, the trust or special purpose entity generally purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities). The trust or special purpose entity, as the holder of the operating company’s debt, has priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but is typically subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is below that of its corresponding operating company’s senior debt securities due to its subordinated nature.
12

Trust Preferred Securities
Trust Preferred Securities combine features of corporate debt securities and preferred stock. The securities generally pay quarterly income. U.S. issues usually have long maturities, while foreign issues are normally perpetual. The creation of a Trust Preferred generally begins with a company establishing a Delaware limited business trust. The trust issues Preferred Securities to the public and uses the proceeds to purchase junior subordinated debentures from that company. The terms of the debentures are essentially the same as the terms of the Preferred Securities. Trust Preferreds represent the “preferred” interest in trusts that hold junior subordinated deferrable debentures of the issuer. The parent may then use the proceeds for general corporate purposes. The issuer of Trust Preferred Securities are generally ale to defer or skip payments for up to five years without being in default. In the event that the issuer skips or defers a payment, the holder of the security is generally still subject to taxation on the missed payments.
Hybrid Trust Preferred Securities
Hybrid trust preferred securities have many characteristics that are similar to traditional Trust Preferred Securities. The following items are some of the distinguishing features found in most hybrid structures:
•	The securities have long-term maturities (a minimum of 30 years) or are perpetual. They typically rank senior to common shares and perpetual preferred shares, and junior to senior debt and Trust Preferred Securities.
•	In most cases, the issuer is allowed to defer the coupon payments for up to 10 years, provided certain conditions are met. The investor would still face tax liability on the skipped payments. In perpetual structures issued by foreign corporations, the issuer can generally skip a payment for an unlimited period without being in default, and the investor faces no tax liability on the skipped payments.
•	Some $25 par securities have mandatory payment deferral provisions that list objective financial criteria that would require the issuer to skip a coupon payment. Such provisions remove some of management’s discretion in deciding to skip a payment.
•	Most cumulative issues have an Alternative Payment Mechanism (“APM”) in the event that the issuer cannot meet its coupon payments. At certain times, the issuer may issue new common stock to finance the deferred payment. In many cases, the APM becomes mandatory after five years of payment deferment.
•	Most hybrid securities have a replacement capital covenant, which only permits an issuer to redeem a security if a new security with equal or greater equity content is issued. If the issuer is unable to do so, the security remains outstanding.
Real Estate Investment Trusts
REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. REITs are companies that often actively manage income-generating commercial real estate. Some REITs make or invest in loans and other obligations that are secured by real estate collateral. Most REITs are publicly traded and are generally a highly liquid method of investing in real estate. REITs are a creation of the tax law. REITs essentially operate as a corporation or business trust with the advantage of exemption from corporate income taxes provided the REIT satisfies certain requirements.
REITs are generally categorized as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest in and own properties, and thus are responsible for the equity or value of their real estate assets. Their revenues come principally from their properties’ rents. Mortgage REITs deal in investment and ownership of property mortgages. These REITs loan money for mortgages to owners of real estate or purchase existing mortgages or mortgage-backed securities. Their revenues are generated primarily by the interest that they earn on the mortgage loans. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs by investing in both properties and mortgages.
Non-Principal Investments
Cash Equivalents and Short-Term Investments
Normally, the Fund invests substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a defensive strategy when the portfolio managers believe securities in
13

which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the SAI.
Hedging Strategies
Consistent with an exemptive order from, and no-action letters issued by, the Securities and Exchange Commission, the Funds may use futures, options, puts, calls and other derivative instruments. A Fund may utilize derivatives to enhance return, to hedge some of the risks of its investments in securities, as a substitute for a position in the underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of the markets in which it invests), to manage cash flows, to limit exposure to losses due to changes to non-U.S. currency exchange rates or to preserve capital.
Illiquid Securities
The Fund may invest up to 15% of its net assets in securities and other instruments that are, at the time of investment, illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that are deemed to be illiquid, and certain repurchase agreements.
Disclosure of Portfolio Holdings
The Fund’s portfolio holdings are available on the Fund's website at www.ftportfolios.com. A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is included in the Fund's SAI, which is also available on the Fund's website.
Risks of Investing in the Fund
Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal Risks set forth below in this prospectus. The order of the below risk factors does not indicate the significance of any particular risk factor.
Principal Risks
BANKS RISK. The Fund invests significantly in banks. Banks are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. In addition, banks are subject to extensive regulation at both the federal and state level, which may affect permissible activities, profitability and the amount of capital that they must maintain.
CALL RISK. Some debt securities may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, likely resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover. If a called debt security was purchased by the Fund at a premium, the value of the premium may be lost in the event of a redemption.
CONTINGENT CONVERTIBLE SECURITIES RISK. CoCos are hybrid securities most commonly issued by banking institutions that present risks similar to debt securities and convertible securities. CoCos are distinct in that they are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” When an issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects, a CoCo may be written down, written off or converted into an equity security. Due to the contingent write-down, write-off and conversion feature, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer's decision to write down, write off or convert a CoCo may be outside its control, and the Fund may suffer a complete loss on an investment in CoCos with no chance of recovery even if the issuer
14

remains in existence. CoCos are usually issued in the form of subordinated debt instruments to provide the appropriate regulatory capital treatment. If an issuer liquidates, dissolves or winds-up before a conversion to equity has occurred, the rights and claims of the holders of the CoCos (such as the Fund) against the issuer generally rank junior to the claims of holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer's underlying equity securities after a conversion event (i.e., a “trigger”), each holder will be further subordinated. CoCos also may have no stated maturity and have fully discretionary coupons. This means coupon payments can be canceled at the issuer’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses, without causing a default. In general, the value of CoCos is unpredictable and is influenced by many factors including, without limitation: the creditworthiness of the issuer and/or fluctuations in such issuer's applicable capital ratios; supply and demand for CoCos; general market conditions and available liquidity; and economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
CREDIT RISK. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments. Debt securities are subject to varying degrees of credit risk which are often reflected in credit ratings. The credit rating of a debt security may be lowered if the issuer or other obligated party suffers adverse changes to its financial condition. These adverse changes may lead to greater volatility in the price of the debt security and affect the security’s liquidity. High yield and comparable unrated debt securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal. To the extent that the Fund holds debt securities that are secured or guaranteed by financial institutions, changes in credit quality of such financial institutions could cause values of the debt security to deviate.
CREDIT SPREAD RISK. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between debt securities that have differences in credit quality or other factors) may increase, which may reduce the market values of the Fund’s debt securities. While the Fund may employ strategies to mitigate credit spread risk, these strategies may not be successful. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for debt securities with longer maturities.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. These risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Advisor, distributor and other service providers (including, but not limited to, sub-advisors, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses; interference with the Fund’s ability to calculate its net asset value; disclosure of confidential trading information; impediments to trading; submission of erroneous trades or erroneous creation or redemption orders; the inability of the Fund or its service providers to transact business; violations of applicable privacy and other laws; regulatory fines penalties, reputational damage, reimbursement or other compensation costs; or additional compliance costs. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. However, there is no guarantee that such efforts will succeed, and the Fund and its shareholders could be negatively impacted as a result.
EUROPE RISK. The Fund invests significantly in the securities of European issuers. Therefore, in addition to the risks associated with investments in non-U.S. securities generally, the Fund is subject to certain risks associated specifically with investments in securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe
15

are member states in the EU, and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU. After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached that would have the United Kingdom formally leave the EU and enter a transition period during which the United Kingdom would continue to follow all EU rules and remain a member of the EU single market and customs union. During this transition period, the United Kingdom is expected to begin negotiations with the EU on a free trade agreement. Should the transition period end without the United Kingdom and the EU agreeing on such an agreement, trade and economic relations between the two parties will be governed by WTO rules. Under such a scenario, trade between the United Kingdom and the EU would no longer be tariff-free and non-tariff barriers such as new customs procedures would also arise, adding costs to doing business. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Trade between the United Kingdom and the EU is highly integrated through supply chains and trade in services, as well as through multinational companies. The United Kingdom’s departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
EXTENSION RISK. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making them more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value. Extension risk is particularly prevalent for a callable debt security where an increase in interest rates could result in the issuer of that security choosing not to redeem the debt security as anticipated on the security’s call date. Such a decision by the issuer could have the effect of lengthening the debt security’s expected maturity, making it more vulnerable to interest rate risk and reducing its market value.
FINANCIAL COMPANIES RISK. The Fund invests significantly in financial companies. Financial companies are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount and types of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for financial companies, including effects not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries, on any individual financial company or on financial companies as a whole cannot be predicted. Certain risks may impact the value of investments in financial companies more severely than those of investments in other issuers, including the risks associated with companies that operate with substantial financial leverage. Financial companies may also be adversely affected by volatility in interest rates, loan losses and other customer defaults, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies in particular may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. Financial companies are also a target for cyber attacks and may experience technology malfunctions and disruptions as a result.
FIXED-TO-FLOATING RATE SECURITIES RISK. Fixed-to-floating rate securities are securities that have a fixed dividend rate for an initial term that converts to a floating dividend rate upon the expiration of the initial term. Securities with a floating or variable interest rate component can be less sensitive to interest rate changes than securities with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. While fixed-to-floating rate securities can be less sensitive to interest rate risk than fixed-rate securities they generally carry lower yields than similar fixed-rate securities. The interest rate for a floating rate security resets or adjusts periodically by reference to a benchmark interest rate. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Fixed-to-floating rate securities generally are subject to legal or contractual restrictions on resale, may trade infrequently and their value may be impaired when the Fund needs to liquidate such securities. There is no guarantee or assurance that the Fund will be able to invest in a desired amount of fixed-to-floating rate securities, will be able to buy such securities at a desirable price or that the fixed-to-floating rate securities in which it invests or seeks to invest will be actively traded. Any or all of the foregoing, should they occur, could negatively impact the Fund.
FLOATING RATE SECURITIES RISK. Floating rate securities are structured so that the security’s coupon rate fluctuates based upon the level of a reference rate. Most commonly, the coupon rate of a floating rate security is set in the loan agreement at the level of a widely followed interest rate, plus a fixed spread. As a result, it is expected that when interest rates change, the value of floating rate securities will fluctuate less than the value fixed rate debt securities. The coupon on floating rate securities
16

will generally decline in a falling interest rate environment, causing the Fund to experience a reduction in the income it receives from the security. A floating rate security’s coupon rate resets periodically according to the terms of the security. Consequently, in a rising interest rate environment, floating rate securities with coupon rates that reset infrequently may lag behind the changes in market interest rates and may effect the value of the security. Floating rate securities may also contain terms that impose a maximum coupon rate the issuer will pay, regardless of the level of the reference rate which would decrease the value of the security. The secondary market value of a floating rate security is based on the volatility of the reference rate, the time remaining to maturity, the outstanding amount of such securities, market interest rates and the credit quality or perceived financial status of the issuer. Floating rate securities may be less liquid than other types of securities.
HIGH YIELD SECURITIES RISK. The Fund’s investment in high yield securities, or “junk” bonds, may entail increased credit risks and the risk that the value of the Fund’s assets will decline, and may decline precipitously, with increases in interest rates. In recent years there have been wide fluctuations in interest rates and therefore in the value of debt securities generally. High yield securities are, under most circumstances, subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding, higher-rated debt securities. As interest rates rise, the value of high yield securities may decline precipitously. Increased rates may also indicate a slowdown in the economy which may adversely affect the credit of issuers of high yield securities resulting in a higher incidence of defaults among such issuers. A slowdown in the economy, or a development adversely affecting an issuer’s creditworthiness, may result in the issuer being unable to maintain earnings or sell assets at the rate and at the prices, respectively, that are required to produce sufficient cash flow to meet its interest and principal requirements. The Fund’s portfolio managers cannot predict future economic policies or their consequences or, therefore, the course or extent of any similar market fluctuations in the future. In addition, high yield securities are generally less liquid than investment grade securities.
HYBRID CAPITAL SECURITIES RISK. Hybrid capital securities are securities which contain characteristics of both debt and equity securities and are subject to many of the same risks as equity and debt securities. The claims of holders of hybrid capital securities of an issuer are generally subordinated to those of holders of traditional debt securities in bankruptcy, and thus hybrid capital securities may be more volatile and subject to greater risk than traditional debt securities, and may in certain circumstances be even more volatile than traditional equity securities. At the same time, hybrid capital securities may not fully participate in gains of their issuer and thus potential returns of such securities are generally more limited than traditional equity securities, which would participate in such gains. Hybrid capital securities may also be more limited in their rights to participate in management decisions of an issuer (such as voting for the board of directors). The terms of hybrid capital securities may vary substantially and the risks of a particular hybrid capital security will depend upon the terms of the instrument. Certain hybrid capital securities may be more thinly traded and less liquid than either publicly issued equity or debt securities, especially hybrid capital securities that are “customized” to meet the needs of particular investors, potentially making it difficult for the Fund to sell such securities at a favorable price or at all. Any of these features could cause a loss in market value of hybrid capital securities held by the Fund or otherwise adversely affect the Fund.
INCOME RISK. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund may subsequently invest in lower-yielding securities as debt securities in its portfolio mature, are near maturity or are called, or the Fund otherwise needs to purchase additional debt securities. In addition, the Fund’s income could decline when the Fund experiences defaults on the debt securities it holds.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities held by the Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.
INTEREST RATE RISK. The value of debt securities held by the Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate risk is generally lower for shorter term investments and higher for longer term investments. Duration is a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of a debt security, the greater the debt security’s price sensitivity is to changes in interest rates. Rising interest rates also may lengthen the duration of debt securities with call features,
17

since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. An increase in interest rates could also cause principal payments on a debt security to be repaid at a slower rate than expected. This risk is particularly prevalent for a callable debt security where an increase in interest rates could cause the issuer of that security to not redeem the security as anticipated on the call date, effectively lengthening the security’s expected maturity, in turn making that security more vulnerable to interest rate risk and reducing its market value. When interest rates fall, the Fund may be required to reinvest the proceeds from the sale, redemption or early prepayment of a debt security at a lower interest rate.
LIQUIDITY RISK. The Fund may have investments that it may not be able to dispose of or close out readily at a favorable time or price (or at all), or at a price approximating the Fund’s valuation of the investment. For example, certain investments may be subject to restrictions on resale, may trade over-the-counter or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Fund to value illiquid securities accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. If the Fund needed to sell a large block of illiquid securities to meet shareholder redemption request or to raise cash, these sales could further reduce the securities’ prices and adversely affect performance of the Fund. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities.
MANAGEMENT RISK. The Fund is subject to management risk because it has an actively managed portfolio. The Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will achieve its investment objective.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns.
NON-U.S. SECURITIES RISK. The Fund may invest in non-U.S. securities. An investment in securities of non-U.S. companies involves risks not associated with domestic issuers. Investment in non-U.S. securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by non-U.S. governments. Non-U.S. investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of non-U.S. holdings, the imposition of sanctions by foreign governments, the possible establishment of capital controls, exchange controls or freezes on the convertibility of currency or the adoption of other governmental restrictions might adversely affect an investment in non-U.S. securities. Additionally, non-U.S. issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements. The U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other regional developments particular to a given country or region.
PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Preferred securities often include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for federal income tax purposes although it has not yet received such income in cash. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board of director. Generally, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights. In certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws or a change in regulatory trademark. As with redemption provisions of debt securities, a special redemption by the issuer may negatively impact the return of the preferred security held by the Fund. Preferred securities may also be substantially less liquid than other securities, including common stock.
PREPAYMENT RISK. Prepayment risk is the risk that the issuer of a debt security will repay principal (in part or in whole) prior to the scheduled maturity date. Debt securities allowing prepayment may offer less potential for gains during a period of
18

declining interest rates, as the Fund may be required to reinvest the proceeds of any prepayment at lower interest rates, reducing its income. If the Fund purchased the debt securities at a premium, prepayments on the securities could cause the Fund to lose a portion of its principal investment. These factors may cause the value of an investment in the Fund to change. The impact of prepayments on the price of a debt security may be difficult to predict and may increase the security’s volatility.
REIT RISK. REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. Additionally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchasers, the possibility of failing to maintain exemptions from registration under the 1940 Act, failure to satisfy the requirements of the Internal Revenue Code of 1986 for maintaining REIT status and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility for a REIT’s shares. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.
RESTRICTED SECURITIES RISK. The Fund invests in restricted securities. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions on resale. Restricted securities may be illiquid as they generally are not listed on an exchange and may have no active trading market. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, the Fund may get limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, the Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development that affected a particular asset class, region or industry may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater volatility and market risk than a fund that is more broadly diversified.
VALUATION RISK. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Non-Principal Risks
ASIA RISK. The Fund may invest in the securities of Asian issuers. Such investments subject the Fund to certain risks associated specifically with investments in securities of Asian issuers, including distinct legal, regulatory, political and economic risks. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes
19

with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally. Issuers in Asia may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies and if their securities are not listed on a U.S. exchange, they may not be subject to the same corporate governance standards as U.S. issuers. In addition, satisfactory custodial services for investment securities may not be available in some Asia countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on the Fund.
BORROWING AND LEVERAGE RISK. If the Fund borrows money, it must pay interest and other fees, which may reduce the Fund’s returns. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing and at all times thereafter. The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.
CURRENCY RISK. The Funds may invest in securities denominated in a non-U.S. currency. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. Changes in currency exchange rates may affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to other currencies may cause the value of the Fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in the Fund's non-U.S. holdings whose value is tied to the affected non-U.S. currency. Additionally, the prices of non-U.S. securities that are traded in U.S. dollars are often indirectly influenced by currency fluctuations.
DEPENDENCE ON KEY PERSONNEL RISK. The Sub-Advisor is dependent upon the experience and expertise of Messrs. Scott Fleming and Robert Wolf in providing advisory services with respect to the Fund’s investments. If the Sub-Advisor were to lose the services of any of these individuals, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for any of Messrs. Fleming or Wolf in the event of their death, resignation, retirement or inability to act on behalf of the Sub-Advisor.
DERIVATIVES RISK. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price.
20

EMERGING MARKETS RISK. The Fund may invest in securities issued by companies incorporated in emerging market countries. Investments in securities issued by companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed market countries. Moreover, emerging market countries often have less uniformity in accounting and reporting requirements, unsettled securities laws, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging market countries often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the U.S. and other developed market countries. In addition, significant delays may occur in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities. Investing in emerging market countries involves a higher risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested by certain emerging market countries. Enforcing legal rights may be made difficult, costly and slow in emerging markets as there may be additional problems enforcing claims against non-U.S. governments.
EXPENSE REIMBURSEMENT AND RECOUPMENT RISK. First Trust has entered into an agreement with the Trust in which the Advisor has agreed to waive certain fees and/or reimburse the Fund for expenses exceeding an agreed upon amount. First Trust is also entitled to recoup from the Fund any waived or reimbursed amounts pursuant to the agreement for a period of up to three years from the date of waiver or reimbursement. Any such recoupment or modification or termination of the agreement could negatively affect the Fund’s returns.
FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY RISK. If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. If the Fund fails to qualify as a regulated investment company, distributions to the Fund’s shareholders generally would be eligible for the dividends received deduction in the case of corporate shareholders. See “Federal Tax Matters.”
INVESTMENT COMPANIES RISK. The Fund may invest in securities of other investment companies. As a shareholder in another investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the Fund will incur brokerage costs when purchasing and selling shares of exchange-traded investment companies.
ISSUER SPECIFIC CHANGES RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
LATIN AMERICA RISK. The Fund may invest in Latin American issuers. The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates, high interest rates, high unemployment, government overspending and political instability. International economic conditions, particularly those in the United States, Europe and Asia, as well as world prices for oil and other commodities may also influence the development of Latin American economies. Many Latin American countries are highly reliant on the exportation of commodities and their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In the past, certain Latin American economies have been influenced by changing supply and demand for a particular currency, monetary policies of governments (including exchange control programs, restrictions on local exchanges or markets and limitations on foreign investment in a country or on investment by residents of a country in other countries), and currency devaluations and revaluations. Other Latin American investment risks may include inadequate investor protection, less developed regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity. The governments of many Latin American countries may also exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the Fund invests. Securities of companies in Latin America may also be subject to significant price volatility.
21

LEGISLATION/LITIGATION RISK. From time to time, various legislative initiatives are proposed in the United States and abroad, which may have a negative impact on certain companies in which the Fund invests. In addition, litigation regarding any of the issuers of the securities owned by the Fund, or industries represented by these issuers, may negatively impact the value of the securities. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Sub-Advisor determines to sell such a holding.
OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
SWAP AGREEMENTS RISK. The Fund may enter in swap agreements. Swap agreements are two-party contracts entered into for a set period of time in which the parties agree to exchange payments based on some underlying reference or asset (such as interest rates). The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets. Transactions in swaps can involve greater risks than if the Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to credit risk, counterparty risk, liquidity risk and valuation risk. Because they are two-party contracts and may have terms of greater than seven days, certain swap transactions may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and difficult to value. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser’s expectations may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between a swap and an investment position may be impossible to achieve. As a result, the Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise. Certain swaps are not bilateral agreements but are centrally-cleared and are exchange-traded. Central clearing tends to decrease credit risk and improve liquidity but many regulations regarding centrally-cleared swaps have not been fully implemented and the scope of the risks remain unclear. As central clearing does not make the agreements risk-free and there is no guarantee that the Fund would consider all centrally-cleared or exchange-traded swaps to be liquid.
Fund Organization
The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Advisor, Sub-Advisor, the custodian, the transfer agent and the fund administration and accounting agent.
Management of the Fund
First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Fund. In this capacity, First Trust is responsible for overseeing the Sub-Advisor in the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.
First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust and Chairman of the Board of the Trust. First Trust discharges its responsibilities subject to the policies of the Board.
First Trust serves as advisor or sub-advisor for six mutual fund portfolios, 10 exchange-traded funds consisting of 151 series and 15 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios
22

L.P. (“FTP”), an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of the Fund.
The Trust, on behalf of the Fund and First Trust have retained Stonebridge, an affiliate of First Trust, to serve as the Fund’s investment sub-advisor pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”). Stonebridge is a niche asset management firm that manages portfolios of preferred securities for investors. Stonebridge, formed in December 2004, serves as investment advisor to investment portfolios with approximately $10.996 billion in assets which it managed as of January 31, 2020. To implement the investment strategy, Stonebridge utilizes a repeatable and consistent investment process that centers on security selection. The process for security selection that it practices encompasses relative value analysis, fundamental credit analysis and market technical analysis. This process allows Stonebridge to source securities in the preferred asset class based on attributes such as credit quality, yield and capital structure positioning while also focusing on equally important market technicals such as trading volumes, liquidity and pricing inefficiencies. New investments are presented to the Stonebridge investment committee and thoroughly vetted before inclusion into the portfolio. Investment risk factors and compliance considerations are included in the vetting process. Once an investment decision has been approved by the investment committee, the portfolio managers will look to act upon that investment decision.
The members of Stonebridge’s investment committee for the Fund are Scott T. Fleming, Robert Wolf and Eric Weaver who serve as the Fund’s portfolio managers and share responsibilities for the day-to-day management of the Fund’s investment portfolio.
•	Scott Fleming serves as Chief Executive Officer and President of Stonebridge setting the strategic direction of Stonebridge including operations, business and product development, and marketing strategies. Mr. Fleming leads the Investment Committee and oversees investment policies and strategies for all of the company’s portfolio management activities. Additionally, Mr. Fleming directs the daily management of preferred stock portfolios. Prior to founding Stonebridge in 2004, Mr. Fleming co-founded Spectrum Asset Management, Inc., an investment advisor that specializes in preferred securities asset management for institutional clients and mutual funds. During his 13-year tenure there, he served as Chairman of the Board of Directors, Chief Financial Officer and Chief Investment Officer. Under his leadership, Spectrum grew to be the largest preferred securities manager in the country. Mr. Fleming previously served as Vice President, Portfolio Manager for DBL Preferred Management, Inc. in New York City. Mr. Fleming received a B.S. in Accounting from Bentley College in Waltham, MA and his MBA in Finance from Babson College in Wellesley, MA.
•	Robert Wolf serves as Chief Investment Officer, Senior Vice President and Senior Portfolio Manager at Stonebridge. Mr. Wolf is a senior member of Stonebridge Advisors’ Investment Committee and oversees investment strategies and portfolio management activities across fund products and separately managed accounts. Mr. Wolf directs the daily management of preferred securities portfolios and performs both credit research and trading functions. Mr. Wolf has over sixteen years of fixed-income experience in both portfolio management and credit research. Prior to joining Stonebridge in 2006, Mr. Wolf was a high-yield fixed-income research analyst at Lehman Brothers. In this role, his responsibilities included detailed credit analysis across multiple sectors, relative value analysis, and developing trade recommendations. Mr. Wolf previously worked for Lehman Brothers’ commercial mortgage-backed securities (CMBS) trading desk as a credit analyst. Mr. Wolf received his B.S. degree in Chemistry from Villanova University and his MBA in Finance from the New York University Stern School of Business.
•	Eric Weaver serves as Senior Vice President, Chief Strategist and Portfolio Manager at Stonebridge. Mr. Weaver is a senior member of Stonebridge Advisors’ Investment Committee and oversees the investment strategy across all fund products and separately managed accounts. In addition, Mr. Weaver leads the development of proprietary portfolio management, security selection, trading, and operational tools. Mr. Weaver has thirteen years of investment management experience in portfolio management, trading, risks analysis, and research. Prior to joining Stonebridge in 2013, Mr. Weaver worked at a private proprietary trading firm as a senior derivatives trader, with OTC and electronic trading experience on the NASDAQ OMX PHLX and CBOE options exchanges. In this role, Mr. Weaver focused on trading, portfolio and risk management, and pricing complex derivatives in a large and diverse portfolio of equities, options, and futures. Mr. Weaver received a B.A. degree in Economics and Mathematics and a MS degree in Economics from Lehigh University in Bethlehem, PA.
For additional information concerning First Trust and the Sub-Advisor, including a description of the services provided to the Fund, see the Fund’s SAI. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares in the Fund is provided in the SAI.
23

Management Fee
Pursuant to an investment management agreement between First Trust and the Trust, on behalf of the Fund (the “Investment Management Agreement”), First Trust oversees Stonebridge’s management of the Fund’s assets and pays Stonebridge for its services as Sub-Advisor. First Trust is paid an annual management fee equal to 0.80% of the Fund’s average daily net assets. The Fund is responsible for all of its expenses, including management fees, costs of transfer agency, custody, fund administration and accounting, legal, audit and other services, interest, taxes, brokerage commissions and other expenses related to the execution of portfolio transactions, any distribution fees or expenses, and extraordinary expenses, as well as its portion of the Trust’s operating expenses.
The Fund pays for its own operating expenses such as custodial, transfer agent, administrative, accounting and legal fees; brokerage commissions; distribution and service fees; any extraordinary expenses; and its portion of the Trust’s operating expenses.
First Trust and Stonebridge have agreed to limit fees and/or pay expenses to the extent necessary through February 28, 2021, to prevent the Fund’s Total Annual Operating Expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) from exceeding 1.15% of the average daily net assets of any class of shares of the Fund. From March 1, 2021 through February 28, 2030, the Fund’s Total Annual Operating Expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) will not exceed 1.50% of the average daily net assets of any class of shares of the Fund. Expenses borne by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. Acquired fund fees and expenses are not taken into consideration in the expense limitation because they are not Fund operating expenses, but rather, are imputed fees and expenses.
A discussion regarding the Board’s approval of the continuation of the Investment Management Agreement and Sub-Advisory Agreement is available in the Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2019.
Share Classes
The Fund offers five classes of shares: Class A, Class C, Class F, Class I and Class R3. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, fees, eligibility requirements and other features. Consult with your financial intermediary representative for additional information on whether the shares are an appropriate investment choice. The Fund may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange, or redeem shares. With certain limited exceptions, the Fund is available only to U.S. citizens or residents.
Please refer to the SAI for more information about Class A, Class C, Class F, Class I and Class R3 shares, including more detailed program descriptions and eligibility requirements. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. Additional information is also available from your financial intermediary. Information regarding the sales charge applicable to the purchase of Fund shares is included in this prospectus and the Fund's SAI, both of which are available free of charge at www.ftportfolios.com/Retail/MF/MFSummary.aspx?Ticker=FPEAX. Information regarding the sales charge applicable to the purchase of Fund shares is not available on the Fund's website separately from the Fund's prospectus and SAI.
Class A Shares
You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. The sales charge may be waived, as described in “Class A Sales Charge Waivers.” Class A shares are also subject to an annual service fee of 0.25% of the Fund’s average daily net assets attributable to Class A shares, which compensates your financial advisor and other entities for providing ongoing service to you. FTP retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the Fund are as follows:
24

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	4.50%	4.71%	4.00%
$50,000 but less than $100,000	4.25%	4.43%	3.75%
$100,000 but less than $250,000	3.50%	3.62%	3.00%
$250,000 but less than $500,000	2.75%	2.82%	2.50%
$500,000 but less than $1,000,000	2.25%	2.30%	2.00%
$1,000,000 and over*	—	—	1.00%
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. First Trust pays financial intermediaries of record a commission equal to 1.00% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of the amount over $5 million. You may be assessed a contingent deferred sales charge of 1.00% if you redeem any of your shares within 12 months of purchase. The contingent deferred sales charge is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a contingent deferred sales charge on any Class A shares you purchase by reinvesting dividends or capital gains.
For purposes of determining whether you qualify for a reduced sales charge as set forth in the table above, you may include purchases by (i) you, (ii) your spouse (or legal equivalent if recognized under local law) and your children under 21 years of age, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer). See the SAI for more information.
Class C Shares
You can purchase Class C shares at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 1.00% of the Fund’s average daily net assets attributable to Class C shares. The annual 0.25% service fee compensates your financial advisor for providing ongoing service to you. The annual 0.75% distribution fee compensates FTP for paying your financial advisor an ongoing sales commission as well as an advance of the first year’s service and distribution fees. FTP retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1.00% contingent deferred sales charge (“CDSC”), which is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends or capital gains.
The Fund has established a limit to the amount of Class C shares that may be purchased by an individual investor. See the SAI for more information.
Automatic Conversion of Class C Shares to Class A Shares After 10-Year Holding Period. Beginning on March 1, 2019, Class C shares of the Fund that have been held for 10 years or more will automatically convert into Class A shares of the Fund and will be subject to Class A shares’ lower distribution and service (12b-1) fees. The conversion will occur on the basis of the relative net asset values of the two classes, meaning the value of your investment will not change, but the number of shares that you own may be higher or lower after the conversion.
After March 1, 2019, Class C shares of the Fund will convert automatically to Class A shares of the Fund on a monthly basis in the month of, or the month following, the 10-year anniversary of the Class C shares’ purchase date. Class C shares of the Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the conversion date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions.
Shareholders will not pay a sales charge, including a CDSC, upon the automatic conversion of their Class C shares to Class A shares. The automatic conversion of the Fund’s Class C shares into Class A shares after the 10-year holding period is not expected to be a taxable event for federal income tax purposes. Shareholders should consult with their tax advisor regarding the state and local tax consequences of such conversions.
Class C shares held through a financial intermediary in an omnibus account will be automatically converted into Class A shares only if the intermediary can document that the shareholder has met the required holding period. In certain circumstances, when shares are invested through retirement plans, omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such
25

Class C shares are eligible for automatic conversion into Class A shares and the financial intermediary may not have the ability to track purchases to credit individual shareholders’ holding periods. This primarily occurs when shares are invested through certain record keepers for group retirement plans, where the intermediary cannot track share aging at the participant level. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. In these circumstances, it is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. In circumstances where a financial intermediary is unable to track or substantiate the holding period of a Class C shareholder, such shareholder will remain holding Class C shares and will be ineligible to have their shares converted to Class A pursuant to this automatic conversion program. Please consult with your financial intermediary about your shares’ eligibility for this conversion feature.
Also beginning on March 1, 2019, new accounts or plans may not be eligible to purchase Class C shares of the Fund if it is determined that the intermediary cannot track shareholder holding periods to determine whether a shareholder’s Class C shares are eligible for conversion to Class A shares. Accounts or plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before March 1, 2019, may continue to open accounts for new participants in that share class and purchase additional shares in existing participant accounts. The Fund has no responsibility for overseeing, monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion.
Customers of Raymond James (as defined below) may be eligible for an exchange of Class C shares for Class A shares, less the applicable sales charge, after holding their Class C shares for eight (8) years. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.
Class F Shares
You can purchase Class F shares of the Fund at the offering price, which is the net asset value per share without any up-front sales charge. Class F shares are subject to an annual service fee of 0.15% of the Fund’s average daily net assets attributable to Class F shares. The annual service fee compensates your financial advisor for providing ongoing service to you. Class F shares generally are available to investors participating in fee-based advisory programs that have (or whose trading agents have) an agreement with FTP and to investors who are clients of certain registered investment advisors that have an agreement with FTP, if it deems appropriate. See the SAI for more information.
Class I Shares
You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. Class I shares are not subject to sales charges or ongoing service or distribution fees. Class I shares have lower ongoing expenses than the other classes. Class I shares are available for purchase in an amount of $1 million or more, or using dividends and capital gains distributions on Class I shares. Class I shares may also be available for purchase in amounts of less than $1 million by the following categories of investors:
•	Certain employees, officers, directors and affiliates of First Trust and Stonebridge.
•	Certain financial intermediary personnel.
•	Certain bank or broker affiliated trust departments, pursuant to an agreement.
•	Certain employer-sponsored retirement plans.
•	Certain additional categories of investors, including certain advisory accounts of First Trust and its affiliates, and qualifying clients of investment advisors, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.
Class I shares are also available for purchase in minimum amounts of $250 or more for accounts of clients of financial intermediaries who charge an ongoing fee for advisory, investment, consulting or similar services (“wrap” accounts).
Class I shares may be available to investors that purchase shares through financial intermediaries that, acting as agents on behalf of their customers, directly impose on shareholders sales charges or transaction fees (i.e., commissions) determined by the financial intermediary related to the purchase of Class I shares. These charges and fees are not disclosed in the prospectus or statement of additional information. Such purchases are not subject to the Class I minimum purchase requirements disclosed in the prospectus or statement of additional information. Shares of the Fund are available in other share classes that have different fees and expenses.
26

See the SAI for more information.
Class R3 Shares
You can purchase Class R3 shares at the offering price, which is the net asset value per share without any up-front sales charge. Class R3 shares are subject to annual distribution and service fees of 0.50% of the Fund’s average daily net assets attributable to Class R3 shares. The annual 0.25% service fee compensates your financial advisor for providing ongoing service to you. The annual 0.25% distribution fee compensates FTP for paying your financial advisor an ongoing sales commission as well as an advance of the first year’s service and distribution fees. Class R3 shares are available for purchase by certain qualified retirement plans that have an agreement with FTP to utilize Class R3 shares in certain investment products or programs, as well as traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR SEPs or simple IRAs. See the SAI for more information.
Class A Sales Charge Waivers
Class A shares of the Fund may be purchased at net asset value without a sales charge as follows:
•	Purchases of $1,000,000 or more.
•	Reinvestment of distributions from Class A Shares of the Fund.
•	Purchases by officers, trustees and former trustees of the First Trust Mutual Funds, as well as full-time and retired employees of First Trust, any parent company of First Trust, and subsidiaries thereof, and such employees’ immediate family members (as defined in the SAI).
•	Purchases by any person who, for at least the last 90 days, has been an officer, director, or full-time employee of any financial intermediary or any such person’s immediate family member.
•	Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity.
•	Purchases made by investors purchasing on a periodic fee, asset based fee, or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and clients of investment advisors, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.
Morgan Stanley Smith Barney LLC (“Morgan Stanley”) Class A Sales Charge Waivers. Notwithstanding the list above, effective July 1, 2018, shareholders purchasing Class A shares of the Fund through a Morgan Stanley Wealth Management transactional brokerage account will only be eligible for a waiver of the up-front sales charge applicable to Class A shares under the following circumstances (these conditions differ from and may be more limited than those disclosed above and elsewhere in the Fund’s prospectus or statement of additional information):
•	Purchases by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•	Purchases by Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.
•	Shares purchased through a Morgan Stanley self-directed brokerage account.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.
•	Shares purchased from the proceeds of redemptions of other First Trust Mutual Funds; provided that, (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) the redeemed shares were subject to an up-front or deferred sales charge.
Intermediary-Defined Sales Charge Waiver Policies
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying
27

the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & Raymond James affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•	Shares purchased in an investment advisory program.
•	Shares purchased within the family of First Trust Mutual Funds through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the family of First Trust Mutual Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C shares available at Raymond James
•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•	Breakpoints as described in this prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Janney Montgomery Scott LLC (“Janney”)
Effective May 1, 2020, shareholders purchasing Fund shares through a Janney brokerage account will only be eligible for the following load waivers (front-end sales load waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-end sales load waivers on Class A shares available at Janney
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the family of First Trust Mutual Funds).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
28

•	Shares purchased from the proceeds of redemptions within the family of First Trust Mutual Funds, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same Fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney
•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.
Front-end sales load discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
•	Breakpoints as described in the Fund’s Prospectus.
•	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
You may need to provide the Fund or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge waiver (or reduction as set forth in the table above in “Share Classes—Class A Shares”). This may include account statements of family members and information regarding First Trust Mutual Fund shares held in accounts with other financial advisors. You or your financial advisor must notify First Trust at the time of each purchase if you are eligible for any of these programs that result in a sales charge waiver or reduction. The Fund may modify or discontinue these programs at any time.
Right of Accumulation. You may purchase Class A shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all eligible shares (as set forth herein) and applying the sales charge applicable to such aggregate amount. Shares eligible for aggregation include Class A shares of the Fund and other First Trust Mutual Funds then held by you. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the rights of accumulation to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.
Letter of Intent. You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares (including Class A shares in other First Trust funds) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter. In order to apply purchases towards the intended amount, you must refer to such Letter when placing all orders.
When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase,
29

including any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus the value of any redemptions of Class A shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any applicable sales charge. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.
Investment in Fund Shares
Shares of the Fund may be purchased on any business day, which is any day the NYSE is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the transfer agent or authorized intermediary receives your order. Orders received before the close of trading on a business day (normally, 4:00 p.m. Eastern Time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.
Fund shares may be purchased only through a financial intermediary. The Fund has authorized one or more financial intermediaries, or the designees of such intermediaries, to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized financial intermediary, or the designee of an authorized financial intermediary, receives the order.
A financial intermediary, such as a financial advisor or broker, is paid for providing investment advice and services, either from the Fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. Financial intermediaries may charge a service fee in connection with the purchase or redemption of the Fund shares. Service fees typically are fixed dollar amounts and are in addition to the sales and other charges described in this prospectus and the SAI. For more information, please contact your financial intermediary.
For purposes of the 1940 Act, the Fund is treated as a registered investment company, and, absent an available exemption or exemptive relief, the acquisition of shares by other registered investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Fund, has received an exemptive order from the Securities and Exchange Commission that permits certain registered investment companies to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that any such investment companies enter into an agreement with the Fund regarding the terms of any investment.
Investment Minimums
The minimum initial purchase or exchange into the Fund is $2,500 ($750 for a Traditional/Roth IRA account; $500 for an Education IRA account; and $250 for accounts opened through fee based programs). Subsequent investments must be in amounts of $50 or more. Class I shares are subject to higher minimums for certain investors and Class R3 shares are not subject to any minimums. There are no minimums for purchases or exchanges into the Fund through employer-sponsored retirement plans. The Fund reserves the right to reject purchase or exchange orders and to waive or increase the minimum investment requirements.
Account Services
The following is a description of additional account services available to investors at no additional cost. Investors can obtain copies of the necessary forms from their financial advisor.
Exchanging Shares
Shares of the Fund may be exchanged into an identically registered account for the same class of another First Trust Mutual Fund available in your state. The exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund, subject to the payment of any applicable CDSC. Please consult the SAI for details.
The Fund may change or cancel its exchange policy at any time upon 60 days’ notice. The Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. See “Frequent Trading and Market Timing” below.
30

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the Fund may not be considered a taxable event. Please consult a tax advisor about the tax consequences of exchanging your shares.
Reinstatement Privilege
If shares of the Fund are redeemed, you may reinvest all or part of your redemption proceeds in the Fund up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. The reinvestment privilege does not extend to Class A shares or Class C shares, where the redemption of the shares triggered the payment of a CDSC. This reinstatement privilege may be used only once for any redemption.
Redemption of Fund Shares
An investor may redeem shares on any business day. Investors will receive the share price next determined after the Fund has received a redemption request. Redemption requests must be received before the close of trading on the NYSE (normally, 4:00 p.m. Eastern Time) in order to receive that day’s price. The Fund will normally mail a check the next business day after a redemption request is received, but in no event more than seven calendar days after a request is received. Redemption requests for payment by a method other than by check will typically be processed the next business day after a redemption request is received, but in no event more than seven calendar days after a request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten days from your purchase date. Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested. The Fund typically expects to meet redemption requests through holdings of cash or cash equivalents and the sale of portfolio assets in both regular and stressed market conditions. Under unusual circumstances that make cash payments unwise and for the protection of existing shareholders, the Fund may meet redemption requests in-kind.
Shares of the Fund must be redeemed through your financial intermediary. A financial intermediary may charge a fee for this service.
Contingent Deferred Sales Charge
If Class A or Class C shares that are subject to a CDSC are redeemed, an investor may be assessed a CDSC. When an investor is subject to a CDSC, the Fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares owned for the longest period of time, unless requested otherwise. No CDSC is imposed on shares bought through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to FTP. The CDSC may be waived under certain special circumstances as described below.
Reduction or Elimination of Class A and Class C Contingent Deferred Sales Charge
Class A shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, a CDSC of 1% may be imposed on any redemption within 12 months of purchase. Class C shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C shares that are redeemed within 12 months of purchase (except in cases where the shareholder’s financial advisor agreed to waive the right to receive an advance of the first year’s distribution and service fee).
In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another First Trust non-ETF open-end fund. The holding period is calculated on a monthly basis and begins on the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. FTP receives the amount of any CDSC shareholders pay.
The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually
31

or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of the Fund’s shares subject to a sales charge are reinvested in shares of certain funds within a specified number of days; (vii) redemptions in connection with the exercise of the Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board of Trustees has determined may have material adverse consequences to the Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A shares could be purchased at net asset value without a sales charge; (x) redemptions of Class A or Class C shares if the proceeds are transferred to an account managed by an affiliated advisor and the advisor refunds the advanced service and distribution fees to FTP; and (xi) redemptions of Class C shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your advisor consents up front to receiving the appropriate service and distribution fee on the Class C shares on an ongoing basis instead of having the first year’s fees advanced by FTP. If the Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Fund will comply with the requirements of Rule 22d-1 under the 1940 Act.
In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59½, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59½; and (ii) for redemptions to satisfy required minimum distributions after age 72 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s First Trust IRA accounts).
Involuntary Redemption
From time to time, the Fund may establish minimum account size requirements. The Fund reserves the right to liquidate your account upon 30 days’ written notice if the value of your account falls below an established minimum. Accounts may be involuntarily redeemed when the value of the account falls below the minimum either because of redemptions or because of market action. The Fund has set a minimum balance of $250. You will not be assessed a CDSC on an involuntary redemption. This policy does not apply to retirement accounts.
From the time to time, certain dealers that do not have dealer agreements with the Fund’s principal underwriter, FTP, may purchase shares of the Fund. Upon 30 days’ written notice to such dealers, the Fund reserves the right to involuntarily redeem these accounts if a dealer agreement is not executed within the 30-day period. The account will not be assessed a CDSC on an involuntary redemption.
Redemptions In-Kind
The Fund generally pays redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the Fund may pay all or a portion of your redemption proceeds in securities or other Fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale. While the Fund does not intend to effect redemptions in-kind under normal circumstances, if the Fund does so, you may receive a pro-rata share of the Fund’s securities, individual securities held by the Fund, or a representative basket of securities in the Fund’s portfolio. See the SAI for additional information.
Medallion Signature Guarantee Program
Certain transactions, including establishing or modifying certain services such as changing bank information on an account, will require a signature guarantee or signature verification from a Medallion Signature Guarantee Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the Fund reserves the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.
32

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor. Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.
Dividends, Distributions and Taxes
Dividends from net investment income, if any, are declared daily and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.
Unless you request otherwise, the Fund reinvests your dividends and capital gain distributions in additional Fund shares of the same class of shares with respect to which such dividends or distributions are paid. If you do not want your dividends and capital gain distributions reinvested in Fund shares in this manner, you may contact your financial advisor to request that your dividends and capital gain distributions be paid to you by check or deposited directly into your bank account. If adequate information is not received from a shareholder or its financial advisor to permit the Fund to direct reinvestment proceeds into the account from which they were paid, the Fund reserves the right to redirect such amounts into the appropriate account at a later date. For further information, contact your financial advisor.
Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.
As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.
Fund Status
The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.
Distributions
The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Some portion of the ordinary income distributions that are attributable to dividends received by the Fund from shares in certain real estate investment trusts may be designated by the Fund as eligible for a deduction for qualified business income, provided certain holding period requirements are satisfied. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.
33

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
Dividends Received Deduction
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.
Capital Gains and Losses and Certain Ordinary Income Dividends
If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable income below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gain received from assets held for more than one year that is considered “unrecaptured section 1250 gain” (which may be the case, for example, with some capital gains attributable to equity interests in real estate investment trusts that constitute interests in entities treated as real estate investment trusts for federal income tax purposes held by the Fund) is taxed at a maximum marginal stated federal tax rate of 25%. In the case of capital gain dividends, the determination of which portion of the capital gain dividend, if any, is subject to the 25% tax rate, will be made based on rules prescribed by the United States Treasury. Capital gains may also be subject to the Medicare tax described above.
Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.
Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Distributions with respect to shares in real estate investment trusts and foreign corporations are qualifying dividends only in limited circumstances. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.
Sale of Shares
If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.
Treatment of Fund Expenses
Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. You may not be able to deduct some or all of these expenses.
Non-U.S. Tax Credit
Because the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.
34

Non-U.S. Investors
If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.
Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. This withholding tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
Investments in Certain Non-U.S. Corporations
If the Fund holds an equity interest in any passive foreign investment companies (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.
Distribution and Service Plan
FTP serves as the selling agent and distributor of the Fund’s shares. In this capacity, FTP manages the offering of the Fund’s shares and is responsible for all sales and promotional activities. In order to reimburse FTP for its costs in connection with these activities, including compensation paid to financial intermediaries, the Fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act. See “Share Classes” for a description of the distribution and service fees paid under this plan.
FTP receives a service fee for Class A, Class C, Class F and Class R3 shares to compensate financial intermediaries, including FTP, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. Under the plan, FTP receives a distribution fee for Class C and Class R3 shares for providing compensation to financial intermediaries, including FTP, in connection with the distribution of shares. These fees also compensate FTP for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term holders of Class C, Class F and Class R3 shares may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority Conduct Rules.
35

Other Payments to Financial Intermediaries
In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by FTP to financial intermediaries as previously described, First Trust or its affiliates may from time to time make additional payments, out of their own resources, to certain financial intermediaries that sell shares of First Trust Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of First Trust Mutual Fund shares and/or total assets of First Trust Mutual Funds held by the firm’s customers. The level of payments that First Trust is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into First Trust Mutual Funds, the firm’s level of participation in First Trust Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the First Trust Mutual Funds for which these payments are provided. First Trust or its affiliates may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which First Trust or its affiliates promotes its products and services. First Trust may also make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by First Trust under this category of services may be charged back to the Fund, subject to approval by the Board.
In connection with the availability of First Trust Mutual Funds within selected mutual fund no transaction fee institutional platforms and fee based wrap programs (together, “Platform Programs”) at certain financial intermediaries, First Trust or an affiliate also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to First Trust Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Mutual Funds out of Fund assets.
Net Asset Value
The net asset value is determined for each class of shares of the Fund as of the close of trading (normally 4:00 p.m., Eastern Time) on each day the NYSE is open for business. Net asset value for each class is calculated for the Fund by taking the market price of the Fund’s total assets attributable to such class, including interest or dividends accrued but not yet collected, less all liabilities attributable to such class, and dividing such amount by the total number of shares of the class outstanding. The result, rounded to the nearest cent, is the net asset value per share. Differences in net asset value of each class of the Fund’s shares are generally expected to be due to the daily expense accruals of the specified distribution and service fees and transfer agency costs applicable to such class of shares and the differential in the dividends that may be paid on each class of shares. All valuations are subject to review by the Board or its delegate.
The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.
The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value, in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”) are valued at the last sale price on the business day as of which such value is being determined. Securities listed on Nasdaq or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on Nasdaq or the AIM, the securities are fair valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for
36

such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on Nasdaq or the AIM, are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at the closing bid price. Short-term investments that mature in less than 60 days when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discount, provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Net asset value may change on days when investors may not sell or redeem Fund shares.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate, the Advisor’s Pricing Committee, at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Board and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre- established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of net asset value of each class of shares of the Fund or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from the current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. See the SAI for details.
Because foreign securities exchanges may be open on different days than the days during which an investor may purchase or sell shares of a Fund, the value of the Fund’s securities may change on days when investors are not able to purchase or sell shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rates in effect at the time of valuation.
Preferred, hybrid and fixed income securities will be valued by the fund accounting agent using a pricing service. Fixed income securities with a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts. When price quotes are not available, fair market value is based on prices of comparable securities.
Repurchase agreements will be valued as follows: Overnight repurchase agreements will be fair valued at cost. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be fair valued by the pricing committee at the average of the bid quotations obtained daily from at least two recognized dealers.
Currency-linked notes, credit-linked notes, interest rate swaps, credit default swaps, and other similar instruments will be valued by the Fund by using a pricing service or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution. When price quotes are not available, fair market value is based on prices of comparable securities. Absent a material difference between the exit price for these instruments and the market rates for similar instruments, currency-linked notes, credit-linked notes, etc. will be valued at the exit price.
Fund Service Providers
Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, acts as the administrator, custodian and fund accounting agent for the Fund. BNY Mellon Investment Servicing (US) Inc. acts as the transfer agent for the Fund. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Fund. First Trust serves as the fund reporting agent for the Fund.
Shareholder Inquiries
All inquiries regarding the Fund should be directed your financial advisor who can contact the Fund on your behalf by calling (888) 373-5776, or by mail to the Trust, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9788, Providence, Rhode Island 02940.
37

Frequent Trading and Market Timing
The Fund is intended for long-term investment and should not be used for excessive trading. Excessive trading in the Fund’s shares can disrupt portfolio management, lead to higher operating costs and cause other operating inefficiencies for the Fund. However, the Fund is also mindful that shareholders may have valid reasons for periodically purchasing and redeeming the Fund shares.
Accordingly, the Trust has adopted a Frequent Trading Policy that seeks to balance the Fund’s need to prevent excessive trading in Fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of the Fund’s shares.
The Trust’s Frequent Trading Policy generally limits an investor to two “round trip” trades within a 90-day period. A “round trip” is the purchase and subsequent redemption of the Fund’s shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely spaced transactions. The Trust may also suspend the trading privileges of any investor who makes a round trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts.
The Fund primarily receives share purchase and redemption orders through third party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the Fund only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the Fund. Despite the Fund’s efforts to detect and prevent frequent trading, the Fund may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. FTP, the Fund’s distributor, has entered into agreements with financial intermediaries that maintain omnibus accounts with the Fund’s transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with FTP in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the Fund through such accounts. Technical limitations in operational systems at such intermediaries or at FTP may also limit the Fund’s ability to detect and prevent frequent trading. In addition, the Trust may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the Trust’s Frequent Trading Policy and may be approved for use in instances where the Fund reasonably believes that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the Trust does not knowingly permit frequent trading, it cannot guarantee that it will be able to identify and restrict all frequent trading activity.
The Trust reserves the right in its sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if it determines that doing so would not harm the interests of the respective Fund’s shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The Trust may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.
The Trust reserves the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if it determines, in its sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to Fund shareholders. The Trust also reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, the Trust may refuse purchase orders if the Fund would be unable to invest the proceeds from the purchase order in accordance with the Fund’s investment policies and/or objective, or if the Fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the Trust’s Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the SAI.
38

Total Return Information
The information presented for the Fund is for the period indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by First Trust.
“Average annual total returns” represent the average annual change in the value of an investment over the period indicated. The return information shown under “Annual Total Return” in the Fund’s summary prospectus represents the average annual total returns of the Fund as of the calendar year end, while the information presented below is as of the Fund’s fiscal year end. The returns shown in the table below assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of shares of the Fund. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance does not predict future results.
First Trust Preferred Securities and Income Fund
Total Returns as of October 31, 2019
	Without Sales Charge			With Sales Charge			Inception
		Average Annual			Average Annual
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Class A	11.75%	6.33%	6.62%	6.72%	5.36%	6.06%	2/25/2011
Class C	11.01%	5.59%	5.88%	10.01%	5.59%	5.88%	2/25/2011
Class F	11.87%	6.45%	6.78%	11.87%	6.45%	6.78%	3/2/2011
Class I	12.09%	6.65%	7.01%	12.09%	6.65%	7.01%	1/11/2011
Class R3	11.44%	6.03%	6.27%	11.44%	6.03%	6.27%	3/2/2011
39

Financial Highlights
The financial highlights table is intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single share of the Fund. The total returns represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report to Shareholders dated October 31, 2019 and is incorporated by reference in the Fund's SAI, which is available upon request.
First Trust Preferred Securities and Income Fund
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
Class A Shares	2019	2018	2017	2016	2015
Net asset value, beginning of period	$20.85	$22.39	$21.63	$21.13	$21.20
Income from investment operations:
Net investment income (loss)	1.12(a)	1.11(a)	1.11(a)	1.16(a)	1.18(a)
Net realized and unrealized gain (loss)	1.25	(1.50)	0.80	0.49	(0.13)
Total from investment operations	2.37	(0.39)	1.91	1.65	1.05
Distributions paid to shareholders from:
Net investment income	(1.12)	(1.13)	(1.15)	(1.15)	(1.12)
Return of capital	(0.03)	(0.02)	—	—	—
Total distributions	(1.15)	(1.15)	(1.15)	(1.15)	(1.12)
Net asset value, end of period	$22.07	$20.85	$22.39	$21.63	$21.13
Total Return (b)	11.75%	(1.77)%	9.05%	8.09%	5.05%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$39,719	$36,262	$39,063	$35,468	$28,585
Ratio of total expenses to average net assets	1.41%	1.37%	1.36%	1.51% (c)	1.50% (c)
Ratio of net expenses to average net assets	1.40%	1.37%	1.36%	1.41% (c)	1.41% (c)
Ratio of net investment income (loss) to average net assets	5.27%	5.15%	5.11%	5.50%	5.55%
Portfolio turnover rate	41%	33%	44%	71%	123%
(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	For the years ended October 31, 2016, and 2015, ratios reflect excise tax of 0.01% and 0.01%, respectively, which are not included in the expense cap.
40

First Trust Preferred Securities and Income Fund
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
Class C Shares	2019	2018	2017	2016	2015
Net asset value, beginning of period	$20.93	$22.44	$21.67	$21.17	$21.24
Income from investment operations:
Net investment income (loss)	0.98(a)	0.97(a)	0.96(a)	1.01(a)	1.02(a)
Net realized and unrealized gain (loss)	1.26	(1.50)	0.79	0.48	(0.13)
Total from investment operations	2.24	(0.53)	1.75	1.49	0.89
Distributions paid to shareholders from:
Net investment income	(0.96)	(0.96)	(0.98)	(0.99)	(0.96)
Return of capital	(0.03)	(0.02)	—	—	—
Total distributions	(0.99)	(0.98)	(0.98)	(0.99)	(0.96)
Net asset value, end of period	$22.18	$20.93	$22.44	$21.67	$21.17
Total Return (b)	11.01%	(2.37)%	8.27%	7.27%	4.26%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$57,898	$59,610	$64,462	$51,004	$45,093
Ratio of total expenses to average net assets	2.06%	2.02%	2.06%	2.17%(c)	2.16% (c)
Ratio of net expenses to average net assets	2.06%	2.02%	2.06%	2.16%(c)	2.16% (c)
Ratio of net investment income (loss) to average net assets	4.61%	4.50%	4.41%	4.76%	4.79%
Portfolio turnover rate	41%	33%	44%	71%	123%
(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	For the years ended October 31, 2016 and 2015, ratios reflect excise tax of 0.01% and 0.01%, respectively, which are not included in the expense cap.
41

First Trust Preferred Securities and Income Fund
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
Class F Shares	2019	2018	2017	2016	2015
Net asset value, beginning of period	$21.07	$22.62	$21.82	$21.31	$21.37
Income from investment operations:
Net investment income (loss)	1.16(a)	1.14(a)	1.13(a)	1.18(a)	1.23(a)
Net realized and unrealized gain (loss)	1.26	(1.52)	0.84	0.50	(0.15)
Total from investment operations	2.42	(0.38)	1.97	1.68	1.08
Distributions paid to shareholders from:
Net investment income	(1.14)	(1.15)	(1.17)	(1.17)	(1.14)
Return of capital	(0.03)	(0.02)	—	—	—
Total distributions	(1.17)	(1.17)	(1.17)	(1.17)	(1.14)
Net asset value, end of period	$22.32	$21.07	$22.62	$21.82	$21.31
Total Return (b)	11.87%	(1.70)%	9.27%	8.18%	5.16%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$4,238	$7,431	$7,339	$5,025	$2,501
Ratio of total expenses to average net assets	1.65%	1.42%	1.39%	1.70%(c)	1.92%
Ratio of net expenses to average net assets	1.30%	1.30%	1.30%	1.31%(c)	1.30%
Ratio of net investment income (loss) to average net assets	5.43%	5.21%	5.11%	5.55%	5.70%
Portfolio turnover rate	41%	33%	44%	71%	123%
(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period. These returns include Rule 12b-1 service fees of 0.15% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	For the year ended October 31, 2016, ratios reflect excise tax of 0.01%, which is not included in the expense cap.
42

First Trust Preferred Securities and Income Fund
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
Class I Shares	2019	2018	2017	2016	2015
Net asset value, beginning of period	$20.98	$22.49	$21.71	$21.21	$21.27
Income from investment operations:
Net investment income (loss)	1.19(a)	1.20(a)	1.20(a)	1.22(a)	1.23(a)
Net realized and unrealized gain (loss)	1.26	(1.51)	0.78	0.48	(0.12)
Total from investment operations.	2.45	(0.31)	1.98	1.70	1.11
Distributions paid to shareholders from:
Net investment income	(1.17)	(1.17)	(1.20)	(1.20)	(1.17)
Return of capital	(0.03)	(0.03)	—	—	—
Total distributions	(1.20)	(1.20)	(1.20)	(1.20)	(1.17)
Net asset value, end of period	$22.23	$20.98	$22.49	$21.71	$21.21
Total Return (b)	12.09%	(1.38)%	9.39%	8.33%	5.35%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$176,503	$142,161	$141,661	$106,393	$86,412
Ratio of total expenses to average net assets	1.04%	1.02%	0.99%	1.16% (c)	1.16% (c)
Ratio of net expenses to average net assets	1.04%	1.02%	0.99%	1.16% (c)	1.16% (c)
Ratio of net investment income (loss) to average net assets	5.60%	5.51%	5.49%	5.74%	5.80%
Portfolio turnover rate	41%	33%	44%	71%	123%
(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	For the years ended October 31, 2016 and 2015, ratios reflect excise tax of 0.01% and 0.01%, respectively, which are not included in the expense cap.
43

First Trust Preferred Securities and Income Fund
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
Class R3 Shares	2019	2018	2017	2016	2015
Net asset value, beginning of period	$20.81	$22.35	$21.61	$21.13	$21.20
Income from investment operations:
Net investment income (loss)	1.06(a)	1.05(a)	1.05(a)	1.11(a)	1.13(a)
Net realized and unrealized gain (loss)	1.24	(1.50)	0.78	0.47	(0.14)
Total from investment operations	2.30	(0.45)	1.83	1.58	0.99
Distributions paid to shareholders from:
Net investment income	(1.06)	(1.07)	(1.09)	(1.10)	(1.06)
Return of capital	(0.03)	(0.02)	—	—	—
Total distributions	(1.09)	(1.09)	(1.09)	(1.10)	(1.06)
Net asset value, end of period	$22.02	$20.81	$22.35	$21.61	$21.13
Total Return (b)	11.44%	(2.02)%	8.70%	7.73%	4.79%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$792	$724	$756	$717	$357
Ratio of total expenses to average net assets	4.46%	4.01%	4.29%	7.42% (c)	6.56% (c)
Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	1.66% (c)	1.66% (c)
Ratio of net investment income (loss) to average net assets	5.02%	4.87%	4.83%	5.25%	5.30%
Portfolio turnover rate	41%	33%	44%	71%	123%
(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 distribution and service fees of 0.50%, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	For the years ended October 31, 2016 and 2015, ratios reflect excise tax of 0.01% and 0.01%, respectively, which are not included in the expense cap.
44

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

First Trust Preferred Securities and Income Fund
For More Information
For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Fund's policies and operation. Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund's performance during the last fiscal year. The Fund's most recent SAI, annual and semi-annual reports and certain other information are available free of charge by calling the Fund at (800) 621-1675, on the Fund's website at www.ftportfolios.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.
You may obtain this and other information regarding the Fund, including the SAI and the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the "SEC"). Information on the SEC’s website is free of charge. Visit the SEC’s online EDGAR database at www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C., or call the SEC at (202) 551-8090 for information on the Public Reference Room. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520 or by sending an electronic request to publicinfo@sec.gov.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(888) 373-5776
www.ftportfolios.com
SEC File #: 333-168727
811-22452

First Trust Series Fund

Prospectus
March 2, 2020
FIRST TRUST SHORT DURATION HIGH INCOME FUND	TICKER SYMBOL
CLASS A	FDHAX
CLASS C	FDHCX
CLASS I	FDHIX
The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE

Summary Information
Investment Objectives
The First Trust Short Duration High Income Fund (the "Fund") seeks to provide a high level of current income. As a secondary objective, the Fund seeks capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Class I shares as “clean shares” may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other First Trust Advisors L.P. mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “Share Classes” on page 24 of this prospectus, “Investment in Fund Shares” on page 29 of this prospectus and “Purchase and Redemption of Fund Shares” on page 33 of the Fund’s statement of additional information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)(1)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	—
Other Expenses	0.33%	0.33%	0.33%
Total Annual Fund Operating Expenses	1.23%	1.98%	0.98%
Fee Waiver and Expense Reimbursement(2)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.23%	1.98%	0.98%
(1)	For Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $250,000, a contingent deferred sales charge of 1% may be imposed on any redemption within 12 months of purchase. The contingent deferred sales charge on Class C shares applies only to redemption within 12 months of purchase.
(2)	The Fund’s investment advisor has agreed to waive fees and reimburse expenses through February 28, 2021 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) will not exceed 1.35% from March 1, 2021 through February 28, 2030. Fees waived or expenses borne by the Fund’s investment advisor are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. Expense limitations may be terminated or modified prior to their expiration only with the approval of the Board of Trustees of the First Trust Series Fund.
3

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s annual operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) remain at current levels until February 28, 2021 and then will not exceed 1.35% from March 1, 2021 through February 28, 2030. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Redemption
Share Class	A	C	I
1 Year	$471	$301	$100
3 Years	727	621	312
5 Years	1,002	1,068	542
10 Years	1,787	2,306	1,201
No Redemption
Share Class	A	C	I
1 Year	$471	$301	$100
3 Years	727	621	312
5 Years	1,002	1,068	542
10 Years	1,787	2,306	1,201

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in high yield debt securities and bank loans that are rated below-investment grade or unrated. High yield debt securities are below-investment grade debt securities, commonly known as “junk bonds.” For purposes of determining whether a security is below-investment grade, the lowest available rating is used.
The Fund has a short duration investment strategy, which seeks to maintain, under normal market conditions, a blended (or weighted average) portfolio duration of three years or less. Duration is a mathematical calculation of the average life of a debt security (or portfolio of debt securities) that serves as a measure of its price risk. In general, each year of duration represents an expected 1% change in the value of a security for every 1% immediate change in interest rates. For example, if a portfolio of bank loans and fixed income securities has an average duration of three years, its value can be expected to fall about 3% if interest rates rise by 1%. Conversely, the portfolio’s value can be expected to rise about 3% if interest rates fall by 1%. As a result, prices of instruments with shorter durations tend to be less sensitive to interest rate changes than instruments with longer durations. As the value of a security changes over time, so will its duration.
Bank loans have relatively low durations, i.e., close to zero, which means that the interest rates on loans reset approximately every 30-90 days, on average, however, the inclusion of London Interbank Offered Rate (“LIBOR”) floors on certain senior loans or other factors may cause interest rate duration to be longer than 90 days. Accordingly, the Fund’s investment in such securities will likely reduce the blended duration of the portfolio and in turn the Fund’s overall interest rate sensitivity. “Average duration” is the measure of a debt instrument’s or a portfolio’s price sensitivity with respect to changes in market yields. The blended duration is the sum of the dollar weighted average duration of the Fund’s positions.
Under normal market conditions, the Fund may invest up to 15% of its net assets in non-U.S. securities denominated in non-U.S. currencies. The Fund may also invest in investment grade debt securities and convertible bonds.
Principal Risks
You could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objectives. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
4

BANK LOANS RISK. Investments in bank loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk that may be heightened because of the limited public information available regarding bank loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions. If the Fund holds a bank loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. Additionally, there is no central clearinghouse for loan trades and the loan market has not established enforceable settlement standards or remedies for failure to settle. As such, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods (in some cases longer than 7 days) which may cause the Fund to be unable to realize the full value of its investment. In addition, bank loans are generally not registered with the Securities Exchange Commission under the Securities Act of 1933, as amended, and may not be considered “securities,” and the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws.
CALL RISK. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.
CONVERTIBLE SECURITIES RISK. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price and more like a debt security when the underlying stock price is low relative to the conversion price.
COUNTERPARTY RISK. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.
COVENANT-LITE LOAN RISK. Covenant-lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may hinder the Fund’s ability to reprice credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on such investments is increased, especially during a downturn in the credit cycle.
CREDIT RISK. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEBT SECURITIES RISK. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest
5

rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.
DISTRESSED SECURITIES RISK. Distressed debt securities are speculative and involve substantial risks in addition to the risks of investing in high-yield securities that are not in default. In some instances, the Fund will not receive interest payments from the distressed securities it holds, and there is a substantial risk that the principal will not be repaid. In any reorganization or liquidation proceeding related to a distressed debt security, the Fund may lose its entire investment in the security.
EXTENSION RISK. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
FLOATING RATE SECURITIES RISK. Floating rate securities are structured so that the security’s coupon rate fluctuates based upon the level of a reference rate. As a result, the coupon on floating rate securities will generally decline in a falling interest rate environment, causing the Fund to experience a reduction in the income it receives from the security. A floating rate security’s coupon rate resets periodically according to the terms of the security. Consequently, in a rising interest rate environment, floating rate securities with coupon rates that reset infrequently may lag behind the changes in market interest rates. Floating rate securities may also contain terms that impose a maximum coupon rate the issuer will pay, regardless of the level of the reference rate which would decrease the value of the security.
HIGH YIELD SECURITIES RISK. High yield securities, or “junk” bonds, are subject to greater market fluctuations, are less liquid and provide a greater risk of loss than investment grade securities, and therefore, are considered to be highly speculative. In general, high yield securities may have a greater risk of default than other types of securities and could cause income and principal losses for the Fund.
INCOME RISK. The Fund’s income may decline when interest rates fall or if there are defaults in its portfolio. This decline can occur because the Fund may subsequently invest in lower-yielding securities as debt securities in its portfolio mature, are near maturity or are called, or the Fund otherwise needs to purchase additional debt securities.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.
LIBOR RISK. In 2012, regulators in the United States and the United Kingdom alleged that certain banks, including some banks serving on the panel for U.S. dollar LIBOR, engaged in manipulative acts in connection with their submissions to the British Bankers Association. Manipulation of the LIBOR rate-setting process would raise the risk to the Fund of being adversely impacted if the Fund received a payment based upon LIBOR and such manipulation of LIBOR resulted in lower resets than would have occurred had there been no manipulation. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.
6

LIQUIDITY RISK. The Fund may hold certain investments that may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PREPAYMENT RISK. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. Debt securities allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest the proceeds of any prepayment at lower interest rates. These factors may cause the value of an investment in the Fund to change.
SENIOR LOAN RISK. Senior loans represent debt obligations of sub-investment grade corporate borrowers, similar to high yield bonds; however, senior loans are different from traditional high yield bonds in that senior loans are typically senior to other obligations of the borrower and generally secured by a lien on all or some portion of the assets of the borrower. The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.
Senior loans are also subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk that may be heightened because of the limited public information available regarding senior loans. If the Fund holds a senior loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. Although senior loans are generally secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated.
No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell its position in a senior loan and which may make it difficult to accurately value senior loans. Lastly, senior loans may not be considered “securities,” and the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant
7

exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
VALUATION RISK. Unlike publicly traded securities that trade on national securities exchanges, there is no central place or exchange for trading most debt securities. Debt securities generally trade on an “over-the-counter” market. Due to the lack of centralized information and trading, and variations in lot sizes of certain debt securities, the valuation of debt securities may carry more uncertainty and risk than that of publicly traded securities. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Also, because the available information is less reliable and more subjective, elements of judgment may play a greater role in valuation of debt securities than for other types of securities.
Annual Total Return
The bar chart and table below illustrate the calendar year returns of the Fund’s Class A shares based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s Class A shares’ average annual total returns compare to those of a blended benchmark index and two market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
Imposition of the Fund’s sales load is not reflected in the bar chart below. If the sales load was reflected, returns would be less than those shown.
First Trust Short Duration High Income Fund—Class A Shares
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
4.75%	March 31, 2019	-3.70%	December 31, 2018
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
8

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Years	Since Inception	Inception Date
Class A – Return Before Taxes	5.47%	3.15%	3.66%	11/1/2012
Class C – Return Before Taxes	7.53%	3.13%	3.41%	11/1/2012
Class I – Return Before Taxes	9.60%	4.16%	4.44%	11/1/2012
Class A – Return After Taxes on Distributions	3.62%	1.24%	1.78%	11/1/2012
Class A – Return After Taxes on Distributions and Sale of Shares	3.21%	1.53%	1.94%	11/1/2012
Blended Index(1),(2) (reflects no deduction for fees, expenses or taxes)	11.51%	5.30%	5.11%	11/1/2012
ICE BofA US High Yield Constrained Index(2) (reflects no deduction for fees, expenses or taxes)	14.41%	6.14%	5.98%	11/1/2012
S&P/LSTA Leveraged Loan Index(2) (reflects no deduction for fees, expenses or taxes)	8.64%	4.45%	4.21%	11/1/2012
(1)	The Blended Index return is a 50/50 split between the ICE BofA US High Yield Constrained Index and the S&P/LSTA Leveraged Loan Index returns.
(2)	Since Inception Index returns are based on inception date of the Fund.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
•	William Housey, CFA, Managing Director of Fixed Income and Senior Portfolio Manager of First Trust
•	Jeffrey Scott, CFA, Senior Vice President, Deputy Credit Officer and Portfolio Manager of First Trust
•	Orlando Purpura, CFA, CMT, Senior Vice President, Chief Credit Officer and Portfolio Manager of First Trust
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Mr. Housey has served as a part of the portfolio management team of the Fund since 2013, while Messrs. Scott and Purpura have served as part of the portfolio management team of the Fund since 2020 and 2016, respectively.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund through a financial advisor on any day the New York Stock Exchange (“NYSE”) is open for business. The minimum initial purchase or exchange into the Fund is $2,500 ($750 for a Traditional/Roth IRA account; $500 for an Education IRA account; and $250 for accounts opened through fee-based programs). The minimum subsequent investment is $50. Class I shares are subject to higher minimums for certain investors. There are no minimums for purchases or exchanges into the Fund through employer-sponsored retirement plans.
Tax Information
The Fund’s distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case, your distribution will be taxed upon withdrawal from the tax-deferred account. Additionally, a sale of Fund shares is generally a taxable event.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
9

Additional Information on the Fund's Investment Objectives and Strategies
The Fund is a series of First Trust Series Fund (the “Trust”) and is regulated as an “investment company” under the 1940 Act. The Fund is actively managed and does not seek to track the performance of an index. The Fund’s investment objectives are fundamental and may not be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Fund’s Statement of Additional Information (“SAI”) are non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days’ prior written notice. If there is a material change to the Fund’s principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objectives.
Additional Information on the Fund’s Strategy
The Fund pursues its objectives by investing in debt securities and bank loans that are rated below-investment grade or unrated at the time of purchase. In addition, the Fund may invest in other debt securities including convertible bonds, senior floating rate loans, secured and unsecured loans, second lien loans and other junior or bridge loans. Although many of the Fund’s investments may consist of securities rated below-investment grade, the Fund reserves the right to invest in debt securities, including senior floating rate loans, of any credit quality, maturity and duration. The Fund may also invest in investment grade debt securities or preferred stocks. “Investment grade” is defined as those securities that have a long-term credit rating of “BBB–” or higher by S&P, or “Baa3” or higher by Moody’s or comparably rated by another nationally recognized statistical rating organization (“NRSRO”). The Fund may also invest in securities that are unrated by an NRSRO if such securities are of comparable credit quality. The Fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in securities of the types in which the Fund may invest directly. Furthermore, the Fund may invest in certain derivatives, including, but not limited to, when-issued securities, forward commitments, futures contracts and interest rate swaps. The Fund has a short duration investment strategy, which seeks to maintain, under normal market conditions, a blended (or weighted average) portfolio duration of three years or less. “Average duration” is the measure of a debt instrument’s or a portfolio’s price sensitivity with respect to changes in market yields. There is no guarantee that the Fund will achieve its investment objectives.
To implement the investment strategy, the Advisor combines a rigorous fundamental credit selection process with top down relative value analysis when selecting investment opportunities. The Advisor believes that an evolving investment environment offers varying degrees of investment risk opportunities in the high yield, bank loan, and derivative and fixed income instrument markets. In order to capitalize on attractive investments and effectively manage potential risk, the Advisor believes that the combination of thorough and continuous credit analysis, market evaluation, diversification and the ability to reallocate investments among senior and subordinated debt and derivatives is critical to achieving higher risk-adjusted returns. Fundamental analysis involves the evaluation of industry trends, management quality, collateral adequacy, and the consistency of corporate cash flows. The key considerations of portfolio construction include liquidity, diversification, relative value assessment, and ongoing monitoring. Through fundamental credit analysis the Advisor believes it can position the Fund’s portfolio in bank loans and high yield securities that offer an attractive risk adjusted return profile. Moreover, such fundamental credit analysis may result in a higher credit quality portfolio when compared to a benchmark.
Fund Investments
Principal Investments
Bank Loans
The Fund invests in bank loans, including senior secured bank loans, unsecured and/or subordinated bank loans, loan participations and unfunded contracts. The Fund may invest in such loans by purchasing assignments of all or a portion of loans or loan participations from third parties. These loans are made by or issued to corporations primarily to finance acquisitions, refinance existing debt, support organic growth, or pay out dividends, and are typically originated by large banks and are then syndicated out to institutional investors as well as to other banks. Bank loans typically bear interest at a floating rate although some loans pay a fixed rate. Due to their subordination in the borrower’s capital structure, unsecured and/or subordinated loans involve a higher degree of overall risk than senior bank loans of the same borrower. Unfunded contracts are commitments by lenders (such as the Fund) to loan an amount in the future or that is due to be contractually funded in the future.
10

Senior floating rate loans are typically rated below-investment grade. Senior floating rate loans hold a first lien priority and typically pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the LIBOR, plus a premium. Senior floating rate loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions. Borrowers may obtain these loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts, and general corporate purposes.
The senior loan market has seen a significant increase in loans with few or none of the financial maintenance covenants (i.e., “covenant-lite loans”) that have traditionally protected lenders including more aggressive terms that favor borrowers with respect to restrictions regarding additional debt, payment terms, income requirements and asset dispositions. A substantial amount of the senior loans held by the Fund are expected to be covenant-lite loans, meaning the Fund may be unable to declare an event of default if financial performance deteriorates, renegotiate the terms of the loan based upon the elevated risk levels or take other actions to help mitigate losses.
Convertible Bonds
The Fund may invest in convertible bonds. Convertible bonds combine the investment characteristics of bonds and common stocks. Convertible bonds typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible bonds entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred securities, until the securities mature or are redeemed, converted or exchanged.
Corporate Debt Securities
The Fund may invest corporate debt securities issued by U.S. and non-U.S. companies of all kinds, including those with small, mid and large capitalizations. Corporate debt securities are fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary differences being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. Corporate debt may be rated investment grade or below investment grade and may carry fixed, floating or hybrid rates of interest.
High Yield Debt
The Fund invests primarily in debt instruments (e.g., bonds, loans and convertible bonds) that are rated below investment grade, or unrated securities deemed by the Advisor to be of comparable quality. Debt securities rated below investment grade are commonly referred to as “high yield” or “junk” debt. For purposes of determining whether a security is below investment grade, the lowest available rating will be considered. High yield debt may be issued by companies without long track records of sales and earnings, or by issuers that have questionable credit strength. High yield debt and comparable unrated debt securities: (a) will likely have some quality and protective characteristics that, in the judgment of the rating agency evaluating the instrument, are outweighed by large uncertainties or major risk exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal in accordance with the terms of the obligation.
Illiquid Securities
The Fund may invest up to 15% of its net assets in securities and other instruments that are, at the time of investment, illiquid (determined using the Securities and Exchange Commission’s standard applicable to investment companies, i.e., securities that cannot be disposed of by the Fund within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). For this purpose, illiquid securities may include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), certain securities that may only be resold pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.
Non-U.S. Investments
The Fund may invest up to 15% of its net assets in non-U.S. securities denominated in non-U.S. currencies. Non-U.S. debt securities in which the Fund may invest include debt securities issued or guaranteed by companies organized under the laws of countries other than the United States (including emerging markets), debt securities issued or guaranteed by foreign,
11

national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supranational governmental entities such as the World Bank or European Union. These debt securities may be U.S. dollar-denominated or non-U.S. dollar-denominated. Non-U.S. debt securities also include U.S. dollar-denominated debt obligations, such as “Yankee Dollar” obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign debt securities also may be traded on foreign securities exchanges or in over-the-counter capital markets. To the extent the Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, the Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Fund is authorized to enter into various currency exchange transactions.
Non-Principal Investments
Cash Equivalents and Short-Term Investments
Normally, the Fund invests substantially all of its assets to meet its investment objectives. The Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. The Fund may adopt a defensive strategy when the portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the SAI.
Derivatives
The Fund may use futures, total return swaps, non-U.S. currency swaps, loan credit default swaps, credit default swaps, options, puts, calls and other derivative instruments to seek to enhance return, to hedge some of the risks of its investments in securities, as a substitute for a position in the underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of the markets in which it invests), to manage cash flows, to limit exposure to losses due to changes to non-U.S. currency exchange rates or to preserve capital.
The Fund will comply with the regulatory requirements of the Securities and Exchange Commission and the Commodity Futures Trading Commission (“CFTC”) with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will earmark or set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the Securities and Exchange Commission and CFTC in a segregated custodial account in the amount prescribed (or take such other actions permitted by law). Securities earmarked or held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked to market daily.
Investment Companies
The Fund may invest in securities of other open-end or closed-end investment companies, including ETFs, that invest primarily in securities of the types in which the Fund may invest directly. The Fund’s ability to invest in other investment companies is limited by the Investment Company Act of 1940, as amended (the "1940 Act") and the related rules and interpretations. The Fund may invest in other investment companies in excess of the limits imposed under the 1940 Act pursuant to exemptive orders obtained by certain investment companies and their sponsors from the Securities and Exchange Commission, subject to certain conditions and pursuant to a contractual arrangement between the Fund and such investment companies. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value.
As a shareholder in an investment company, the Fund will bear its ratable share of such investment company’s expenses, and would remain subject to payment of the investment company’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs and closed-end investment companies. Closed-end investment companies may be leveraged, in which case the value and/or yield of their shares will tend to be more volatile than shares of unleveraged funds.
12

The Fund’s ability to invest in other investment companies is limited by the 1940 Act and the related rules and interpretations.
Mortgage-Backed Securities
The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and can include single- and multi-class pass-through securities and collateralized mortgage obligations. Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. These securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities.
Preferred Securities
The Fund may invest in preferred securities, which generally pay fixed or adjustable-rate dividends or interest to investors and have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. Preferred securities are generally junior to all forms of the company’s debt, including both senior and subordinated debt.
While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities. Should an issuer default on its obligations under such a security, the amount of income earned by the Fund may be adversely affected.
Preferred securities may be issued by trusts or other special purpose entities established by operating companies, and therefore may not be direct obligations of operating companies. At the time a trust or special purpose entity sells its preferred securities to investors, the trust or special purpose entity generally purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities). The trust or special purpose entity, as the holder of the operating company’s debt, has priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but is typically subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is below that of its corresponding operating company’s senior debt securities due to its subordinated nature.
Disclosure of Portfolio Holdings
The Fund’s portfolio holdings are available on the Fund's website at www.ftportfolios.com. A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is included in the Fund's SAI, which is also available on the Fund's website.
Risks of Investing in the Fund
Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal Risks set forth below in this prospectus. The order of the below risk factors does not indicate the significance of any particular risk factor.
Principal Risks
BANK LOANS RISK. The Fund may invest in secured and unsecured participations in bank loans and assignments of such loans. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest which will expose the Fund to the credit risk of the underlying borrower. Participations by the Fund in a lender's portion of a bank loan typically will result in the Fund having a contractual relationship only with such lender, not with the borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling a loan participation and only upon receipt by such lender of such payments from the borrower, which exposes the Fund to the credit risk of the lender. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower
13

with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. There is also the risk that the value of any collateral securing a loan may decline and that the collateral may be insufficient to cover the amount owed on the loan. The secondary market for bank loans may not be highly liquid, and the Fund may have difficulty selling bank loans (other than at a discount) and it may experience settlement delays with respect to bank loan trades (in some cases longer than 7 days.) Further, loans held by the Fund may not be considered securities and, therefore, purchasers, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws and would be forced to rely upon the contractual persons in the loan agreement and states law to enforce its rights to repayment. Many of the loans in which the Fund may invest or obtain exposure to may be “covenant-lite” loans. The amount of public information available with respect to bank loans may be less extensive than available for registered or exchange-traded securities. Covenant-lite loans may contain fewer or no maintenance covenants compared to other loans and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may experience relatively greater realized or unrealized losses or delays in enforcing its rights on its holdings of covenant-lite loans than its holdings of loans with the usual covenants.
CALL RISK. Some debt securities may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, likely resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover. If a called debt security was purchased by the Fund at a premium, the value of the premium may be lost in the event of a redemption.
CONVERTIBLE SECURITIES RISK. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer, depending on the terms of the securities) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying equity security or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. The market values of convertible securities tend to decline as interest rates increase. However, a convertible security’s market value also tends to reflect the market price of the equity security of the issuing company, particularly when the price of the equity security is greater than the convertible security’s conversion price (i.e., the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying equity security). Convertible securities are also exposed to the risk that an issuer will be unable to meet its obligation to make dividend or principal payments when due as a result of changing financial or market conditions. Convertible debt securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of their potential for capital appreciation. Moreover, there can be no assurance that convertible securities will provide current income prior to conversion because the issuers of the convertible securities may default on their obligations. If the convertible security has a conversion or call feature that allows the issuer to redeem the security before the conversion date, the potential for capital appreciation may be diminished. In the event that convertible securities are not optional but mandatory based upon the price of the underlying common stock, the Fund may be subject to additional exposure to loss of income in situations where it would prefer to hold debt.
COUNTERPARTY RISK. The Fund is subject to counterparty risk. If the Fund enters into an investment or transaction that depends on the performance of another party, the Fund becomes subject to the credit risk of that counterparty. The Fund's ability to profit from these types of investments and transactions depends on the willingness and ability of the Fund’s counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. The Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving a counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if the Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, the Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution's authority, the
14

financial institution's liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of securities and, if the Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, the Fund may also be similarly impacted.
COVENANT-LITE LOAN RISK. The loan agreement, which sets forth the terms of a loan and the obligations of the borrower and lender, contains certain covenants that mandate or prohibit certain borrower actions, including financial covenants that dictate certain minimum and maximum financial performance levels. Covenants that require the borrower to maintain certain financial metrics during the life of the loan (such as maintaining certain levels of cash flow and limiting leverage) are known as “maintenance covenants.” These covenants are included to permit the lender to monitor the performance of the borrower and declare an event of default if breached, allowing the lender to renegotiate the terms of the loan based upon the elevated risk levels or take other actions to help mitigate losses. Covenant-lite loans contain fewer or no maintenance covenants making an investment in these types of loans inherently riskier than an investment in loans containing provisions allowing the lender reprice credit risk associated with the borrower or restructure a problematic loan. Since 2013, the number of covenant-lite loans issued has increased significantly. The Fund’s elevated exposure to such loans during a downturn in the credit cycle could cause the Fund to experience outsized losses.
CREDIT RISK. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments. Debt securities are subject to varying degrees of credit risk which are often reflected in credit ratings. The credit rating of a debt security may be lowered if the issuer or other obligated party suffers adverse changes to its financial condition. These adverse changes may lead to greater volatility in the price of the debt security and affect the security’s liquidity. High yield and comparable unrated debt securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal. To the extent that the Fund holds debt securities that are secured or guaranteed by financial institutions, changes in credit quality of such financial institutions could cause values of the debt security to deviate.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. These risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Advisor, distributor and other service providers (including, but not limited to, sub-advisors, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses; interference with the Fund’s ability to calculate its net asset value; disclosure of confidential trading information; impediments to trading; submission of erroneous trades or erroneous creation or redemption orders; the inability of the Fund or its service providers to transact business; violations of applicable privacy and other laws; regulatory fines penalties, reputational damage, reimbursement or other compensation costs; or additional compliance costs. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. However, there is no guarantee that such efforts will succeed, and the Fund and its shareholders could be negatively impacted as a result.
DEBT SECURITIES RISK. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal
15

on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a centralized securities exchange making them generally less liquid and more difficult to value than common stock. The values of debt securities may also increase or decrease as a result of market fluctuations, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets generally.
DISTRESSED SECURITIES RISK. The Fund may invest in distressed debt securities. Distressed securities are speculative and involve substantial risks in addition to the risks of investing in high-yield debt securities that are not in default. In some instances, the Fund will not receive interest payments from the distressed securities it holds and may incur additional expenses to protect its investment. These securities may present a substantial risk of default and there is a substantial risk that the principal will not be repaid. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or of interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in exchange for such securities may be subject to restrictions on resale.
EXTENSION RISK. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making them more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value. Extension risk is particularly prevalent for a callable debt security where an increase in interest rates could result in the issuer of that security choosing not to redeem the debt security as anticipated on the security’s call date. Such a decision by the issuer could have the effect of lengthening the debt security’s expected maturity, making it more vulnerable to interest rate risk and reducing its market value.
FLOATING RATE SECURITIES RISK. Floating rate securities are structured so that the security’s coupon rate fluctuates based upon the level of a reference rate. Most commonly, the coupon rate of a floating rate security is set in the loan agreement at the level of a widely followed interest rate, plus a fixed spread. As a result, it is expected that when interest rates change, the value of floating rate securities will fluctuate less than the value fixed rate debt securities. The coupon on floating rate securities will generally decline in a falling interest rate environment, causing the Fund to experience a reduction in the income it receives from the security. A floating rate security’s coupon rate resets periodically according to the terms of the security. Consequently, in a rising interest rate environment, floating rate securities with coupon rates that reset infrequently may lag behind the changes in market interest rates and may effect the value of the security. Floating rate securities may also contain terms that impose a maximum coupon rate the issuer will pay, regardless of the level of the reference rate which would decrease the value of the security. The secondary market value of a floating rate security is based on the volatility of the reference rate, the time remaining to maturity, the outstanding amount of such securities, market interest rates and the credit quality or perceived financial status of the issuer. Floating rate securities may be less liquid than other types of securities.
HIGH YIELD SECURITIES RISK. The Fund’s investment in high yield securities, or “junk” bonds, may entail increased credit risks and the risk that the value of the Fund’s assets will decline, and may decline precipitously, with increases in interest rates. In recent years there have been wide fluctuations in interest rates and therefore in the value of debt securities generally. High yield securities are, under most circumstances, subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding, higher-rated debt securities. As interest rates rise, the value of high yield securities may decline precipitously. Increased rates may also indicate a slowdown in the economy which may adversely affect the credit of issuers of high yield securities resulting in a higher incidence of defaults among such issuers. A slowdown in the economy, or a development adversely affecting an issuer’s creditworthiness, may result in the issuer being unable to maintain earnings or sell assets at the rate and at the prices, respectively, that are required to produce sufficient cash flow to meet its interest and principal requirements. The Fund’s portfolio managers cannot predict future economic policies or their consequences or, therefore, the course or extent of any similar market fluctuations in the future. In addition, high yield securities are generally less liquid than investment grade securities.
INCOME RISK. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund may subsequently invest in lower-yielding securities as debt securities in its portfolio mature, are near maturity or are called, or the Fund otherwise needs to purchase additional debt securities. In addition, the Fund’s income could decline when the Fund experiences defaults on the debt securities it holds.
16

INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities held by the Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.
LIBOR RISK. In 2012, regulators in the United States and the United Kingdom alleged that certain banks, including some banks serving on the panel for U.S. dollar LIBOR, engaged in manipulative acts in connection with their submissions to the British Bankers Association. Manipulation of the LIBOR rate-setting process would raise the risk to the Fund of being adversely impacted if the Fund received a payment based upon LIBOR and such manipulation of LIBOR resulted in lower resets than would have occurred had there been no manipulation. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.
LIQUIDITY RISK. The Fund has investments that it may not be able to dispose of or close out readily at a favorable time or price (or at all), or at a price approximating the Fund’s valuation of the investment. For example, certain investments may be subject to restrictions on resale, may trade over-the-counter or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Fund to value illiquid securities accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. If the Fund needed to sell a large block of illiquid securities to meet shareholder redemption request or to raise cash, these sales could further reduce the securities’ prices and adversely affect performance of the Fund. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective(s), meet relevant benchmarks or perform as well as other funds with similar objectives.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns.
NON-U.S. SECURITIES RISK. The Fund may invest in non-U.S. securities. An investment in securities of non-U.S. companies involves risks not associated with domestic issuers. Investment in non-U.S. securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by non-U.S. governments. Non-U.S. investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of non-U.S. holdings, the imposition of sanctions by foreign governments, the possible establishment of capital controls, exchange controls or freezes on the convertibility of currency or the adoption of other governmental restrictions might adversely affect an investment in non-U.S. securities. Additionally, non-U.S. issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements. The U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other regional developments particular to a given country or region.
PREPAYMENT RISK. Prepayment risk is the risk that the issuer of a debt security will repay principal (in part or in whole) prior to the scheduled maturity date. Debt securities allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest the proceeds of any prepayment at lower interest rates, reducing its income. If the Fund purchased the debt securities at a premium, prepayments on the securities could cause the Fund to lose a portion of its principal investment. These factors may cause the value of an investment in the Fund to change. The impact of prepayments on the price of a debt security may be difficult to predict and may increase the security’s volatility.
SENIOR LOAN RISK. Senior loans represent debt obligations of sub-investment grade corporate borrowers, similar to high yield bonds; however, senior loans are different from traditional high yield bonds in that senior loans are typically senior to
17

other obligations of the borrower and generally secured by the assets of the borrower. The senior loan market has seen a significant increase in loans with limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan credit agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions, all of which may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may be unable to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.
Senior loans are also subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk that may be heightened because of the limited public information available regarding senior loans and because loan borrowers may be more highly leveraged and tend to be more adversely affected by changes in market or economic conditions. If the Fund holds a senior loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. Although senior loans are generally secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by equity interests in the borrower or its subsidiaries, such equity interest may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss. Senior loans made in connection with highly leveraged transactions are subject to greater risks than other senior loans. For example, the risks of default or bankruptcy of the borrower or the risks that other creditors of the borrower may seek to nullify or subordinate the Fund’s claims on any collateral securing the loan are greater in highly leveraged transactions.
Additionally, there is no central clearinghouse for loan trades and the loan market has not established enforceable settlement standards or remedies for failure to settle. As such, the secondary market for senior loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment. Lastly, senior loans may not be considered “securities,” and the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws and could be forced to rely on the contractual provisions in the loan agreement and state law to enforce its right to repayment.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development that affected a particular asset class, region or industry may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater volatility and market risk than a fund that is more broadly diversified.
VALUATION RISK. Unlike publicly traded securities that trade on national securities exchanges, there is no central place or exchange for trading most debt securities. Debt securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, and variations in lot sizes of certain debt securities, the valuation of debt securities may carry more uncertainty and risk than that of publicly traded securities. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Also, because the available information is less reliable and more subjective, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. Typically, debt securities are valued using information provided by a third-party pricing service utilizing a range of market-based inputs and assumptions, including broker quotations and transactions in comparable securities to value the securities. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service.
Non-Principal Risks
ASIA RISK. The Fund may invest in the securities of Asian issuers. Such investments subject the Fund to certain risks associated specifically with investments in securities of Asian issuers, including distinct legal, regulatory, political and economic risks. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries.
18

Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally. Issuers in Asia may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies and if their securities are not listed on a U.S. exchange, they may not be subject to the same corporate governance standards as U.S. issuers. In addition, satisfactory custodial services for investment securities may not be available in some Asia countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on the Fund.
BORROWING AND LEVERAGE RISK. If the Fund borrows money, it must pay interest and other fees, which may reduce the Fund’s returns. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing and at all times thereafter. The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.
CREDIT RATING AGENCY RISK. Credit ratings are determined by credit rating agencies such as Standard & Poor’s, Inc., Moody’s Investors Services, Inc. and Fitch Inc., and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
CURRENCY RISK. The Fund may invest in securities denominated in a non-U.S. currency. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. Changes in currency exchange rates may affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to other currencies may cause the value of the Fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in the Fund's non-U.S. holdings whose value is tied to the affected non-U.S. currency. Additionally, the prices of non-U.S. securities that are traded in U.S. dollars are often indirectly influenced by currency fluctuations.
DEPENDENCE ON KEY PERSONNEL RISK. The Advisor is dependent upon the experience and expertise of Messrs. Housey, Scott and Purpura in providing advisory services with respect to the Fund’s investments. If the Advisor were to lose the services of any of these individuals, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for any of Messrs. Housey, Scott or Purpura in the event of their death, resignation, retirement or inability to act on behalf of the Advisor.
DERIVATIVES RISK. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage.
19

Accordingly, a relatively small price movement may result in an immediate and substantial loss. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price.
EMERGING MARKETS RISK. Investments in securities issued by companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed market countries. Moreover, emerging market countries often have less uniformity in accounting and reporting requirements, unsettled securities laws, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging market countries often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the U.S. and other developed market countries. In addition, significant delays may occur in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities. Investing in emerging market countries involves a higher risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested by certain emerging market countries. Enforcing legal rights may be made difficult, costly and slow in emerging markets as there may be additional problems enforcing claims against non-U.S. governments.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting the issuers occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market. Additionally, holders of an issuer's common stock may be subject to greater risks than holders of its preferred stock and debt securities because common stockholders' claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of an issuer.
EUROPE RISK. The Fund may invest in the securities of European issuers. Therefore, in addition to the risks associated with investments in non-U.S. securities generally, the Fund is subject to certain risks associated specifically with investments in securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the EU, and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU. After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached that would have the United Kingdom formally leave the EU and enter a transition period during which the United Kingdom would continue to follow all EU rules and remain a member of the EU single market and customs union. During this transition period, the United Kingdom is expected to begin negotiations with the EU on a free trade agreement. Should the transition period end without the United Kingdom and the EU agreeing on such an agreement, trade and economic relations between the two parties will be governed by WTO rules. Under such a scenario, trade between the United Kingdom and the EU would no longer be tariff-free and non-tariff barriers such as new customs procedures would also arise, adding costs to doing business. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Trade between the United Kingdom and the EU is highly integrated through supply chains and trade in services, as well as through multinational companies. The United Kingdom’s departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
20

EXPENSE REIMBURSEMENT AND RECOUPMENT RISK. First Trust has entered into an agreement with the Trust in which the Advisor has agreed to waive certain fees and/or reimburse the Fund for expenses exceeding an agreed upon amount. First Trust is also entitled to recoup from the Fund any waived or reimbursed amounts pursuant to the agreement for a period of up to three years from the date of waiver or reimbursement. Any such recoupment or modification or termination of the agreement could negatively affect the Fund’s returns.
FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY RISK. If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. If the Fund fails to qualify as a regulated investment company, distributions to the Fund’s shareholders generally would be eligible for the dividends received deduction in the case of corporate shareholders. See “Federal Tax Matters.”
INVESTMENT COMPANIES RISK. The Fund may invest in securities of other investment companies. As a shareholder in another investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the Fund will incur brokerage costs when purchasing and selling shares of exchange-traded investment companies.
ISSUER SPECIFIC CHANGES RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
LATIN AMERICA RISK. The Fund may invest in Latin American issuers. The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates, high interest rates, high unemployment, government overspending and political instability. International economic conditions, particularly those in the United States, Europe and Asia, as well as world prices for oil and other commodities may also influence the development of Latin American economies. Many Latin American countries are highly reliant on the exportation of commodities and their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In the past, certain Latin American economies have been influenced by changing supply and demand for a particular currency, monetary policies of governments (including exchange control programs, restrictions on local exchanges or markets and limitations on foreign investment in a country or on investment by residents of a country in other countries), and currency devaluations and revaluations. Other Latin American investment risks may include inadequate investor protection, less developed regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity. The governments of many Latin American countries may also exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the Fund invests. Securities of companies in Latin America may also be subject to significant price volatility.
LEGISLATION/LITIGATION RISK. From time to time, various legislative initiatives are proposed in the United States and abroad which may have a negative impact on certain companies represented owned by the Fund. In addition, litigation regarding any of the issuers of the securities owned by the Fund, or industries represented by these issuers, may negatively impact the value of the securities. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Sub-Advisor determines to sell such a holding.
MORTGAGE-RELATED SECURITIES RISK. The Fund may invest in mortgage-related securities. Mortgage-related securities are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. However, these investments make the Fund more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Mortgage-related securities are also significantly affected by the rate of prepayments and modifications of the mortgage loans underlying those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-related securities are particularly sensitive to prepayment risk, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities. Nonetheless, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund 's actual yield to maturity on any mortgage-related securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-related securities are significantly affected by interest rate risk. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as re-financings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-related securities held or acquired by the Fund. Fund investments in mortgage-backed securities issued by Ginnie Mae are backed by the full faith and
21

credit of the U.S. government. Fund investments in mortgage-backed securities issued by Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.
OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Preferred securities often include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for federal income tax purposes although it has not yet received such income in cash. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board of director. Generally, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights. In certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws or a change in regulatory trademark. As with redemption provisions of debt securities, a special redemption by the issuer may negatively impact the return of the preferred security held by the Fund. Preferred securities may also be substantially less liquid than other securities, including common stock.
RESTRICTED SECURITIES RISK. The Fund may invest in restricted securities. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions on resale. Restricted securities may be illiquid as they generally are not listed on an exchange and may have no active trading market. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, the Fund may get limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, the Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.
WARRANTS RISK. The Fund may invest in warrants. The prices of warrants, which entitle the holder to purchase equity securities at specific prices for a certain period of time, do not necessarily move parallel to the prices of the underlying securities and likely fluctuate more than the prices of the underlying securities. Warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.
Fund Organization
The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Massachusetts business trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Advisor, the custodian, the transfer agent and the fund administration and accounting agent.
Management of the Fund
First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Fund. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.
First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief
22

Executive Officer of First Trust and Chairman of the Board of the Trust. First Trust discharges its responsibilities subject to the policies of the Board.
First Trust serves as advisor or sub-advisor for 6 mutual fund portfolios, 10 exchange-traded funds consisting of 151 series and 15 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. (“FTP”), an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of the Fund.
William Housey, Jeffrey Scott and Orlando Purpura are the Fund’s portfolio managers and share responsibilities for the day-to-day management of the Fund’s investment portfolio.
•	William Housey, CFA, Managing Director of Fixed Income, Senior Portfolio Manager. Mr. Housey joined First Trust Advisors L.P. in June 2010 as the Senior Portfolio Manager for the Leveraged Finance Investment Team and has 23 years of investment experience. Mr. Housey is also a member of the First Trust Strategic Model Investment Committee and the Fixed Income Sub-Committee. Prior to joining First Trust, Mr. Housey was at Morgan Stanley Investment Management and its wholly owned subsidiary, Van Kampen Funds, Inc. for 11 years where he last served as Executive Director and Co-Portfolio Manager. Mr. Housey has extensive experience in the portfolio management of both leveraged and unleveraged credit products, including senior loans, high-yield bonds, credit derivatives and corporate restructurings. Mr. Housey received a B.S. in Finance from Eastern Illinois University and an M.B.A. in Finance as well as Management and Strategy from Northwestern University’s Kellogg School of Business. He also holds the FINRA Series 7, Series 52 and Series 63 licenses. Mr. Housey also holds the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago. Mr. Housey also serves on the Village of Glen Ellyn, IL Police Pension Board.
•	Jeffrey Scott, CFA, Senior Vice President, Deputy Credit Officer, Portfolio Manager. Mr. Scott is Deputy Credit Officer for the Leveraged Finance Investment Team at First Trust Advisors L.P. He has 30 years of experience in the investment management industry and has extensive experience in credit analysis, product development, and product management. Prior to joining First Trust, Mr. Scott served as an Assistant Portfolio Manager and as a Senior Credit Analyst for Morgan Stanley/Van Kampen from October 2008 to June 2010. As Assistant Portfolio Manager, Mr. Scott served on a team that managed over $4.0 billion of Senior Loan assets in three separate funds: Van Kampen Senior Loan Fund; Van Kampen Senior Income Trust; and Van Kampen Dynamic Credit Opportunities Fund. His responsibilities included assisting with portfolio construction, buy and sell decision making, and monitoring fund liquidity and leverage. Mr. Scott earned a B.S. in Finance and Economics from Elmhurst College and an M.B.A. with specialization in Analytical Finance and Econometrics and Statistics from the University of Chicago. He also holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.
•	Orlando Purpura, CFA, joined First Trust in May 2013 as Chief Credit Officer of the Leveraged Finance Investment Team and has 30 years of investment industry experience. Prior to joining FTA, Mr. Purpura was at Allstate Investments LLC where he served as Portfolio Manager in the Equity Special Situations Group that invested in the public equity of companies in various stages of distress. Additionally, he also was a Portfolio Manager in the Private Placement Group where he completed corporate restructurings and workouts for troubled credits held in the investment portfolio. Prior to Allstate Investments, Mr. Purpura was a founding partner at Tall Tree Investment Management LLC, an institutional money manager that focuses on Senior Secured Bank Loans in structured finance vehicles. Before moving to Tall Tree, Mr. Purpura was a Senior Distressed Debt Analyst and Workout Specialist at Van Kampen Investments where he specialized in leading the credit oversight and trading strategy for workouts and restructurings across various industries. In the early 1990s, Mr. Purpura began his credit career at Sanwa Business Credit Corporation, a company that specialized in below investment grade non-traditional lending and leasing. Mr. Purpura received a B.S. in Finance from Elmhurst College and an M.B.A. in Finance from DePaul University. Mr. Purpura holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago. He also holds the Chartered Market Technician designation and is a member of the Market Technicians Association, Chicago Chapter.
Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is provided in the SAI.
23

Management Fees
Pursuant to an investment management agreement between First Trust and the Trust, on behalf of the Fund (the “Investment Management Agreement”), First Trust manages the Fund’s assets. First Trust is paid an annual management fee equal to 0.65% of the Fund’s average daily net assets. The Fund is responsible for all of its expenses, including management fees, costs of transfer agency, custody, fund administration and accounting, legal, audit and other services, interest, taxes, brokerage commissions and other expenses related to the execution of portfolio transactions, any distribution fees or expenses, and extraordinary expenses, as well as its portion of the Trust’s operating expenses.
The Fund pays for its own operating expenses such as custodial, transfer agent, administrative, accounting and legal fees; brokerage commissions; distribution and service fees; any extraordinary expenses; and its portion of the Trust’s operating expenses.
First Trust has agreed to limit fees and/or pay expenses to the extent necessary through February 28, 2021, to prevent the Fund’s Total Annual Operating Expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) from exceeding 1.00% of the average daily net assets of any class of shares of the Fund. From March 1, 2021 through February 28, 2030, the Fund’s Total Annual Operating Expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) will not exceed 1.35% of the average daily net assets of any class of shares of the Fund. Expenses borne by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation.
A discussion regarding the Board’s approval of the continuation of the Investment Management Agreement is available in the Fund’s Annual Report for the fiscal year ended October 31, 2019.
Share Classes
The Fund offers three classes of shares: Class A, Class C and Class I. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, fees, eligibility requirements and other features. Consult with your financial intermediary representative for additional information on whether the shares are an appropriate investment choice. The Fund may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange, or redeem shares. With certain limited exceptions, the Fund is available only to U.S. citizens or residents.
Please refer to the SAI for more information about Class A, Class C and Class I shares, including more detailed program descriptions and eligibility requirements. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. Additional information is also available from your financial intermediary. Information regarding the sales charge applicable to the purchase of Fund shares is included in this prospectus and the Fund's SAI, both of which are available free of charge at www.ftportfolios.com. Information regarding the sales charge applicable to the purchase of Fund shares is not available on the Fund's website separately from the Fund's prospectus and SAI.
Class A Shares
You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. The sales charge may be waived, as described in “Class A Sales Charge Waivers.” Class A shares are also subject to an annual service fee of 0.25% of the Fund’s average daily net assets attributable to Class A shares, which compensates your financial advisor and other entities for providing ongoing service to you. FTP retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the Fund are as follows:
24

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	3.50%	3.62%	3.00%
$50,000 but less than $100,000	3.25%	3.35%	2.75%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 and over	—	—	1.00%
*	You can purchase $250,000 or more of Class A shares at net asset value without an up-front sales charge. First Trust pays financial intermediaries of record a commission equal to 1.00% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of the amount over $5 million. You may be assessed a contingent deferred sales charge of 1.00% if you redeem any of your shares within 12 months of purchase. The contingent deferred sales charge is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a contingent deferred sales charge on any Class A shares you purchase by reinvesting dividends or capital gains.
For purposes of determining whether you qualify for a reduced sales charge as set forth in the table above, you may include purchases by (i) you, (ii) your spouse (or legal equivalent if recognized under local law) and your children under 21 years of age, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer). See the SAI for more information.
Class C Shares
You can purchase Class C shares at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 1.00% of the Fund’s average daily net assets attributable to Class C shares. The annual 0.25% service fee compensates your financial advisor for providing ongoing service to you. The annual 0.75% distribution fee compensates FTP for paying your financial advisor an ongoing sales commission as well as an advance of the first year’s service and distribution fees. FTP retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1.00% contingent deferred sales charge (“CDSC”), which is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends or capital gains.
The Fund has established a limit to the amount of Class C shares that may be purchased by an individual investor. See the SAI for more information.
Automatic Conversion of Class C Shares to Class A Shares After 10-Year Holding Period. Beginning on March 1, 2019, Class C shares of the Fund that have been held for 10 years or more will automatically convert into Class A shares of the Fund and will be subject to Class A shares’ lower distribution and service (12b-1) fees. The conversion will occur on the basis of the relative net asset values of the two classes, meaning the value of your investment will not change, but the number of shares that you own may be higher or lower after the conversion.
After March 1, 2019, Class C shares of the Fund will convert automatically to Class A shares of the Fund on a monthly basis in the month of, or the month following, the 10-year anniversary of the Class C shares’ purchase date. Class C shares of the Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the conversion date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions.
Shareholders will not pay a sales charge, including a CDSC, upon the automatic conversion of their Class C shares to Class A shares. The automatic conversion of the Fund’s Class C shares into Class A shares after the 10-year holding period is not expected to be a taxable event for federal income tax purposes. Shareholders should consult with their tax advisor regarding the state and local tax consequences of such conversions.
Class C shares held through a financial intermediary in an omnibus account will be automatically converted into Class A shares only if the intermediary can document that the shareholder has met the required holding period. In certain circumstances, when shares are invested through retirement plans, omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares and the financial intermediary may not have the ability to track purchases to credit individual shareholders’ holding periods. This primarily occurs when shares are invested through
25

certain record keepers for group retirement plans, where the intermediary cannot track share aging at the participant level. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. In these circumstances, it is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. In circumstances where a financial intermediary is unable to track or substantiate the holding period of a Class C shareholder, such shareholder will remain holding Class C shares and will be ineligible to have their shares converted to Class A pursuant to this automatic conversion program. Please consult with your financial intermediary about your shares’ eligibility for this conversion feature.
Also beginning on March 1, 2019, new accounts or plans may not be eligible to purchase Class C shares of the Fund if it is determined that the intermediary cannot track shareholder holding periods to determine whether a shareholder’s Class C shares are eligible for conversion to Class A shares. Accounts or plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before March 1, 2019, may continue to open accounts for new participants in that share class and purchase additional shares in existing participant accounts. The Fund has no responsibility for overseeing, monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion.
Customers of Raymond James (as defined below) may be eligible for an exchange of Class C shares for Class A shares, less the applicable sales charge, after holding their Class C shares for eight (8) years. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.
Class I Shares
You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. Class I shares are not subject to sales charges or ongoing service or distribution fees. Class I shares have lower ongoing expenses than the other classes. Class I shares are available for purchase in an amount of $1 million or more, or using dividends and capital gains distributions on Class I shares. Class I shares may also be available for purchase in amounts of less than $1 million by the following categories of investors:
•	Certain employees, officers, directors and affiliates of First Trust.
•	Certain financial intermediary personnel.
•	Certain bank or broker affiliated trust departments, pursuant to an agreement.
•	Certain employer-sponsored retirement plans.
•	Certain additional categories of investors, including certain advisory accounts of First Trust and its affiliates, and qualifying clients of investment advisors, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.
Class I shares are also available for purchase in minimum amounts of $250 or more for accounts of clients of financial intermediaries who charge an ongoing fee for advisory, investment, consulting or similar services (“wrap” accounts).
Class I shares may be available to investors that purchase shares through financial intermediaries that, acting as agents on behalf of their customers, directly impose on shareholders sales charges or transaction fees (i.e., commissions) determined by the financial intermediary related to the purchase of Class I shares. These charges and fees are not disclosed in the prospectus or statement of additional information. Such purchases are not subject to the Class I minimum purchase requirements disclosed in the prospectus or statement of additional information. Shares of the Fund are available in other share classes that have different fees and expenses.
See the SAI for more information.
Class A Sales Charge Waivers
Class A shares of the Fund may be purchased at net asset value without a sales charge as follows:
•	Purchases of $250,000 or more.
•	Reinvestment of distributions from Class A Shares of the Fund.
26

•	Purchases by officers, trustees and former trustees of the First Trust Mutual Funds, as well as full-time and retired employees of First Trust, any parent company of First Trust, and subsidiaries thereof, and such employees’ immediate family members (as defined in the SAI).
•	Purchases by any person who, for at least the last 90 days, has been an officer, director, or full-time employee of any financial intermediary or any such person’s immediate family member.
•	Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity.
•	Purchases made by investors purchasing on a periodic fee, asset based fee, or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and clients of investment advisors, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.
Morgan Stanley Smith Barney LLC (“Morgan Stanley”) Class A Sales Charge Waivers. Notwithstanding the list above, effective July 1, 2018, shareholders purchasing Class A shares of the Fund through a Morgan Stanley Wealth Management transactional brokerage account will only be eligible for a waiver of the up-front sales charge applicable to Class A shares under the following circumstances (these conditions differ from and may be more limited than those disclosed above and elsewhere in the Fund’s prospectus or statement of additional information):
•	Purchases by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•	Purchases by Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.
•	Shares purchased through a Morgan Stanley self-directed brokerage account.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.
•	Shares purchased from the proceeds of redemptions of other First Trust Mutual Funds; provided that, (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) the redeemed shares were subject to an up-front or deferred sales charge.
Intermediary-Defined Sales Charge Waiver Policies
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & Raymond James affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•	Shares purchased in an investment advisory program.
•	Shares purchased within the family of First Trust Mutual Funds through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
27

•	Shares purchased from the proceeds of redemptions within the family of First Trust Mutual Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C shares available at Raymond James
•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•	Breakpoints as described in this prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Janney Montgomery Scott LLC (“Janney”)
Effective May 1, 2020, shareholders purchasing Fund shares through a Janney brokerage account will only be eligible for the following load waivers (front-end sales load waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-end sales load waivers on Class A shares available at Janney
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the family of First Trust Mutual Funds).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•	Shares purchased from the proceeds of redemptions within the family of First Trust Mutual Funds, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same Fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney
•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
28

•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.
Front-end sales load discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
•	Breakpoints as described in the Fund’s Prospectus.
•	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
You may need to provide the Fund or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge waiver (or reduction as set forth in the table above in “Share Classes—Class A Shares”). This may include account statements of family members and information regarding First Trust Mutual Fund shares held in accounts with other financial advisors. You or your financial advisor must notify First Trust at the time of each purchase if you are eligible for any of these programs that result in a sales charge waiver or reduction. The Fund may modify or discontinue these programs at any time.
Right of Accumulation. You may purchase Class A shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all eligible shares (as set forth herein) and applying the sales charge applicable to such aggregate amount. Shares eligible for aggregation include Class A shares of the Fund and other First Trust Mutual Funds then held by (i) you, (ii) your spouse (or legal equivalent if recognized under local law) and your children under 21 years of age, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the rights of accumulation to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.
Letter of Intent. You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares (including Class A shares in other First Trust funds) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter. In order to apply purchases towards the intended amount, you must refer to such Letter when placing all orders.
When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus the value of any redemptions of Class A shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any applicable sales charge. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.
Investment in Fund Shares
Shares of the Fund may be purchased on any business day, which is any day the NYSE is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the transfer agent or authorized intermediary receives your order. Orders received before the close of trading on a business day (normally, 4:00 p.m. Eastern Time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.
Fund shares may be purchased only through a financial intermediary. The Fund has authorized one or more financial intermediaries, or the designees of such intermediaries, to receive purchase and redemption orders on the Fund’s behalf. The
29

Fund will be deemed to have received a purchase or redemption order when an authorized financial intermediary, or the designee of an authorized financial intermediary, receives the order.
A financial intermediary, such as a financial advisor or broker, is paid for providing investment advice and services, either from the Fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. Financial intermediaries may charge a service fee in connection with the purchase or redemption of the Fund shares. Service fees typically are fixed dollar amounts and are in addition to the sales and other charges described in this prospectus and the SAI. For more information, please contact your financial intermediary.
For purposes of the 1940 Act, the Fund is treated as a registered investment company, and, absent an available exemption or exemptive relief, the acquisition of shares by other registered investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Fund, has received an exemptive order from the Securities and Exchange Commission that permits certain registered investment companies to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that any such investment companies enter into an agreement with the Fund regarding the terms of any investment.
Investment Minimums
The minimum initial purchase or exchange into the Fund is $2,500 ($750 for a Traditional/Roth IRA account; $500 for an Education IRA account; and $250 for accounts opened through fee based programs). Subsequent investments must be in amounts of $50 or more. Class I shares are subject to higher minimums for certain investors. There are no minimums for purchases or exchanges into the Fund through employer-sponsored retirement plans. The Fund reserves the right to reject purchase or exchange orders and to waive or increase the minimum investment requirements.
Account Services
The following is a description of additional account services available to investors at no additional cost. Investors can obtain copies of the necessary forms from their financial advisor.
Exchanging Shares
Shares of the Fund may be exchanged into an identically registered account for the same class of another First Trust Mutual Fund available in your state. The exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund, subject to the payment of any applicable CDSC. Please consult the SAI for details.
The Fund may change or cancel its exchange policy at any time upon 60 days’ notice. The Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. See “Frequent Trading and Market Timing” below.
Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the Fund may not be considered a taxable event. Please consult a tax advisor about the tax consequences of exchanging your shares.
Reinstatement Privilege
If shares of the Fund are redeemed, you may reinvest all or part of your redemption proceeds in the Fund up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. The reinvestment privilege does not extend to Class A shares or Class C shares, where the redemption of the shares triggered the payment of a CDSC. This reinstatement privilege may be used only once for any redemption.
Redemption of Fund Shares
An investor may redeem shares on any business day. Investors will receive the share price next determined after the Fund has received a redemption request. Redemption requests must be received before the close of trading on the NYSE (normally, 4:00 p.m. Eastern Time) in order to receive that day’s price. The Fund will normally mail a check the next business day after a redemption request is received, but in no event more than seven calendar days after a request is received. Redemption requests for payment by a method other than by check will typically be processed the next business day after a redemption request is received, but in no event more than seven calendar days after a request is received. If you are selling shares purchased
30

recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten days from your purchase date. Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested. The Fund typically expects to meet redemption requests through holdings of cash or cash equivalents and the sale of portfolio assets in both regular and stressed market conditions. Under unusual circumstances that make cash payments unwise and for the protection of existing shareholders, the Fund may meet redemption requests in-kind.
Shares of the Fund must be redeemed through your financial intermediary. A financial intermediary may charge a fee for this service.
Contingent Deferred Sales Charge
If Class A or Class C shares that are subject to a CDSC are redeemed, an investor may be assessed a CDSC. When an investor is subject to a CDSC, the Fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares owned for the longest period of time, unless requested otherwise. No CDSC is imposed on shares bought through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to FTP. The CDSC may be waived under certain special circumstances as described below.
Reduction or Elimination of Class A and Class C Contingent Deferred Sales Charge
Class A shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $250,000, a CDSC of 1% may be imposed on any redemption within 12 months of purchase. Class C shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C shares that are redeemed within 12 months of purchase (except in cases where the shareholder’s financial advisor agreed to waive the right to receive an advance of the first year’s distribution and service fee).
In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another First Trust non-ETF open-end fund. The holding period is calculated on a monthly basis and begins on the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. FTP receives the amount of any CDSC shareholders pay.
The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of the Fund’s shares subject to a sales charge are reinvested in shares of certain funds within a specified number of days; (vii) redemptions in connection with the exercise of the Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board of Trustees has determined may have material adverse consequences to the Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A shares could be purchased at net asset value without a sales charge; (x) redemptions of Class A or Class C shares if the proceeds are transferred to an account managed by an affiliated advisor and the advisor refunds the advanced service and distribution fees to FTP; and (xi) redemptions of Class C shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your advisor consents up front to receiving the appropriate service and distribution fee on the Class C shares on an ongoing basis instead of having the first year’s fees advanced by FTP. If the Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Fund will comply with the requirements of Rule 22d-1 under the 1940 Act.
In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without
31

penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59½, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59½; and (ii) for redemptions to satisfy required minimum distributions after age 72 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s First Trust IRA accounts).
Involuntary Redemption
From time to time, the Fund may establish minimum account size requirements. The Fund reserves the right to liquidate your account upon 30 days’ written notice if the value of your account falls below an established minimum. Accounts may be involuntarily redeemed when the value of the account falls below the minimum either because of redemptions or because of market action. The Fund has set a minimum balance of $250. You will not be assessed a CDSC on an involuntary redemption. This policy does not apply to retirement accounts.
From the time to time, certain dealers that do not have dealer agreements with the Fund’s principal underwriter, FTP, may purchase shares of the Fund. Upon 30 days’ written notice to such dealers, the Fund reserves the right to involuntarily redeem these accounts if a dealer agreement is not executed within the 30-day period. The account will not be assessed a CDSC on an involuntary redemption.
Redemptions In-Kind
The Fund generally pays redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the Fund may pay all or a portion of your redemption proceeds in securities or other Fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale. While the Fund does not intend to effect redemptions in-kind under normal circumstances, if the Fund does so, you may receive a pro-rata share of the Fund’s securities, individual securities held by the Fund, or a representative basket of securities in the Fund’s portfolio. See the SAI for additional information.
Medallion Signature Guarantee Program
Certain transactions, including establishing or modifying certain services such as changing bank information on an account, will require a signature guarantee or signature verification from a Medallion Signature Guarantee Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the Fund reserves the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.
A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor. Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.
Dividends, Distributions and Taxes
Dividends from net investment income, if any, are declared daily and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.
Unless you request otherwise, the Fund reinvests your dividends and capital gain distributions in additional Fund shares of the same class of shares with respect to which such dividends or distributions are paid. If you do not want your dividends and capital gain distributions reinvested in Fund shares in this manner, you may contact your financial advisor to request that your dividends and capital gain distributions be paid to you by check or deposited directly into your bank account. If adequate information is not received from a shareholder or its financial advisor to permit the Fund to direct reinvestment proceeds into the account from which they were paid, the Fund reserves the right to redirect such amounts into the appropriate account at a later date. For further information, contact your financial advisor.
32

Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.
As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.
Fund Status
The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.
Distributions
The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.
Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
Dividends Received Deduction
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.
Capital Gains and Losses
If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable income below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.
Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.
33

Sale of Shares
If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.
Treatment of Fund Expenses
Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. You may not be able to deduct some or all of these expenses.
Non-U.S. Tax Credit
Because the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.
Non-U.S. Investors
If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.
Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. This withholding tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
Distribution and Service Plan
FTP serves as the selling agent and distributor of the Fund’s shares. In this capacity, FTP manages the offering of the Fund’s shares and is responsible for all sales and promotional activities. In order to reimburse FTP for its costs in connection with these activities, including compensation paid to financial intermediaries, the Fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act. See “Share Classes” for a description of the distribution and service fees paid under this plan.
FTP receives a service fee for Class A and Class C shares to compensate financial intermediaries, including FTP, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. Under the plan, FTP receives a distribution fee for Class C shares for providing compensation to financial intermediaries, including FTP, in connection with the distribution of shares. These fees also compensate FTP for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term holders of Class C shares may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority Conduct Rules.
34

Other Payments to Financial Intermediaries
In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by FTP to financial intermediaries as previously described, First Trust or its affiliates may from time to time make additional payments, out of their own resources, to certain financial intermediaries that sell shares of First Trust Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of First Trust Mutual Fund shares and/or total assets of First Trust Mutual Funds held by the firm’s customers. The level of payments that First Trust is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into First Trust Mutual Funds, the firm’s level of participation in First Trust Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the First Trust Mutual Funds for which these payments are provided. First Trust or its affiliates may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which First Trust or its affiliates promotes its products and services. First Trust may also make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by First Trust under this category of services may be charged back to the Fund, subject to approval by the Board.
In connection with the availability of First Trust Mutual Funds within selected mutual fund no transaction fee institutional platforms and fee based wrap programs (together, “Platform Programs”) at certain financial intermediaries, First Trust or an affiliate also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to First Trust Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Mutual Funds out of Fund assets.
Net Asset Value
The net asset value is determined for each class of shares of the Fund as of the close of trading (normally 4:00 p.m., Eastern Time) on each day the NYSE is open for business. Net asset value for each class is calculated for the Fund by taking the market price of the Fund’s total assets attributable to such class, including interest or dividends accrued but not yet collected, less all liabilities attributable to such class, and dividing such amount by the total number of shares of the class outstanding. The result, rounded to the nearest cent, is the net asset value per share. Differences in net asset value of each class of the Fund’s shares are generally expected to be due to the daily expense accruals of the specified distribution and service fees and transfer agency costs applicable to such class of shares and the differential in the dividends that may be paid on each class of shares. All valuations are subject to review by the Board or its delegate.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value, in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”) are valued at the last sale price on the business day as of which such value is being determined. Securities listed on the Nasdaq or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on Nasdaq or the AIM, the securities are fair valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on Nasdaq and the AIM, are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at the closing bid price. Short-term investments that mature in less than 60 days when purchased are fair valued at amortized cost.
Bank loans in which the Fund invests are not listed on any securities exchange or board of trade. Bank loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Bank loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Bank loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may
35

play a greater role in valuation of Bank loans than for other types of securities. Typically, Bank loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over- the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Bank loans.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate, the Advisor’s Pricing Committee, at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Board and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre- established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of net asset value of each class of shares of the Fund or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from the current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. See the SAI for details.
Because foreign securities exchanges may be open on different days than the days during which an investor may purchase or sell shares of a Fund, the value of the Fund’s securities may change on days when investors are not able to purchase or sell shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rates in effect at the time of valuation.
Fixed income securities will be valued by the fund accounting agent using a pricing service. Fixed income securities with a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts. When price quotes are not available, fair market value is based on prices of comparable securities.
Repurchase agreements will be valued as follows: Overnight repurchase agreements will be fair valued at cost. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be fair valued by the pricing committee at the average of the bid quotations obtained daily from at least two recognized dealers.
Currency-linked notes, credit-linked notes, interest rate swaps, credit default swaps, and other similar instruments will be valued by the Fund by using a pricing service or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution. When price quotes are not available, fair market value is based on prices of comparable securities. Absent a material difference between the exit price for these instruments and the market rates for similar instruments, currency-linked notes, credit-linked notes, etc. will be valued at the exit price.
Fund Service Providers
The Bank of New York Mellon is the custodian, administrator and fund accounting agent for the Fund. BNY Mellon Investment Servicing (US) Inc. is the transfer agent for the Fund. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Fund.
Shareholder Inquiries
All inquiries regarding the Fund should be directed your financial advisor who can contact the Fund on your behalf by calling (888) 373-5776, or by mail to the Trust, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9788, Providence, Rhode Island 02940.
Frequent Trading and Market Timing
The Fund is intended for long-term investment and should not be used for excessive trading. Excessive trading in the Fund’s shares can disrupt portfolio management, lead to higher operating costs and cause other operating inefficiencies for the Fund. However, the Fund is also mindful that shareholders may have valid reasons for periodically purchasing and redeeming the Fund shares.
36

Accordingly, the Trust has adopted a Frequent Trading Policy that seeks to balance the Fund’s need to prevent excessive trading in Fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of the Fund’s shares.
The Trust’s Frequent Trading Policy generally limits an investor to two “round trip” trades within a 90-day period. A “round trip” is the purchase and subsequent redemption of the Fund’s shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely spaced transactions. The Trust may also suspend the trading privileges of any investor who makes a round trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts.
The Fund primarily receives share purchase and redemption orders through third party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the Fund only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the Fund. Despite the Fund’s efforts to detect and prevent frequent trading, the Fund may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. FTP, the Fund’s distributor, has entered into agreements with financial intermediaries that maintain omnibus accounts with the Fund’s transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with FTP in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the Fund through such accounts. Technical limitations in operational systems at such intermediaries or at FTP may also limit the Fund’s ability to detect and prevent frequent trading. In addition, the Trust may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the Trust’s Frequent Trading Policy and may be approved for use in instances where the Fund reasonably believes that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the Trust does not knowingly permit frequent trading, it cannot guarantee that it will be able to identify and restrict all frequent trading activity.
The Trust reserves the right in its sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if it determines that doing so would not harm the interests of the respective Fund’s shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The Trust may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.
The Trust reserves the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if it determines, in its sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to Fund shareholders. The Trust also reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, the Trust may refuse purchase orders if the Fund would be unable to invest the proceeds from the purchase order in accordance with the Fund’s investment policies and/or objective, or if the Fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the Trust’s Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the SAI.
Total Return Information
The information presented for the Fund is for the period indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by First Trust.
“Average annual total returns” represent the average annual change in the value of an investment over the period indicated. The return information shown under “Annual Total Return” in the Fund’s summary prospectus represents the average annual total returns of the Fund as of the calendar year end, while the information presented below is as of the Fund’s fiscal year end. The returns shown in the table below assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of shares of the Fund. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth
37

more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance does not predict future results.
First Trust Short Duration High Income Fund
Total Returns as of October 31, 2019
	Without Sales Charge			With Sales Charge			Inception
		Average Annual			Average Annual
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Class A	2.82%	3.25%	3.88%	-0.77%	2.52%	3.35%	11/1/2012
Class C	2.11%	2.49%	3.11%	1.12%	2.49%	3.11%	11/1/2012
Class I	3.13%	3.53%	4.15%	—	—	—	11/1/2012
38

Financial Highlights
The financial highlights table is intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single share of the Fund. The total returns represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report to Shareholders dated October 31, 2019 and is incorporated by reference in the Fund's SAI, which is available upon request.
First Trust Short Duration High Income Fund
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
Class A Shares	2019	2018	2017	2016	2015
Net asset value, beginning of period	$19.62	$20.00	$19.97	$19.83	$20.54
Income from investment operations:
Net investment income (loss) (a)	0.86	0.84	0.79	0.87	0.90
Net realized and unrealized gain (loss)	(0.32)	(0.33)	0.15	0.18	(0.77)
Total from investment operations	0.54	0.51	0.94	1.05	0.13
Distributions paid to shareholders from:
Net investment income	(0.85)	(0.87)	(0.91)	(0.91)	(0.80)
Net realized gain	—	—	—	—	(0.04)
Net Return of capital	—	(0.02)	—	—	—
Total distributions	(0.85)	(0.89)	(0.91)	(0.91)	(0.84)
Net asset value, end of period	$19.31	$19.62	$20.00	$19.97	$19.83
Total Return (b)	2.82%	2.61%	4.79%	5.47%	0.63%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$37,836	$57,982	$72,462	$55,640	$53,433
Ratio of total expenses to average net assets	1.23%	1.19%	1.21%	1.27%	1.26%
Ratio of net expenses to average net assets	1.23%	1.19%	1.26%(c)	1.27%(c)	1.25%
Ratio of net investment income (loss) to average net assets	4.39%	4.22%	3.96%	4.44%	4.43%
Portfolio turnover rate	37%	97%	100%	62%	58%
(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.50% or contingent deferred sales charge (CDSC). On purchases of $250,000 or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	Includes excise tax. If this excise tax expense was not included, the net expense ratio would have been 1.25%.
39

First Trust Short Duration High Income Fund
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
Class C Shares	2019	2018	2017	2016	2015
Net asset value, beginning of period	$19.60	$19.98	$19.95	$19.81	$20.52
Income from investment operations:
Net investment income (loss) (a)	0.71	0.69	0.64	0.72	0.75
Net realized and unrealized gain (loss)	(0.31)	(0.33)	0.15	0.18	(0.77)
Total from investment operations	0.40	0.36	0.79	0.90	(0.02)
Distributions paid to shareholders from:
Net investment income	(0.70)	(0.73)	(0.76)	(0.76)	(0.65)
Net realized gain	—	—	—	—	(0.04)
Net Return of capital	—	(0.01)	—	—	—
Total distributions	(0.70)	(0.74)	(0.76)	(0.76)	(0.69)
Net asset value, end of period	$19.30	$19.60	$19.98	$19.95	$19.81
Total Return (b)	2.11%	1.85%	4.01%	4.69%	(0.12)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$20,802	$23,625	$24,393	$23,841	$25,213
Ratio of total expenses to average net assets	1.98%	1.94%	1.96%	2.02%	2.01%
Ratio of net expenses to average net assets	1.98%	1.94%	2.01%(c)	2.02%(c)	2.00%
Ratio of net investment income (loss) to average net assets	3.68%	3.47%	3.20%	3.70%	3.68%
Portfolio turnover rate	37%	97%	100%	62%	58%
(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	Includes excise tax. If this excise tax expense was not included, the net expense ratio would have been 2.00%.
40

First Trust Short Duration High Income Fund
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
Class I Shares	2019	2018	2017	2016	2015
Net asset value, beginning of period	$19.63	$20.00	$19.97	$19.83	$20.54
Income from investment operations:
Net investment income (loss) (a)	0.91	0.89	0.85	0.92	0.95
Net realized and unrealized gain (loss)	(0.31)	(0.32)	0.14	0.18	(0.77)
Total from investment operations	0.60	0.57	0.99	1.10	0.18
Distributions paid to shareholders from:
Net investment income	(0.90)	(0.92)	(0.96)	(0.96)	(0.85)
Net realized gain	—	—	—	—	(0.04)
Net Return of capital	—	(0.02)	—	—	—
Total distributions	(0.90)	(0.94)	(0.96)	(0.96)	(0.89)
Net asset value, end of period	$19.33	$19.63	$20.00	$19.97	$19.83
Total Return (b)	3.13%	2.92%	5.06%	5.74%	0.88%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$101,163	$150,564	$139,015	$112,644	$103,655
Ratio of total expenses to average net assets	0.98%	0.94%	0.96%	1.02%	1.01%
Ratio of net expenses to average net assets	0.98%	0.94%	1.01%(c)	1.02%(c)	1.00%
Ratio of net investment income (loss) to average net assets	4.67%	4.47%	4.21%	4.69%	4.68%
Portfolio turnover rate.	37%	97%	100%	62%	58%
(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	Includes excise tax. If this excise tax expense was not included, the net expense ratio would have been 1.00%.
41

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

First Trust Short Duration High Income Fund
For More Information
For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Fund's policies and operation. Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund's performance during the last fiscal year. The Fund's most recent SAI, annual and semi-annual reports and certain other information are available free of charge by calling the Fund at (800) 621-1675, on the Fund's website at www.ftportfolios.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.
You may obtain this and other information regarding the Fund, including the SAI and the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the "SEC"). Information on the SEC’s website is free of charge. Visit the SEC’s online EDGAR database at www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C., or call the SEC at (202) 551-8090 for information on the Public Reference Room. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520 or by sending an electronic request to publicinfo@sec.gov.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(888) 373-5776
www.ftportfolios.com
SEC File #: 333-168727
811-22452

STATEMENT OF ADDITIONAL INFORMATION
Investment Company Act File No. 811-22452
First Trust Series Fund
FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND	TICKER SYMBOL
Class A	FOVAX
Class C	FOVCX
Class I	FOVIX
DATED MARCH 2, 2020
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated March 2, 2020, as it may be revised from time to time (the “Prospectus”), for First Trust/Confluence Small Cap Value Fund (the “Fund”), a series of First Trust Series Fund (the “Trust”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling toll free at (800) 621-1675.

The audited financial statements for the Fund's most recent fiscal year appear in the Fund's Annual Report to Shareholders dated October 31, 2019, which was filed with the Securities and Exchange Commission (the “SEC”) on January 8, 2020. The financial statements from the Annual Report are incorporated herein by reference. The Annual Report is available without charge by calling (800) 621-1675 or by visiting the SEC’s website at www.sec.gov.
i

General Description of the Trust and the Fund
The Trust was organized as a Massachusetts business trust on July 9, 2010 and is authorized to issue an unlimited number of shares in one or more series. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares in three series. This SAI relates to the Fund, which is a diversified series.
The Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies. The Fund is classified as a diversified investment company. The Fund may not in the future operate in a non-diversified manner without first obtaining shareholder approval.
The Board of Trustees of the Trust (the “Board,”“Board of Trustees” or “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.
The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.
Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between the Fund and another entity or the sale of all or substantially all of the Fund’s assets, or the termination of the Trust or the Fund without shareholder approval if the 1940 Act would not require such approval.
Each share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the share of that series will vote separately on such matter. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustee broad authority to approve reorganizations between the Fund and another entity or the sale of all or substantially all of the Fund’s assets, or the termination of the Trust or the Fund without shareholder approval if the 1940 Act would not require such approval.
The Declaration provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and to any By-laws adopted by the Trust. The Declaration provides that, except as set forth therein and authorized by the Trustees, shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust or the Fund with any service provider or other agent to or contractor with the Trust or the Fund including, without limitation, any third party beneficiary rights.
The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present.
The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.
The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund or as the Trustees may determine, and ownership of Fund
1

shares may be disclosed by the Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.
The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. In addition, the Declaration provides that actions that are derivative in nature may not be brought directly. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue The requested action was not a good faith exercise of their business judgment on behalf of the Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholder bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.
The provisions of the Declaration provide that any direct or derivative action commenced by a shareholder must be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”). Except as prohibited by applicable law, if a shareholder commences an applicable action in a court other than a Chosen Court without the consent of the Fund, then such shareholder may be obligated to reimburse the Fund and any applicable Trustee or officer of the Fund made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action. The Declaration also provides that any shareholder bringing an action against the Fund waives the right to trial by jury to the fullest extent permitted by law.
The Trust is not required to and does not intend to hold annual meetings of shareholders.
Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations.
The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust, for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, as lead independent Trustee or as audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
The Declaration further provides that no provision of the Declaration will restrict any shareholder rights expressly granted by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended or the 1940 Act, or any rule, regulation or order of the Securities Exchange Commission thereunder.
The Fund is advised by First Trust Advisors L.P. (the “Advisor” or “First Trust”) and sub-advised by Confluence Investment Management LLC (“Confluence” or the “Sub-Advisor”).
2

Investment Objective and Policies
The Prospectus describes the investment objective and policies of the Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.
The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:
(1)	The Fund may not issue senior securities, except as permitted under the 1940 Act.
(2)	The Fund may not borrow money, except as permissible under the 1940 Act.
(3)	The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities.
(4)	The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
(5)	The Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the Fund’s total assets.
(6)	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(7)	The Fund may not invest 25% or more of the value of its net assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
(8)	With respect to 75% of its total assets, the Fund may not purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing and at all times thereafter, the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33⅓% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.
Except for restriction (2) above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).
The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.
The Fund’s investment objective and the foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as
3

the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities.
Certain matters under the 1940 Act which must be submitted to a vote of the holders of the outstanding voting securities of a series or class, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series or class affected by such matter.
In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies and may be changed by the Board of Trustees.
Investment Strategies
The following information supplements the discussion of the Fund’s investment objective, policies and strategies that appears in the Prospectus.
The following information supplements the discussion of the Fund’s investment objective, policies and strategies that appear in the Fund’s Prospectus. The Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”) whereby the Fund, under normal market conditions, will invest at least 80% of its net assets (including investment borrowings) in equity securities of U.S. listed companies with small market capitalizations at the time of investment. Accordingly, if the market capitalization of a company included in Fund grows above “small cap,” the Fund shall not be required to sell such security. The Name Policy may be changed by the Board of Trustees without shareholder approval upon 60 days’ prior written notice.
Types of Investments
Delayed-Delivery Transactions. The Fund may from time to time purchase securities on a “when-issued” or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, the Fund does not remit payment to the issuer, no interest is accrued on debt securities and dividend income is not earned on equity securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of a decline in value of the Fund’s other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that net asset value will be adversely affected by purchases of securities in delayed-delivery transactions.
The Fund will earmark or maintain in a segregated account cash, U.S. government securities, and high-grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such earmarked or segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities earmarked or held in the segregated account as described above, sale of other securities, or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than the Fund’s payment obligation).
Although the Prospectus and this SAI describe certain permitted methods of segregating assets or otherwise “covering” certain transactions, such descriptions are not all-inclusive. The Fund may segregate against or cover such transactions using other methods permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder.
Fixed Income Investments and Cash Equivalents. Normally, the Fund invests substantially all of its assets to meet its investment objective. However, for temporary or defensive purposes, the Fund may invest in fixed income investments and cash equivalents in order to provide income, liquidity and to preserve capital.
Fixed income investments and cash equivalents held by the Fund may include, without limitation, the types of investments set forth below.
(1)	The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been
4

established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal National Mortgage Association (“FNMA”). In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.
(2)	The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.
(3)	The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
(4)	The Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties that are deemed by the Advisor to present acceptable credit risks. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
(5)	The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
5

(6)	The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The Fund’s portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may invest in commercial paper only if it has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by First Trust to be of comparable quality.
(7)	The Fund may invest in shares of money market funds, as consistent with its investment objective and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. It is possible for the Fund to lose money by investing in money market funds.
Illiquid Securities. The Fund may invest in illiquid securities (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For purposes of this restriction, illiquid securities may include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days, among others. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Advisor, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation under the Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act.
Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Advisor will report such occurrence to the Board of Trustees and take such steps as are deemed advisable to protect liquidity in accordance with the Fund’s liquidity risk management program.
Non-U.S. Investments. The Fund may invest in non-U.S. securities, which may include securities denominated in non-U.S. currencies. Non-U.S. debt securities in which the Fund may invest include debt securities issued or guaranteed by companies organized under the laws of countries other than the United States (including emerging markets), debt securities issued or guaranteed by foreign, national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supranational governmental entities such as the World Bank or European Union. Non-U.S. debt securities also include U.S. dollar-denominated debt obligations, such as “Yankee Dollar” obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign debt securities also may be traded on foreign securities exchanges or in OTC capital markets. The Fund’s non-U.S. investments may be denominated in currencies other than the U.S. dollar. To the extent the Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, the Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Fund is authorized to enter into various currency exchange transactions.
Investment Companies and Pooled Investment Vehicles. The Fund may invest in other pooled investment vehicles, including open-end or closed-end investment companies, other exchange-traded funds (“ETFs”) and business development
6

companies that invest primarily in securities of the types in which the Fund may invest directly. An ETF is a fund that holds a portfolio of securities and trades on a securities exchange and its shares may, at times, trade at a premium or discount to its net asset value. As a shareholder in a pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other pooled investment vehicles. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. Other pooled investment vehicles may be leveraged, and the net asset value and market value of their securities will therefore be more volatile and the yield to shareholders will tend to fluctuate more than the yield of unleveraged pooled investment vehicles.
Warrants. The Fund may invest in warrants. Warrants acquired by the Fund entitle it to buy common stock from the issuer at a specified price and time. They do not represent ownership of the securities but only the right to buy them. Warrants are subject to the same market risks as stocks, but may be more volatile in price. The Fund’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration date.
Hedging Strategies
General Description of Hedging Strategies
The Fund may engage in hedging activities. First Trust or the Fund’s Sub-Advisor may cause the Fund to utilize a variety of financial instruments, including options, forward contracts, futures contracts, options on futures contracts and shorting strategies and swap agreements to attempt to hedge the Fund’s holdings. The use of futures is not a part of a principal investment strategy of the Fund.
Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to “lock-in” realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the “CFTC”) and various state regulatory authorities. In addition, the Fund’s ability to use hedging instruments may be limited by tax considerations.
General Limitations on Futures and Options Transactions
The Fund limits its direct investments in futures, options on futures and swaps to the extent necessary for the Advisor to claim the exclusion from regulation as a “commodity pool operator” with respect to the Fund under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, the Fund limits its trading activity in futures, options on futures and swaps (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests: (i) aggregate initial margin and premiums required to establish its futures, options on futures and swap positions do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) aggregate net notional value of its futures, options on futures and swap positions does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.
The Advisor has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with respect to the Fund with the National Futures Association, the futures industry’s self-regulatory organization.
If First Trust were no longer able to claim the exclusion for the Fund, First Trust would be required to register as a “commodity pool operator,” and the Fund and First Trust would be subject to regulation under the Commodity Exchange Act (the “CEA”).
Asset Coverage for Futures and Options Positions
The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will earmark or set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a
7

segregated custodial account in the amount prescribed. Securities earmarked or held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.
Stock Index Options
The Fund may purchase stock index options, sell stock index options in order to close out existing positions, and/or write covered options on stock indices for hedging purposes. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the stock index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.
A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or the Value Line® Composite Index or a more narrow market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment. Options on stock indices are currently traded on the following exchanges: the Chicago Board Options Exchange, NYSE Amex Options, The Nasdaq Stock Market LLC (“Nasdaq”) and the Philadelphia Stock Exchange.
The Fund’s use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indices will be subject to the ability of the Sub-Advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities, which would result in a loss on both such securities and the options on stock indices acquired by the Fund.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.
Certain Considerations Regarding Options
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.
The writing and purchasing of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.
Futures Contracts
The Fund may enter into futures contracts, including index futures as a hedge against movements in the equity markets, in order to hedge against changes on securities held or intended to be acquired by the Fund or for other purposes permissible under the CEA. The Fund’s hedging may include sales of futures as an offset against the effect of expected declines in stock
8

prices and purchases of futures as an offset against the effect of expected increases in stock prices. The Fund will not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate futures exchanges in the United States are the Chicago Board of Trade and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.
An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.
Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate futures trading and to maintain the Fund’s open positions in futures contracts. A margin deposit is intended to ensure the Fund’s performance of the futures contract.
The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the futures contract being traded.
If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.
Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the future contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.
Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The day limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some investors to substantial losses.
There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline
9

in the Fund’s net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
A public market exists in futures contracts covering a number of indices, including but not limited to, the S&P 500 Index, the S&P 100 Index, the NASDAQ-100 Index®, the Value Line® Composite Index and the NYSE Composite Index®.
Options on Futures
The Fund may also purchase or write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.
The Fund may use options on futures contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indices. The purchase of put options on futures contracts is analogous to the purchase of puts on securities or indices so as to hedge the Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities that are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.
As with investments in futures contracts, the Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. The Fund will earmark or set aside in a segregated account at the Fund’s custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be earmarked or placed in the segregated account whenever the total value of the earmarked or segregated assets falls below the amount due on the underlying obligation.
The risks associated with the use of options on futures contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund’s successful use of options on futures contracts depends on the Advisor’s or Sub-Advisor’s ability to correctly predict the movement in prices of futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to the option. For additional information, see “Futures Contracts” above. Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading,” and other investment strategies might result in temporary price distortions.
Swap Agreements
A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include
10

exposure to a variety of different types of investments or market factors, such as interest rates, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.
Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.
Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.
A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will earmark assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will earmark assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.
Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.
Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.
Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in non-U.S. exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.
Credit Default Swaps. A credit default swap is similar to an insurance contract in that it provides the buyer with protection against specific risks. Most often, corporate bond investors buy credit default swaps for protection against a default by the issuer of the corporate bond, but these flexible instruments can be used in many ways to customize exposure to corporate credit. Credit default swap agreements can mitigate risks in bond investing by transferring a given risk from one party to another without transferring the underlying bond or other credit asset. In a credit default swap agreement, one party “sells” risk and the counterparty “buys” that risk. The “seller” of credit risk, who also tends to own the underlying credit asset, pays a periodic fee to the risk “buyer.” In return, the risk “buyer” agrees to pay the “seller” a set amount if there is a default, or a credit event.
11

The Fund’s use of credit default swap agreements exposes the Fund to additional risks, including but not limited to, the credit and liquidity risk of a counterparty. If the credit quality of any such counterparty deteriorates, such counterparty may default on its obligations to make payments under the swap agreement. The Fund may also be exposed to liquidity risk because the market for credit default swaps are relatively illiquid and the Fund will generally not be permitted to terminate or assign its credit default swaps without the consent of the related counterparty and accordingly may not be able to terminate or assign such credit default swaps in a timely fashion and for a fair price, potentially restricting its ability to take advantage of market opportunities.
Short Sales
The Fund may take short positions in securities, which are often referred to as “short sales.” A short sale is a sale of a security the Fund has borrowed, with the expectation that the security will underperform the market. To settle the short sale transaction, the Fund buys the same security at a later date and returns it to the lender of the security. The Fund makes money on a short position if the market price of the security goes down after the short sale or if the market price of the securities it buys with the proceeds of the short sale increases more than that of the security sold short. Conversely, if the price of the security sold short goes up after the short sale, the Fund loses money because it has to pay more to replace the borrowed security than it received when it sold the security short. Short-selling is considered “leverage” and may involve substantial risk.
Portfolio Turnover
The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is bought and sold during a year is known as the Fund’s portfolio turnover rate. A portfolio turnover rate of 100% would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal year. A high portfolio turnover rate could result in the payment by the Fund of increased brokerage costs, expenses and taxes. The portfolio turnover rates for the specified periods are set forth in the table below. Significant variations in portfolio turnover from year-to-year are generally the result of fluctuations in the size of the Fund or changes to the Fund’s portfolio holdings.
Portfolio Turnover Rate
Fiscal Year Ended October 31,
2019	2018
25%	35%
Investment Risks
The following risk disclosure supplements the discussion of the Fund’s investment risks that appears in the Prospectus.
Overview
An investment in the Fund should be made with an understanding of the risks that an investment in the Fund’s shares entails, including the risk that the financial condition of the issuers of the securities held by the Fund or the general condition of the securities market may worsen and the value of the securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in the Fund is not predictive of their future performance.
Common Stocks Risk
Equity securities are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.
12

Shareholders of common stocks of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by the Fund. The equity securities held in the Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund’s purchase and sale of the equity securities and other factors.
Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation, which are senior to those of common stockholders.
Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or have otherwise been settled. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation that are senior to those of common stockholders.
Derivatives Risk
The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, when the Fund invests in certain derivative securities, including, but not limited to, when-issued securities, forward commitments, futures contracts and interest rate swaps, the Fund is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Fund’s shares and can result in losses that exceed the amount originally invested. The success of the Sub-Advisor’s derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Certain specific risks associated with an investment in derivatives may include: market risk, credit risk, correlation risk, liquidity risk, legal risk and systemic or “interconnection” risk, as specified below.
(1)	Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio managers’ judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent
13

with the Fund’s objective, investment limitations and operating policies. In making such a judgment, the portfolio managers will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund’s overall investments and investment objective.
(2)	Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately negotiated or over-the-counter (“OTC”) derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that First Trust reasonably believes are capable of performing under the contract.
(3)	Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.
(4)	Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.
(5)	Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.
(6)	Systemic or “Interconnection” Risk. Systemic or “interconnection” risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.
14

Liquidity Risk
Whether or not the securities held by the Fund are listed on a securities exchange, the principal trading market for certain of the securities may be in the OTC market. As a result, the existence of a liquid trading market for such securities may depend on whether dealers will make a market in the securities. There can be no assurance that a market will be made for any of the securities, that any market for such securities will be maintained or that there will be sufficient liquidity of the securities in any markets made. The price at which such securities are held by the Fund will be adversely affected if trading markets for the securities are limited or absent.
Non-U.S. Securities Risk
An investment in non-U.S. securities involves risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non-U.S. investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.
Passive Foreign Investment Companies Risk
The Fund may invest in companies that are considered to be “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income. Therefore, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is distributed to its shareholders in a timely manner. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.
Real Estate Investment Trust (“REIT”) Risk
REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owners to provide adequate management, maintenance and insurance; the cost of complying with the Americans with Disabilities Act; increased competition from new properties; the impact of present or future environmental legislation and compliance with environmental laws; changes in real estate taxes and other operating expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions however will not generally qualify for favorable treatment as qualified dividend income.
Small Capitalization Companies
The Fund invests in small cap company stocks. While historically small cap company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small cap companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products that have recently been brought to market and may be dependent on key personnel.
The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small cap companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Fund which to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. The securities of small cap companies are often traded OTC and may not be traded in the volumes typical of a national securities exchange.
15

Management of the Fund
Trustees and Officers
The general supervision of the duties performed for the Fund under the investment management agreement and sub-advisory agreement is the responsibility of the Board of Trustees. There are five Trustees of the Trust, one of whom is an “interested person” (as the term is defined in the 1940 Act) and four of whom are Trustees who are not officers or employees of First Trust or any of its affiliates (“Independent Trustees”). The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Trust’s investment advisor and sub-advisors. The officers of the Trust manage its day-to-day operations and are responsible to the Board of Trustees. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an “interested person” (as that term is defined in the 1940 Act) (“Interested Trustee”) of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor to the Fund. The following table identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is c/o First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
TRUSTEE WHO IS AN INTERESTED PERSON OF THE TRUST
James A. Bowen (1) 1955	Chairman of the Board and Trustee	• Indefinite term • Since inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	172 Portfolios	None
INDEPENDENT TRUSTEES
Richard E. Erickson 1951	Trustee	• Indefinite term • Since inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	172 Portfolios	None
Thomas R. Kadlec 1957	Trustee	• Indefinite term • Since inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	172 Portfolios	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith 1956	Trustee	• Indefinite term • Since inception	President, Hibs Enterprises (Financial and Management Consulting)	172 Portfolios	Director of Trust Company of Illinois
Niel B. Nielson 1954	Trustee	• Indefinite term • Since inception	Senior Advisor (August 2018 to present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	172 Portfolios	None

16

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS OF THE TRUST
James M. Dykas 1966	President and Chief Executive Officer	• Indefinite term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
W. Scott Jardine 1960	Secretary and Chief Legal Officer	• Indefinite term • Since inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; and Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist 1970	Vice President	• Indefinite term • Since inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher 1966	Chief Compliance Officer and Assistant Secretary	• Indefinite term • Since January 2011 and since inception, respectively	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Donald P. Swade 1972	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin 1966	Vice President	• Indefinite term • Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor of the Fund.
Unitary Board Leadership Structure
Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee currently serves as a trustee of First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds with six portfolios advised by First Trust; First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund, First Trust Dynamic Europe Equity Income Fund, First Trust New Opportunities MLP & Energy Fund and First Trust Senior Floating Rate 2022 Target Term Fund, closed-end funds advised by First Trust; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, exchange-traded funds with 151 portfolios advised by First Trust (each a “First Trust Fund” and collectively, the “First Trust Fund Complex”). None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates.
The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Trust, on behalf of the Fund, and the Advisor, is the responsibility of the Board of Trustees. The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Fund's investment advisor, sub-advisor and other service providers. The officers of the Trust manage the day-to-day operations and are responsible to the Board. The Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee, James A. Bowen, serves as the Chairman of the Board for each fund in the First Trust Fund Complex.
The same five persons serve as Trustees on the Board and on the Boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust Funds, the Board of the First Trust Funds believes that maintaining
17

a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the Fund's business.
Annually, the Board reviews its governance structure and the committee structures, their performance and functions, and it reviews any processes that would enhance Board governance over the Fund's business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.
In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund's service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three-year term or until his or her successor is selected.
The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Fund's activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Dividend and Pricing Committee). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
The three Committee Chairmen and the Lead Independent Trustee rotate every three years in serving as Chairman of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee and immediately preceding Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.
The four standing committees of the First Trust Fund Complex are: the Executive Committee (and Dividend and Pricing Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust’s Declaration of Trust and By Laws. Such Committee is also responsible for the declaration and setting of dividends. Mr. Nielson, Mr. Bowen and Dr. Erickson are members of the Executive Committee. During the last fiscal year, the Executive Committee held two meetings.
The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. When a vacancy on the Board of Trustees occurs or is anticipated to occur and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to W. Scott Jardine, Secretary, at the Trust’s address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and to counsel to the Independent Trustees. During the last fiscal year, the Nominating and Governance Committee held four meetings.
18

The Valuation Committee is responsible for the oversight of the valuation procedures of the Fund (the "Valuation Procedures"), for determining the fair value of the Fund’s securities or other assets under certain circumstances as described in the Valuation Procedures and for evaluating the performance of any pricing service for the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the last fiscal year, the Valuation Committee held four meetings.
The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee. During the last fiscal year, the Audit Committee held seven meetings.
Executive Officers
The executive officers of the Trust hold the same positions with each fund in the First Trust Fund Complex (representing 172 portfolios) as they hold with the Trust, except Mr. Testin who is an executive officer of only the ETFs and open-end funds advised by First Trust.
Risk Oversight
As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk, including oversight of any sub-advisor, is performed primarily at the Board level in conjunction with the Advisor’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the committee level. The Advisor’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Fund's and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund's and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Fund’s major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust. The Valuation Committee monitors valuation risk and compliance with the Fund's Valuation Procedures and oversees the pricing services and actions by the Advisor’s Pricing Committee with respect to the valuation of portfolio securities.
Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Fund and its service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity).  There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.
Board Diversification and Trustee Qualifications
As described above, the Nominating and Governance Committee of the Board oversees matters related to the selection and nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocation, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Advisor, Sub-Advisor, underwriters or other service providers, including any affiliates of these entities.
19

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.
Richard E. Erickson, M.D., is an orthopedic surgeon. He also has been President of Wheaton Orthopedics, a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee (2008–2009 and 2017–2019) and on the Executive Committee (2008–2009 and 2017–present), Chairman of the Nominating and Governance Committee (2003–2007 and 2014–2016), Chairman of the Audit Committee (2012–2013) and Chairman of the Valuation Committee (June 2006–2007 and 2010–2011) of the First Trust Funds. He currently serves as Chairman of the Valuation Committee (since January 1, 2020) of the First Trust Funds.
Thomas R. Kadlec is President of ADM Investor Services Inc. (“ADMIS”), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company (“ADM”). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and served as a member of ADM’s Integrated Risk Committee from 2008–2018, which was tasked with the duty of implementing and communicating enterprise-wide risk management. In 2014, Mr. Kadlec was elected to the board of the Futures Industry Association. In 2017, Mr. Kadlec was elected to the board of the National Futures Association. Mr. Kadlec has served as a Trustee of each First Trust Fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 through 2005 (and 2014–2019) until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007 (and 2014–2016). He also served as Chairman of the Valuation Committee (2008–2009 and 2017–2019), Chairman of the Audit Committee (2010–2011) and Chairman of the Nominating and Governance Committee (2012–2013). He currently serves as Chairman of the Audit Committee (since January 1, 2020) of the First Trust Funds.
Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas; five years as President and COO of ServiceMaster Management Services; and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster’s expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008–2009 and 2017–2019), Chairman of the Nominating and Governance Committee (2010–2011) and Chairman of the Valuation Committee (2014–2016) of the First Trust Funds. He served as Lead Independent Trustee and on the Executive Committee (2012–2016) and currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2020) of the First Trust Funds.
Niel B. Nielson, Ph.D., has been the Senior Advisor of Pelita Harapan Educational Foundation, a global provider of educational products and services since August 2018. Prior thereto, Mr. Nielson served as the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation for three years. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from June 2012 through September 2014. Mr. Nielson formerly served as President of Covenant College (2002–2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996–1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. (“CRT”). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003–2006 and 2014–2016), Chairman of the Valuation Committee (2007–2008), Chairman of the Nominating and Governance Committee (2008–2009 and 2017–2019) and Lead Independent Trustee and a member of the Executive Committee (2010–2011). He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2020) of the First Trust Funds.
James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 35 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.
20

Effective January 1, 2020, the fixed annual retainer paid to the Independent Trustees is $255,000 per year and an annual per fund fee of $2,500 for each closed-end fund and actively managed fund, $750 for each defined outcome fund and $250 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex rather than being allocated pro rata based on each fund’s net assets. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Chairman of the Audit Committee or Valuation Committee are each paid $20,000 annually and the Chairman of the Nominating and Governance Committee is paid $10,000 annually to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Fund Complex based on its net assets.
The following table sets forth the compensation (including reimbursement for travel and out-of-pocket expenses) paid by the Fund and First Trust Fund Complex to each of the Independent Trustees for the fiscal year ended October 31, 2019 and the calendar year ended December 31, 2019, respectively. The Trust has no retirement or pension plans. The officers and Trustee who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by First Trust.
Name of Trustee	Total Compensation from the Fund (1)	Total Compensation from the First Trust Fund Complex (2)
Richard E. Erickson	$4,040	$458,125
Thomas R. Kadlec	$4,038	$451,450
Robert F. Keith	$4,039	$454,098
Niel B. Nielson	$4,035	$440,930
(1)	The compensation paid by the Fund to the Independent Trustees for the fiscal year ended October 31, 2019 for services to the Fund.
(2)	The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2019 for services to the 171 portfolios existing in 2019, which consisted of 7 open-end mutual funds, 15 closed-end funds and 149 exchange-traded funds.
The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2019:
Trustee	Dollar Range of Equity Securities in the Fund (Number of Shares Held)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the First Trust Fund Complex
Interested Trustee
James A. Bowen	None	Over $100,000
Independent Trustees
Richard E. Erickson	None	Over $100,000
Thomas R. Kadlec	None	Over $100,000
Robert F. Keith	None	Over $100,000
Niel B. Nielson	None	Over $100,000
As of December 31, 2019, the Independent Trustees of the Trust and their immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.
As of December 31, 2019, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.
The table set forth in Exhibit A shows the percentage ownership of each shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) who, as of January 31, 2020, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of the shares of the Fund (the “Principal Holders”). A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A party that controls the Fund may be able to significantly influence the outcome of any item presented to shareholders for approval.
21

Information as to the Principal Holders is based on the securities position listing reports as of January 31, 2020. The Fund does not have any knowledge of who the ultimate beneficiaries are of the shares.
Investment Advisor. First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities to the Fund subject to the policies of the Board of Trustees.
First Trust provides investment tools and portfolios for advisors and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.
First Trust acts as investment advisor for the Fund and also oversees the Sub-Advisor in the investment and reinvestment of the assets of the Fund. First Trust also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.
Pursuant to an investment management agreement between First Trust and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay First Trust an annual management fee equal to 1.00% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is included in the annual management fee.
The Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses. First Trust and the Sub-Advisor have agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.35% of average daily net assets of any class of shares of the Fund until February 28, 2021 (the “Expense Cap”), and then 1.70% from March 1, 2021 to February 28, 2030. Fees waived or expenses borne by the investment advisor and sub-advisor are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place.
Under the Investment Management Agreement, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement continues until two years after the initial issuance of Fund shares, and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to First Trust, or by First Trust on 60 days’ written notice to the Fund.
The following table sets forth the management fees (net of fee waivers and expense reimbursements, where applicable) paid by the Fund and the fees waived and expenses reimbursed by First Trust for the specified periods.
Amount of Management Fees (Net of Fee Waivers and Expense Reimbursements by First Trust)			Amount of Fees Waived and Expenses Reimbursed By First Trust
Fiscal Year Ended October 31,			Fiscal Year Ended October 31,
2019	2018	2017	2019	2018	2017
$0	$0	$0	$253,404	$218,185	$262,436
22

Sub-Advisor
Confluence Investment Management LLC acts as the Fund’s Sub-Advisor pursuant to a sub-advisory agreement with First Trust and the Trust on behalf of the Fund (the “Sub-Advisory Agreement”). Confluence is an SEC registered investment advisor with principal offices located at 20 Allen Avenue, St. Louis, Missouri 63119.
Investment professionals with Confluence have more than 200 years’ combined financial experience and 80 years’ of portfolio management experience. The value-oriented investment team formerly with A.G. Edwards has a track record dating back to 1994 and has more than $10.02 billion in assets under management and supervision as of January 31, 2020.
The core investment team is led by Mark Keller who has managed more than $8 billion of assets across various equity and asset allocation strategies while at A.G. Edwards. Confluence’s investment philosophy is driven by focused research and portfolio management to achieve long-term, risk-adjusted returns. Confluence employs a long-term, value-oriented, bottom-up approach to investing. Their proprietary investment research focuses on determining the intrinsic value of an investment opportunity. Through their research process, Confluence determines the intrinsic value of an investment opportunity and look to invest at a significant discount to intrinsic value, providing investments with a margin of safety.
Portfolio Managers. Mark Keller, Daniel Winter, Chris Stein and Thomas Dugan serve as the portfolio managers to the Fund. The portfolio managers are primarily responsible for the day-to-day management of the Fund.
•	Mark Keller, serves as Chief Executive Officer and Chief Investment Officer of Confluence. Mr. Keller has more than 30 years of investment experience, with a focus on value-oriented equity analysis and management. From 1994 to May 2008, he was the Chief Investment Officer of Gallatin Asset Management and its predecessor organization, A.G. Edwards Asset Management, the investment management arm of A.G. Edwards, Inc. From 1999 to 2008, Mr. Keller was Chairman of the A.G. Edwards Investment Strategy Committee, which set investment policy and established asset allocation models for the entire organization. Mr. Keller began his career with A.G. Edwards in 1978, serving as an equity analyst for the firm’s Securities Research Department from 1979 to 1994. During his last five years in Securities Research, Mr. Keller was Equity Strategist and manager of the firm’s Focus List. Mr. Keller was a founding member of the A.G. Edwards Investment Strategy Committee, on which he served over 20 years, the last 10 years of which as Chairman of the Committee. Mr. Keller was a Senior Vice President of A.G. Edwards & Sons and of Gallatin Asset Management, and was a member of the Board of Directors of both companies. Mr. Keller received a Bachelor of Arts from Wheaton College (Illinois) and is a CFA charterholder.
•	Daniel Winter, serves as Senior Vice President and Chief Investment Officer - Value Equity of Confluence. Prior to joining Confluence in May 2008, Mr. Winter served as a Portfolio Manager and Analyst with Gallatin Asset Management, the investment management arm of A.G. Edwards, Inc. While at Gallatin, Mr. Winter chaired the portfolio management team responsible for the firm’s six value-oriented equity strategies. His responsibilities also included directing the strategy implementation and trading execution for the equity portfolios. Additionally, Mr. Winter co-managed the First Trust/Gallatin Specialty Finance and Financial Opportunities Fund (NYSE: FGB) closed-end fund whose primary focus was on Business Development Companies. Mr. Winter also served as a portfolio manager for the Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio which were offered through variable annuities. He was also a member of the firm’s Allocation Advisor Committee which oversaw the A.G. Edwards exchange traded fund focused strategies. Prior to joining the firm’s Asset Management division in 1996, Mr. Winter served as a portfolio manager for A.G. Edwards Trust Company. Mr. Winter earned a Bachelor of Arts in business management from Eckerd College and a Master of Business Administration from Saint Louis University. Mr. Winter is a CFA charterholder.
•	Chris Stein serves as Vice President and Portfolio Manager of Confluence. Mr. Stein joined Confluence in August 2008. Previously, Mr. Stein served as a Portfolio Manager and Analyst with Gallatin Asset Management, the investment management arm of A.G. Edwards, Inc. Mr. Stein was part of the portfolio management team responsible for Gallatin's Large Cap Value, Small Cap Value, Equity Income, Value Opportunities and All Cap Global separately managed accounts. His analytical coverage was primarily focused on companies within the consumer discretionary sector. Additionally, Mr. Stein assisted the A.G. Edwards Trust Company in constructing and managing individual stock portfolios. Prior to joining the Asset Management division in 2001, Mr. Stein was an associate analyst covering the media and entertainment sector for A.G. Edwards' securities research. Prior to joining A.G. Edwards in 1998, he was a financial consultant with Renaissance Financial. Mr. Stein earned a Bachelor of Science in Accounting and a Bachelor of Science in Finance from the University of Dayton. Mr. Stein also received a Master of Business Administration from St. Louis University.
23

•	Thomas Dugan serves as Vice President and Portfolio Manager for Confluence. Prior to joining Confluence in 2008, Mr. Dugan served as an equity analyst with Gallatin Asset Management, the investment management arm of A.G. Edwards, Inc. Before joining Gallatin, Mr. Dugan was an equity analyst with Martin Capital Management in Elkhart, Indiana. Mr. Dugan graduated summa cum laude with a Bachelor of Science degree in business administration in finance and economics from Rockhurst University. He earned his Master of Business Administration degree from the Kelley School of Business at Indiana University and is a CFA charterholder.
The following table indicates, as of October 31, 2019, the value within the indicated range of shares beneficially owned by the portfolio managers in the Fund.
Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Fund Managed
Mark Keller	$100,001-$500,000
Daniel Winter	$10,001-$50,000
Chris Stein	$50,001-$100,000
Thomas Dugan	$10,001-$50,000
Compensation.    The portfolio managers are compensated with an industry competitive salary and a year-end discretionary bonus based on client service and asset growth. Each portfolio manager’s performance is formally evaluated annually based on a variety of factors. Bonus compensation is primarily a function of the firm’s overall annual profitability and the individual portfolio manager’s contribution as measured by the overall investment performance of client portfolios in the strategy the portfolio manager manages relative to the strategy’s general benchmark.
Accounts Managed by Portfolio Managers
The portfolio managers manage the investment vehicles (other than the Funds of the Trust) with the number of accounts and assets, as of the fiscal year ended October 31, 2019, set forth in the table below:
Portfolio Manager	Type of Account Managed	Number of Accounts	$ Assets	Number of Accounts with Performance Based Fees	Assets of Accounts with Performance Based Fees
Mark Keller
	Registered Investment Companies	1	$112,571,403	0	0
	Other Pooled Investment Vehicles	0	$0	0	0
	Other Accounts	19,269	$6,674,876,830	0	0
Daniel Winter
	Registered Investment Companies	1	$112,571,403	0	0
	Other Pooled Investment Vehicles	0	$0	0	0
	Other Accounts	18,486	$6,554,553,269	0	0
Chris Stein
	Registered Investment Companies	0	$0	0	0
	Other Pooled Investment Vehicles	0	$0	0	0
	Other Accounts	18,341	$6,360,216,686	0	0
Thomas Dugan
	Registered Investment Companies	0	$0	0	0
	Other Pooled Investment Vehicles	0	$0	0	0
	Other Accounts	18,341	$6,360,216,686	0	0
24

Conflicts. The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Advisor seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Advisor has adopted procedures for allocating portfolio transactions across multiple accounts.
With respect to securities transactions for the Fund, the Sub-Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Sub-Advisor acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.
The Sub-Advisor, the Advisor and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
The Sub-Advisory Agreement. The Sub-Advisor, subject to the Board of Trustees’ and Advisor’s supervision, provides the Fund with discretionary investment services. Specifically, the Sub-Advisor is responsible for managing the investments of the Fund in accordance with the Fund’s investment objective, policies and restrictions as provided in the Prospectus and this SAI, as may be subsequently changed by the Board of Trustees and communicated to the Sub-Advisor in writing. The Sub-Advisor further agrees to conform to all applicable laws and regulations of the SEC in all material respects and to conduct its activities under the Sub-Advisory Agreement in all material respects in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Advisor will, in all material respects satisfy any applicable fiduciary duties it may have to the Fund, monitor the Fund’s investments, and comply with the provisions of the Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objective, policies and restrictions of the Fund. The Sub-Advisor is responsible for effecting all security transactions for the Fund’s assets. The Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Advisor’s duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in performance of its duties under the Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.
Pursuant to the Sub-Advisory Agreement among the Advisor, the Sub-Advisor and the Trust on behalf of the Fund, the Advisor has agreed to pay for the services and facilities provided by the Sub-Advisor through sub-advisory fees equal to the annual rate of 0.50% of the average daily net assets of the Fund, subject to the Sub-Advisor's agreement to waive its fee and reimburse the Advisor for one half of any amount of fees waived or reimbursed under the Expense Cap. The Sub-Advisor’s fees are paid by the Advisor out of the Advisor’s management fee. The following table sets forth the sub-advisory fees paid to the Sub-Advisor by the Advisor (net of any applicable expense waivers or reimbursements) for the specified periods.
Amount of Sub-Advisory Fees
Fiscal Year Ended October 31,
2019	2018	2017
$0	$0	$0
The Sub-Advisory Agreement may be terminated without the payment of any penalty by First Trust, the Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days’ written notice to the Sub-Advisor.
25

All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement has been approved by the Board of Trustees, including a majority of the Independent Trustees of the Fund, and the common shareholders of the Fund.
Brokerage Allocations
The Sub-Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Sub-Advisor and First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to the Sub-Advisor and/or First Trust and its clients. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay markups on principal transactions. In selecting broker/dealers and in negotiating commissions, the Sub-Advisor and/or First Trust considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker/dealers who have assisted investors in the purchase of shares.
Section  28(e) of the 1934 Act permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Such brokerage and research services are often referred to as “soft dollars” or “commission sharing agreements.” Currently, First Trust does not use soft dollars or commission sharing agreements, but may do so in the future. The Sub-Advisor currently has commission share and soft dollar arrangements with certain brokers and dealers in compliance with Section 28(e) of the 1934 Act.
As an investment advisor, the Sub-Advisor has an obligation to seek best execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of the Sub-Advisor’s investment decisions for the benefit of its clients. Subject to the Sub-Advisor’s duty to seek best execution, the Sub-Advisor’s selection of brokers may be affected by its receipt of brokerage and research services.
The Sub-Advisor may use client commissions (i) to acquire third party research, including the eligible portion of certain “mixed use” research products, and (ii) for proprietary research provided by brokers participating in the execution process, including access to the brokers’ traders and analysts, access to conferences and company management, and the provision of market information.
When the Sub-Advisor receives research products and services in return for client brokerage, it relieves the Sub-Advisor of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to the Sub-Advisor to select a particular broker-dealer or electronic communication network that will provide it with research products or services.
However, the Sub-Advisor chooses those broker-dealers it believes are best able to provide the best combination of net price and execution in each transaction. The Sub-Advisor uses client brokerage from accounts managed by an investment team for research used by that team. Because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the Fund, generally will pay the same commission rate for trades and will share pro rata in the costs for the research, except for certain governmental clients that are subject to legal restrictions on the use of their commissions to pay for third-party research products and services (in which case the Sub-Advisor pays for such products and services from its own funds).
Notwithstanding the foregoing, in selecting brokers, the Sub-Advisor or First Trust may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Sub-Advisor or First Trust determines in good faith that the amount of such commissions is reasonable in relation
26

to the value of the research information and brokerage services provided by such broker to the Sub-Advisor, First Trust or the Trust. In addition, the Sub-Advisor and/or First Trust must determine that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Fund unless the Advisor or Sub-Advisor determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to First Trust under the Investment Management Agreement would not be reduced as a result of receipt by the Sub-Advisor of research services.
The Sub-Advisor and First Trust place portfolio transactions for other advisory accounts advised by them, and research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub-Advisor or First Trust in servicing all of its accounts; not all of such services may be used by the Sub-Advisor or First Trust in connection with the Fund. The Sub-Advisor and First Trust believe it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Sub-Advisor and First Trust believe such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Sub-Advisor and First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Sub-Advisor and First Trust are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.
Brokerage Commissions
The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the specified periods. Significant variations in the amount the Fund paid in brokerage commissions from year-to-year are generally the result of fluctuations in the size of the Fund or changes to the Fund’s portfolio holdings.
Aggregate Amount of Brokerage Commissions
Fiscal Year Ended October 31,
2019	2018	2017
$22,650	$16,855	$10,930
Administrator, Fund Accounting Agent, Custodian, Transfer Agent and Distributor
Administrator and Fund Accounting Agent. The Fund has appointed Brown Brothers Harriman & Co. (“BBH"), located at 50 Post Office Square, Boston, Massachusetts, 02110, to serve as the Fund’s administrator and provide the Fund with accounting services pursuant to a fund administration and accounting agreement (the “Administration and Accounting Services Agreement”). Under the Administration and Accounting Services Agreement, BBH is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Fund. BBH generally will assist in many aspects of the Trust’s and the Fund’s operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers), assist in preparing reports to shareholders or investors, prepare and file tax returns, supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities and supply supporting documentation for meetings of the Board.
Pursuant to the Administrative Agency Agreement, the Trust on behalf of the Fund has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.
Pursuant to the Administrative Agency Agreement, the Trust on behalf of the Fund has agreed to pay such compensation as is mutually agreed from time to time and such out-of-pocket expenses as incurred by BBH in the performance of its duties. The following table sets forth the amounts paid by the Fund to BBH under the Administrative Agency Agreement for the specified periods set forth below.
27

Aggregate Amount Paid to Administrator
Fiscal Year Ended October 31,
2019	2018	2017
$52,502	$52,502	$52,500
Custodian.     The Trust has appointed BBH to serve as the Fund's custodian pursuant to a custody agreement (the “Custody Agreement”). Pursuant to the terms of the Custody Agreement, BBH is generally responsible for the safekeeping of the Fund's assets and performing various other administrative duties set forth in the agreement.
Transfer Agent. BNY Mellon Investment Servicing (US) Inc. (“BNY”) serves as the Fund’s transfer agent pursuant to Transfer Agency and Shareholder Services Agreement. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. Its principal address is 301 Bellevue Parkway, Wilmington, Delaware 19810.
Shares of the Fund may be purchased through certain financial companies who are agents of the Fund for the limited purpose of completing purchases and sales. For services provided by such a company with respect to Fund shares held by that company on behalf of its customers pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement, the Fund may pay a fee to such financial service companies for record keeping and sub-accounting services provided to their customers.
Distributor. First Trust Portfolios L.P., an affiliate of First Trust, is the distributor (“FTP” or the “Distributor”) and principal underwriter of the shares of the Fund. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.
FTP serves as the principal underwriter of the shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Trust appointed FTP to be its agent for the distribution of the Fund’s shares on a continuous offering basis. FTP sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust for the Fund. Pursuant to the Distribution Agreement, FTP, at its own expense, finances certain activities incident to the sale and distribution of the Fund’s shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. FTP receives for its services the excess, if any, of the sales price of the Fund’s shares less the net asset value of those shares, and remits a majority or all of such amounts to the Dealers who sold the shares; FTP may act as such a Dealer. First Trust Portfolios also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Service Plan.” FTP receives any contingent deferred sales charges (“CDSCs”) imposed on redemptions of shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to FTP pursuant to the distribution plan.
The following table sets forth the amount of underwriting commissions paid by the Fund to the Distributor and the amount of compensation on redemptions and repurchases received by the Distributor for the specified periods.
Underwriting Commissions Retained by Distributor			Compensation on Redemptions and Repurchases
Fiscal Year Ended October 31,			Fiscal Year Ended October 31,
2019	2018	2017	2019	2018	2017
$5,490	$3,067	$3,667	$581	$301	$3,556
The Advisor may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares. The Advisor’s available resources to make these payments may include profits from advisory fees received from the Fund. The services the Advisor may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.
28

Additional Payments to Financial Intermediaries
First Trust or its affiliates may from time to time make payments, out of their own resources, to certain financial intermediaries that sell shares of First Trust mutual funds and ETFs (“First Trust Funds”) to promote the sales and retention of Fund shares by those firms and their customers.  The amounts of these payments vary by intermediary.  The level of payments that First Trust is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm’s total assets or Fund shares held in and recent net investments into First Trust Funds, (ii) the value of the assets invested in the First Trust Funds by the intermediary’s customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary’s reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm’s level of participation in First Trust Funds’ sales and marketing programs, (viii) the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and (ix) the asset class of the First Trust Funds for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.
First Trust may also make payments to certain intermediaries for certain administrative services and shareholder processing services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement.  All fees payable by First Trust under this category of services may be charged back to the Fund, subject to approval by the Board.
First Trust and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First Trust Funds or that make First Trust Fund shares available through certain selected Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset-based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary’s personnel about First Trust Funds in connection with shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments, if any, are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Funds out of Fund assets.
From time to time, First Trust and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the First Trust Funds, which may be in addition to marketing support and program servicing payments described above. For example, First Trust and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing the Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.
When not provided for in a marketing support or program servicing agreement, First Trust and/or its affiliates may also pay intermediaries for enabling First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending
29

upon the nature of the event. First Trust and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.
First Trust and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on various First Trust Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in First Trust Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by First Trust and/or its affiliates.
The amounts of payments referenced above made by First Trust and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the First Trust Funds to its customers. The intermediary may elevate the prominence or profile of the First Trust Funds within the intermediary’s organization by, for example, placing the First Trust Funds on a list of preferred or recommended funds and/or granting First Trust and/or its affiliates preferential or enhanced opportunities to promote the First Trust Funds in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount the Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus because they are not paid by the Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.
Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from First Trust and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.
Additional Information
Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.
DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities or certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
30

Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Proxy Voting Policies and Procedures
The Board of Trustees has delegated to Confluence the proxy voting responsibilities for the Fund and has directed Confluence to vote proxies consistent with the Fund’s best interests. Confluence’s Proxy Voting Policies and Procedures are set forth in Exhibit B.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request and without charge on the Fund’s website at www.ftportfolios.com, by calling (800) 621-1675 or by accessing the SEC’s website at www.sec.gov.
Portfolio Schedule.    The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. A semi-annual or annual report for the Fund will become available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of portfolio holdings (the “Disclosure Policy”). The purpose of the Disclosure Policy is to outline the Fund’s policies and procedures with respect to the disclosure of portfolio holdings in order to comply with SEC requirements.
A listing of the portfolio holdings of the Fund generally shall not be provided to any person, including any investor of the Fund, until such time as the portfolio holdings have been filed with the SEC on Form N-Q or Form N-CSR, as applicable, and posted on the Fund’s website. Any person, including any investor of the Fund that requests a listing of the Fund’s portfolio holdings, shall be provided with the portfolio holdings list most recently made publicly available pursuant to this Disclosure Policy (and/or portfolio holdings as of earlier periods that previously have been made publicly available, if requested).
Neither the Fund, the Advisor, the Sub-Advisor nor any other party shall receive any compensation whatsoever in connection with the disclosure of information about the Fund’s portfolio securities.
The Fund may on occasion release certain nonpublic portfolio information to selected parties if (i) the Trust’s CCO determines such disclosure is consistent with a legitimate business purpose of the Fund; and (ii) the recipient is subject to a duty of confidentiality with respect to the information, including a duty not to trade on the nonpublic information. In this connection, selective disclosure of portfolio holdings will be made on an ongoing basis in the normal course of investment and administrative operations to service providers, which, to the best of the Fund’s knowledge, include proxy voting services, fund administrators, fund accountants, custodians (including BBH) and transfer agents (including BNY), as well as their financial printers and mailing service (including GComm, Fitzgerald Marketing and Communications, LLC and Broadridge Financial Solutions, Inc.), performance attribution vendors (including Factset Research Systems), tracking agencies (including Lipper, Inc., Morningstar, Inc., Standard & Poor’s and Thomson Financial), accounting and auditing services (including Deloitte & Touche LLP) and legal counsel to the Fund, the Independent Trustees or investment advisor (including Vedder Price P.C. and Chapman and Cutler
31

LLP). All such third parties shall be bound by a Code of Ethics or similar insider trading policy or confidentiality agreement or duty prohibiting their use of any portfolio holdings information in an improper manner.
The Disclosure Policy will be monitored by the Trust’s CCO. Any violations of the Disclosure Policy will be reported by the Trust’s CCO to the Trust’s Board of Trustees at the next regularly scheduled board meeting.
These procedures were designed to ensure that disclosure of information about portfolio securities is in the best interests of the Fund, including the procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Fund’s Advisor; Sub-Advisor; Distributor; or any affiliated person of the Fund, the Advisor, or the principal underwriter, on the other.
Codes of Ethics. In order to mitigate the possibility that the Fund will be adversely affected by personal trading, the Trust, First Trust, the Sub-Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the CCO or his or her designee. These Codes of Ethics are on public file with, and are available from, the SEC.
Purchase and Redemption of Fund Shares
As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.
Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and service expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among the Fund’s classes of shares. There are no conversion, preemptive or other subscription rights.
Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.
The minimum initial investment is $2,500 per Fund share class ($750 for a Traditional/Roth IRA account, $500 for an Education IRA account and $250 for accounts opened through fee-based programs). Subsequent investments have a minimum of $50. There are no minimums for purchases or exchanges into the Fund through employer-sponsored retirement plans. Class I shares have a minimum investment of $1 million for certain investors. Class I shares are also available for purchase in minimum amounts of $250 or more for accounts of clients of financial intermediaries who charge an ongoing fee for advisory, investment, consulting or similar services (“wrap” accounts). The Fund reserves the right to reject purchase orders and to waive or increase the minimum investment requirements.
The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.
Shares will be registered in the name of the investor’s financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor’s behalf.
For more information on the procedure for purchasing shares of the Fund and on the special purchase programs available thereunder, see the sections entitled “Investment in Fund Shares” and “Account Services” in the Fund’s Prospectus.
32

The Fund does not issue share certificates.
Class A Shares
Class A shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus.
Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A shares also are subject to an annual service fee of 0.25%. See the section entitled “Distribution and Service Plans.” Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase on October 31, 2019 of Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.
First Trust/Confluence Small Cap Value Fund
Net Asset Value per Share	$30.95
Per Share Sales Charge—5.50% of public offering price	1.80
Per Share Offering Price to the Public	$32.75
The Fund receives the entire net asset value of all Class A shares that are sold.
Elimination of Up-Front Sales Charge on Class A Shares
Class A shares of the Fund may be purchased at net asset value without a sales charge by the following categories of investors:
•	investors purchasing $1,000,000 or more (FTP may pay financial intermediaries on Class A sales of $1 million and above up to 1.00% of the purchase amounts);
•	reinvestment of distributions from Class A Shares of the Fund;
•	officers, trustees and former trustees of the First Trust non-ETF open-end funds;
•	bona fide, full-time and retired employees of First Trust, and FTP, and subsidiaries thereof, or their immediate family members (“immediate family members” are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons-and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings);
•	any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;
•	bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;
•	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and
•	clients of investment advisors, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.
Intermediary-Defined Sales Charge Waiver Policies
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
33

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & Raymond James affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•	Shares purchased in an investment advisory program.
•	Shares purchased within the family of First Trust Mutual Funds through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the family of First Trust Mutual Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C shares available at Raymond James
•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•	Breakpoints as described in this prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Janney Montgomery Scott LLC (“Janney”)
Effective May 1, 2020, shareholders purchasing Fund shares through a Janney brokerage account, will only be eligible for the following load waivers (front-end sales load waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Any Class A shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund. You or your financial
34

advisor must notify FTP or the Fund’s transfer agent whenever you make a purchase of Class A shares of any Fund that you wish to be covered under these special sales charge waivers.
Class A shares of the Fund may be issued at net asset value without a sales charge in connection with the acquisition by the Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Fund.
The reduced sales charge programs may be modified or discontinued by the Fund at any time. For more information about the purchase of Class A shares or the reduced sales charge program, or to obtain the required application forms, call First Trust toll-free at (800) 621-1675.
Class C Shares
You may purchase Class C shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C shares are subject to an annual distribution fee of 0.75% to compensate FTP for paying your financial advisor an ongoing sales commission. Class C shares are also subject to an annual service fee of 0.25% to compensate financial intermediaries for providing you with ongoing financial advice and other account services. FTP compensates financial intermediaries for sales of Class C shares at the time of the sale at a rate of 1% of the amount of Class C shares purchased, which represents an advance of the first year’s distribution fee of 0.75% plus an advance on the first year’s annual service fee of 0.25%. See the section entitled “Distribution and Service Plan.” Purchase orders for shares on behalf of a single purchaser which equal or exceed $500,000 should be placed only for Class A shares, unless the purchase of another class of shares is determined to be suitable for the purchaser by the financial intermediary. It is the responsibility of the financial intermediary to review and approve as suitable purchases of Class C shares which equal or exceed this limit.
Automatic Conversion of Class C Shares to Class A Shares After 10-Year Holding Period. Beginning on March 1, 2019, Class C shares of the Fund that have been held for 10 years or more will automatically convert into Class A shares of the Fund and will be subject to Class A shares’ lower distribution and service (12b-1) fees. The conversion will occur on the basis of the relative net asset values of the two classes, meaning the value of your investment will not change, but the number of shares that you own may be higher or lower after the conversion.
After March 1, 2019, Class C shares of the Fund will convert automatically to Class A shares of the Fund on a monthly basis in the month of, or the month following, the 10-year anniversary of the Class C shares’ purchase date. Class C shares of the Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the conversion date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions.
Shareholders will not pay a sales charge, including a CDSC, upon the automatic conversion of their Class C shares to Class A shares. The automatic conversion of the Fund’s Class C shares into Class A shares after the 10-year holding period is not expected to be a taxable event for federal income tax purposes. Shareholders should consult with their tax advisor regarding the state and local tax consequences of such conversions.
Class C shares held through a financial intermediary in an omnibus account will be automatically converted into Class A shares only if the intermediary can document that the shareholder has met the required holding period. In certain circumstances, when shares are invested through retirement plans, omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares and the financial intermediary may not have the ability to track purchases to credit individual shareholders’ holding periods. This primarily occurs when shares are invested through certain record keepers for group retirement plans, where the intermediary cannot track share aging at the participant level. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. In these circumstances, it is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. In circumstances where a financial intermediary is unable to track or substantiate the holding period of a Class C shareholder, such shareholder will remain holding Class C shares and will be ineligible to have their shares converted to Class A pursuant to this automatic conversion program. Please consult with your financial intermediary about your shares’ eligibility for this conversion feature.
35

Also beginning on March 1, 2019, new accounts or plans may not be eligible to purchase Class C shares of the Fund if it is determined that the intermediary cannot track shareholder holding periods to determine whether a shareholder’s Class C shares are eligible for conversion to Class A shares. Accounts or plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before March 1, 2019, may continue to open accounts for new participants in that share class and purchase additional shares in existing participant accounts. The Fund has no responsibility for overseeing, monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion.
Customers of Raymond James (as defined below) may be eligible for an exchange of Class C Shares for Class A shares, less the applicable sales charge, shares after holding their Class C Shares for eight (8) years. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.
Reduction or Elimination of Class A and Class C Contingent Deferred Sales Charge
Class A shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, a CDSC of 1% may be imposed on any redemption within 12 months of purchase. Class C shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C shares that are redeemed within 12 months of purchase (except in cases where the shareholder’s financial advisor agreed to waive the right to receive an advance of the first year’s distribution and service fee).
In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another First Trust non-ETF open-end fund. The holding period is calculated on a monthly basis and begins on the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. FTP receives the amount of any CDSC shareholders pay.
The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of the Fund’s shares subject to a sales charge are reinvested in shares of certain funds within a specified number of days; (vii) redemptions in connection with the exercise of the Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board of Trustees has determined may have material adverse consequences to the Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A shares could be purchased at net asset value without a sales charge; (x) redemptions of Class A or Class C shares if the proceeds are transferred to an account managed by an affiliated advisor and the advisor refunds the advanced service and distribution fees to FTP; and (xi) redemptions of Class C shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your advisor consents up front to receiving the appropriate service and distribution fee on the Class C shares on an ongoing basis instead of having the first year’s fees advanced by FTP. If the Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Fund will comply with the requirements of Rule 22d-1 under the 1940 Act.
In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59½, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account:
36

(i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59½; and (ii) for redemptions to satisfy required minimum distributions after age 72 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s First Trust IRA accounts).
Class I Shares
Class I shares are available for purchases of $1 million or more directly from the Fund and for purchases using dividends and capital gains distributions on Class I shares. Class I shares may also be available for purchase in amounts of less than $1 million by the following categories of investors:
•	officers, trustees and former trustees of any First Trust non-ETF open-end fund and their immediate family members and officers, directors and former directors of any parent company of First Trust or FTP, affiliates and subsidiaries thereof and their immediate family members (“immediate family members” are defined as spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-laws, siblings, a sibling’s spouse and a spouse’s sibling);
•	certain employees, officers, directors and affiliates of the Sub-Advisor;
•	bona fide, full-time and retired employees of First Trust or FTP, and subsidiaries thereof, or their immediate family members;
•	any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;
(Any shares purchased by investors falling within any of the first three categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the applicable Fund.)
•	bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;
•	investors purchasing through a periodic fee or asset-based fee program which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with FTP;
•	fee paying clients of a registered investment advisor (“RIA”) who invest in First Trust non-ETF open-end funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company with which the RIA is not affiliated and which has not entered into an agreement with FTP; and
•	employer-sponsored retirement plans, except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans.
Class I shares are also available for purchase in minimum amounts of $250 or more for accounts of clients of financial intermediaries who charge an ongoing fee for advisory, investment, consulting or similar services (“wrap” accounts).
Class I shares may be available to investors that purchase shares through financial intermediaries that, acting as agents on behalf of their customers, directly impose on shareholders sales charges or transaction fees (i.e., commissions) determined by the financial intermediary related to the purchase of Class I shares. These charges and fees are not disclosed in the prospectus or statement of additional information. Such purchases are not subject to the Class I minimum purchase requirements disclosed in the prospectus or statement of additional information. Shares of the Fund are available in other share classes that have different fees and expenses.
If you are eligible to purchase either Class A, Class C or Class I shares without a sales charge at net asset value, you should be aware of the differences between these classes of shares. Class A and Class C shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I shares are not subject to a distribution or service fee and, consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A shares, Class C and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A and Class C shares.
37

Shareholder Programs
Exchange Privilege.    You may exchange shares of a class of the Fund for shares of the same class of any other First Trust non-ETF open-end fund with reciprocal exchange privileges, at net asset value without a sales charge, by either sending a written request to the Fund, c/o First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling First Trust toll free (888) 373-5776. You may also, under certain limited circumstances, exchange between certain classes of shares of the Fund if, after you purchased your shares, you became eligible to purchase a different class of shares; however, the Advisor, the Distributor or any of their affiliates may exchange between classes of shares of the Fund at any time. An exchange between classes of shares of the Fund may not be considered a taxable event; please consult your own tax advisor for further information. An exchange between classes of shares of the Fund may be done in writing to the address stated above.
If you exchange shares between different First Trust non-ETF open-end funds and your shares are subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares. If you exchange between classes of shares of the Fund and your original shares are subject to a CDSC, the CDSC will be assessed at the time of the exchange.
In addition, you may exchange Class I shares of the Fund for Class A shares of the Fund or Class A shares of either the First Trust Preferred Securities and Income Fund or First Trust Short Duration High Income Fund, each a series of the Trust, without a sales charge if the current net asset value of those Class I shares is at least $5,000 or you already own Class A shares of the Fund or other series of the Trust.
The shares to be purchased through an exchange must be offered in your state of residence. The total value of exchanged shares must at least equal the minimum investment requirement of the First Trust non-ETF open-end fund being purchased. For federal income tax purposes, an exchange between different First Trust non-ETF open-end funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the First Trust non-ETF open-end fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. The exchange privilege may be modified or discontinued by the Fund at any time.
The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See the section entitled “Frequent Trading Policy” below.
Reinstatement Privilege.    If you redeemed Class A or Class C shares of the Fund or any other First Trust non-ETF open-end fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.
Suspension of Right of Redemption.    The Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the SEC so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the SEC by order may permit for protection of Fund shareholders.
Redemption In-Kind.    The Fund has reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Fund have no present intention to redeem in-kind.
38

Frequent Trading Policy
The Fund is intended as a long-term investment and not as a short-term trading vehicle. At the same time, the Fund recognizes the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. The Trust has adopted the following frequent trading policy (the “Frequent Trading Policy” or the “Policy”) that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.
1.	Definition of Round Trip. A “Round Trip” trade is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.
2.	Round Trip Trade Limitations. The Trust limits the frequency of Round Trip trades that may be placed in the Fund. Subject to certain exceptions noted below, the Fund limits an investor to two Round Trips per trailing 90-day period and may also restrict the trading privileges of an investor who makes a Round Trip within a 30-day period where the purchase and redemption are of substantially similar dollar amounts.
3.	Enforcement. Trades placed in violation of the foregoing policies are subject to rejection or cancellation by the Trust. The Trust may also bar an investor (and/or an investor’s financial advisor) who has violated these policies from opening new accounts with the Fund and may restrict the investor’s existing account(s) to redemptions only. The Trust reserves the right, in its sole discretion, to (a) interpret the terms and application of this Policy, (b) waive unintentional or minor violations (including transactions below certain minimum thresholds) if it determines that doing so does not harm the interests of Fund Shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.
The Trust reserves the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if it determines, in its sole discretion that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Fund. The Trust may modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.
The ability of the Trust to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Trust’s Frequent Trading Policy. In addition, the Trust may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Trust believes that the policy is reasonably designed to prevent market timing that is detrimental to the Fund. Such policy may be more or less restrictive than the Trust’s Policy. The Trust cannot ensure that these financial intermediaries will in all cases apply the Trust’s policy or their own policies, as the case may be, to accounts under their control.
The CCO is authorized to set and modify the above-described parameters at any time as required to prevent adverse impact of frequent trading activity on Fund shareholders.
Exclusions from the Frequent Trading Policy
As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Trust confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the Fund shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of Fund shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law or Fund Policy; (viii) redemptions in connection with a payment of account or plan fees; (ix) redemptions or exchanges by any “fund of funds” advised by First Trust; and (x) redemptions in connection with the exercise of the Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board has determined may have material adverse consequences to the shareholders of the Fund.
39

In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59½; (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination, transfer to another employer’s plan or IRA or changes in a plan’s recordkeeper; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59½; and (ii) redemptions to satisfy required minimum distributions after age 72 from an IRA account.
General Matters
The Fund may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity securities, equity and debt securities, or equity and municipal securities.
To help advisors and investors better understand and more efficiently use the Fund to reach their investment goals, the Fund may advertise and create specific investment programs and systems. For example, this may include information on how to use the Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. The Fund may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Fund to meet these and other specific investor needs.
The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Fund’s net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day’s share price; orders accepted after the close of trading will receive the next business day’s share price.
Distribution and Service Plan
The Fund has adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which provides that Class C shares are subject to an annual distribution fee, and that Class A and Class C shares are subject to an annual service fee. Class I shares are not subject to either distribution or service fees.
The distribution fee applicable to Class C shares under the Fund’s Plan will be payable to compensate FTP for services and expenses incurred in connection with the distribution of Class C shares. These expenses include payments to financial intermediaries, including FTP, who are brokers of record with respect to the Class C shares, as well as, without limitation, expenses of printing and distributing Prospectuses to persons other than current shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class C, certain other expenses associated with the distribution of Class C shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.
The Fund incurred 12b-1 fees pursuant to the Plan in the amounts set forth in the table below. 12b-1 fees are calculated and accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine. As noted above, no 12b-1 fees are paid with respect to Class I shares. For the period below, substantially all of the 12b-1 service fees on Class A shares were paid out as compensation to financial intermediaries for providing services to shareholders relating to their investments. To compensate for commissions advanced to financial intermediaries, substantially all 12b-1 fees on Class C shares during the first year following a purchase are retained by the Distributor. After the first year following a purchase, 12b-1 fees on Class C shares are paid to financial intermediaries.
40

12b-1 Fees Incurred by the Fund
Class	Fiscal Year Ended October 31, 2019
Class A	$18,941
Class C	$30,415
Class I	N/A
The service fee applicable to Class A and Class C shares under the Fund’s Plan will be payable to financial intermediaries in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.
The Fund may pay up to 0.25 of 1% per year of the average daily net assets of Class A shares as a service fee under the Plan as applicable to Class A shares. The Fund may pay up to 0.25 of 1% per year of the average daily net assets of Class C shares as a service fee and up to 0.75 of 1% per year of the average daily net assets of Class C shares under the Plan as applicable to Class C shares as a distribution fee. The distribution fees applicable to Class C shares constitute asset-based sales charges whose purpose is the same as an up-front sales charge.
Under the Fund’s Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the Independent Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the Independent Trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the Independent Trustees of the Trust will be committed to the discretion of the Independent Trustees then in office
Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service (the “IRS”) could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.
As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.
The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).
To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable
41

year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.
As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.
Distributions
Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances. The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend, which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend. Some portion of the ordinary income distributions that are attributable to dividends received by the Fund from shares in certain real estate investment trusts may be designated by the Fund as eligible for a deduction for qualified business income, provided certain holding period requirements are satisfied.
Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying
42

dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.
Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.
Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.
Sale or Exchange of Fund Shares
Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.
Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.
Nature of Fund’s Investments
Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.
Futures Contracts and Options
The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.
Investments In Certain Non-U.S. Corporations
If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election
43

that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.
Backup Withholding
The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.
Non-U.S. Shareholders
U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.
In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is a resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner.  This withholding tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.
Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source
44

income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.
Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. In addition, capital gain distributions attributable to gain from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.
Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
Capital Loss Carry-forward
Under the Regulated Investment Company Modernization Act of 2010, net capital losses of the Fund incurred in taxable years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. To the extent that these loss carry-forwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. As of October 31, 2019, the Fund had net capital losses for federal income tax purposes shown in the table below. The Fund is subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations generally apply when there has been a 50% change in ownership.
Total Non-Expiring Capital Loss Available
$34,477
Other Taxation
Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
Determination of Net Asset Value
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”
The per-share net asset value of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Under normal circumstances, daily calculation of the net asset value will utilize the last closing sale price of each security held by the Fund at the close of the market on which such security is principally listed. In determining net asset value, portfolio securities for the Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:
(1)	Common stocks and other equity securities listed on any national or foreign exchange other than Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last sale price on the exchange on which they are principally traded, or the official closing price for Nasdaq and AIM securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the Business Day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
45

(2)	Shares of open-end funds are valued at fair value which is based on NAV per share.
(3)	Securities traded in the OTC market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
(4)	Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. OTC options and futures contracts are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at their closing bid price.
(5)	Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the 30, 60, 90 and 180-day forward rates provided by a pricing service or by certain independent dealers in such contracts.
In addition, the following types of securities will be fair valued by the Fund accounting agent as follows:
(1)	Fixed-income securities, convertible securities, interest rate swaps, credit default swaps, total return swaps, currency swaps, currency-linked notes, credit-linked notes and other similar instruments will be fair valued using a pricing service.
(2)	Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
(i)	the credit conditions in the relevant market and changes thereto;
(ii)	the liquidity conditions in the relevant market and changes thereto;
(iii)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
(iv)	issuer-specific conditions (such as significant credit deterioration); and
(v)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
(3)	Repurchase agreements will be valued as follows. Overnight repurchase agreements will be fair valued at amortized cost when it represents the best estimate of fair value. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be fair valued by the Advisor’s Pricing Committee at the average of the bid quotations obtained daily from at least two recognized dealers.
If the Advisor’s Pricing Committee has reason to question the accuracy or reliability of a price supplied or the use of the amortized cost methodology, the Advisor’s Pricing Committee shall determine if “it needs to fair value” such portfolio security pursuant to established valuation procedures. From time to time, the Advisor’s Pricing Committee will request that the Fund accounting agent submit price challenges to a pricing service, usually in response to any updated broker prices received.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or is likely to make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. Fair value prices represent any prices not considered market value prices and are
46

either obtained from a pricing service or are determined by the Advisor’s Pricing Committee. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from pricing services. If no market price or official close price is available from either a pricing service or no quotations are available from one or more brokers or if the Advisor’s Pricing Committee has reason to question the reliability or accuracy of a price supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market prices/quotations are not readily available will be determined by the Advisor’s Pricing Committee in a manner that most appropriately reflects fair market value of the security on the valuation date, based on a consideration of all available information. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange.
Because foreign markets may be open on different days than the days during which a shareholder may purchase the shares of the Fund, the value of the Fund’s investments may change on the days when shareholders are not able to purchase the shares of the Fund. For foreign securities, if an extraordinary market event occurs between the time the last “current” market quotation is available for a security in the Fund’s portfolio and the time the Fund’s net asset value is determined and calls into doubt whether that earlier market quotation represents fair value at the time the Fund’s net asset value is determined, the Fund accounting agent will immediately notify the Advisor’s Pricing Committee and the Advisor’s Pricing Committee shall determine the fair valuation. For foreign securities, the Advisor’s Pricing Committee may seek to determine the “fair value” of such securities by retaining a pricing service to determine the value of the securities.
Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.
Dividends and Distributions
Dividend Reinvestment Service.    Unless you request otherwise, the Fund reinvests your dividends and capital gain distributions in additional Fund shares of the same class of shares with respect to which such dividends or distributions are paid. If you do not want your dividends and capital gain distributions reinvested in Fund shares in this manner, you may contact your financial advisor to request that your dividends and capital gain distributions be paid to you by check or deposited directly into your bank account. If adequate information is not received from a shareholder or its financial advisor to permit the Fund to direct reinvestment proceeds into the account from which they were paid, the Fund reserves the right to redirect such amounts into the appropriate account at a later date. For further information, contact your financial advisor or call First Trust Funds at (800) 621-1675.
Miscellaneous Information
Counsel.     Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is counsel to the Trust.
Independent Registered Public Accounting Firm.    Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the Fund's independent registered public accounting firm. The firm audits the Fund's financial statements and performs other related audit services.
Financial Statements
The audited financial statements and notes thereto for the Fund, contained in the Annual Report to Shareholders dated October 31, 2019, are incorporated by reference into this Statement of Additional Information and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report also appears in the Annual Report and are also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. The Annual Report is available without charge by calling (800) 621-1675 or by visiting the SEC's website at www.sec.gov.
47

Exhibit A—Principal Holders Table
NAME OF BENEFICIAL OWNER	% OF OUTSTANDING SHARES OWNED
FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
CLASS A
Pershing LLC	25.67%
Charles Schwab & Co Inc.	21.76%
Stifel Nicolaus & Company Inc.	17.07%
Cetera Investment Services LLC	15.07%
CLASS C
Stifel Nicolaus & Company Inc.	58.81%
Raymond James & Associates Inc.	22.50%
LPL Financial Corporation	6.40%
Morgan Stanley Smith Barney LLC	5.82%
CLASS I
Morgan Stanley Smith Barney LLC	39.93%
Raymond James & Associates Inc.	25.15%
National Financial Services LLC	17.32%
Charles Schwab & Co Inc.	13.20%
(1)	Cetera Investment Services LLC: 400 1st Street South Suite 300, St. Cloud, Minnesota 56301
(2)	Charles Schwab & Co Inc.: 2423 E. Lincoln Drive, Phoenix, Arizona 85016
(3)	LPL Financial Corporation: 1055 LPL Way, Fort Mill, South Carolina 29715
(4)	Morgan Stanley Smith Barney LLC: 1300 Thames Street 6th Floor, Baltimore, Maryland 21231
(5)	National Financial Services LLC: 499 Washington Boulevard, Jersey City, New Jersey 07310
(6)	Pershing LLC: One Pershing Plaza, Jersey City, New Jersey 07399
(7)	Raymond James & Associates Inc.: 880 Carillon Parkway, St. Petersburg, FL 33716
(8)	Stifel Nicolaus & Company Inc.: 200 Regency Forest Drive, Cary, North Carolina 27518
A-1

Exhibit B—Proxy Voting Guidelines
CONFLUENCE INVESTMENT MANAGEMENT LLC
Proxy Voting Policy
1.	Introduction
As a registered investment adviser, Confluence Investment Management LLC (“Confluence”) has a fiduciary duty to act solely in the best interests of its clients. If the client is a registered investment company under the Investment Company Act of 1940 or the client requests Confluence to do so in writing, Confluence will vote proxy materials for its clients.
In cases where the discretionary client has delegated proxy voting responsibility and authority to Confluence, Confluence has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client. In situations where Confluence accepts such delegation and agrees to vote proxies, Confluence will do so in accordance with these Policies and Procedures. Confluence may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve Confluence of its responsibilities hereunder and Confluence shall retain final authority and fiduciary responsibility for such proxy voting.
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.
2.	Voting Guidelines
Confluence has adopted the Broadridge Proxy Policies and Insights Shareholder Value (“Proxy Policies and Insights”) to determine how each issue on proxy ballots is to be voted. The Proxy Policies and Insights is incorporated herein by this reference, and a copy of the Proxy Policies and Insights, as may be revised from time to time, is maintained with Confluence’s proxy voting policy.
The Proxy Policies and Insights seeks to maximize shareholder value in proxy voting. While the Proxy Policies and Insights is created using voting trends of the top 10 fund families that also seek to maximize shareholder value, Confluence seeks to review the template no less frequently than annually (and make revisions when necessary) to better enhance the shareholder’s value maximization objective. Proxy statements will be voted in accordance with this template unless:
•	Confluence determines it has a conflict,
•	Confluence investment team determines there is a valid reason not to follow the Proxy Policies and Insights recommendation, or
•	No recommendation is provided by the Proxy Policies and Insights, in which case Confluence will independently determine how a particular issue is to be voted and will document that determination for the record.
In the event proxy ballots are received with respect to debt securities, Confluence will vote on a case by case basis in a manner it believes to be in the best economic interest of clients.
Any decision to override the PPI on a particular ballot issue must receive approval by the relevant CIO or his/her delegate (typically a Director of Research). The reason for not following the Proxy Policies and Insights must be documented for recordkeeping purposes.
Confluence may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions) or if a determination is made that not voting is in the best interest of the client.
3.	Responsibility
Confluence utilizes Broadridge Financial Solutions, Inc. (“Broadridge”), an outsourcing provider to the global financial services industry, to coordinate, process, manage and maintain electronic records of Confluence proxy votes.
B-1

Confluence has adopted the Broadridge Proxy Policy and Insights. It is the responsibility of the Proxy Committee to at least annually, review the Proxy Policies and Insights for continued relevancy. Confluence is responsible for responding to any corporate actions as well as address any proxy ballot issues for which a recommendation is not provided by Proxy Policy and Insights.
Confluence compliance is responsible for maintaining this policy, reviewing it at least annually, and updating it as required.
All client accounts are to be directed to Broadridge in order for proxy ballots to be listed and voted on Broadridge’s Proxy Edge system. Occasionally, however, proxy ballots are forwarded directly to Confluence, which must then vote the proxy ballots independent of the Proxy Edge system. Confluence is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.
4.	Registered Investment Companies
In cases in which the client is a registered investment company under the Investment Company Act of 1940 and the client delegates proxy voting, Confluence will vote proxies pursuant to this policy. Where Confluence acts as a sub-adviser of a closed-end fund that invests in other investment company securities, Confluence (as required) will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e. “echo vote” or “mirror vote”), unless otherwise required by law. When required by law, Confluence will also echo vote proxies of securities in unaffiliated investment vehicles. For example, section 12(d)(1)(F) of the Investment Company Act of 1940 requires echo voting of registered investment companies that sub-advise or manage securities of other registered investment companies.
5.	Conflicts of Interest
In the event an employee determines that Confluence has a conflict of interest due to, for example, a relationship with a company or an affiliate of a company, or for any other reason which could influence the advice given, the employee will advise the Chief Compliance Officer and the Proxy Committee, and the Proxy Committee will decide whether Confluence should either (1) disclose to the client the conflict to enable the client to evaluate the advice in light of the conflict or (2) disclose to the client the conflict and decline to provide the advice.
Confluence shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if one or more members of the Confluence Investment Committee (on which the Chief Investment Officer is a member) knows or should have known of the conflict. Confluence is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:
•	A principal of Confluence or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.
•	An immediate family member of a principal of Confluence or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.
•	Confluence or any affiliate holds a material ownership interest in the portfolio company.
This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to Confluence’s Chief Compliance Officer.
If a material conflict is identified, Confluence management may (i) disclose the potential conflict to the client and obtain consent; or (ii) establish an ethical wall or other informational barriers between the person(s) that are involved in the conflict and the persons making the voting decisions.
Confluence will resolve identified conflicts of interest in the best interest of the client.
6.	Oversight of Third Parties
Annually, the Proxy Policies and Insights will be reviewed by the Proxy Committee. Annually, Confluence compliance will request documents necessary to evaluate Broadridge’s continuing ability to adequately provide services to Confluence and its clients (e.g. SOC-1 report).
Confluence will perform periodic review of Broadridge through reports available on the Broadridge Proxy Edge site.
B-2

7.	Client Requests for Information
All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Confluence compliance. Confluence compliance will prepare a written response to the client with the information requested.
8.	Disclosure
•	Confluence will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Confluence voted client’s proxies;
•	Confluence will also disclose how clients may obtain a copy of the firm’s proxy voting policies and procedures, however Confluence will not disclose how proxies were voted to third-party non-clients, and;
•	Confluence shall make known its proxy voting policy in its advisory agreement or along with its advisory agreement.
9.	Recordkeeping
The Chief Compliance Officer or his/her designate is responsible for maintaining the following records, however Confluence may rely on its third-party service provider to retain certain records:
•	proxy voting policies and procedures;
•	proxy statements (provided, however, that Confluence may rely on the Securities and Exchange Commission’s EDGAR system if the issuer filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided Confluence with a copy of the proxy statement promptly upon request);
•	records of electronic votes cast and abstentions; and
•	any records prepared by Confluence that were material to a proxy voting decision or that memorialized a decision.

Policy:
Revised: 2019-12-31
B-3

STATEMENT OF ADDITIONAL INFORMATION
Investment Company Act File No. 811-22452
First Trust Series Fund
FIRST TRUST PREFERRED SECURITIES AND INCOME FUND	TICKER SYMBOL
Class A	FPEAX
Class C	FPECX
Class F	FPEFX
Class I	FPEIX
Class R3	FPERX
DATED MARCH 2, 2020
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated March 2, 2020, as it may be revised from time to time (the “Prospectus”), for First Trust Preferred Securities and Income Fund (the “Fund”), a series of First Trust Series Fund (the “Trust”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling toll free at (800) 621-1675.

The audited financial statements for the Fund's most recent fiscal year appear in the Fund's Annual Report to Shareholders dated October 31, 2019, which was filed with the Securities and Exchange Commission (the “SEC”) on January 8, 2020. The financial statements from the Annual Report are incorporated herein by reference. The Annual Report is available without charge by calling (800) 621-1675 or by visiting the SEC’s website at www.sec.gov.
i

General Description of the Trust and the Fund
The Trust was organized as a Massachusetts business trust on July 9, 2010 and is authorized to issue an unlimited number of shares in one or more series. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares in three series. This SAI relates to the Fund, which is a diversified series.
The Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies. The Fund is classified as a diversified investment company. The Fund may not in the future operate in a non-diversified manner without first obtaining shareholder approval.
The Board of Trustees of the Trust (the “Board,” “Board of Trustees” or “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.
The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.
Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between the Fund and another entity or the sale of all or substantially all of the Fund's assets, or the termination of the Trust or the Fund without shareholder approval if the 1940 Act would not require such approval.
The Declaration provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and to any By-laws adopted by the Trust. The Declaration provides that, except as set forth therein and authorized by the Trustees, shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust or the Fund with any service provider or other agent to or contractor with the Trust or the Fund including, without limitation, any third party beneficiary rights.
The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.
The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.
The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. In addition, the Declaration provides that actions that are derivative in nature may not be brought directly. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholder bringing the action may be responsible for the Fund's costs, including attorneys’ fees.
The provisions of the Declaration provide that any direct or derivative action commenced by a shareholder must be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”). Except as prohibited by applicable law, if a shareholder commences an applicable action in a court other than a Chosen Court without the consent of the Fund, then such shareholder may be obligated to reimburse the Fund and any applicable Trustee or officer of the Fund made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action. The Declaration also provides that any shareholder bringing an action against the Fund waives the right to trial by jury to the fullest extent permitted by law.
The Trust is not required to and does not intend to hold annual meetings of shareholders.
Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations.
The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust, for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, as lead independent Trustee or as audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
The Declaration further provides that no provision of the Declaration will restrict any shareholder rights expressly granted by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended or the 1940 Act, or any rule, regulation or order of the Securities Exchange Commission thereunder.
The Fund is advised by First Trust Advisors L.P. (the “Advisor” or “First Trust”) and sub-advised by Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”).
Investment Objective and Policies
The Prospectus describes the investment objective and certain policies of the Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.
The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:
(1)	The Fund may not issue senior securities, except as permitted under the 1940 Act.
(2)	The Fund may not borrow money, except as permissible under the 1940 Act.

(3)	The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities.
(4)	The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
(5)	The Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the Fund's total assets.
(6)	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(7)	The Fund may not invest 25% or more of the value of its net assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or securities issued by financial companies. Accordingly, the Fund will concentrate its investments in the industry or group of industries which comprise the financial sector.
For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if, immediately after such borrowing and at all times thereafter, the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33⅓% of the Fund's total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.
Except for restriction (2) above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).
The fundamental investment limitations set forth above limit the Fund's ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.
The Fund's investment objective and the foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. Certain matters under the 1940 Act which must be submitted to a vote of the holders of the outstanding voting securities of a series or class, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series or class affected by such matter.
In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies and may be changed by the Board of Trustees.
Investment Strategies
The following information supplements the discussion of the Fund's investment objective, policies and strategies that appears in the Prospectus.
The Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”) whereby the Fund, under normal market conditions, will invest at least 80% of its net assets (including investment borrowings) in preferred securities and other securities with similar economic characteristics. The Name Policy may be changed by the Board of Trustees without shareholder approval upon 60 days’ prior written notice.
Types of Investments
Corporate Bonds.     The Fund may invest in corporate bonds. Corporate bonds, also known as fixed-income securities, are debt obligations issued by corporations. Corporate bonds are generally used by corporations to borrow money from investors. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a corporate bond is unsecured, it is known as a debenture. Holders of corporate bonds, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the securities may be zero coupon fixed-income securities which pay no interest. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the holder of the bonds. Corporate bonds contain elements of both interest rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with changes in interest rates and may also be affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.
Depositary Receipts.    The Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored American depositary receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). ADRs and ADSs are Depositary Receipts normally issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and EDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market. Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored Depositary Receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored Depositary Receipts.
Derivatives.    The Fund may invest in futures, total return swaps, non-U.S. currency swaps, loan credit default swaps, credit default swaps, options, puts, calls and other derivative instruments to seek to enhance return, to hedge some of the risks of its investments in securities, as a substitute for a position in the underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of the markets in which it invests), to manage cash flows, to limit exposure to losses due to changes to non-U.S. currency exchange rates or to preserve capital.
Fixed Income Investments and Cash Equivalents.    Normally, the Fund invests substantially all of its assets to meet its investment objectives and consequently may invest significantly in fixed income securities and cash equivalents; however, for temporary or defensive purposes, the Fund may also invest in other fixed income investments and cash equivalents in order to provide income, liquidity and preserve capital.
Fixed income investments and cash equivalents held by the Fund may include, without limitation, the types of investments set forth below:
(1)	The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association (“Fannie Mae”). In the case of those

U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities may fluctuate.
(2)	The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.
(3)	The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
(4)	The Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties that are deemed by the Advisor to present acceptable credit risks. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
(5)	The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
(6)	The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The Fund's portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may invest in commercial paper only if it has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by First Trust to be of comparable quality.
(7)	The Fund may invest in shares of money market funds, as consistent with its investment objectives and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. It is possible for the Fund to lose money by investing in money market funds.
High Yield Securities.    The Fund will invest in high yield securities, which are commonly referred to as "junk" bonds and are rated below investment grade at the time of purchase. The ratings of a rating agency represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. For purposes of determining whether a security is below investment grade, the highest available rating will be considered. If a security owned by the Fund is subsequently downgraded, the Fund will not be required to dispose of such security. If a downgrade occurs, the Advisor or the Sub-Advisor, as applicable will consider what action, including the sale of such security, is in the best interests of the Fund. The Credit Rating Definitions as published by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Fitch Ratings (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”), are set forth in Exhibit C to this SAI.
Because the risk of default is higher for below investment grade securities than for investment grade securities, the Advisor's and the Sub-Advisor's research and credit analysis will be an especially important part of managing securities of this type. The Advisor or the Sub-Advisor, as applicable, will attempt to identify those issuers of below investment grade securities whose financial condition the Advisor or Sub-Advisor believes are adequate to meet future obligations or who have improved or are expected to improve in the future. The Advisor’s and the Sub-Advisor’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.
Illiquid Securities.    The Fund may invest in illiquid securities (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For purposes of this restriction, illiquid securities may include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days, among others. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Advisor, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation under the Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act.
Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Advisor will report such occurrence to the Board of Trustees and take such steps as are deemed advisable to protect liquidity in accordance with the Fund’s liquidity risk management program.
Non-U.S. Investments.     The Fund may invest in non-U.S. securities, which may include securities denominated in non-U.S. currencies. Non-U.S. debt securities in which the Fund may invest include debt securities issued or guaranteed by companies organized under the laws of countries other than the United States (including emerging markets), debt securities issued or guaranteed by foreign, national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supranational governmental entities such as the World Bank or European Union. Non-U.S. debt securities also include U.S. dollar-denominated debt obligations, such as “Yankee Dollar” obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign debt securities also may be traded on foreign securities exchanges or in OTC capital markets. The Fund’s non-U.S. investments may be denominated in currencies other than the U.S. dollar. To the extent the Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, the Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Fund is authorized to enter into various currency exchange transactions.
Preferred Securities and Hybrid Securities.    The Fund invests primarily in preferred securities. Certain of the preferred securities in which the Fund invests are traditional preferred securities, which issue dividends that qualify for the dividend received deduction under which “qualified” domestic corporations are able to exclude a percentage of the dividends received from their taxable income.
Certain of the preferred securities in which the Fund invests are preferred securities that do not issue dividends that qualify for the dividends received deduction for eligible investors (“non-DRD preferred securities”) and debt instruments that are similar in many respects to preferred securities (such debt instruments and non-DRD preferred securities are often referred to as “hybrid securities”) that do not qualify for the dividends received deduction or issue qualified dividend income. Pursuant to the dividends received deduction, corporations may generally deduct 70% of the dividend income they receive. Corporate shareholders of a regulated investment company like the Fund generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the dividends received deduction. However, not all preferred securities pay dividends that are eligible for the dividends received deduction. Any corporate shareholder who otherwise would qualify for the dividends received deduction should assume that none of the distributions it receives from the Fund will qualify for the dividends received deduction.
These types of hybrid securities typically offer additional yield spread versus other types of preferred securities due to this lack of special tax treatment. Hybrid securities are typically issued by corporations, generally in the form of interest bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of (i) beneficial interests in subordinated debentures or similarly structured securities or (ii) more senior debt securities that pay income and trade in a manner similar to preferred securities. The hybrid securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. The hybrid securities market is divided into the “$25 par” and the “institutional” segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange (the “NYSE”), which trade and are quoted “flat”, i.e., without accrued dividend income, and which are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, which trade and are quoted on an “accrued income” basis, and which typically have a minimum of 10 years of call protection (at premium prices) from the date of their original issuance.
Hybrid securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without adverse consequence to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when cumulative payments on the non-DRD preferred securities have not been made), these hybrid securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.
Hybrid securities include but are not limited to: trust originated preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, public income notes, and other trust preferred securities.
Hybrid securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer default on its obligations under such a security, the amount of dividends the Fund pays may be adversely affected.
Many hybrid securities are issued by a trust or other special purpose entities established by operating companies, and are not a direct obligation of an operating company. At the time a trust or special purpose entity sells its preferred securities to investors, the trust or special purpose entity purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for federal income tax purposes such that the holders of the non-DRD preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments of the non-DRD preferred securities are treated as interest rather than dividends for federal income tax purposes and, as such, are not eligible for the dividends received deduction. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a non-DRD preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.
Warrants. The Fund may invest in warrants. Warrants acquired by the Fund entitle it to buy common stock from the issuer at a specified price and time. They do not represent ownership of the securities but only the right to buy them. Warrants are subject to the same market risks as stocks, but may be more volatile in price. The Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration date.
Hedging Strategies
General Description of Hedging Strategies
The Fund may engage in hedging activities. First Trust or the Sub-Advisor may cause the Fund to utilize a variety of financial instruments, including options, forward contracts, futures contracts, options on futures contracts and shorting strategies and swap agreements to attempt to hedge the Fund’s holdings. The use of futures is not a part of a principal investment strategy of the Fund.
Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to “lock-in” realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the “CFTC”) and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments may be limited by tax considerations.
General Limitations on Futures and Options Transactions
The Fund limits its direct investments in futures, options on futures and swaps to the extent necessary for the Advisor to claim the exclusion from regulation as a “commodity pool operator” with respect to the Fund under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, the Fund limits its trading activity in futures, options on futures and swaps (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests: (i) aggregate initial margin and premiums required to establish its futures, options on futures and swap positions do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) aggregate net notional value of the Fund’s futures, options on futures and swap positions does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.
The Advisor has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator,” with respect to the Fund with the National Futures Association, the futures industry’s self-regulatory organization. If First Trust were no longer able to claim the exclusion for the Fund, First Trust would be required to register as a commodity pool operator,” and the Fund and First Trust would be subject to regulation under the Commodity Exchange Act (the “CEA”).
Asset Coverage for Futures and Options Positions
The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will earmark or set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities earmarked or held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.
Stock Index Options
The Fund may purchase stock index options, sell stock index options in order to close out existing positions, and/or write covered options on stock indices for hedging purposes. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the stock index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.
A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or the Value Line® Composite Index or a more narrow market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment. Options on stock indices are currently traded on the following exchanges: the Chicago Board Options Exchange, NYSE Amex Options, The Nasdaq Stock Market LLC (“Nasdaq”) and the Philadelphia Stock Exchange.
The Fund's use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indices will be subject to the ability of the Sub-Advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's securities, which would result in a loss on both such securities and the options on stock indices acquired by the Fund.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.
Certain Considerations Regarding Options
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.
The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.
Futures Contracts
The Fund may enter into futures contracts, including index futures as a hedge against movements in the equity markets, in order to hedge against changes on securities held or intended to be acquired by the Fund or for other purposes permissible under the CEA. The Fund's hedging activities may include sales of futures as an offset against the effect of expected declines in stock prices and purchases of futures as an offset against the effect of expected increases in stock prices. The Fund will not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate futures exchanges in the United States are the Chicago Board of Trade and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.
An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contracts.
Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate futures trading and to maintain the Fund's open positions in futures contracts. A margin deposit is intended to ensure the Fund’s performance of the futures contracts.
The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the futures contract being traded.
If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.
Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the future contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.
Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The day limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some investors to substantial losses.
There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
A public market exists in futures contracts covering a number of indices, including but not limited to, the S&P 500® Index, the S&P 100 Index, the NASDAQ-100 Index®, the Value Line® Composite Index and the NYSE Composite Index®.
Options on Futures
The Fund may also purchase or write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.
The Fund may use options on futures contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indices. The purchase of put options on futures contracts is analogous to the purchase of puts on securities or indices so as to hedge the Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.
As with investments in futures contracts, the Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will earmark or set aside in a segregated account at the Fund’s custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be earmarked or placed in the segregated account whenever the total value of the earmarked or segregated assets falls below the amount due on the underlying obligation.
The risks associated with the use of options on futures contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on futures contracts depends on the Advisor's or Sub-Advisor's ability to correctly predict the movement in prices of futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to the option. For additional information, see “Futures Contracts.” Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading,” and other investment strategies might result in temporary price distortions.
Swap Agreements
A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.
Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.
A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will earmark assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will earmark assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.
Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.
Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.
Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in non-U.S. exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.
Credit Default Swaps. A credit default swap is similar to an insurance contract in that it provides the buyer with protection against specific risks. Most often, corporate bond investors buy credit default swaps for protection against a default by the issuer of the corporate bond, but these flexible instruments can be used in many ways to customize exposure to corporate credit. Credit default swap agreements can mitigate risks in bond investing by transferring a given risk from one party to another without transferring the underlying bond or other credit asset. In a credit default swap agreement, one party “sells” risk and the counterparty “buys” that risk. The “seller” of credit risk, who also tends to own the underlying credit asset, pays a periodic fee to the risk “buyer.” In return, the risk “buyer” agrees to pay the “seller” a set amount if there is a default, or a credit event.
The Fund’s use of credit default swap agreements exposes the Fund to additional risks, including but not limited to, the credit and liquidity risk of a counterparty. If the credit quality of any such counterparty deteriorates, such counterparty may default on its obligations to make payments under the swap agreement. The Fund may also be exposed to liquidity risk because the market for credit default swaps are relatively illiquid and the Fund will generally not be permitted to terminate or assign its credit default swaps without the consent of the related counterparty and accordingly may not be able to terminate or assign such credit default swaps in a timely fashion and for a fair price, potentially restricting its ability to take advantage of market opportunities.
Short Sales
The Fund may take short positions in securities, which are often referred to as “short sales.” A short sale is a sale of a security the Fund has borrowed, with the expectation that the security will underperform the market. To settle the short sale transaction, the Fund buys the same security at a later date and returns it to the lender of the security. The Fund makes money on a short position if the market price of the security goes down after the short sale or if the market price of the securities it buys with the proceeds of the short sale increases more than that of the security sold short. Conversely, if the price of the security sold short goes up after the short sale, the Fund loses money because it has to pay more to replace the borrowed security than it received when it sold the security short. Short-selling is considered “leverage” and may involve substantial risk.
Portfolio Turnover
The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund's investment portfolio that is bought and sold during a year is known as the Fund's portfolio turnover rate. A portfolio turnover rate of 100% would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal year. A high portfolio turnover rate could result in the payment by the Fund of increased brokerage costs, expenses and taxes. The portfolio turnover rates for the specified periods are set forth in the table below. Significant variations in portfolio turnover from year-to-year are generally the result of fluctuations in the size of the Fund or changes to the Fund’s portfolio holdings.
Portfolio Turnover Rate
Fiscal Year Ended October 31,
2019	2018
41%	33%
Investment Risks
The following risk disclosure supplements the discussion of the Fund’s investment risks that appears in the Prospectus.
Overview
An investment in the Fund should be made with an understanding of the risks that an investment in the Fund's shares entails, including the risk that the financial condition of the issuers of the securities held by the Fund or the general condition of the securities market may worsen and the value of the securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in the Fund is not predictive of their future performance.
Depositary Receipts Risk
The Fund may hold securities of certain non-U.S. companies in the form of Depositary Receipts. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued by a European bank or trust company evidencing ownership of securities issued by a foreign corporation. New York shares are typically issued by a company incorporated in the Netherlands and represent a direct interest in the company. Unlike traditional depositary receipts, New York share programs do not involve custody of the Dutch shares of the company. GDRs are receipts issued throughout the world that evidence a similar arrangement. ADRs, EDRs and GDRs may trade in foreign currencies that differ from the currency the underlying security for each ADR, EDR or GDR principally trades in. Global shares are the actual (ordinary) shares of a non-U.S. company which trade both in the home market and the United States. Generally, ADRs and New York shares, in registered form, are designed for use in the U.S. securities markets. EDRs, in registered form, are used to access European markets. GDRs, in registered form, are tradable both in the United States and in Europe and are designed for use throughout the world. Global shares are represented by the same share certificate in the United States and the home market, and separate registrars in the United States and the home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. registrar. Global shares may also be eligible to list on exchanges in addition to the United States and the home country. The Fund may hold unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.
Derivatives Risk
The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, when the Fund invests in certain derivative securities, including, but not limited to, when-issued securities, forward commitments, futures contracts and interest rate swaps, the Fund is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Fund's shares and can result in losses that exceed the amount originally invested. The success of the Sub-Advisor's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Certain specific risks associated with an investment in derivatives may include: market risk, credit risk, correlation risk, liquidity risk, legal risk and systemic or “interconnection” risk, as specified below.
(1)	Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio managers' judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objective, investment limitations and operating policies. In making such a judgment, the portfolio managers will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund's overall investments and investment objective.
(2)	Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately negotiated or over-the-counter (“OTC”) derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that First Trust reasonably believes are capable of performing under the contract.
(3)	Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4)	Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when taking positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.
(5)	Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.
(6)	Systemic or “Interconnection” Risk. Systemic or “interconnection” risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.
High Yield Securities Risk
The Fund may invest in securities that are not rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”), registered with the SEC or any state securities commission or listed on any national securities exchange. To the extent that such high-yield securities are rated, they typically will be rated below-investment grade and are subject to an increased risk of default in the payment of principal and interest as well as other risks.
Liquidity Risk
Whether or not the securities held by the Fund are listed on a securities exchange, the principal trading market for certain of the securities in the Fund may be in the OTC market. As a result, the existence of a liquid trading market for such securities may depend on whether dealers will make a market in the securities. There can be no assurance that a market will be made for any of such securities, that any market for the securities will be maintained or that there will be sufficient liquidity of such securities in any markets made. The price at which the securities are held by the Fund will be adversely affected if trading markets for such securities are limited or absent.
Non-U.S. Securities Risk
An investment in non-U.S. securities involves risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non U.S. investments may include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.

Passive Foreign Investment Companies Risk
The Fund may invest in companies that are considered to be “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income. Therefore, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is distributed to its shareholders in a timely manner. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.
Preferred Securities and Trust Preferred Securities Risk
There are special risks associated with investing in preferred securities, including risks related to deferral, noncumulative dividends, subordination, liquidity, limited voting rights and special redemption rights. Trust preferred securities are limited-life preferred securities typically issued by corporations, generally in the form of interest-bearing notes or preferred securities issued by an affiliated business trust of a corporation whose only assets are generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Dividend payments on the trust preferred securities generally coincide with interest payments on the underlying obligations. Trust preferred securities generally have a yield advantage over traditional preferred securities, but unlike preferred securities, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends received deduction and do not constitute qualified dividend income. Trust preferred securities prices fluctuate for several reasons including changes in investors’ perception of the financial condition of an issuer or the general economic condition of the market for trust preferred securities, or when political or economic events affecting the issuers occur. Trust preferred securities are also sensitive to interest rate fluctuations, as the cost of capital rises and borrowing costs increase in a rising interest rate environment and the risk that a trust preferred security may be called for redemption in a falling interest rate environment. Certain of the other risks unique to trust preferred securities include: (i) distributions on trust preferred securities will be made only if interest payments on the interest-bearing notes, preferred securities or subordinated debentures are made; (ii) a corporation issuing the interest-bearing notes, preferred securities or subordinated debentures may defer interest payments on these instruments for up to 20 consecutive quarters and if such election is made, distributions will not be made on the trust preferred securities during the deferral period; (iii) certain tax or regulatory events may trigger the redemption of the interest-bearing notes, preferred securities or subordinated debentures by the issuing corporation and result in prepayment of the trust preferred securities prior to their stated maturity date; (iv) future legislation may be proposed or enacted that may prohibit the corporation from deducting its interest payments on the interest-bearing notes, preferred securities or subordinated debentures for tax purposes, making redemption of these instruments likely; (v) a corporation may redeem the interest bearing notes, preferred securities or subordinated debentures in whole at any time or in part from time to time on or after a stated call date; (vi) trust preferred securities holders have very limited voting rights; and (vii) payment of interest on the interest-bearing notes, preferred securities or subordinated debentures, and therefore distributions on the trust preferred securities, is dependent on the financial condition of the issuing corporation.
Real Estate Investment Trust (“REIT”) Risk
REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owners to provide adequate management, maintenance and insurance; the cost of complying with the Americans with Disabilities Act; increased competition from new properties; the impact of present or future environmental legislation and compliance with environmental laws; changes in real estate taxes and other operating expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions however will not generally qualify for favorable treatment as qualified dividend income.
Management of the Fund
Trustees and Officers
The general supervision of the duties performed for the Fund under the investment management agreement and sub-advisory agreement is the responsibility of the Board of Trustees. There are five Trustees of the Trust, one of whom is an “interested person” (as the term is defined in the 1940 Act) and four of whom are Trustees who are not officers or employees of First Trust or any of its affiliates (“Independent Trustees”). The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Trust’s investment advisor and sub-advisors. The officers of the Trust manage its day-to-day operations and are responsible to the Board of Trustees. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an “interested person” (as that term is defined in the 1940 Act) (“Interested Trustee”) of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor to the Fund. The following table identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is c/o First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
TRUSTEE WHO IS AN INTERESTED PERSON OF THE TRUST
James A. Bowen (1) 1955	Chairman of the Board and Trustee	• Indefinite term • Since inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	172 Portfolios	None
INDEPENDENT TRUSTEES
Richard E. Erickson 1951	Trustee	• Indefinite term • Since inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	172 Portfolios	None
Thomas R. Kadlec 1957	Trustee	• Indefinite term • Since inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	172 Portfolios	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith 1956	Trustee	• Indefinite term • Since inception	President, Hibs Enterprises (Financial and Management Consulting)	172 Portfolios	Director of Trust Company of Illinois
Niel B. Nielson 1954	Trustee	• Indefinite term • Since inception	Senior Advisor (August 2018 to present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	172 Portfolios	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS OF THE TRUST
James M. Dykas 1966	President and Chief Executive Officer	• Indefinite term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
W. Scott Jardine 1960	Secretary and Chief Legal Officer	• Indefinite term • Since inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; and Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist 1970	Vice President	• Indefinite term • Since inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher 1966	Chief Compliance Officer and Assistant Secretary	• Indefinite term • Since January 2011 and since inception, respectively	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Donald P. Swade 1972	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin 1966	Vice President	• Indefinite term • Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor of the Fund.
Unitary Board Leadership Structure
Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee currently serves as a trustee of First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds with six portfolios advised by First Trust; First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund, First Trust Dynamic Europe Equity Income Fund, First Trust New Opportunities MLP & Energy Fund and First Trust Senior Floating Rate 2022 Target Term Fund, closed-end funds advised by First Trust; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, exchange-traded funds with 151 portfolios advised by First Trust (each a “First Trust Fund” and collectively, the “First Trust Fund Complex”). None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates.
The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Trust, on behalf of the Fund, and the Advisor, is the responsibility of the Board of Trustees. The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Fund's investment advisor, sub-advisor and other service providers. The officers of the Trust manage the day-to-day operations and are responsible to the Board. The Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee, James A. Bowen, serves as the Chairman of the Board for each fund in the First Trust Fund Complex.
The same five persons serve as Trustees on the Board and on the Boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust Funds, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the Fund's business.
Annually, the Board reviews its governance structure and the committee structures, their performance and functions, and it reviews any processes that would enhance Board governance over the Fund's business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.
In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund's service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three-year term or until his or her successor is selected.
The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Fund's activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Dividend and Pricing Committee). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
The three Committee Chairmen and the Lead Independent Trustee rotate every three years in serving as Chairman of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee and immediately preceding Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.
The four standing committees of the First Trust Fund Complex are: the Executive Committee (and Dividend and Pricing Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust’s Declaration of Trust and By Laws. Such Committee is also responsible for the declaration and setting of dividends. Mr. Nielson, Mr. Bowen and Dr. Erickson are members of the Executive Committee. During the last fiscal year, the Executive Committee held twelve meetings.
The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. When a vacancy on the Board of Trustees occurs or is anticipated to occur and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to W. Scott Jardine, Secretary, at the Trust’s address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and to counsel to the Independent Trustees. During the last fiscal year, the Nominating and Governance Committee held four meetings.
The Valuation Committee is responsible for the oversight of the valuation procedures of the Fund (the "Valuation Procedures"), for determining the fair value of the Fund’s securities or other assets under certain circumstances as described in the Valuation Procedures and for evaluating the performance of any pricing service for the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the last fiscal year, the Valuation Committee held four meetings.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee. During the last fiscal year, the Audit Committee held seven meetings.
Executive Officers
The executive officers of the Trust hold the same positions with each fund in the First Trust Fund Complex (representing 172 portfolios) as they hold with the Trust, except Mr. Testin who is an executive officer of only the ETFs and open-end funds advised by First Trust.
Risk Oversight
As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk, including oversight of any sub-advisor, is performed primarily at the Board level in conjunction with the Advisor’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the committee level. The Advisor’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Sub-Advisor and its operations and processes. The Board reviews reports on the Fund's and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund's and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Fund’s major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust. The Valuation Committee monitors valuation risk and compliance with the Fund's Valuation Procedures and oversees the pricing services and actions by the Advisor’s Pricing Committee with respect to the valuation of portfolio securities.
Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Fund and its service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.
Board Diversification and Trustee Qualifications
As described above, the Nominating and Governance Committee of the Board oversees matters related to the selection and nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocation, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Advisor, Sub-Advisor, underwriters or other service providers, including any affiliates of these entities.
Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.
Richard E. Erickson, M.D., is an orthopedic surgeon. He also has been President of Wheaton Orthopedics, a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent

Trustee (2008–2009 and 2017–2019) and on the Executive Committee (2008–2009 and 2017–present), Chairman of the Nominating and Governance Committee (2003–2007 and 2014–2016), Chairman of the Audit Committee (2012–2013) and Chairman of the Valuation Committee (June 2006–2007 and 2010–2011) of the First Trust Funds. He currently serves as Chairman of the Valuation Committee (since January 1, 2020) of the First Trust Funds.
Thomas R. Kadlec is President of ADM Investor Services Inc. (“ADMIS”), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company (“ADM”). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and served as a member of ADM’s Integrated Risk Committee from 2008–2018, which was tasked with the duty of implementing and communicating enterprise-wide risk management. In 2014, Mr. Kadlec was elected to the board of the Futures Industry Association. In 2017, Mr. Kadlec was elected to the board of the National Futures Association. Mr. Kadlec has served as a Trustee of each First Trust Fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 through 2005 (and 2014–2019) until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007 (and 2014–2016). He also served as Chairman of the Valuation Committee (2008–2009 and 2017–2019), Chairman of the Audit Committee (2010–2011) and Chairman of the Nominating and Governance Committee (2012–2013). He currently serves as Chairman of the Audit Committee (since January 1, 2020) of the First Trust Funds.
Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas; five years as President and COO of ServiceMaster Management Services; and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster’s expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008–2009 and 2017–2019), Chairman of the Nominating and Governance Committee (2010–2011) and Chairman of the Valuation Committee (2014–2016) of the First Trust Funds. He served as Lead Independent Trustee and on the Executive Committee (2012–2016) and currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2020) of the First Trust Funds.
Niel B. Nielson, Ph.D., has been the Senior Advisor of Pelita Harapan Educational Foundation, a global provider of educational products and services since August 2018. Prior thereto, Mr. Nielson served as the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation for three years. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from June 2012 through September 2014. Mr. Nielson formerly served as President of Covenant College (2002–2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996–1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. (“CRT”). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003–2006 and 2014–2016), Chairman of the Valuation Committee (2007–2008), Chairman of the Nominating and Governance Committee (2008–2009 and 2017–2019) and Lead Independent Trustee and a member of the Executive Committee (2010–2011). He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2020) of the First Trust Funds.
James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 35 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.
Effective January 1, 2020, the fixed annual retainer paid to the Independent Trustees is $255,000 per year and an annual per fund fee of $2,500 for each closed-end fund and actively managed fund, $750 for each defined outcome fund and $250 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex rather than being allocated pro rata based on each fund’s net assets. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Chairman of the Audit Committee or Valuation Committee are each paid $20,000 annually and the Chairman of the Nominating and Governance Committee is paid $10,000 annually to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Fund Complex based on its net assets.
The following table sets forth the compensation (including reimbursement for travel and out-of-pocket expenses) paid by the Fund and First Trust Fund Complex to each of the Independent Trustees for the fiscal year ended October 31, 2019 and the calendar year ended December 31, 2019, respectively. The Trust has no retirement or pension plans. The officers and Trustee who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by First Trust.
Name of Trustee	Total Compensation from the Fund (1)	Total Compensation from the First Trust Fund Complex (2)
Richard E. Erickson	$4,127	$458,125
Thomas R. Kadlec	$4,105	$451,450
Robert F. Keith	$4,113	$454,098
Niel B. Nielson	$4,071	$440,930
(1)	The compensation paid by the Fund to the Independent Trustees for the fiscal year ended October 31, 2019 for services to the Fund.
(2)	The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2019 for services to the 171 portfolios existing in 2019, which consisted of 7 open-end mutual funds, 15 closed-end funds and 149 exchange-traded funds.
The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2019:
Trustee	Dollar Range of Equity Securities in the Fund (Number of Shares Held)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the First Trust Fund Complex
Interested Trustee
James A. Bowen	None	Over $100,000
Independent Trustees
Richard E. Erickson	None	Over $100,000
Thomas R. Kadlec	None	Over $100,000
Robert F. Keith	None	Over $100,000
Niel B. Nielson	None	Over $100,000
As of December 31, 2019, the Independent Trustees of the Trust and their immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.
As of December 31, 2019, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.
The table set forth in Exhibit A shows the percentage ownership of each shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) who, as of January 31, 2020, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of the shares of the Fund (the “Principal Holders”). A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A party that controls the Fund may be able to significantly influence the outcome of any item presented to shareholders for approval.
Information as to the Principal Holders is based on the securities position listing reports as of January 31, 2020. The Fund does not have any knowledge of who the ultimate beneficiaries are of the shares.
Investment Advisor. First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities to the Fund subject to the policies of the Board of Trustees.
First Trust provides investment tools and portfolios for advisors and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.
First Trust acts as investment advisor for the Fund and also oversees the Sub-Advisor in the investment and reinvestment of the assets of the Fund. First Trust also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.
Pursuant to an investment management agreement between First Trust and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay First Trust an annual management fee equal to 0.80% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
The Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses. First Trust and the Sub-Advisor have agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.15% of average daily net assets of any class of shares of the Fund until February 28, 2021 (the “Expense Cap”), and then 1.50% from March 1, 2021 to February 28, 2030. Fees waived or expenses borne by the investment advisor and sub-advisor are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place.
Under the Investment Management Agreement, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement continues until two years after the initial issuance of Fund shares, and thereafter only if approved annually by the board of Trustees, including a majority of the Independent Trustees. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to First Trust, or by First Trust on 60 days’ written notice to the Fund.
The following table sets forth the management fees (net of fee waivers and expense reimbursements, where applicable) paid by the Fund to First Trust, and the fees waived and expenses reimbursed by First Trust for the specified periods.
Amount of Management Fees (Net of Fee Waivers and Expense Reimbursements by First Trust)			Amount of Fees Waived and Expenses Reimbursed By First Trust
Fiscal Year Ended October 31,			Fiscal Year Ended October 31,
2019	2018	2017	2019	2018	2017
$1,972,641	$2,004,566	$1,739,997	$42,450	$25,202	$25,178
Sub-Advisor
The Trust, on behalf of the Fund, and First Trust have retained Stonebridge Advisors LLC, an affiliate of First Trust, to serve as the Fund's investment sub-advisor pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”). In this capacity, Stonebridge is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio.

Stonebridge is a Delaware limited liability company with principal offices located at 10 Westport Road, Suite C101, Wilton, Connecticut 06897. Stonebridge is owned 51% by an affiliate of the Advisor and 48% by Stonebridge Asset Management LLP. Stonebridge is a registered investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and had approximately $10.996 billion of assets which it managed as of January 31, 2020. Stonebridge is a research-driven firm whose personnel have longstanding experience in investing in preferred securities. Set forth below is information regarding the key executives of Stonebridge who will select and monitor the portfolio or provide managerial or executive support to the Fund.
Portfolio Managers. Scott T. Fleming, Robert Wolf and Eric Weaver serve as the portfolio managers to the Fund. The portfolio managers are primarily responsible for the day-to-day management of the Fund.
•	Scott Fleming serves as Chief Executive Officer and President of Stonebridge setting the strategic direction of Stonebridge including operations, business and product development, and marketing strategies. Mr. Fleming leads the Investment Committee and oversees investment policies and strategies for all of the company’s portfolio management activities. Additionally, Mr. Fleming directs the daily management of preferred stock portfolios. Prior to founding Stonebridge in 2004, Mr. Fleming co-founded Spectrum Asset Management, Inc., an investment advisor that specializes in preferred securities asset management for institutional clients and mutual funds. During his 13-year tenure there, he served as Chairman of the Board of Directors, Chief Financial Officer and Chief Investment Officer. Under his leadership, Spectrum grew to be the largest preferred securities manager in the country. Mr. Fleming previously served as Vice President, Portfolio Manager for DBL Preferred Management, Inc. in New York City. Mr. Fleming received a B.S. in Accounting from Bentley College in Waltham, MA and his MBA in Finance from Babson College in Wellesley, MA.
•	Robert Wolf serves as Chief Investment Officer, Senior Vice President and Senior Portfolio Manager at Stonebridge. Mr. Wolf is a senior member of Stonebridge Advisors’ Investment Committee and oversees investment strategies and portfolio management activities across fund products and separately managed accounts. Mr. Wolf directs the daily management of preferred securities portfolios and performs both credit research and trading functions. Mr. Wolf has over sixteen years of fixed-income experience in both portfolio management and credit research. Prior to joining Stonebridge in 2006, Mr. Wolf was a high-yield fixed-income research analyst at Lehman Brothers. In this role, his responsibilities included detailed credit analysis across multiple sectors, relative value analysis, and developing trade recommendations. Mr. Wolf previously worked for Lehman Brothers’ commercial mortgage-backed securities (CMBS) trading desk as a credit analyst. Mr. Wolf received his B.S. degree in Chemistry from Villanova University and his MBA in Finance from the New York University Stern School of Business.
•	Eric Weaver serves as Senior Vice President, Chief Strategist and Portfolio Manager at Stonebridge Advisors. Mr. Weaver is a senior member of Stonebridge Advisors’ Investment Committee and oversees the investment strategy across all fund products and separately managed accounts. In addition, Mr. Weaver leads the development of proprietary portfolio management, security selection, trading, and operational tools. Mr. Weaver has thirteen years of investment management experience in portfolio management, trading, risks analysis, and research. Prior to joining Stonebridge in 2013, Mr. Weaver worked at a private proprietary trading firm as a senior derivatives trader, with OTC and electronic trading experience on the NASDAQ OMX PHLX and CBOE options exchanges. In this role, Mr. Weaver focused on trading, portfolio and risk management, and pricing complex derivatives in a large and diverse portfolio of equities, options, and futures. Mr. Weaver received a B.A. degree in Economics and Mathematics and a MS degree in Economics from Lehigh University in Bethlehem, PA.
As of October 31, 2019, the portfolio managers did not beneficially own any shares of the Fund.
Compensation.    The portfolio managers are compensated with an industry competitive salary and a year-end discretionary bonus based on client service, asset growth and the performance of the Fund. Each portfolio manager’s performance is formally evaluated annually based on a variety of factors. Bonus compensation is primarily a function of the firm’s overall annual profitability and the individual portfolio manager’s contribution as measured by the overall investment performance of client portfolios in the strategy the portfolio manager manages relative to the strategy’s general benchmark.
Accounts Managed by Portfolio Managers
The portfolio managers manage the investment vehicles (other than the Fund) with the number of accounts and assets, as of the fiscal year ended October 31, 2019, set forth in the table below:

Portfolio Manager	Type of Account Managed	Number of Accounts	$ Assets (in millions)	Number of Accounts with Performance Based Fees	Assets of Accounts with Performance Based Fees
Scott T. Fleming
	Registered Investment Companies	5	$7,055.89	N/A	N/A
	Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
	Other Accounts	4,482	$1,683.53	N/A	N/A
Robert Wolf
	Registered Investment Companies	5	$7,055.89	N/A	N/A
	Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
	Other Accounts	4,482	$1,683.53	N/A	N/A
Eric Weaver
	Registered Investment Companies	N/A	N/A	N/A	N/A
	Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
	Other Accounts	N/A	N/A	N/A	N/A
Conflicts. The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Advisor seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Advisor has adopted procedures for allocating portfolio transactions across multiple accounts.
With respect to securities transactions for the Fund, the Sub-Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Sub-Advisor acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.
The Sub-Advisor, the Advisor and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
The Sub-Advisory Agreement.    The Sub-Advisor, subject to the Board of Trustees’ and Advisor’s supervision, provides the Fund with discretionary investment services. Specifically, the Sub-Advisor is responsible for managing the investments of the Fund in accordance with the Fund’s investment objective, policies and restrictions as provided in the Prospectus and this SAI, as may be subsequently changed by the Board of Trustees and communicated to the Sub-Advisor in writing. The Sub-Advisor further agrees to conform to all applicable laws and regulations of the SEC in all material respects and to conduct its activities under the Sub-Advisory Agreement in all material respects in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Advisor will, in all material respects satisfy any applicable fiduciary duties it may have to the Fund, monitor the Fund’s investments, and will comply with the provisions of the Fund's Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objective, policies and restrictions of the Fund. The Sub-Advisor is responsible for effecting all security transactions for the Fund’s assets. The Sub-Advisory Agreement provides that the Sub-Advisor shall generally not be liable for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Advisor’s duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in performance of its duties under the Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.
Pursuant to the Sub-Advisory Agreement among the Advisor, the Sub-Advisor and the Trust on behalf of the Fund, the Advisor has agreed to pay for the services and facilities provided by the Sub-Advisor through sub-advisory fees equal to the annual rate of 0.40% of the average daily net assets of the Fund, subject to the Sub-Advisor's agreement to waive its fee and reimburse the Advisor for one half of any amount of fees waived or reimbursed under the Expense Cap. The Sub-Advisor’s fees are paid by the Advisor out of the Advisor’s management fee. The following table sets forth the sub-advisory fees paid to the Sub-Advisor by the Advisor (net of any applicable expense waivers or reimbursements and including recovered fees that were previously waived) for the specified periods.
Amount of Sub-Advisory Fees
Fiscal Year Ended October 31,
2019	2018	2017
$986,321	$1,002,283	$869,999
The Sub-Advisory Agreement may be terminated without the payment of any penalty by First Trust, the Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days’ written notice to the Sub-Advisor.
All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement has been approved by the Board of Trustees, including a majority of the Independent Trustees of the Fund, and the common shareholders of the Fund.
Brokerage Allocations
The Sub-Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Sub-Advisor and/or First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to the Sub-Advisor and/or First Trust and its clients. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers. Commissions will be paid on the Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay markups on principal transactions. In selecting broker-dealers and in negotiating commissions, the Sub-Advisor and/or First Trust considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of shares.
Section 28(e) of the 1934 Act permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Such brokerage and research services are often referred to as “soft dollars” or “commission sharing agreements.” Currently, neither First Trust or the Sub-Advisor use soft dollars or commission sharing agreements, but either may do so in the future.
As an investment advisor, the Sub-Advisor has an obligation to seek best execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of the Sub-Advisor’s investment decisions for the benefit of its clients. Subject to the Sub-Advisor’s duty to seek best execution, the Sub-Advisor’s selection of brokers may be affected by its receipt of research services.

The Sub-Advisor may use client commissions (i) to acquire third party research, including the eligible portion of certain “mixed use” research products, and (ii) for proprietary research provided by brokers participating in the execution process, including access to the brokers’ traders and analysts, access to conferences and company management, and the provision of market information.
When the Sub-Advisor receives research products and services in return for client brokerage, it relieves the Sub-Advisor of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to the Sub-Advisor to select a particular broker-dealer or electronic communication network that will provide it with research products or services.
However, the Sub-Advisor chooses those broker-dealers it believes are best able to provide the best combination of net price and execution in each transaction. The Sub-Advisor uses client brokerage from accounts managed by an investment team for research used by that team. Because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the Fund, generally will pay the same commission rate for trades and will share pro rata in the costs for the research, except for certain governmental clients that are subject to legal restrictions on the use of their commissions to pay for third-party research products and services (in which case the Sub-Advisor pays for such products and services from its own funds).
Notwithstanding the foregoing, in selecting brokers, the Sub-Advisor or First Trust may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Sub-Advisor or First Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Sub-Advisor, First Trust or the Trust. In addition, the Sub-Advisor and/or First Trust must determine that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Fund unless the Advisor or Sub-Advisor determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to First Trust under the Investment Management Agreement would not be reduced as a result of receipt by the Sub-Advisor of research services.
The Sub-Advisor and First Trust place portfolio transactions for other advisory accounts advised by them, and research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub-Advisor or First Trust in servicing all of its accounts; not all of such services may be used by the Sub-Advisor or First Trust in connection with the Fund. The Sub-Advisor and First Trust believe it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Sub-Advisor and First Trust believe such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Sub-Advisor and First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Sub-Advisor and First Trust are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.
Brokerage Commissions
The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the specified periods. Significant variations in the amount the Fund paid in brokerage commissions from year-to-year are generally the result of fluctuations in the size of the Fund or changes to the Fund’s portfolio holdings.
Aggregate Amount of Brokerage Commissions
Fiscal Year Ended October 31,
2019	2018	2017
$1,699	$4,046	$14,342

During the last fiscal year, the Fund held securities of Bank of America Corporation, Credit Suisse Securities (USA) LLC, Goldman Sachs & Co., JP Morgan Securities LLC, Morgan Stanley & Co. and Wells Fargo Securities LLC, each a regular broker or dealer of the Fund as defined in Rule 10b-1 under the 1940 Act. As of October 31, 2019, the Fund’s investment in each was 0.99%, 3.20%, 1.94%, 2.32%, 0.00% and 0.85% of the Fund’s net assets, respectively.
Administrator, Fund Accounting Agent, Custodian, Transfer Agent and Distributor
Administrator and Fund Accounting Agent. The Fund has appointed Brown Brothers Harriman & Co. (“BBH"), located at 50 Post Office Square, Boston, Massachusetts, 02110, to serve as the Fund’s administrator and provide the Fund with accounting services pursuant to a fund administration and accounting agreement (the “Administration and Accounting Services Agreement”). Under the Administration and Accounting Services Agreement, BBH is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Fund. BBH generally will assist in many aspects of the Trust’s and the Fund’s operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers), assist in preparing reports to shareholders or investors, prepare and file tax returns, supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities and supply supporting documentation for meetings of the Board.
Pursuant to the Administrative Agency Agreement, the Trust on behalf of the Fund has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.
Pursuant to the Administrative Agency Agreement, the Trust on behalf of the Fund has agreed to pay such compensation as is mutually agreed from time to time and such out-of-pocket expenses as incurred by BBH in the performance of its duties. The following table sets forth the amounts paid by the Fund to BBH under the Administrative Agency Agreement for the specified periods set forth below.
Aggregate Amount Paid to Administrator
Fiscal Year Ended October 31,
2019	2018	2017
$107,052	$107,832	$93,775
Custodian.     The Trust has appointed BBH to serve as the Fund's custodian pursuant to a custody agreement (the “Custody Agreement”). Pursuant to the terms of the Custody Agreement, BBH is generally responsible for the safekeeping of the Fund's assets and performing various other administrative duties set forth in the agreement.
Transfer Agent.    BNY Mellon Investment Servicing (US) Inc. (“BNY”) serves as the Fund’s transfer agent pursuant to a Transfer Agency and Shareholder Services Agreement. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. Its principal address is 301 Bellevue Parkway, Wilmington, Delaware 19809.
Shares of the Fund may be purchased through certain financial companies who are agents of the Fund for the limited purpose of completing purchases and sales. For services provided by such a company with respect to Fund shares held by that company on behalf of its customers pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement, the Fund may pay a fee to such financial service companies for record keeping and sub-accounting services provided to their customers.
Distributor.    First Trust Portfolios L.P., an affiliate of First Trust, is the distributor (“FTP” or the “Distributor”) and principal underwriter of the shares of the Fund. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.
FTP serves as the principal underwriter of the shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Trust appointed FTP to be its agent for the distribution of the Fund’s shares on a continuous offering basis. FTP sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust for the Fund. Pursuant to the Distribution Agreement, FTP, at its own expense, finances certain activities incident to the sale and distribution of the Fund’s shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. FTP receives for its services the excess, if any, of the sales price of the Fund’s shares less the net asset value of those shares, and remits a majority or all of such amounts to the Dealers who sold the shares; FTP may act as such a Dealer. First Trust Portfolios also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Service Plan.” FTP receives any contingent deferred sales charges (“CDSCs”) imposed on redemptions of shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to FTP pursuant to the distribution plan.
The following table sets forth the amount of underwriting commissions paid by the Fund to the Distributor and the amount of compensation on redemptions and repurchases received by the Distributor for the specified periods.
Underwriting Commissions Retained by Distributor			Compensation on Redemptions and Repurchases
Fiscal Year Ended October 31,			Fiscal Year Ended October 31,
2019	2018	2017	2019	2018	2017
$27,947	$21,364	$18,246	$312	$2,467	$436
The Advisor may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares. The Advisor’s available resources to make these payments may include profits from advisory fees received from the Fund. The services the Advisor may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.
Additional Payments to Financial Intermediaries
First Trust or its affiliates may from time to time make payments, out of their own resources, to certain financial intermediaries that sell shares of First Trust mutual funds and ETFs ("First Trust Funds") to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by intermediary. The level of payments that First Trust is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm’s total assets or Fund shares held in and recent net investments into First Trust Funds, (ii) the value of the assets invested in the First Trust Funds by the intermediary’s customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary’s reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm’s level of participation in First Trust Funds’ sales and marketing programs, (viii) the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and (ix) the asset class of the First Trust Funds for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.
First Trust may also make payments to certain intermediaries for certain administrative services and shareholder processing services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by First Trust under this category of services may be charged back to the Fund, subject to approval by the Board.
First Trust and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First Trust Funds or that make First Trust Fund shares available through certain selected Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset-based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary’s personnel about First Trust Funds in connection with shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments, if any, are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Funds out of Fund assets.
From time to time, First Trust and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the First Trust Funds, which may be in addition to marketing support and program servicing payments described above. For example, First Trust and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing the Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.
When not provided for in a marketing support or program servicing agreement, First Trust and/or its affiliates may also pay intermediaries for enabling First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. First Trust and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.
First Trust and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on various First Trust Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in First Trust Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by First Trust and/or its affiliates.
The amounts of payments referenced above made by First Trust and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the First Trust Funds to its customers. The intermediary may elevate the prominence or profile of the First Trust Funds within the intermediary’s organization by, for example, placing the First Trust Funds on a list of preferred or recommended funds and/or granting First Trust and/or its affiliates preferential or enhanced opportunities to promote the First Trust Funds in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount the Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of the Fund's Prospectus because they are not paid by the Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.
Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from First Trust and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.
Additional Information
Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.
DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Proxy Voting Policies and Procedures
The Board of Trustees has delegated to Stonebridge the proxy voting responsibilities for the Fund and has directed Stonebridge to vote proxies consistent with the Fund’s best interests. Stonebridge’s Proxy Voting Policies and Procedures are set forth in Exhibit B.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available upon request and without charge on the Fund’s website at www.ftportfolios.com, by calling (800) 621-1675 or by accessing the SEC’s website at www.sec.gov.
Portfolio Schedule.    The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. A semi-annual or annual report for the Fund will become available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Policy Regarding Disclosure of Portfolio Holdings.    The Trust has adopted a policy regarding the disclosure of portfolio holdings (the “Disclosure Policy”). The purpose of the Disclosure Policy is to outline the Fund’s policies and procedures with respect to the disclosure of portfolio holdings in order to comply with SEC requirements.
A listing of the portfolio holdings of the Fund generally shall not be provided to any person, including any investor of the Fund, until such time as the portfolio holdings have been filed with the SEC on Form N-Q or Form N-CSR, as applicable, and posted on the Fund’s website. Any person, including any investor of the Fund that requests a listing of the Fund’s portfolio holdings, shall be provided with the portfolio holdings list most recently made publicly available pursuant to this Disclosure Policy (and/or portfolio holdings as of earlier periods that previously have been made publicly available, if requested).
Neither the Fund, the Advisor, the Sub-Advisor nor any other party shall receive any compensation whatsoever in connection with the disclosure of information about the Fund’s portfolio securities.
The Fund may on occasion release certain nonpublic portfolio information to selected parties if (i) the Trust’s CCO determines such disclosure is consistent with a legitimate business purpose of the Fund; and (ii) the recipient is subject to a duty of confidentiality with respect to the information, including a duty not to trade on the nonpublic information. In this connection, selective disclosure of portfolio holdings will be made on an ongoing basis in the normal course of investment and administrative operations to service providers, which, to the best of the Fund’s knowledge, include proxy voting services, fund administrators, fund accountants and custodians (including BBH), and transfer agents (including BNY), as well as their financial printers and mailing service (including GComm, Fitzgerald Marketing and Communications, LLC and Broadridge Financial Solutions, Inc.), performance attribution vendors (including Factset Research Systems), tracking agencies (including Lipper, Inc., Morningstar, Inc., Standard & Poor’s and Thomson Financial), accounting and auditing services (including Deloitte & Touche LLP) and legal counsel to the Fund, the Independent Trustees or investment advisor (including Vedder Price P.C. and Chapman and Cutler LLP). All such third parties shall be bound by a Code of Ethics or similar insider trading policy or confidentiality agreement or duty prohibiting their use of any portfolio holdings information in an improper manner.
The Disclosure Policy will be monitored by the Trust’s CCO. Any violations of the Disclosure Policy will be reported by the Trust’s CCO to the Trust’s Board of Trustees at the next regularly scheduled board meeting.
These procedures were designed to ensure that disclosure of information about portfolio securities is in the best interests of the Fund, including the procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Fund’s Advisor; Sub-Advisor; Distributor; or any affiliated person of the Fund, the Advisor, or the principal underwriter, on the other.
Codes of Ethics.    In order to mitigate the possibility that the Fund will be adversely affected by personal trading, the Trust, First Trust, the Sub-Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the CCO or his or her designee. These Codes of Ethics are on public file with, and are available from, the SEC.
Purchase and Redemption of Fund Shares
As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.
Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and service expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among the Fund’s classes of shares. There are no conversion, preemptive or other subscription rights.
Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.
The minimum initial investment is $2,500 per Fund share class ($750 for a Traditional/Roth IRA account, $500 for an Education IRA account and $250 for accounts opened through fee-based programs). Subsequent investments have a minimum of $50. There are no minimums for purchases or exchanges into the Fund through employer-sponsored retirement plans. Class I shares have a minimum investment of $1 million for certain investors. Class I shares are also available for purchase in minimum amounts of $250 or more for accounts of clients of financial intermediaries who charge an ongoing fee for advisory, investment, consulting or similar services (“wrap” accounts). The Fund reserves the right to reject purchase orders and to waive or increase the minimum investment requirements.
The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.
Shares will be registered in the name of the investor’s financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor’s behalf.
For more information on the procedure for purchasing shares of the Fund and on the special purchase programs available thereunder, see the sections entitled “Investment in Fund Shares” and “Account Services” in the Fund’s Prospectus.
The Fund does not issue share certificates.
Class A Shares
Class A shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus.
Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A shares also are subject to an annual service fee of 0.25%. See the section entitled “Distribution and Service Plans.” Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase on October 31, 2019 of Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.
First Trust Preferred Securities and Income Fund
Net Asset Value per Share	$22.07
Per Share Sales Charge—4.50% of public offering price	1.04
Per Share Offering Price to the Public	$23.11
The Fund receives the entire net asset value of all Class A shares that are sold.
Elimination of Up-Front Sales Charge on Class A Shares
Class A shares of the Fund may be purchased at net asset value without a sales charge by the following categories of investors:
•	investors purchasing $1,000,000 or more (FTP may pay financial intermediaries on Class A sales of $1 million and above up to 1.00% of the purchase amounts);
•	reinvestment of distributions from Class A Shares of the Fund;
•	officers, trustees and former trustees of the First Trust non-ETF open-end funds;

•	bona fide, full-time and retired employees of First Trust, and FTP, and subsidiaries thereof, or their immediate family members (“immediate family members” are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons-and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings);
•	any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;
•	bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;
•	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and
•	clients of investment advisors, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.
Intermediary-Defined Sales Charge Waiver Policies
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & Raymond James affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•	Shares purchased in an investment advisory program.
•	Shares purchased within the family of First Trust Mutual Funds through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the family of First Trust Mutual Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C shares available at Raymond James
•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•	Breakpoints as described in this prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Janney Montgomery Scott LLC (“Janney”)
Effective May 1, 2020, shareholders purchasing Fund shares through a Janney brokerage account, will only be eligible for the following load waivers (front-end sales load waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Any Class A shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund. You or your financial advisor must notify FTP or the Fund’s transfer agent whenever you make a purchase of Class A shares of any Fund that you wish to be covered under these special sales charge waivers.
Class A shares of the Fund may be issued at net asset value without a sales charge in connection with the acquisition by the Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Fund.
The reduced sales charge programs may be modified or discontinued by the Fund at any time. For more information about the purchase of Class A shares or the reduced sales charge program, or to obtain the required application forms, call First Trust toll-free at (800) 621-1675.
Class C Shares
You may purchase Class C shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C shares are subject to an annual distribution fee of 0.75% to compensate FTP for paying your financial advisor an ongoing sales commission. Class C shares are also subject to an annual service fee of 0.25% to compensate financial intermediaries for providing you with ongoing financial advice and other account services. FTP compensates financial intermediaries for sales of Class C shares at the time of the sale at a rate of 1% of the amount of Class C shares purchased, which represents an advance of the first year’s distribution fee of 0.75% plus an advance on the first year’s annual service fee of 0.25%. See the section entitled “Distribution and Service Plan.” Purchase orders for shares on behalf of a single purchaser which equal or exceed $500,000 should be placed only for Class A shares, unless the purchase of another class of shares is determined to be suitable for the purchaser by the financial intermediary. It is the responsibility of the financial intermediary to review and approve as suitable purchases of Class C shares which equal or exceed this limit.
Automatic Conversion of Class C Shares to Class A Shares After 10-Year Holding Period. Beginning on March 1, 2019, Class C shares of the Fund that have been held for 10 years or more will automatically convert into Class A shares of the Fund and will be subject to Class A shares’ lower distribution and service (12b-1) fees. The conversion will occur on the basis of the relative net asset values of the two classes, meaning the value of your investment will not change, but the number of shares that you own may be higher or lower after the conversion.

After March 1, 2019, Class C shares of the Fund will convert automatically to Class A shares of the Fund on a monthly basis in the month of, or the month following, the 10-year anniversary of the Class C shares’ purchase date. Class C shares of the Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the conversion date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions.
Shareholders will not pay a sales charge, including a CDSC, upon the automatic conversion of their Class C shares to Class A shares. The automatic conversion of the Fund’s Class C shares into Class A shares after the 10-year holding period is not expected to be a taxable event for federal income tax purposes. Shareholders should consult with their tax advisor regarding the state and local tax consequences of such conversions.
Class C shares held through a financial intermediary in an omnibus account will be automatically converted into Class A shares only if the intermediary can document that the shareholder has met the required holding period. In certain circumstances, when shares are invested through retirement plans, omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares and the financial intermediary may not have the ability to track purchases to credit individual shareholders’ holding periods. This primarily occurs when shares are invested through certain record keepers for group retirement plans, where the intermediary cannot track share aging at the participant level. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. In these circumstances, it is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. In circumstances where a financial intermediary is unable to track or substantiate the holding period of a Class C shareholder, such shareholder will remain holding Class C shares and will be ineligible to have their shares converted to Class A pursuant to this automatic conversion program. Please consult with your financial intermediary about your shares’ eligibility for this conversion feature.
Also beginning on March 1, 2019, new accounts or plans may not be eligible to purchase Class C shares of the Fund if it is determined that the intermediary cannot track shareholder holding periods to determine whether a shareholder’s Class C shares are eligible for conversion to Class A shares. Accounts or plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before March 1, 2019, may continue to open accounts for new participants in that share class and purchase additional shares in existing participant accounts. The Fund has no responsibility for overseeing, monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion.
Customers of Raymond James (as defined below) may be eligible for an exchange of Class C Shares for Class A shares, less the applicable sales charge, shares after holding their Class C Shares for eight (8) years. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.
Reduction or Elimination of Class A and Class C Contingent Deferred Sales Charge
Class A shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, a CDSC of 1% may be imposed on any redemption within 12 months of purchase. Class C shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C shares that are redeemed within 12 months of purchase (except in cases where the shareholder’s financial advisor agreed to waive the right to receive an advance of the first year’s distribution and service fee).
In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another First Trust non-ETF open-end fund. The holding period is calculated on a monthly basis and begins on the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. FTP receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of the Fund’s shares subject to a sales charge are reinvested in shares of certain funds within a specified number of days; (vii) redemptions in connection with the exercise of the Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board of Trustees has determined may have material adverse consequences to the Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A shares could be purchased at net asset value without a sales charge; (x) redemptions of Class A or Class C shares if the proceeds are transferred to an account managed by an affiliated advisor and the advisor refunds the advanced service and distribution fees to FTP; and (xi) redemptions of Class C shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your advisor consents up front to receiving the appropriate service and distribution fee on the Class C shares on an ongoing basis instead of having the first year’s fees advanced by FTP. If the Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Fund will comply with the requirements of Rule 22d-1 under the 1940 Act.
In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59½, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59½; and (ii) for redemptions to satisfy required minimum distributions after age 72 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s First Trust IRA accounts).
Class F Shares
You may purchase Class F shares of the Fund at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class F shares are subject to an annual service fee of 0.15% to compensate FTP for providing ongoing services. See “Distribution and Service Plan.” Class F shares are generally available to investors participating in fee-based programs that have (or whose trading agents have) an agreement with FTP and to certain investors that are clients of certain registered investment advisors that have an agreement with FTP, if it so deems appropriate.
Class I Shares
Class I shares are available for purchases of $1 million or more directly from the Fund and for purchases using dividends and capital gains distributions on Class I shares. Class I shares may also be available for purchase in amounts of less than $1 million by the following categories of investors:
•	officers, trustees and former trustees of any First Trust non-ETF open-end fund and their immediate family members and officers, directors and former directors of any parent company of First Trust or FTP, affiliates and subsidiaries thereof and their immediate family members (“immediate family members” are defined as spouses, parents, children, grandparents, grandchildren, parents in law, sons and daughters in laws, siblings, a sibling’s spouse and a spouse’s siblings);
•	certain employees, officers, directors and affiliates of the Sub-Advisor;
•	bona fide, full-time and retired employees of First Trust or FTP, and subsidiaries thereof, or their immediate family members;

•	any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;
(Any shares purchased by investors falling within any of the first three categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the applicable Fund.)
•	bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;
•	investors purchasing through a periodic fee or asset- based fee program which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with FTP;
•	fee paying clients of a registered investment advisor (“RIA”) who invest in First Trust non-ETF open-end funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company with which the RIA is not affiliated and which has not entered into an agreement with FTP; and employer sponsored retirement plans, except SEPs, SAR SEPs, SIMPLE IRAs and KEOGH plans.
Class I shares are also available for purchase in minimum amounts of $250 or more for accounts of clients of financial intermediaries who charge an ongoing fee for advisory, investment, consulting or similar services (“wrap” accounts).
Class I shares may be available to investors that purchase shares through financial intermediaries that, acting as agents on behalf of their customers, directly impose on shareholders sales charges or transaction fees (i.e., commissions) determined by the financial intermediary related to the purchase of Class I shares. These charges and fees are not disclosed in the prospectus or statement of additional information. Such purchases are not subject to the Class I minimum purchase requirements disclosed in the prospectus or statement of additional information. Shares of the Fund are available in other share classes that have different fees and expenses.
If you are eligible to purchase either Class A, Class C, Class F or Class I shares without a sales charge at net asset value, you should be aware of the differences between these four classes of shares. Class A, Class C and Class F shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I shares are not subject to a distribution or service fee and, consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries. In choosing among Class A shares, Class C shares, Class F shares and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A, Class C and Class F shares.
Class R3 Shares
The Fund currently offers Class R3 shares. Class R3 shares are available for purchase at the offering price, which is the net asset value per share without any up-front sales charge. Class R3 shares are subject to annual distribution and service fees of 0.50% of the Fund’s average daily net assets, comprised of a 0.25% service (12b-1) fee and a 0.25% distribution fee. The annual 0.25% service fee compensates your financial advisor and/or associated financial intermediaries for providing ongoing service to you. The annual 0.25% distribution fee compensates FTP for paying your financial advisor and/or associated financial intermediaries an ongoing sales commission.
Class R3 shares are only available for purchase by certain retirement plans that have an agreement with FTP to utilize R3 shares in certain investment products or programs (collectively, “Retirement Plans”). Eligible retirement plans include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored and individual 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and health care benefit funding plans. In addition, Class R3 shares are available to retirement plans where Class R3 shares are held on the books of the Fund through omnibus accounts (either at the retirement plan level or at the level of the retirement plan’s financial intermediary). Class R3 shares are also available to traditional and Roth IRAs, Coverdell Education Saving Accounts, SEPs, SAR-SEPs and simple IRAs.
The administrator of a retirement plan or employee benefits office can provide plan participants with detailed information on how to participate in the retirement plan and how to elect the Fund as an investment option. Retirement plan participants may be permitted to elect different investment options, alter the amounts contributed to the retirement plan, or change how contributions are allocated among investment options in accordance with the retirement plan’s specific provisions. The retirement plan administrator or employee benefits office should be consulted for details. For questions about their accounts, participants should contact their employee benefits office, the retirement plan administrator, or the organization that provides recordkeeping services for the retirement plan.
Eligible retirement plans may open an account and purchase Class R3 shares directly from the Fund or by contacting any financial intermediary authorized to sell Class R3 shares of the Fund. Financial intermediaries may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by retirement plan accounts and their retirement plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial intermediaries may also perform other functions, including generating confirmation statements, and may arrange with retirement plan administrators for other investment or administrative services. Financial intermediaries may independently establish and charge retirement plans and retirement plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, retirement plans may charge retirement plan participants for certain expenses. These fees and additional amounts could reduce investment returns in Class R3 shares of the Fund.
Financial intermediaries and retirement plans may have omnibus accounts and similar arrangements with a Fund and may be paid for providing shareholder servicing and other services. A financial intermediary or retirement plan may be paid for its services directly or indirectly by the Fund or FTP. FTP may pay a financial intermediary an additional amount for sub-transfer agency or other administrative services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semiannual reports and shareholder notices and other required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals, automated investment plans and shareholder account registrations. Your retirement plan may establish various minimum investment requirements for Class R3 shares of the Fund and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R3 shares or the reinvestment of dividends. Retirement plan participants should contact their retirement plan administrator with respect to these issues. This SAI should be read in conjunction with the retirement plan’s and/or the financial intermediary’s materials regarding their fees and services.
Shareholder Programs
Exchange Privilege.    You may exchange shares of a class of the Fund for shares of the same class of any other First Trust non-ETF open-end fund with reciprocal exchange privileges, at net asset value without a sales charge, by contacting your financial advisor. You may also, under certain limited circumstances, exchange between certain classes of shares of the Fund if, after you purchased your shares, you became eligible to purchase a different class of shares; however, the Advisor, the Distributor or any of their affiliates may exchange between classes of shares of the Fund at any time. An exchange between classes of shares of the Fund may not be considered a taxable event; please consult your own tax advisor for further information. An exchange between classes of shares of the Fund may be done in writing to the address stated above.
If you exchange shares between different First Trust non-ETF open-end funds and your shares are subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares. If you exchange between classes of shares of the Fund and your original shares are subject to a CDSC, the CDSC will be assessed at the time of the exchange.
In addition, you may exchange Class I shares of the Fund for Class A shares of the Fund or Class A shares of either First Trust/Confluence Small Cap Value Fund or First Trust Short Duration High Income Fund, each a series of the Trust, without a sales charge if the current net asset value of those Class I shares is at least $5,000 or you already own Class A shares of the Fund or other series of the Trust.
The shares to be purchased through an exchange must be offered in your state of residence. The total value of exchanged shares must at least equal the minimum investment requirement of the First Trust non-ETF open-end fund being purchased. For federal income tax purposes, an exchange between different First Trust non-ETF open-end funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the First Trust non-ETF open-end fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. The exchange privilege may be modified or discontinued by the Fund at any time.

The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See the section entitled “Frequent Trading Policy” below.
Reinstatement Privilege.    If you redeemed Class A or Class C shares of the Fund or any other First Trust non-ETF open-end fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.
Suspension of Right of Redemption.    The Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the SEC so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the SEC by order may permit for protection of Fund shareholders.
Redemption In-Kind.    The Fund has reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Fund have no present intention to redeem in-kind.
Frequent Trading Policy
The Fund is intended as a long-term investment and not as a short-term trading vehicle. At the same time, the Fund recognizes the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. The Trust has adopted the following frequent trading policy (the “Frequent Trading Policy” or the “Policy”) that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.
1.	Definition of Round Trip. A “Round Trip” trade is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.
2.	Round Trip Trade Limitations. The Trust limits the frequency of Round Trip trades that may be placed in the Fund. Subject to certain exceptions noted below, the Fund limits an investor to two Round Trips per trailing 90-day period and may also restrict the trading privileges of an investor who makes a Round Trip within a 30-day period where the purchase and redemption are of substantially similar dollar amounts.
3.	Enforcement. Trades placed in violation of the foregoing policies are subject to rejection or cancellation by the Trust. The Trust may also bar an investor (and/or an investor’s financial advisor) who has violated these policies from opening new accounts with the Fund and may restrict the investor’s existing account(s) to redemptions only. The Trust reserves the right, in its sole discretion, to (a) interpret the terms and application of this Policy, (b) waive unintentional or minor violations (including transactions below certain minimum thresholds) if it determines that doing so does not harm the interests of Fund Shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.
The Trust reserves the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if it determines, in its sole discretion that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Fund. The Trust may modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.
The ability of the Trust to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Trust’s Frequent Trading Policy. In addition, the Trust may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Trust believes that the policy is reasonably designed to prevent market timing that is detrimental to the Fund. Such policy may be more or less restrictive than the Trust’s Policy. The Trust cannot ensure that these financial intermediaries will in all cases apply the Trust’s policy or their own policies, as the case may be, to accounts under their control.
The CCO is authorized to set and modify the above-described parameters at any time as required to prevent adverse impact of frequent trading activity on Fund shareholders.
Exclusions from the Frequent Trading Policy
As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Trust confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the Fund shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of Fund shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law or Fund Policy; (viii) redemptions in connection with a payment of account or plan fees; (ix) redemptions or exchanges by any “fund of funds” advised by First Trust; and (x) redemptions in connection with the exercise of the Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board has determined may have material adverse consequences to the shareholders of the Fund.
In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59½; (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination, transfer to another employer’s plan or IRA or changes in a plan’s recordkeeper; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59½; and (ii) redemptions to satisfy required minimum distributions after age 72 from an IRA account.
General Matters
The Fund may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity securities, equity and debt securities, or equity and municipal securities.
To help advisors and investors better understand and more efficiently use the Fund to reach their investment goals, the Fund may advertise and create specific investment programs and systems. For example, this may include information on how to use the Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. The Fund may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Fund to meet these and other specific investor needs.
The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Fund’s net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day’s share price; orders accepted after the close of trading will receive the next business day’s share price.

Distribution and Service Plan
The Fund has adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which provides that Class C and Class R3 shares are subject to an annual distribution fee, and that Class A, Class C, Class F and Class R3 shares are subject to an annual service fee. Class I shares are not subject to either distribution or service fees.
The distribution fee applicable to Class C and Class R3 shares under the Fund’s Plan will be payable to compensate FTP for services and expenses incurred in connection with the distribution of Class C and Class R3 shares, respectively. These expenses include payments to financial intermediaries, including FTP, who are brokers of record with respect to the Class C and Class R3 shares, as well as, without limitation, expenses of printing and distributing Prospectuses to persons other than current shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class C and Class R3 shares, certain other expenses associated with the distribution of Class C and Class R3 shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.
The Fund incurred 12b-1 fees pursuant to the Plan in the amounts set forth in the table below. 12b-1 fees are calculated and accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine. As noted above, no 12b-1 fees are paid with respect to Class I shares. For the period below, substantially all of the 12b-1 service fees on Class A and Class F shares were paid out as compensation to financial intermediaries for providing services to shareholders relating to their investments. To compensate for commissions advanced to financial intermediaries, substantially all 12b-1 fees on Class C and Class R3 shares during the first year following a purchase are retained by the Distributor. After the first year following a purchase, 12b-1 fees on Class C and Class R3 shares are paid to financial intermediaries.
12b-1 Fees Incurred by the Fund
Class	Fiscal Year Ended October 31, 2019
Class A	$83,404
Class C	$586,589
Class F	$7,539
Class I	N/A
Class R3	$3,690
The service fee applicable to Class A, Class C, Class F and Class R3 shares under the Fund’s Plan will be payable to financial intermediaries in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.
The Fund may pay up to 0.25 of 1% per year of the average daily net assets of Class A shares as a service fee under the Plan as applicable to Class A shares. The Fund may pay up to 0.25 of 1% per year of the average daily net assets of Class C shares as a service fee and up to 0.75 of 1% per year of the average daily net assets of Class C shares under the Plan as applicable to Class C shares as a distribution fee. The Fund may pay up to 0.15 of 1% per year of the average daily net assets of Class F shares as a service fee under the Plan as applicable to Class F shares. The Fund may pay up to and 0.25 of 1% per year of the average daily net assets of Class R3 shares as a service fee and up to 0.25 of 1% per year of the average daily net assets of Class R3 shares under the Plan as applicable to Class R3 shares as a distribution fee. The distribution fees applicable to Class C shares and Class R3 shares constitute asset- based sales charges whose purpose is the same as an up-front sales charge.
Under the Fund’s Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the Independent Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the Independent Trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the Independent Trustees of the Trust will be committed to the discretion of the Independent Trustees then in office.
Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.
As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.
The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).
To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.
As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.
Distributions
Dividends paid out of the Fund's investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances. The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend. Some portion of the ordinary income distributions that are attributable to dividends received by the Fund from shares in certain real estate investment trusts may be designated by the Fund as eligible for a deduction for qualified business income, provided certain holding period requirements are satisfied.
Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.
Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.
Shareholders will be notified annually as to the U.S. federal income tax status of distributions and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.
Sale or Exchange of Fund Shares
Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.
Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.
Nature of Fund Investments
Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.
Futures Contracts and Options
The Fund's transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out); and (ii) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.
Investments in Certain Foreign Corporations
If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.
Backup Withholding
The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.
Non-U.S. Shareholders
U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.
In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. This withholding tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
Income Not Effectively Connected.    If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.
Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.
Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.
In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.
Income Effectively Connected.    If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
Capital Loss Carry-forward
Under the Regulated Investment Company Modernization Act of 2010, net capital losses of the Fund incurred in taxable years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. To the extent that these loss carry-forwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. As of October 31, 2019, the Fund had net capital losses for federal income tax purposes shown in the table below. The Fund is subject to certain limitations, under U.S. tax rules, on the use of capital loss carry-forwards and net unrealized built-in losses. These limitations generally apply when there has been a 50% change in ownership.
Total Non-Expiring Capital Loss Available
$9,917,536
Other Taxation
Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
Determination of Net Asset Value
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”
The per-share net asset value of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Under normal circumstances, daily calculation of the net asset value will utilize the last closing sale price of each security held by the Fund at the close of the market on which such security is principally listed. In determining net asset value, portfolio securities for the Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:
(1)	Common stocks and other equity securities listed on any national or foreign exchange other than Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last sale price on the exchange on which they are principally traded, or the official closing price for Nasdaq and AIM securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the Business Day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
(2)	Shares of open-end funds are valued at fair value which is based on NAV per share.
(3)	Securities traded in the OTC market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
(4)	Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. OTC options and futures contracts are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at their closing bid price.
(5)	Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the 30, 60, 90 and 180-day forward rates provided by a pricing service or by certain independent dealers in such contracts.
In addition, the following types of securities will be fair valued by the Fund accounting agent as follows:
(1)	Fixed-income securities, preferred and hybrid securities, convertible securities, interest rate swaps, credit default swaps, total return swaps, currency swaps, currency-linked notes, credit-linked notes and other similar instruments will be fair valued using a pricing service.
(2)	Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

(i)	the credit conditions in the relevant market and changes thereto;
(ii)	the liquidity conditions in the relevant market and changes thereto;
(iii)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
(iv)	issuer-specific conditions (such as significant credit deterioration); and
(v)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
(3)	Repurchase agreements will be valued as follows. Overnight repurchase agreements will be fair valued at amortized cost when it represents the best estimate of fair value. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be fair valued by the Advisor’s Pricing Committee at the average of the bid quotations obtained daily from at least two recognized dealers.
If the Advisor’s Pricing Committee has reason to question the accuracy or reliability of a price supplied or the use of the amortized cost methodology, the Advisor’s Pricing Committee shall determine if “it needs to fair value” such portfolio security pursuant to established valuation procedures. From time to time, the Advisor’s Pricing Committee will request that the Fund accounting agent submit price challenges to a pricing service, usually in response to any updated broker prices received.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or is likely to make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. Fair value prices represent any prices not considered market value prices and are either obtained from a pricing service or are determined by the Advisor’s Pricing Committee. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from pricing services. If no market price or official close price is available from either a pricing service or no quotations are available from one or more brokers or if the Advisor’s Pricing Committee has reason to question the reliability or accuracy of a price supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market prices/quotations are not readily available will be determined by the Advisor’s Pricing Committee in a manner that most appropriately reflects fair market value of the security on the valuation date, based on a consideration of all available information. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange.
Because foreign markets may be open on different days than the days during which a shareholder may purchase the shares of the Fund, the value of the Fund’s investments may change on the days when shareholders are not able to purchase the shares of the Fund. For foreign securities, if an extraordinary market event occurs between the time the last “current” market quotation is available for a security in the Fund’s portfolio and the time the Fund’s net asset value is determined and calls into doubt whether that earlier market quotation represents fair value at the time the Fund’s net asset value is determined, the Fund accounting agent will immediately notify the Advisor’s Pricing Committee and the Advisor’s Pricing Committee shall determine the fair valuation. For foreign securities, the Advisor’s Pricing Committee may seek to determine the “fair value” of such securities by retaining a pricing service to determine the value of the securities.
Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.
Dividends and Distributions
Dividend Reinvestment Service.    Unless you request otherwise, the Fund reinvests your dividends and capital gain distributions in additional Fund shares of the same class of shares with respect to which such dividends or distributions are paid. If you do not want your dividends and capital gain distributions reinvested in Fund shares in this manner, you may contact your financial advisor to request that your dividends and capital gain distributions be paid to you by check or deposited directly into your bank account. If adequate information is not received from a shareholder or its financial advisor to permit the Fund to direct reinvestment proceeds into the account from which they were paid, the Fund reserves the right to redirect such amounts into the appropriate account at a later date. For further information, contact your financial advisor or call First Trust Funds at (800) 621-1675.
Miscellaneous Information
Counsel.     Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is counsel to the Trust.
Independent Registered Public Accounting Firm.    Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the Fund's independent registered public accounting firm. The firm audits the Fund's financial statements and performs other related audit services.
Financial Statements
The audited financial statements and notes thereto for the Fund, contained in the Annual Report to Shareholders dated October 31, 2019, are incorporated by reference into this Statement of Additional Information and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report also appears in the Annual Report and are also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. The Annual Report is available without charge by calling (800) 621-1675 or by visiting the SEC's website at www.sec.gov.

Exhibit A—Principal Holders Table
NAME OF BENEFICIAL OWNER	% OF OUTSTANDING SHARES OWNED
FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
CLASS A
Morgan Stanley Smith Barney LLC	27.78%
UBS Financial Services Inc.	19.46%
Charles Schwab & Co Inc.	18.37%
Pershing LLC	9.26%
National Financial Services LLC	7.23%
Raymond James & Associates Inc.	7.19%
CLASS C
Morgan Stanley Smith Barney LLC	45.86%
UBS Financial Services Inc.	20.13%
Pershing LLC	7.58%
Charles Schwab & Co Inc.	7.38%
LPL Financial Corporation	6.21%
Raymond James & Associates Inc.	5.62%
CLASS F
Raymond James & Associates Inc.	77.56%
National Financial Services LLC	13.01%
Wells Fargo Clearing Svcs LLC	9.14%
CLASS I
Morgan Stanley Smith Barney LLC	33.61%
National Financial Services LLC	16.97%
UBS Financial Services Inc.	16.33%
Charles Schwab & Co Inc.	9.10%
SEI Private Trust Company	8.89%
Pershing LLC	6.60%
CLASS R3
UBS Financial Services Inc.	43.88%
First Trust Portfolios L.P.	34.75%
Morgan Stanley Smith Barney LLC	21.37%
(1)	Charles Schwab & Co Inc.: 2423 East Lincoln Drive, Phoenix, Arizona 85016
(2)	First Trust Portfolios L.P.: 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187
(3)	LPL Financial Corporation: 1055 LPL Way, Fort Mill, South Carolina 29715
(4)	Morgan Stanley Smith Barney LLC: 1300 Thames Street 6th Floor, Baltimore, Maryland 21231
(5)	National Financial Services LLC: 499 Washington Boulevard, Jersey City, New Jersey 07310
(6)	Pershing LLC: One Pershing Plaza, Jersey City, New Jersey 07399
(7)	Raymond James & Associates Inc.: 880 Carillon Parkway, St. Petersburg, FL 33716
(8)	SEI Private Trust Company: One Freedom Valley Drive, Oaks, Pennsylvania 19456
(9)	UBS Financial Services Inc.: 1000 Harbor Boulevard, Weehawken, New Jersey 07086
(10)	Wells Fargo Clearing Services LLC: 2801 Market Street H0006-09B, St. Louis, Missouri 63103
A-1

Exhibit B—Proxy Voting Guidelines
Stonebridge Advisors LLC
Proxy Voting Policies (Revised December 2018)
General Policy.
The preferred securities in which we generally invest do not normally carry proxy voting rights, and we do not anticipate acquiring equity securities that have such rights. But in the event that a proxy vote is solicited on a security held in client portfolios, Stonebridge will strive to cast its vote in the best economic interests of the client, following the Proxy Voting Guidelines detailed below.
Clients may obtain a copy of Stonebridge’s Proxy Voting Policy as well as information relating to how proxies were voted.
Proxy Voting Guidelines.
We will normally vote proxies in accordance with the following guidelines unless we determine that it is in the best economic interests of our clients do otherwise:
•	We will consider the proposal’s expected impact on shareholder value and will not consider any benefit to us, our employees or affiliates.
•	We consider the reputation, experience and competence of a company’s management when we evaluate the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. Therefore, on most issues, we cast our votes in accordance with management’s recommendations. However, when we believe management’s position on a particular issue is not in the best interests our clients, we will vote contrary to management’s recommendation.
•	With respect to a company’s board of directors, we believe there should be a majority of independent directors on company boards, and that audit, compensation and nominating committees should consist solely of independent directors. Therefore, we will normally vote in favor of proposals that insure such independence.
•	With respect to auditors, we believe that the relationship between a public company and its auditors should be limited primarily to the audit engagement, and we will normally vote in favor of proposals to prohibit or limit fees paid to auditors for any services other than auditing or closely-related activities that do not raise any appearance of impaired independence.
•	With respect to equity-based compensation plans, we believe that appropriately designed plans approved by a company’s shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we will normally vote against plans that substantially dilute our ownership interest in the company or provide participants with excessive awards. We will also normally vote in favor of proposals to require the expensing of options.
•	With respect to shareholder rights, we believe that all shareholders of a company should have an equal voice and that barriers that limit the ability of shareholders to effect corporate change and to realize the full value of their investment are not desirable. Therefore, we will normally vote against proposals for supermajority voting rights, against the adoption of poison pill plans, and against proposals for different classes of stock with different voting rights.
•	With respect to “social responsibility” issues, we believe that matters related to a company’s day-to-day business operations are primarily the responsibility of management. We are focused on maximizing long-term shareholder value and will normally vote against shareholder proposals requesting that a company disclose or change certain business practices, unless we believe the proposal would have a substantial, positive economic impact on the company.
•	Sometimes a client will fund an account with in-kind securities. When this happens, we review the in-kind portfolio, retain those preferred and hybrid securities that fit Stonebridge’s strategies, and sell the rest to produce cash which can then be invested in the strategies. It may occur that a proxy vote solicitation is received on a security that was received in-kind and slated for sale without further analysis. It is our policy to abstain from voting on such securities as we have only transitory possession of them.
•	In other circumstances, we may also decide to abstain from voting a particular proxy.
Responsibility.
The CCO or his designee is responsible for the administration of the proxy voting policy.
B-1

The Chief Investment Officer or his designee is responsible for voting and submitting proxies and monitoring corporate actions of portfolio securities.
Implementation.
Implementation procedures are as follows:
•	A description of the Proxy Voting Policy is disclosed in Form ADV Part 2A, along with contact information for clients interested in requesting a copy of the policy.
•	An offer is made to all existing clients on an annual basis to allow them to request, at no charge, a copy of the Proxy Voting Policy.
•	When a proxy vote is required, the Chief Investment Officer or his designee will maintain documentation of all proxies/corporate action information that was received, records of how and when the proxies were voted.
•	Client requests for information regarding proxy votes or policies and procedures shall be forwarded to the CCO for a written response.
•	The CCO periodically reviews documentation maintained by the Chief Investment Officer to provide reasonable assurance that procedures are followed and proxies are being voted in the best interest of the clients.
Revised 12/27/2018
B-2

Exhibit C—Credit Rating Definitions
Standard & Poor’s
A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based, in varying degrees, on the following considerations:
1.	Likelihood of payment: capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
2.	Nature of and provisions of the obligation and the promise S&P imputes;
3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
The issue rating definitions are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB	An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC	An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty regardless of the anticipated time to default.
C-1

C	An obligation rated “C” is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D	An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Plus (+) or Minus (-):    The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Moody’s Investors Service, Inc.
A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows.
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.
LONG-TERM OBLIGATION RATINGS
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note:    Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Fitch Ratings
A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:
Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment
C-2

purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.
A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.
Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.
Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).
In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.
INTERNATIONAL LONG-TERM RATINGS
Issuer Credit Rating Scales
AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC	Substantial credit risk. Default is a real possibility.
CC	Very high levels of credit risk. Default of some kind appears probable.
C	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:
• the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
• the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
• Fitch otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
C-3

RD	Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
• the selective payment default on a specific class or currency of debt;
• the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
• the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
• execution of a distressed debt exchange on one or more material financial obligations.
D	Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
C-4

STATEMENT OF ADDITIONAL INFORMATION
Investment Company Act File No. 811-22452
First Trust Series Fund
FIRST TRUST SHORT DURATION HIGH INCOME FUND	TICKER SYMBOL
Class A	FDHAX
Class C	FDHCX
Class I	FDHIX
DATED MARCH 2, 2020
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated March 2, 2020, as it may be revised from time to time (the “Prospectus”), for First Trust Short Duration High Income Fund (the “Fund”), a series of First Trust Series Fund (the “Trust”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling toll free at (800) 621-1675.

The audited financial statements for the Fund's most recent fiscal year appear in the Fund's Annual Report to Shareholders dated October 31, 2019, which was filed with the Securities and Exchange Commission (the “SEC”) on January 8, 2020. The financial statements from the Annual Report are incorporated herein by reference. The Annual Report is available without charge by calling (800) 621-1675 or by visiting the SEC’s website at www.sec.gov.
i

General Description of the Trust and the Fund
The Trust was organized as a Massachusetts business trust on July 9, 2010 and is authorized to issue an unlimited number of shares in one or more series. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares in three series. This SAI relates to the Fund, which is a diversified series.
The Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. The Fund is classified as a diversified investment company. The Fund may not in the future operate in a non-diversified manner without first obtaining shareholder approval.
The Board of Trustees of the Trust (the “Board,”“Board of Trustees” or “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.
The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.
Each share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the share of that series will vote separately on such matter. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustee broad authority to approve reorganizations between the Fund and another entity or the sale of all or substantially all of the Fund’s assets, or the termination of the Trust or the Fund without shareholder approval if the 1940 Act would not require such approval.
The Declaration provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and to any By-laws adopted by the Trust. The Declaration provides that, except as set forth therein and authorized by the Trustees, shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust or the Fund with any service provider or other agent to or contractor with the Trust or the Fund including, without limitation, any third party beneficiary rights.
The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.
The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.
The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. In addition, the Declaration provides that actions that are derivative in nature may not be brought directly. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue
1

The requested action was not a good faith exercise of their business judgment on behalf of the Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholder bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.
The provisions of the Declaration provide that any direct or derivative action commenced by a shareholder must be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”). Except as prohibited by applicable law, if a shareholder commences an applicable action in a court other than a Chosen Court without the consent of the Fund, then such shareholder may be obligated to reimburse the Fund and any applicable Trustee or officer of the Fund made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action. The Declaration also provides that any shareholder bringing an action against the Fund waives the right to trial by jury to the fullest extent permitted by law.
The Trust is not required to and does not intend to hold annual meetings of shareholders.
Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations.
The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust, for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, as lead independent Trustee or as audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
The Declaration further provides that no provision of the Declaration will restrict any shareholder rights expressly granted by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended or the 1940 Act, or any rule, regulation or order of the Securities Exchange Commission thereunder.
The Fund is advised by First Trust Advisors L.P. (the “Advisor” or “First Trust”).
Investment Objectives and Policies
The Prospectus describes the investment objectives and certain policies of the Fund. The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Fund.
The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:
(1)	The Fund may not issue senior securities, except as permitted under the 1940 Act.
(2)	The Fund may not borrow money, except as permissible under the 1940 Act.
(3)	The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities.
2

(4)	The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
(5)	The Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the Fund's total assets.
(6)	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(7)	The Fund may not invest 25% or more of the value of its net assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
(8)	With respect to 75% of its total assets, the Fund may not purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer; or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if, immediately after such borrowing and at all times thereafter, the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33⅓% of the Fund's total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.
Except for restriction (2) above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).
The fundamental investment limitations set forth above limit the Fund's ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.
The Fund's investment objectives and the foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. Certain matters under the 1940 Act which must be submitted to a vote of the holders of the outstanding voting securities of a series or class, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series or class affected by such matter.
In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies and may be changed by the Board of Trustees.
Investment Strategies
The following information supplements the discussion of the Fund’s investment objectives, policies and strategies that appears in the Prospectus.
3

Types of Investments
Corporate Bonds. The Fund may invest in corporate bonds. Corporate bonds, also known as fixed-income securities, are debt obligations issued by corporations. Corporate bonds are generally used by corporations to borrow money from investors. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a corporate bond is unsecured, it is known as a debenture. Holders of corporate bonds, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the securities may be zero coupon fixed-income securities which pay no interest. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the holder of the bonds. Corporate bonds contain elements of both interest rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with changes in interest rates and may also be affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.
Delayed-Delivery Transactions. The Fund may from time to time purchase securities on a “when-issued” or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, the Fund does not remit payment to the issuer, no interest is accrued on debt securities and dividend income is not earned on equity securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of a decline in value of the Fund’s other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that net asset value will be adversely affected by purchases of securities in delayed-delivery transactions.
The Fund will earmark or maintain in a segregated account cash, U.S. government securities, and high-grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such earmarked or segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities earmarked or held in the segregated account as described above, sale of other securities, or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than the Fund’s payment obligation).
Although the Prospectus and this SAI describe certain permitted methods of segregating assets or otherwise “covering” certain transactions, such descriptions are not all-inclusive. The Fund may segregate against or cover such transactions using other methods permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder.
Derivatives. The Fund may invest in futures, total return swaps, non-U.S. currency swaps, loan credit default swaps, credit default swaps, options, puts, calls and other derivative instruments to seek to enhance return, to hedge some of the risks of its investments in securities, as a substitute for a position in the underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of the markets in which it invests), to manage cash flows, to limit exposure to losses due to changes to non-U.S. currency exchange rates or to preserve capital.
Fixed Income Investments and Cash Equivalents. Normally, the Fund invests substantially all of its assets to meet its investment objective. However, for temporary or defensive purposes, the Fund may invest in fixed income investments and cash equivalents in order to provide income, liquidity and to preserve capital.
Fixed income investments and cash equivalents held by the Fund may include, without limitation, the types of investments set forth below.
(1)	The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S.
4

government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal National Mortgage Association (“FNMA”). In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.
(2)	The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.
(3)	The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
(4)	The Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties that are deemed by the Advisor to present acceptable credit risks. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
(5)	The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
(6)	The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The Fund’s portfolio managers will consider
5

the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may invest in commercial paper only if it has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by First Trust to be of comparable quality.
(7)	The Fund may invest in shares of money market funds, as consistent with its investment objectives and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. It is possible for the Fund to lose money by investing in money market funds.
High Yield Securities. The Fund will invest in high yield securities, which are commonly referred to as “junk” bonds and are rated below investment grade at the time of purchase. The ratings of a rating agency represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. For purposes of determining whether a security is below-investment grade, the lowest available rating will be considered. If a security owned by the Fund is subsequently downgraded, the Fund will not be required to dispose of such security. If a downgrade occurs, the Advisor will consider what action, including the sale of such security, is in the best interests of the Fund. The Credit Rating Definitions as published by Standard & Poor’s, a division of The McGraw Hill Companies, Inc., Fitch Ratings and Moody’s Investors Service, Inc. are set forth in Exhibit C to this SAI.
Because the risk of default is higher for below investment grade securities than investment grade securities, the Advisor’s research and credit analysis will be an especially important part of managing securities of this type. The Advisor will attempt to identify those issuers of below investment grade securities whose financial condition the Advisor believes are adequate to meet future obligations or who have improved or are expected to improve in the future. The Advisor’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.
Illiquid Securities. The Fund may invest in illiquid securities (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For purposes of this restriction, illiquid securities may include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days, among others. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Advisor, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation under the Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act.
Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Advisor will report such occurrence to the Board of Trustees and take such steps as are deemed advisable to protect liquidity in accordance with the Fund’s liquidity risk management program.
Loans. The Fund may invest in fixed and floating rate loans (“Loans”). Loans may include senior floating rate loans (“Senior Loans”) and secured and unsecured loans, second lien or more junior loans and bridge loans (“Junior Loans”). Loans are typically arranged through private negotiations between borrowers in the United States or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“Obligors”) and one or more financial institutions and other lenders (“Lenders”). The Fund may invest in Loans by purchasing assignments of all or a portion of Loans (“Assignments”) or Loan participations (“Participations”) from third parties.
6

The Fund has direct rights against the Obligor on the Loan when it purchases an Assignment. Assignments are arranged through private negotiations between potential assignees and potential assignors. With respect to Participations, typically, the Fund will have a contractual relationship only with the Lender and not with the Obligor. The agreement governing Participations may limit the rights of the Fund to vote on certain changes which may be made to the Loan agreement, such as waiving a breach of a covenant. However, the holder of a Participation will generally have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.
A Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of Loan investors. The Agent typically administers and enforces the Loan on behalf of the other Loan investors in the syndicate. The Agent’s duties may include responsibility for the collection of principal and interest payments from the Obligor and the apportionment of these payments to the credit of all Loan investors. The Agent is also typically responsible for monitoring compliance with the covenants contained in the Loan agreement based upon reports prepared by the Obligor. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan investors. In the event of a default by the Obligor, it is possible, though unlikely, that the Fund could receive a portion of the borrower’s collateral. If the Fund receives collateral other than cash, any proceeds received from liquidation of such collateral will be available for investment as part of the Fund’s portfolio.
In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys or sells a Loan it may pay a fee. In certain circumstances, the Fund may receive a prepayment penalty fee upon prepayment of a Loan.
There may be instances in which the Fund is required to vote upon amendments to certain of the Loans in which it invests. In these cases, the Fund will attempt to ensure that such amendments are voted consistently and solely in the best interests of the Fund.
Investment Companies and Pooled Investment Vehicles. The Fund may invest in other pooled investment vehicles, including open-end or closed-end investment companies, other exchange-traded funds (“ETFs”) and business development companies that invest primarily in securities of the types in which the Fund may invest directly. An ETF is a fund that holds a portfolio of securities and trades on a securities exchange and its shares may, at times, at a premium or discount to its net asset value. As a shareholder in a pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other pooled investment vehicles. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. Other pooled investment vehicles may be leveraged, and the net asset value and market value of their securities will therefore be more volatile and the yield to shareholders will tend to fluctuate more than the yield of unleveraged pooled investment vehicles.
Non-U.S. Investments. The Fund may invest in non-U.S. securities, which may include securities denominated in non-U.S. currencies. Non-U.S. debt securities in which the Fund may invest include debt securities issued or guaranteed by companies organized under the laws of countries other than the United States (including emerging markets), debt securities issued or guaranteed by foreign, national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supranational governmental entities such as the World Bank or European Union. Non-U.S. debt securities also include U.S. dollar-denominated debt obligations, such as “Yankee Dollar” obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign debt securities also may be traded on foreign securities exchanges or in OTC capital markets. The Fund’s non-U.S. investments may be denominated in currencies other than the U.S. dollar. To the extent the Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, the Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Fund is authorized to enter into various currency exchange transactions.
Senior Loans. The Fund invests in Senior Loans, which consist generally of obligations of companies and other entities (collectively, “borrowers”) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other
7

general business purposes. Senior Loans are often obligations of borrowers who have incurred a significant percentage of debt compared to equity issued and thus are highly leveraged.
Senior Loans may be acquired by direct investment as a lender at the inception of the loan or by assignment of a portion of a loan previously made to a different lender or by purchase of a participation interest. If the Fund makes a direct investment in a Senior Loan as one of the lenders, it generally acquires the loan at or below par. This means the Fund receives a return at or above the full interest rate for the loan. If the Fund acquires its interest in Senior Loans in the secondary market or acquires a participation interest, the loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate of the loan. At times, the Fund may be able to invest in Senior Loans only through assignments or participations.
When the Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because the Fund usually does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders.
A participation interest represents a fractional interest in a loan held by the lender selling the Fund the participation interest. In the case of participations, the Fund will not have any direct contractual relationship with the borrower, the Fund’s rights to consent to modifications of the loan are limited and it is dependent upon the participating lender to enforce the Fund’s rights upon a default. The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.
The Fund may be subject to the credit of both the agent and the lender from whom the Fund acquires a participation interest. These credit risks may include delay in receiving payments of principal and interest paid by the borrower to the agent or, in the case of a participation, offsets by the lender’s regulator against payments received from the borrower. In the event of the borrower’s bankruptcy, the borrower’s obligation to repay the loan may be subject to defenses that the borrower can assert as a result of improper conduct by the agent.
Historically, the amount of public information available about a specific Senior Loan has been less extensive than if the loan were registered or exchange-traded.
The loans in which the Fund will invest will, in most instances, be Senior Loans, which are secured and senior to other indebtedness of the borrower. Each Senior Loan will generally be secured by collateral such as accounts receivable, inventory, equipment, real estate, intangible assets such as trademarks, copyrights and patents, and securities of subsidiaries or affiliates. The value of the collateral generally will be determined by reference to financial statements of the borrower, by an independent appraisal, by obtaining the market value of such collateral, in the case of cash or securities if readily ascertainable, or by other customary valuation techniques considered appropriate by the Advisor. The value of collateral may decline after the Fund’s investment, and collateral may be difficult to sell in the event of default. Consequently, the Fund may not receive all the payments to which it is entitled. By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. To the extent that the Fund invests in unsecured loans, if the borrower defaults on such loan, there is no specific collateral on which the lender can foreclose. If the borrower defaults on a subordinated loan, the collateral may not be sufficient to cover both the senior and subordinated loans.
Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as further described below. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Recent market conditions, including falling default rates among others, have led to increased prepayment frequency and loan renegotiations. These renegotiations are often on terms more favorable to borrowers. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive a prepayment penalty fee assessed against the prepaying borrower.
8

Senior Loans typically pay interest at least quarterly at rates, which equal a fixed percentage spread over a base rate such as the London Interbank Offered Rate (“LIBOR”). Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will reset. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such reset periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.
Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services.
The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.
Loan agreements may provide for the termination of the agent’s agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between the Fund and the borrower, become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in the net asset value.
Most borrowers pay their debts from cash flow generated by their businesses. If a borrower’s cash flow is insufficient to pay its debts, it may attempt to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in a bankruptcy proceeding, access to collateral may be limited by bankruptcy and other laws. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. If a court decides that access to collateral is limited or void, the Fund may not recover the full amount of principal and interest that is due.
A borrower must comply with certain restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of principal and interest, these covenants may include restrictions on the payment of dividends and other distributions to the borrower’s shareholders, provisions requiring compliance with specific financial ratios, and limits on total indebtedness. The agreement may also require the prepayment of the loans from excess cash flow. A breach of a covenant that is not waived by the agent (or lenders directly) is normally an event of default, which provides the agent and lenders the right to call for repayment of the outstanding loan. The typical practice of an agent or a loan investor in relying exclusively or primarily on reports from the borrower to monitor the borrower’s compliance with covenants may involve a risk of fraud by the borrower.
In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys or sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon prepayment of a Senior Loan. Other fees received by the Fund may include covenant waiver fees, covenant modification fees or other consent or amendment fees.
Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in Senior Loans, the Advisor may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Fund’s portfolio. Possession of such information may in some instances occur despite the Advisor’s efforts to avoid such possession, but in other instances the Advisor may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). The Advisor’s ability to trade in these Senior Loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on the Advisor’s ability to trade could have an adverse effect on the Fund by, for example,
9

preventing the Fund from selling a Senior Loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.
An increase in demand for Senior Loans may benefit the Fund by providing increased liquidity for such loans and higher sales prices, but it may also adversely affect the rate of interest payable on such loans acquired by the Fund and the rights provided to the Fund under the terms of the applicable loan agreement, and may increase the price of loans that the Fund wishes to purchase in the secondary market. A decrease in the demand for Senior Loans may adversely affect the price of loans in the Fund’s portfolio, which could cause the Fund’s net asset value to decline.
The Fund may acquire interests in Senior Loans, which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in Senior Loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. Bridge loans may have less liquidity than other Senior Loans that were issued to fund corporate purposes on a longer-term basis.
Although not anticipated in the normal course, the Fund may occasionally acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Fund’s purchase of a Senior Loan. The Fund may also acquire equity securities or credit securities (including non-dollar denominated equity or credit securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of the Advisor may enhance the value of a Senior Loan or would otherwise be consistent with the Fund’s investment policies. Such warrants and equity securities will typically have limited value and there is no assurance that such securities will ever obtain value.
Hedging Strategies
General Description of Hedging Strategies
The Fund may engage in hedging activities. First Trust may cause the Fund to utilize a variety of financial instruments, including options, forward contracts, futures contracts, options on futures contracts and shorting strategies and swap agreements to attempt to hedge the Fund’s holdings. The use such instruments is not a principal investment strategy of the Fund.
Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to “lock-in” realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the “CFTC”) and various state regulatory authorities. In addition, the Fund’s ability to use hedging instruments may be limited by tax considerations.
General Limitations on Futures and Options Transactions
The Fund limits its direct investments in futures, options on futures and swaps to the extent necessary for the Advisor to claim the exclusion from regulation as a “commodity pool operator” with respect to the Fund under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, the Fund limits its trading activity in futures, options on futures and swaps (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests: (i) aggregate initial margin and premiums required to establish its futures, options on futures and swap positions do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) aggregate net notional value of its futures, options on futures and swap positions does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.
The Advisor has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with respect to the Fund with the National Futures Association, the futures industry’s self-regulatory organization.
10

If First Trust were no longer able to claim the exclusion for the Fund, First Trust would be required to register as a “commodity pool operator,” and the Fund and First Trust would be subject to regulation under the Commodity Exchange Act (the “CEA”).
Asset Coverage for Futures and Options Positions
The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will earmark or set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities earmarked or held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.
Stock Index Options
The Fund may purchase stock index options, sell stock index options in order to close out existing positions, and/or write covered options on stock indices for hedging purposes. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the stock index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.
A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or the Value Line® Composite Index or a more narrow market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment. Options on stock indices are currently traded on the following exchanges: the Chicago Board Options Exchange, NYSE Amex Options, The Nasdaq Stock Market, LLC (“Nasdaq”) and the Philadelphia Stock Exchange.
The Fund’s use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indices will be subject to the ability of the Advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities, which would result in a loss on both such securities and the options on stock indices acquired by the Fund.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.
Certain Considerations Regarding Options
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.
11

The writing and purchasing of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.
Futures Contracts
The Fund may enter into futures contracts, including index futures as a hedge against movements in the equity markets, in order to hedge against changes on securities held or intended to be acquired by the Fund or for other purposes permissible under the CEA. The Fund’s hedging may include sales of futures as an offset against the effect of expected declines in stock prices and purchases of futures as an offset against the effect of expected increases in stock prices. The Fund will not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate futures exchanges in the United States are the Chicago Board of Trade and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.
An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.
Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate futures trading and to maintain the Fund’s open positions in futures contracts. A margin deposit is intended to ensure the Fund’s performance of the futures contract.
The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the futures contract being traded.
If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.
Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the future contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.
Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The day limit establishes the maximum amount that the price of a futures contract may vary either up or down from the
12

previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some investors to substantial losses.
There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
A public market exists in futures contracts covering a number of indices, including but not limited to, the S&P 500 Index, the S&P 100 Index, the NASDAQ-100 Index®, the Value Line® Composite Index and the NYSE Composite Index®.
Options on Futures
The Fund may also purchase or write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.
The Fund may use options on futures contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indices. The purchase of put options on futures contracts is analogous to the purchase of puts on securities or indices so as to hedge the Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities that are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.
As with investments in futures contracts, the Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. The Fund will earmark or set aside in a segregated account at the Fund’s custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be earmarked or placed in the segregated account whenever the total value of the earmarked or segregated assets falls below the amount due on the underlying obligation.
The risks associated with the use of options on futures contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund’s successful use of options on futures contracts depends on the Advisor’s ability to correctly predict the movement in prices of futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to the option. For additional information, see “Futures Contracts.” Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements, there might be increased participation by speculators in the futures markets. This participation also
13

might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading,” and other investment strategies might result in temporary price distortions.
Swap Agreements
A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.
Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.
Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.
A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will earmark assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will earmark assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.
Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.
Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.
Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in non-U.S. exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.
Credit Default Swaps. A credit default swap is similar to an insurance contract in that it provides the buyer with protection against specific risks. Most often, corporate bond investors buy credit default swaps for protection against a default by the
14

issuer of the corporate bond, but these flexible instruments can be used in many ways to customize exposure to corporate credit. Credit default swap agreements can mitigate risks in bond investing by transferring a given risk from one party to another without transferring the underlying bond or other credit asset. In a credit default swap agreement, one party “sells” risk and the counterparty “buys” that risk. The “seller” of credit risk, who also tends to own the underlying credit asset, pays a periodic fee to the risk “buyer.” In return, the risk “buyer” agrees to pay the “seller” a set amount if there is a default, or a credit event.
The Fund’s use of credit default swap agreements exposes the Fund to additional risks, including but not limited to, the credit and liquidity risk of a counterparty. If the credit quality of any such counterparty deteriorates, such counterparty may default on its obligations to make payments under the swap agreement. The Fund may also be exposed to liquidity risk because the market for credit default swaps are relatively illiquid and the Fund will generally not be permitted to terminate or assign its credit default swaps without the consent of the related counterparty and accordingly may not be able to terminate or assign such credit default swaps in a timely fashion and for a fair price, potentially restricting its ability to take advantage of market opportunities.
Short Sales
The Fund may take short positions in securities, which are often referred to as “short sales.” A short sale is a sale of a security the Fund has borrowed, with the expectation that the security will underperform the market. To settle the short sale transaction, the Fund buys the same security at a later date and returns it to the lender of the security. The Fund makes money on a short position if the market price of the security goes down after the short sale or if the market price of the securities it buys with the proceeds of the short sale increases more than that of the security sold short. Conversely, if the price of the security sold short goes up after the short sale, the Fund loses money because it has to pay more to replace the borrowed security than it received when it sold the security short. Short-selling is considered “leverage” and may involve substantial risk.
Portfolio Turnover
The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is bought and sold during a year is known as the Fund’s portfolio turnover rate. A portfolio turnover rate of 100% would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal year. A high portfolio turnover rate could result in the payment by the Fund of increased brokerage costs, expenses and taxes. The portfolio turnover rates for the Fund for the specified periods are set forth in the table below. Significant variations in portfolio turnover from year-to-year are generally the result of fluctuations in the size of the Fund or changes to the Fund’s portfolio holdings.
Portfolio Turnover Rate
Fiscal Year Ended October 31,
2019	2018
37%	97%
Investment Risks
The following risk disclosure supplements the discussion of the Fund’s investment risks that appears in the Prospectus.
Overview
An investment in the Fund should be made with an understanding of the risks that an investment in the Fund’s shares entails, including the risk that the financial condition of the issuers of the securities held by the Fund or the general condition of the securities market may worsen and the value of the securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in the Fund is not predictive of their future performance.
Derivatives Risk
The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk.
15

The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, when the Fund invests in certain derivative securities, including, but not limited to, when-issued securities, forward commitments, futures contracts and interest rate swaps, the Fund is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Fund’s shares and can result in losses that exceed the amount originally invested. The success of the Advisor’s derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Certain specific risks associated with an investment in derivatives may include: market risk, credit risk, correlation risk, liquidity risk, legal risk and systemic or “interconnection” risk, as specified below.
(1)	Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio managers’ judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund’s objectives, investment limitations and operating policies. In making such a judgment, the portfolio managers will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund’s overall investments and investment objectives.
(2)	Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately negotiated or over-the-counter (“OTC”) derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that First Trust reasonably believes are capable of performing under the contract.
(3)	Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.
(4)	Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair the Fund’s ability to sell
16

a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.
(5)	Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.
(6)	Systemic or “Interconnection” Risk. Systemic or “interconnection” risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.
High Yield Securities Risk
The Fund may invest in securities that are not rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”), registered with the SEC or any state securities commission or listed on any national securities exchange. To the extent that such high-yield securities are rated, they typically will be rated below-investment grade and are subject to an increased risk of default in the payment of principal and interest as well as other risks.
Liquidity Risk
Whether or not the securities held by the Fund are listed on a securities exchange, the principal trading market for certain of the securities may be in the OTC market. As a result, the existence of a liquid trading market for such securities may depend on whether dealers will make a market in the securities. There can be no assurance that a market will be made for any of the securities, that any market for such securities will be maintained or that there will be sufficient liquidity of the securities in any markets made. The price at which such securities are held by the Fund will be adversely affected if trading markets for the securities are limited or absent.
Non-U.S. Securities Risk
An investment in non-U.S. securities involves risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non-U.S. investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.
Passive Foreign Investment Companies Risk
The Fund may invest in companies that are considered to be “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income. Therefore, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is distributed to its shareholders in a timely manner. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.
17

Risk Factors of Loan Assignments and Participations
Loans are subject to the risks associated with debt obligations in general including interest rate risk, credit risk and market risk. When a loan is acquired from a lender, the risk includes the credit risk associates with the obligor of the underlying loan. The Fund may incur additional credit risk when the Fund acquires a participation in a loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the loan was acquired. To the extent that loans involve obligors in foreign or emerging markets, such loans are subject to the risks associated with foreign investments or investments in emerging markets in general.
Management of the Fund
Trustees and Officers
The general supervision of the duties performed for the Fund under the investment management agreement is the responsibility of the Board of Trustees. There are five Trustees of the Trust, one of whom is an “interested person” (as the term is defined in the 1940 Act) and four of whom are Trustees who are not officers or employees of First Trust or any of its affiliates (“Independent Trustees”). The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Trust’s investment advisor. The officers of the Trust manage its day-to-day operations and are responsible to the Board of Trustees. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an “interested person” (as that term is defined in the 1940 Act) (“Interested Trustee”) of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor to the Fund. The following table identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is c/o First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
TRUSTEE WHO IS AN INTERESTED PERSON OF THE TRUST
James A. Bowen (1) 1955	Chairman of the Board and Trustee	• Indefinite term • Since inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	172 Portfolios	None
INDEPENDENT TRUSTEES
Richard E. Erickson 1951	Trustee	• Indefinite term • Since inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	172 Portfolios	None
Thomas R. Kadlec 1957	Trustee	• Indefinite term • Since inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	172 Portfolios	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith 1956	Trustee	• Indefinite term • Since inception	President, Hibs Enterprises (Financial and Management Consulting)	172 Portfolios	Director of Trust Company of Illinois
18

Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Niel B. Nielson 1954	Trustee	• Indefinite term • Since inception	Senior Advisor (August 2018 to present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	172 Portfolios	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS OF THE TRUST
James M. Dykas 1966	President and Chief Executive Officer	• Indefinite term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
W. Scott Jardine 1960	Secretary and Chief Legal Officer	• Indefinite term • Since inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; and Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist 1970	Vice President	• Indefinite term • Since inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher 1966	Chief Compliance Officer and Assistant Secretary	• Indefinite term • Since January 2011 and since inception, respectively	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Donald P. Swade 1972	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin 1966	Vice President	• Indefinite term • Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor of the Fund.
Unitary Board Leadership Structure
Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee currently serves as a trustee of First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds with six portfolios advised by First Trust; First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund, First Trust Dynamic Europe Equity Income Fund, First Trust New Opportunities MLP & Energy Fund and First Trust Senior Floating Rate 2022 Target Term Fund, closed-end funds advised by First Trust; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, exchange-traded funds with 151 portfolios advised by First Trust (each a “First Trust
19

Fund” and collectively, the “First Trust Fund Complex”). None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates.
The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Trust, on behalf of the Fund, and the Advisor, is the responsibility of the Board of Trustees. The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Fund's investment advisor, sub-advisors and other service providers. The officers of the Trust manage the day-to-day operations and are responsible to the Board. The Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee, James A. Bowen, serves as the Chairman of the Board for each fund in the First Trust Fund Complex.
The same five persons serve as Trustees on the Board and on the Boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust Funds, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the Fund's business.
Annually, the Board reviews its governance structure and the committee structures, their performance and functions, and it reviews any processes that would enhance Board governance over the Fund's business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.
In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund's service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three-year term or until his or her successor is selected.
The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Fund's activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Dividend and Pricing Committee). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
The three Committee Chairmen and the Lead Independent Trustee rotate every three years in serving as Chairman of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee and immediately preceding Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.
The four standing committees of the First Trust Fund Complex are: the Executive Committee (and Dividend and Pricing Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust’s Declaration of Trust and By Laws. Such Committee is also responsible for the declaration and setting of dividends. Mr. Nielson, Mr. Bowen and Dr. Erickson are members of the Executive Committee. During the last fiscal year, the Executive Committee held twelve meetings.
The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are
20

ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. When a vacancy on the Board of Trustees occurs or is anticipated to occur and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to W. Scott Jardine, Secretary, at the Trust’s address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and to counsel to the Independent Trustees. During the last fiscal year, the Nominating and Governance Committee held four meetings.
The Valuation Committee is responsible for the oversight of the valuation procedures of the Fund (the "Valuation Procedures"), for determining the fair value of the Fund’s securities or other assets under certain circumstances as described in the Valuation Procedures and for evaluating the performance of any pricing service for the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the last fiscal year, the Valuation Committee held four meetings.
The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee. During the last fiscal year, the Audit Committee held seven meetings.
Executive Officers
The executive officers of the Trust hold the same positions with each fund in the First Trust Fund Complex (representing 172 portfolios) as they hold with the Trust, except Mr. Testin who is an executive officer of only the ETFs and open-end funds advised by First Trust.
Risk Oversight
As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk is performed primarily at the Board level in conjunction with the Advisor’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the committee level. The Advisor’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Fund's and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund's and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Fund’s major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust. The Valuation Committee monitors valuation risk and compliance with the Fund's Valuation Procedures and oversees the pricing services and actions by the Advisor’s Pricing Committee with respect to the valuation of portfolio securities.
Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Fund and its service providers have become more susceptible to potential operational risks through breaches
21

in cyber security (generally, intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity).  There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.
Board Diversification and Trustee Qualifications
As described above, the Nominating and Governance Committee of the Board oversees matters related to the selection and nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocation, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Advisor, underwriters or other service providers, including any affiliates of these entities.
Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.
Richard E. Erickson, M.D., is an orthopedic surgeon. He also has been President of Wheaton Orthopedics, a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee (2008–2009 and 2017–2019) and on the Executive Committee (2008–2009 and 2017–present), Chairman of the Nominating and Governance Committee (2003–2007 and 2014–2016), Chairman of the Audit Committee (2012–2013) and Chairman of the Valuation Committee (June 2006–2007 and 2010–2011) of the First Trust Funds. He currently serves as Chairman of the Valuation Committee (since January 1, 2020) of the First Trust Funds.
Thomas R. Kadlec is President of ADM Investor Services Inc. (“ADMIS”), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company (“ADM”). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and served as a member of ADM’s Integrated Risk Committee from 2008–2018, which was tasked with the duty of implementing and communicating enterprise-wide risk management. In 2014, Mr. Kadlec was elected to the board of the Futures Industry Association. In 2017, Mr. Kadlec was elected to the board of the National Futures Association. Mr. Kadlec has served as a Trustee of each First Trust Fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 through 2005 (and 2014–2019) until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007 (and 2014–2016). He also served as Chairman of the Valuation Committee (2008–2009 and 2017–2019), Chairman of the Audit Committee (2010–2011) and Chairman of the Nominating and Governance Committee (2012–2013). He currently serves as Chairman of the Audit Committee (since January 1, 2020) of the First Trust Funds.
Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas; five years as President and COO of ServiceMaster Management Services; and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster’s expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008–2009 and 2017–2019), Chairman of the Nominating and Governance Committee (2010–2011) and Chairman of the Valuation Committee (2014–2016) of the First Trust Funds. He served as Lead Independent Trustee and on the Executive Committee (2012–2016) and currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2020) of the First Trust Funds.
Niel B. Nielson, Ph.D., has been the Senior Advisor of Pelita Harapan Educational Foundation, a global provider of educational products and services since August 2018. Prior thereto, Mr. Nielson served as the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation for three years. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from June 2012 through September 2014. Mr. Nielson formerly served as President of Covenant College (2002–2012), and as a partner and trader (of options and futures contracts for hedging options) for
22

Ritchie Capital Markets Group (1996–1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. (“CRT”). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003–2006 and 2014–2016), Chairman of the Valuation Committee (2007–2008), Chairman of the Nominating and Governance Committee (2008–2009 and 2017–2019) and Lead Independent Trustee and a member of the Executive Committee (2010–2011). He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2020) of the First Trust Funds.
James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 35 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.
Effective January 1, 2020, the fixed annual retainer paid to the Independent Trustees is $255,000 per year and an annual per fund fee of $2,500 for each closed-end fund and actively managed fund, $750 for each defined outcome fund and $250 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex rather than being allocated pro rata based on each fund’s net assets. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Chairman of the Audit Committee or Valuation Committee are each paid $20,000 annually and the Chairman of the Nominating and Governance Committee is paid $10,000 annually to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Fund Complex based on its net assets.
The following table sets forth the compensation (including reimbursement for travel and out-of-pocket expenses) paid by the Fund and First Trust Fund Complex to each of the Independent Trustees for the fiscal year ended October 31, 2019 and the calendar year ended December 31, 2019, respectively. The Trust has no retirement or pension plans. The officers and Trustee who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by First Trust.
Name of Trustee	Total Compensation from the Fund (1)	Total Compensation from the First Trust Fund Complex (2)
Richard E. Erickson	$4,105	$458,125
Thomas R. Kadlec	$4,088	$451,450
Robert F. Keith	$4,094	$454,098
Niel B. Nielson	$4,062	$440,930
(1)	The compensation paid by the Fund to the Independent Trustees for the fiscal year ended October 31, 2019 for services to the Fund.
(2)	The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2019 for services to the 171 portfolios existing in 2019, which consisted of 7 open-end mutual funds, 15 closed-end funds and 149 exchange-traded funds.
The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2019:
Trustee	Dollar Range of Equity Securities in the Fund (Number of Shares Held)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the First Trust Fund Complex
Interested Trustee
James A. Bowen	None	Over $100,000
Independent Trustees
Richard E. Erickson	None	Over $100,000
Thomas R. Kadlec	None	Over $100,000
23

Trustee	Dollar Range of Equity Securities in the Fund (Number of Shares Held)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the First Trust Fund Complex
Robert F. Keith	None	Over $100,000
Niel B. Nielson	None	Over $100,000
As of December 31, 2019, the Independent Trustees of the Trust and their immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.
As of December 31, 2019, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.
The table set forth in Exhibit A shows the percentage ownership of each shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) who, as of January 31, 2020, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of the shares of the Fund (the “Principal Holders”). A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A party that controls the Fund may be able to significantly influence the outcome of any item presented to shareholders for approval.
Information as to the Principal Holders is based on the securities position listing reports as of January 31, 2020. The Fund does not have any knowledge of who the ultimate beneficiaries are of the shares.
Investment Advisor. First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities to the Fund subject to the policies of the Board of Trustees.
First Trust provides investment tools and portfolios for advisors and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.
First Trust acts as investment advisor for and manages the investment and reinvestment of the assets of the Fund. First Trust also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.
Pursuant to an investment management agreement between First Trust and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay First Trust an annual management fee equal to 0.65% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is included in the annual management fee.
The Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses. First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.00% of average daily net assets of any class of shares of the Fund until February 28, 2021 (the “Expense Cap”), and then 1.35% from March 1, 2021 to February 28, 2030. Fees waived or expenses borne by the investment advisor and sub-advisor are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by
24

the Fund at any time if it would result in the Fund’s expenses exceeding the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place.
Under the Investment Management Agreement, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement continues until two years after the initial issuance of Fund shares, and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to First Trust, or by First Trust on 60 days’ written notice to the Fund.
The following table sets forth the management fees (net of fee waivers and expense reimbursements, where applicable) paid by the Fund to First Trust, and the fees waived and expenses reimbursed by First Trust for the specified periods.
Amount of Management Fees (Net of Fee Waivers and Expense Reimbursements by First Trust)			Amount of Fees Waived and Expenses Reimbursed By First Trust
Fiscal Year Ended October 31,			Fiscal Year Ended October 31,
2019	2018	2017	2019	2018	2017
$1,228,887	$1,382,410	$1,476,443	$0	$0	$0
Portfolio Managers.    The portfolio managers are primarily responsible for the day-to-day management of the Fund.  Each portfolio manager is also a member of the First Trust Leveraged Finance Team (the “Leveraged Finance Team”) and serves as a portfolio manager of the Fund. There are currently three portfolio managers, as follows:
Name	Position with First Trust	Length of Service with First Trust	Principal Occupation During Past Five Years
William Housey, CFA	Managing Director of Fixed Income and Senior Portfolio Manager	Since 2010	Managing Director of Fixed Income, Senior Vice President and Senior Portfolio Manager First Trust Advisors L.P. and First Trust Portfolios L.P.
Jeffrey Scott, CFA	Senior Vice President, Deputy Credit Officer and Portfolio Manager	Since 2010	Senior Vice President, Deputy Credit Officer and Portfolio Manager, First Trust Advisors L.P. and First Trust Portfolios L.P.
Orlando Purpura, CFA	Senior Vice President, Chief Credit Officer and Portfolio Manager	Since 2013	Senior Vice President, Chief Credit Officer and Portfolio Manager, First Trust Advisors L.P. and First Trust Portfolios L.P; Portfolio Manager, Allstate Investments LLC
William Housey, CFA:  Mr. Housey joined First Trust in June 2010 as the Senior Portfolio Manager for the Leveraged Finance Investment Team and has 23 years of investment experience. Prior to joining First Trust, Mr. Housey was at Morgan Stanley Investment Management and its wholly owned subsidiary, Van Kampen Funds, Inc. for 11 years where he last served as Executive Director and Co-Portfolio Manager. Mr. Housey has extensive experience in the portfolio management of both leveraged and unleveraged credit products, including senior loans, high-yield bonds, credit derivatives and corporate restructurings. Mr. Housey received a B.S. in Finance from Eastern Illinois University and an M.B.A. in Finance as well as Management and Strategy from Northwestern University’s Kellogg School of Business. He also holds the FINRA Series 7, Series 52 and Series 63 licenses. Mr. Housey also holds the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago. Mr. Housey also serves on the Village of Glen Ellyn, IL Police Pension Board.
Jeffrey Scott, CFA, Senior Vice President, Deputy Credit Officer, Portfolio Manager:  Mr. Scott is Deputy Credit Officer for the Leveraged Finance Investment Team at First Trust Advisors L.P. He has 30 years of experience in the investment management industry and has extensive experience in credit analysis, product development, and product management. Prior to joining
25

First Trust, Mr. Scott served as an Assistant Portfolio Manager and as a Senior Credit Analyst for Morgan Stanley/Van Kampen from October 2008 to June 2010. As Assistant Portfolio Manager, Mr. Scott served on a team that managed over $4.0 billion of Senior Loan assets in three separate funds: Van Kampen Senior Loan Fund; Van Kampen Senior Income Trust; and Van Kampen Dynamic Credit Opportunities Fund. His responsibilities included assisting with portfolio construction, buy and sell decision making, and monitoring fund liquidity and leverage. Mr. Scott earned a B.S. in Finance and Economics from Elmhurst College and an M.B.A. with specialization in Analytical Finance and Econometrics and Statistics from the University of Chicago. He also holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.
Orlando Purpura, CFA:   Mr. Purpura joined First Trust in May 2013 as Chief Credit Officer of the Leveraged Finance Investment Team and has 30 years of investment industry experience. Prior to joining FTA, Mr. Purpura was at Allstate Investments LLC where he served as Portfolio Manager in the Equity Special Situations Group that invested in the public equity of companies in various stages of distress. Additionally, he also was a Portfolio Manager in the Private Placement Group where he completed corporate restructurings and workouts for troubled credits held in the investment portfolio. Prior to Allstate Investments, Mr. Purpura was a founding partner at Tall Tree Investment Management LLC, an institutional money manager that focuses on Senior Secured Bank Loans in structured finance vehicles. Before moving to Tall Tree, Mr. Purpura was a Senior Distressed Debt Analyst and Workout Specialist at Van Kampen Investments where he specialized in leading the credit oversight and trading strategy for workouts and restructurings across various industries. In the early 1990s, Mr. Purpura began his credit career at Sanwa Business Credit Corporation, a company that specialized in below investment grade non-traditional lending and leasing. Mr. Purpura received a B.S. in Finance from Elmhurst College and an M.B.A. in Finance from DePaul University. Mr. Purpura holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago. He also holds the Chartered Market Technician designation and is a member of the Market Technicians Association, Chicago Chapter.
As of October 31, 2019, none of the portfolio managers beneficially owned any shares of the Fund.
Compensation.    The portfolio managers are compensated with an industry competitive salary and a year-end discretionary bonus based on client service, asset growth and the performance of the Fund. Each portfolio manager’s performance is formally evaluated annually based on a variety of factors. Bonus compensation is primarily a function of the firm’s overall annual profitability and the individual portfolio manager’s contribution as measured by the overall investment performance of client portfolios in the strategy the portfolio manager manages relative to the strategy’s general benchmark.
Accounts Managed By Portfolio Managers
The portfolio managers manage the investment vehicles (other than the Fund) with the number of accounts and assets, as of the fiscal year ended October 31, 2019, set forth in the table below:
Portfolio Manager	Registered Investment Companies Number of Accounts ($ Assets)	Other Pooled Investment Vehicles Number of Accounts ($ Assets)	Other Accounts Number of Accounts ($ Assets)
William Housey	7 ($4,061,904,986)	2 ($49,909,721)	N/A
Jeffrey Scott	2 ($3,003,222,775)	N/A	N/A
Orlando Purpura	2 ($3,003,222,775)	N/A	N/A
Conflicts.    None of the accounts managed by the portfolio managers pay an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the portfolio manager's management of the Fund's investments and the investments of the other accounts managed by the portfolio managers. However, because the investment strategy of the Fund and the investment strategies of many of the other accounts managed by the portfolio managers are based on fairly mechanical investment processes, the portfolio managers may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Fund and other accounts managed by the portfolio managers generally result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the Fund and other accounts managed by the portfolio managers.
Brokerage Allocations
First Trust is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities,
26

and the allocation of portfolio brokerage and principal business. It is the policy of First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to First Trust and its clients. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers. Commissions will be paid on the Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay markups on principal transactions. In selecting broker-dealers and in negotiating commissions, First Trust considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of shares.
Section 28(e) of the 1934 Act permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Such brokerage and research services are often referred to as “soft dollars” or “commission sharing agreements.” Currently First Trust does not use soft dollars or commission sharing agreements, but may do so in the future.
Notwithstanding the foregoing, in selecting brokers, First Trust may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if First Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to First Trust or the Trust. In addition, First Trust must determine that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement provides that such higher commissions will not be paid by the Fund unless the Advisor determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to First Trust under the Investment Management Agreement would not be reduced as a result of receipt by First Trust of research services.
First Trust places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Fund effects its securities transactions may be used by First Trust in servicing all of its accounts; not all of such services may be used by First Trust in connection with the Fund. First Trust believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, First Trust believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by First Trust are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.
Brokerage Commissions
The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the specified periods. Significant variations in the amount the Fund paid in brokerage commissions from year-to-year are generally the result of fluctuations in the size of the Fund or changes to the Fund’s portfolio holdings.
27

Aggregate Amount of Brokerage Commissions
Fiscal Year Ended October 31,
2019	2018	2017
$0	$0	$48
During the last fiscal year, the Fund held securities of Morgan Stanley & Co. LLC, a regular broker or dealer of the Fund as defined in Rule 10b-1 under the 1940 Act. As of October 31, 2019, the Fund’s investment was 4.60% of the Fund’s net assets.
Administrator, Fund Accountant, Custodian, Transfer Agent and Distributor
Administrator and Fund Accountant. The Fund has appointed The Bank of New York Mellon Corporation ("BNYM"), located at 240 Greenwich Street, New York, New York 10286, to serve as the Fund’s administrator and provide the Fund with accounting services pursuant to a fund administration and accounting agreement (the “Administration and Accounting Services Agreement”). Under the Administration and Accounting Services Agreement, BNYM is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Fund. BNYM generally will assist in many aspects of the Trust’s and the Fund’s operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers), assist in preparing reports to shareholders or investors, prepare and file tax returns, supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities and supply supporting documentation for meetings of the Board.
Pursuant to the Administration and Accounting Services Agreement, the Trust on behalf of the Fund has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.
Pursuant to the Administration and Accounting Services Agreement, the Trust on behalf of the Fund has agreed to pay such compensation as is mutually agreed from time to time and such out-of-pocket expenses as incurred by BNYM in the performance of its duties. The following table sets forth the amounts paid by the Fund to BNYM under the Administration and Accounting Services Agreement for the specified periods set forth below.
Aggregate Amount Paid to Administrator
Fiscal Year Ended October 31,
2019	2018	2017
$113,076	$98,758	$177,431
Custodian.     The Trust has appointed BNYM to serve as the Fund's custodian pursuant to a custody agreement (the “Custody Agreement”). Pursuant to the terms of the Custody Agreement, BNYM is generally responsible for the safekeeping of the Fund's assets and performing various other administrative duties set forth in the agreement.
Transfer Agent. BNY Mellon Investment Servicing (US) Inc. ("BNY”) serves as the Fund’s transfer agent pursuant to a Transfer Agency and Shareholder Services Agreement. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. Its principal address is 301 Bellevue Parkway, Wilmington, Delaware 19809.
Shares of the Fund may be purchased through certain financial companies who are agents of the Fund for the limited purpose of completing purchases and sales. For services provided by such a company with respect to Fund shares held by that company on behalf of its customers pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement, the Fund may pay a fee to such financial service companies for record keeping and sub-accounting services provided to their customers.
Distributor. First Trust Portfolios L.P., an affiliate of First Trust, is the distributor (“FTP” or the “Distributor”) and principal underwriter of the shares of the Fund. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.
FTP serves as the principal underwriter of the shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Trust appointed FTP to be its agent for the distribution of the Fund’s shares on a continuous offering basis. FTP sells shares to or
28

through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust for the Fund. Pursuant to the Distribution Agreement, FTP, at its own expense, finances certain activities incident to the sale and distribution of the Fund’s shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. FTP receives for its services the excess, if any, of the sales price of the Fund’s shares less the net asset value of those shares, and remits a majority or all of such amounts to the Dealers who sold the shares; FTP may act as such a Dealer. First Trust Portfolios also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Service Plan.” FTP receives any contingent deferred sales charges (“CDSCs”) imposed on redemptions of shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to FTP pursuant to the distribution plan.
The following table sets forth the amount of underwriting commissions paid by the Fund to the Distributor and the amount of compensation on redemptions and repurchases received by the Distributor for the specified periods.
Underwriting Commissions Retained by Distributor			Compensation on Redemptions and Repurchases
Fiscal Year Ended October 31,			Fiscal Year Ended October 31,
2019	2018	2017	2019	2018	2017
$3,538	$8,313	$6,403	$205	$296	$8,594
The Advisor may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares. The Advisor’s available resources to make these payments may include profits from advisory fees received from the Fund. The services the Advisor may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.
Additional Payments to Financial Intermediaries
First Trust or its affiliates may from time to time make payments, out of their own resources, to certain financial intermediaries that sell shares of First Trust mutual funds and ETFs ("First Trust Funds") to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by intermediary. The level of payments that First Trust is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm’s total assets or Fund shares held in and recent net investments into First Trust Funds, (ii) the value of the assets invested in the First Trust Funds by the intermediary’s customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary’s reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm’s level of participation in First Trust Funds’ sales and marketing programs, (viii) the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and (ix) the asset class of the First Trust Funds for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.
First Trust may also make payments to certain intermediaries for certain administrative services and shareholder processing services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by First Trust under this category of services may be charged back to the Fund, subject to approval by the Board.
First Trust and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First Trust Funds or that make First Trust Fund shares available through certain selected Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset-based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary’s personnel about First Trust Funds in connection with shareholder financial planning needs, placement
29

on the intermediary’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments, if any, are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Funds out of Fund assets.
From time to time, First Trust and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the First Trust Funds, which may be in addition to marketing support and program servicing payments described above. For example, First Trust and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing the Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.
When not provided for in a marketing support or program servicing agreement, First Trust and/or its affiliates may also pay intermediaries for enabling First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. First Trust and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.
First Trust and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on various First Trust Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in First Trust Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by First Trust and/or its affiliates.
The amounts of payments referenced above made by First Trust and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the First Trust Funds to its customers. The intermediary may elevate the prominence or profile of the First Trust Funds within the intermediary’s organization by, for example, placing the First Trust Funds on a list of preferred or recommended funds and/or granting First Trust and/or its affiliates preferential or enhanced opportunities to promote the First Trust Funds in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount the Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of the Fund's Prospectus because they are not paid by the Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.
Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from First Trust and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.
Additional Information
Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.
30

DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Proxy Voting Policies and Procedures
The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently with the best interests of the Fund.
The Board has delegated to First Trust the proxy voting responsibilities for the Fund and has directed First Trust to vote proxies consistent with the Fund’ best interests. First Trust has engaged the services of ISS Institutional Services, Inc. (“ISS”), to make recommendations to First Trust on the voting of proxies relating to securities held by the Fund. If First Trust manages the assets of a company or its pension plan and any of First Trust’s clients hold any securities of that company, First Trust will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest.
31

To the extent that the Fund invests in other registered investment companies (“acquired funds”), it may do so pursuant to an exemptive order granted by the SEC. The relief granted by that order is conditioned upon complying with a number of undertakings, some of which require the Fund to vote its shares in an acquired fund in the same proportion as other holders of the acquired fund’s shares. As a result, to the extent that the Fund, or another registered investment company advised by First Trust, relies on the relief granted by the exemptive order to invest in a particular acquired fund, First Trust will vote shares of that acquired fund in the same proportion as the other holders of that acquired fund’s shares.
First Trust has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all inclusive, they do provide guidance on First Trust’s general voting policies. The ISS Proxy Voting Guidelines are attached hereto as Exhibit B.
Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request and without charge on the Fund’ website at www.ftportfolios.com, by calling (800) 621-1675 or by accessing the SEC’s website at www.sec.gov.
Portfolio Schedule.    The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. A semi-annual or annual report for the Fund will become available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of portfolio holdings (the “Disclosure Policy”). The purpose of the Disclosure Policy is to outline the Fund’s policies and procedures with respect to the disclosure of portfolio holdings in order to comply with SEC requirements.
A listing of the portfolio holdings of the Fund generally shall not be provided to any person, including any investor of the Fund, until such time as the portfolio holdings have been filed with the SEC on Form N-Q or Form N-CSR, as applicable, and posted on the Fund’s website. Any person, including any investor of the Fund that requests a listing of the Fund’s portfolio holdings, shall be provided with the portfolio holdings list most recently made publicly available pursuant to this Disclosure Policy (and/or portfolio holdings as of earlier periods that previously have been made publicly available, if requested).
Neither the Fund, the Advisor, nor any other party shall receive any compensation whatsoever in connection with the disclosure of information about the Fund’s portfolio securities.
The Fund may on occasion release certain nonpublic portfolio information to selected parties if (i) the Trust’s CCO determines such disclosure is consistent with a legitimate business purpose of the Fund; and (ii) the recipient is subject to a duty of confidentiality with respect to the information, including a duty not to trade on the nonpublic information. In this connection, selective disclosure of portfolio holdings will be made on an ongoing basis in the normal course of investment and administrative operations to service providers, which, to the best of the Fund’s knowledge, include proxy voting services (including ISS), fund administrators, fund accountants, transfer agents (including BNY) and custodians (including BNYM), as well as their financial printers and mailing service (including GComm, Fitzgerald Marketing and Communications, LLC and Broadridge Financial Solutions, Inc.), performance attribution vendors (including Factset Research Systems), tracking agencies (including Lipper, Inc., Morningstar, Inc., Standard & Poor’s and Thomson Financial), accounting and auditing services (including Deloitte & Touche LLP) and legal counsel to the Fund, the Independent Trustees or investment advisor (including Vedder Price P.C. and Chapman and Cutler LLP). All such third parties shall be bound by a Code of Ethics or similar insider trading policy or confidentiality agreement or duty prohibiting their use of any portfolio holdings information in an improper manner.
The Disclosure Policy will be monitored by the Trust’s CCO. Any violations of the Disclosure Policy will be reported by the Trust’s CCO to the Trust’s Board of Trustees at the next regularly scheduled board meeting.
These procedures were designed to ensure that disclosure of information about portfolio securities is in the best interests of the Fund, including the procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Fund’s Advisor; Distributor; or any affiliated person of the Fund, the Advisor, or the principal underwriter, on the other.
Codes of Ethics. In order to mitigate the possibility that the Fund will be adversely affected by personal trading, the Trust, First Trust and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics
32

contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the CCO or his or her designee. These Codes of Ethics are on public file with, and are available from, the SEC.
Purchase and Redemption of Fund Shares
As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.
Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and service expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among the Fund’s classes of shares. There are no conversion, preemptive or other subscription rights.
Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.
The minimum initial investment is $2,500 per Fund share class ($750 for a Traditional/Roth IRA account, $500 for an Education IRA account and $250 for accounts opened through fee-based programs). Subsequent investments have a minimum of $50. There are no minimums for purchases or exchanges into the Fund through employer-sponsored retirement plans. Class I shares have a minimum investment of $1 million for certain investors. Class I shares are also available for purchase in minimum amounts of $250 or more for accounts of clients of financial intermediaries who charge an ongoing fee for advisory, investment, consulting or similar services (“wrap” accounts). The Fund reserves the right to reject purchase orders and to waive or increase the minimum investment requirements.
The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.
Shares will be registered in the name of the investor’s financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor’s behalf.
For more information on the procedure for purchasing shares of the Fund and on the special purchase programs available thereunder, see the sections entitled “Investment in Fund Shares” and “Account Services” in the Fund’s Prospectus.
The Fund does not issue share certificates.
Class A Shares
Class A shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus.
Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A shares also are subject to an annual service fee of 0.25%. See the section entitled “Distribution and Service Plans.” Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase on October 31, 2019 of Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.
33

First Trust Short Duration High Income Fund
Net Asset Value per Share	$19.31
Per Share Sales Charge—3.50% of public offering price	$0.70
Per Share Offering Price to the Public	$20.01
The Fund receives the entire net asset value of all Class A shares that are sold.
Elimination of Up-Front Sales Charge on Class A Shares
Class A shares of the Fund may be purchased at net asset value without a sales charge by the following categories of investors:
•	investors purchasing $250,000 or more (FTP may pay financial intermediaries on Class A sales of $250,000 and above up to 1.00% of the purchase amounts);
•	reinvestment of distributions from Class A Shares of the Fund;
•	officers, trustees and former trustees of the First Trust non-ETF open-end funds;
•	bona fide, full-time and retired employees of First Trust, and FTP, and subsidiaries thereof, or their immediate family members (“immediate family members” are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons-and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings);
•	any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;
•	bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;
•	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and
•	clients of investment advisors, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.
Intermediary-Defined Sales Charge Waiver Policies
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & Raymond James affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•	Shares purchased in an investment advisory program.
•	Shares purchased within the family of First Trust Mutual Funds through a systematic reinvestment of capital gains and dividend distributions.
34

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the family of First Trust Mutual Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C shares available at Raymond James
•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent.
•	Breakpoints as described in this prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Janney Montgomery Scott LLC (“Janney”)
Effective May 1, 2020, shareholders purchasing Fund shares through a Janney brokerage account, will only be eligible for the following load waivers (front-end sales load waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Any Class A shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund. You or your financial advisor must notify FTP or the Fund’s transfer agent whenever you make a purchase of Class A shares of any Fund that you wish to be covered under these special sales charge waivers.
Class A shares of the Fund may be issued at net asset value without a sales charge in connection with the acquisition by the Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Fund.
The reduced sales charge programs may be modified or discontinued by the Fund at any time. For more information about the purchase of Class A shares or the reduced sales charge program, or to obtain the required application forms, call First Trust toll-free at (800) 621-1675.
35

Class C Shares
You may purchase Class C shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C shares are subject to an annual distribution fee of 0.75% to compensate FTP for paying your financial advisor an ongoing sales commission. Class C shares are also subject to an annual service fee of 0.25% to compensate financial intermediaries for providing you with ongoing financial advice and other account services. FTP compensates financial intermediaries for sales of Class C shares at the time of the sale at a rate of 1% of the amount of Class C shares purchased, which represents an advance of the first year’s distribution fee of 0.75% plus an advance on the first year’s annual service fee of 0.25%. See “Distribution and Service Plan.” Purchase orders for shares on behalf of a single purchaser which equal or exceed $500,000 should be placed only for Class A shares, unless the purchase of another class of shares is determined to be suitable for the purchaser by the financial intermediary. It is the responsibility of the financial intermediary to review and approve as suitable purchases of Class C shares which equal or exceed this limit.
Automatic Conversion of Class C Shares to Class A Shares After 10-Year Holding Period. Beginning on March 1, 2019, Class C shares of the Fund that have been held for 10 years or more will automatically convert into Class A shares of the Fund and will be subject to Class A shares’ lower distribution and service (12b-1) fees. The conversion will occur on the basis of the relative net asset values of the two classes, meaning the value of your investment will not change, but the number of shares that you own may be higher or lower after the conversion.
After March 1, 2019, Class C shares of the Fund will convert automatically to Class A shares of the Fund on a monthly basis in the month of, or the month following, the 10-year anniversary of the Class C shares’ purchase date. Class C shares of the Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the conversion date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions.
Shareholders will not pay a sales charge, including a CDSC, upon the automatic conversion of their Class C shares to Class A shares. The automatic conversion of the Fund’s Class C shares into Class A shares after the 10-year holding period is not expected to be a taxable event for federal income tax purposes. Shareholders should consult with their tax advisor regarding the state and local tax consequences of such conversions.
Class C shares held through a financial intermediary in an omnibus account will be automatically converted into Class A shares only if the intermediary can document that the shareholder has met the required holding period. In certain circumstances, when shares are invested through retirement plans, omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares and the financial intermediary may not have the ability to track purchases to credit individual shareholders’ holding periods. This primarily occurs when shares are invested through certain record keepers for group retirement plans, where the intermediary cannot track share aging at the participant level. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. In these circumstances, it is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. In circumstances where a financial intermediary is unable to track or substantiate the holding period of a Class C shareholder, such shareholder will remain holding Class C shares and will be ineligible to have their shares converted to Class A pursuant to this automatic conversion program. Please consult with your financial intermediary about your shares’ eligibility for this conversion feature.
Also beginning on March 1, 2019, new accounts or plans may not be eligible to purchase Class C shares of the Fund if it is determined that the intermediary cannot track shareholder holding periods to determine whether a shareholder’s Class C shares are eligible for conversion to Class A shares. Accounts or plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before March 1, 2019, may continue to open accounts for new participants in that share class and purchase additional shares in existing participant accounts. The Fund has no responsibility for overseeing, monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion.
Customers of Raymond James (as defined below) may be eligible for an exchange of Class C Shares for Class A shares, less the applicable sales charge, shares after holding their Class C Shares for eight (8) years. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.
36

Reduction or Elimination of Class A and Class C Contingent Deferred Sales Charge
Class A shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $250,000, a CDSC of 1% may be imposed on any redemption within 12 months of purchase. Class C shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C shares that are redeemed within 12 months of purchase (except in cases where the shareholder’s financial advisor agreed to waive the right to receive an advance of the first year’s distribution and service fee).
In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another First Trust non-ETF open-end fund. The holding period is calculated on a monthly basis and begins on the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. FTP receives the amount of any CDSC shareholders pay.
The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of the Fund’s shares subject to a sales charge are reinvested in shares of certain funds within a specified number of days; (vii) redemptions in connection with the exercise of the Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board of Trustees has determined may have material adverse consequences to the Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A shares could be purchased at net asset value without a sales charge; (x) redemptions of Class A or Class C shares if the proceeds are transferred to an account managed by an affiliated advisor and the advisor refunds the advanced service and distribution fees to FTP; and (xi) redemptions of Class C shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your advisor consents up front to receiving the appropriate service and distribution fee on the Class C shares on an ongoing basis instead of having the first year’s fees advanced by FTP. If the Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Fund will comply with the requirements of Rule 22d-1 under the 1940 Act.
In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59½, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59½; and (ii) for redemptions to satisfy required minimum distributions after age 72 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s First Trust IRA accounts).
Class I Shares
Class I shares are available for purchases of $1 million or more directly from the Fund and for purchases using dividends and capital gains distributions on Class I shares. Class I shares may also be available for purchase in amounts of less than $1 million by the following categories of investors:
37

•	officers, trustees and former trustees of any First Trust non-ETF open-end fund and their immediate family members and officers, directors and former directors of any parent company of First Trust or FTP, affiliates and subsidiaries thereof and their immediate family members (“immediate family members” are defined as spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-laws, siblings, a sibling’s spouse and a spouse’s siblings);
•	bona fide, full-time and retired employees of First Trust or FTP, and subsidiaries thereof, or their immediate family members;
•	any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;
(Any shares purchased by investors falling within any of the first three categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the applicable Fund.)
•	bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;
•	investors purchasing through a periodic fee or asset-based fee program which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with FTP;
•	fee paying clients of a registered investment advisor (“RIA”) who invest in First Trust non-ETF open-end funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company with which the RIA is not affiliated and which has not entered into an agreement with FTP; and
•	employer-sponsored retirement plans, except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans.
Class I shares are also available for purchase in minimum amounts of $250 or more for accounts of clients of financial intermediaries who charge an ongoing fee for advisory, investment, consulting or similar services (“wrap” accounts).
Class I shares may be available to investors that purchase shares through financial intermediaries that, acting as agents on behalf of their customers, directly impose on shareholders sales charges or transaction fees (i.e., commissions) determined by the financial intermediary related to the purchase of Class I shares. These charges and fees are not disclosed in the prospectus or statement of additional information. Such purchases are not subject to the Class I minimum purchase requirements disclosed in the prospectus or statement of additional information. Shares of the Fund are available in other share classes that have different fees and expenses.
If you are eligible to purchase either Class A, Class C or Class I shares without a sales charge at net asset value, you should be aware of the differences between these classes of shares. Class A and Class C shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I shares are not subject to a distribution or service fee and, consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A shares, Class C shares and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A and Class C shares.
Shareholder Programs
Exchange Privilege.    You may exchange shares of a class of the Fund for shares of the same class of any other First Trust non-ETF open-end fund with reciprocal exchange privileges, at net asset value without a sales charge, by either sending a written request to the Fund, c/o First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling First Trust toll free (888) 373-5776. You may also, under certain limited circumstances, exchange between certain classes of shares of the Fund if, after you purchased your shares, you became eligible to purchase a different class of shares; however, the Advisor, the Distributor or any of their affiliates may exchange between classes of shares of the Fund at any time. An exchange between classes of shares of the Fund may not be considered a taxable event; please consult your own tax advisor for further information. An exchange between classes of shares of the Fund may be done in writing to the address stated above.
If you exchange shares between different First Trust non-ETF open-end funds and your shares are subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the
38

exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares. If you exchange between classes of shares of the Fund and your original shares are subject to a CDSC, the CDSC will be assessed at the time of the exchange.
In addition, you may exchange Class I shares of the Fund for Class A shares of the Fund or Class A shares of either the First Trust Preferred Securities and Income Fund or First Trust Short Duration High Income Fund, each a series of the Trust, without a sales charge if the current net asset value of those Class I shares is at least $5,000 or you already own Class A shares of the Fund or other series of the Trust.
The shares to be purchased through an exchange must be offered in your state of residence. The total value of exchanged shares must at least equal the minimum investment requirement of the First Trust non-ETF open-end fund being purchased. For federal income tax purposes, an exchange between different First Trust non-ETF open-end funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the First Trust non-ETF open-end fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. The exchange privilege may be modified or discontinued by the Fund at any time.
The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See the section entitled “Frequent Trading Policy” below.
Reinstatement Privilege.    If you redeemed Class A or Class C shares of the Fund or any other First Trust non-ETF open-end fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.
Suspension of Right of Redemption.    The Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the SEC so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the SEC by order may permit for protection of Fund shareholders.
Redemption In-Kind.    The Fund has reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Fund have no present intention to redeem in-kind.
Frequent Trading Policy
The Fund is intended as a long-term investment and not as a short-term trading vehicle. At the same time, the Fund recognizes the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. The Trust has adopted the following frequent trading policy (the “Frequent Trading Policy” or the “Policy”) that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.
1.	Definition of Round Trip. A “Round Trip” trade is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.
2.	Round Trip Trade Limitations. The Trust limits the frequency of Round Trip trades that may be placed in the Fund. Subject to certain exceptions noted below, the Fund limits an investor to two Round Trips per trailing
39

90-day period and may also restrict the trading privileges of an investor who makes a Round Trip within a 30-day period where the purchase and redemption are of substantially similar dollar amounts.
3.	Enforcement. Trades placed in violation of the foregoing policies are subject to rejection or cancellation by the Trust. The Trust may also bar an investor (and/or an investor’s financial advisor) who has violated these policies from opening new accounts with the Fund and may restrict the investor’s existing account(s) to redemptions only. The Trust reserves the right, in its sole discretion, to (a) interpret the terms and application of this Policy, (b) waive unintentional or minor violations (including transactions below certain minimum thresholds) if it determines that doing so does not harm the interests of Fund Shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.
The Trust reserves the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if it determines, in its sole discretion that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Fund. The Trust may modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.
The ability of the Trust to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Trust’s Frequent Trading Policy. In addition, the Trust may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Trust believes that the policy is reasonably designed to prevent market timing that is detrimental to the Fund. Such policy may be more or less restrictive than the Trust’s Policy. The Trust cannot ensure that these financial intermediaries will in all cases apply the Trust’s policy or their own policies, as the case may be, to accounts under their control.
The CCO is authorized to set and modify the above-described parameters at any time as required to prevent adverse impact of frequent trading activity on Fund shareholders.
Exclusions from the Frequent Trading Policy
As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Trust confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the Fund shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of Fund shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law or Fund Policy; (viii) redemptions in connection with a payment of account or plan fees; (ix) redemptions or exchanges by any “fund of funds” advised by First Trust; and (x) redemptions in connection with the exercise of the Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board has determined may have material adverse consequences to the shareholders of the Fund.
In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59½; (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination, transfer to another employer’s plan or IRA or changes in a plan’s recordkeeper; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59½; and (ii) redemptions to satisfy required minimum distributions after age 72 from an IRA account.
40

General Matters
The Fund may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity securities, equity and debt securities, or equity and municipal securities.
To help advisors and investors better understand and more efficiently use the Fund to reach their investment goals, the Fund may advertise and create specific investment programs and systems. For example, this may include information on how to use the Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. The Fund may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Fund to meet these and other specific investor needs.
The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Fund’s net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day’s share price; orders accepted after the close of trading will receive the next business day’s share price.
Distribution and Service Plan
The Fund has adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which provides that Class C shares are subject to an annual distribution fee, and that Class A and Class C shares are subject to an annual service fee. Class I shares are not subject to either distribution or service fees.
The distribution fee applicable to Class C shares under the Fund’s Plan will be payable to compensate FTP for services and expenses incurred in connection with the distribution of Class C shares. These expenses include payments to financial intermediaries, including FTP, who are brokers of record with respect to the Class C shares, as well as, without limitation, expenses of printing and distributing Prospectuses to persons other than current shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class C shares, certain other expenses associated with the distribution of Class C shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.
The Fund incurred 12b-1 fees pursuant to the Plan in the amounts set forth in the table below. 12b-1 fees are calculated and accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine. As noted above, no 12b-1 fees are paid with respect to Class I shares. For the period below, substantially all of the 12b-1 service fees on Class A shares were paid out as compensation to financial intermediaries for providing services to shareholders relating to their investments. To compensate for commissions advanced to financial intermediaries, substantially all 12b-1 fees on Class C shares during the first year following a purchase are retained by the Distributor. After the first year following a purchase, 12b-1 fees on Class C shares are paid to financial intermediaries.
12b-1 Fees Incurred by the Fund
Class	Fiscal Year Ended October 31, 2019
Class A	$100,429
Class C	$232,516
Class I	N/A
The service fee applicable to Class A and Class C shares under the Fund’s Plan will be payable to financial intermediaries in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.
The Fund may pay up to 0.25 of 1% per year of the average daily net assets of Class A shares as a service fee under the Plan as applicable to Class A shares. The Fund may pay up to 0.25 of 1% per year of the average daily net assets of Class C shares as a service fee and up to 0.75 of 1% per year of the average daily net assets of Class C shares under the Plan as
41

applicable to Class C shares as a distribution fee. The distribution fees applicable to Class C shares constitute asset-based sales charges whose purpose is the same as an up-front sales charge.
Under the Fund’s Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the Independent Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the Independent Trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the Independent Trustees of the Trust will be committed to the discretion of the Independent Trustees then in office.
Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.
As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.
The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).
To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.
As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject
42

to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.
Distributions
Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares.
Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.
Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.
Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.
Sale or Exchange of Fund Shares
Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.
Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.
43

Nature of Fund’s Investments
Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.
Futures Contracts and Options
The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.
Backup Withholding
The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.
Non-U.S. Shareholders
U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.
In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is a resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. This withholding tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.
44

Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.
Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. In addition, capital gain distributions attributable to gain from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.
Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
Capital Loss Carry-forward
Under the Regulated Investment Company Modernization Act of 2010, net capital losses of the Fund incurred in taxable years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. To the extent that these loss carry-forwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. As of October 31, 2019, the Fund had net capital loss carry-forwards outstanding for federal income tax purposes shown in the table below. The Fund is subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations generally apply when there has been a 50% change in ownership.
Total Non-Expiring Capital Loss Available
$8,316,692
Other Taxation
Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
Determination of Net Asset Value
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”
45

The per share net asset value of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Under normal circumstances, daily calculation of the net asset value will utilize the last closing sale price of each security held by the Fund at the close of the market on which such security is principally listed. In determining net asset value, portfolio securities for the Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:
(1)	Common stocks and other equity securities listed on any national or foreign exchange other than Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last sale price on the exchange on which they are principally traded, or the official closing price for Nasdaq and AIM securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the Business Day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
(2)	Shares of open-end funds are valued at fair value which is based on NAV per share.
(3)	Securities traded in the OTC market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
(4)	Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. OTC options and futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
(5)	Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the 30, 60, 90 and 180-day forward rates provided by a pricing service or by certain independent dealers in such contracts.
In addition, the following types of securities will be fair valued by the Fund accounting agent as follows:
(1)	Fixed-income securities, convertible securities, interest rate swaps, credit default swaps, total return swaps, currency swaps, currency-linked notes, credit-linked notes and other similar instruments will be fair valued using a pricing service.
(2)	Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
(i)	the credit conditions in the relevant market and changes thereto;
(ii)	the liquidity conditions in the relevant market and changes thereto;
(iii)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
(iv)	issuer-specific conditions (such as significant credit deterioration); and
(v)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
(3)	Repurchase agreements will be fair valued as follows. Overnight repurchase agreements will be fair valued at amortized cost when it represents the best estimate of fair value. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be fair valued by the Advisor’s Pricing Committee at the average of the bid quotations obtained daily from at least two recognized dealers.
If the Advisor’s Pricing Committee has reason to question the accuracy or reliability of a price supplied or the use of the amortized cost methodology, the Advisor’s Pricing Committee shall determine if “it needs to fair value” such portfolio
46

security pursuant to established valuation procedures. From time to time, the Advisor’s Pricing Committee will request that the Fund accounting agent submit price challenges to a pricing service, usually in response to any updated broker prices received.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or is likely to make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. Fair value prices represent any prices not considered market value prices and are either obtained from a pricing service or are determined by the Advisor’s Pricing Committee. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from pricing services. If no market price or official close price is available from either a pricing service or no quotations are available from one or more brokers or if the Advisor’s Pricing Committee has reason to question the reliability or accuracy of a price supplied or the use of amortized cost, the value of any portfolio security held by a Fund for which reliable market prices/quotations are not readily available will be determined by the Advisor’s Pricing Committee in a manner that most appropriately reflects fair market value of the security on the valuation date, based on a consideration of all available information. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange.
Because foreign markets may be open on different days than the days during which a shareholder may purchase the shares of a Fund, the value of a Fund’s investments may change on the days when shareholders are not able to purchase the shares of the Fund. For foreign securities, if an extraordinary market event occurs between the time the last “current” market quotation is available for a security in the Fund’s portfolio and the time the Fund’s net asset value is determined and calls into doubt whether that earlier market quotation represents fair value at the time the Fund’s net asset value is determined, the Fund accounting agent will immediately notify the Advisor’s Pricing Committee and the Advisor’s Pricing Committee shall determine the fair valuation. For foreign securities, the Advisor’s Pricing Committee may seek to determine the “fair value” of such securities by retaining a pricing service to determine the value of the securities.
Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.
Dividends and Distributions
Dividend Reinvestment Service.    Unless you request otherwise, the Fund reinvests your dividends and capital gain distributions in additional Fund shares of the same class of shares with respect to which such dividends or distributions are paid. If you do not want your dividends and capital gain distributions reinvested in Fund shares in this manner, you may contact your financial advisor to request that your dividends and capital gain distributions be paid to you by check or deposited directly into your bank account. If adequate information is not received from a shareholder or its financial advisor to permit the Fund to direct reinvestment proceeds into the account from which they were paid, the Fund reserves the right to redirect such amounts into the appropriate account at a later date. For further information, contact your financial advisor or call First Trust Funds at (800) 621-1675.
Miscellaneous Information
Counsel.     Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is counsel to the Trust.
Independent Registered Public Accounting Firm.    Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the Fund's independent registered public accounting firm. The firm audits the Fund's financial statements and performs other related audit services.
Financial Statements
The audited financial statements and notes thereto for the Fund, contained in the Annual Report to Shareholders dated October 31, 2019, are incorporated by reference into this Statement of Additional Information and have been audited
47

by Deloitte & Touche LLP, independent registered public accounting firm, whose report also appears in the Annual Report and are also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. The Annual Report is available without charge by calling (800) 621-1675 or by visiting the SEC's website at www.sec.gov.
48

Exhibit A—Principal Holders Table
NAME OF BENEFICIAL OWNER	% OF OUTSTANDING SHARES OWNED
FIRST TRUST SHORT DURATION HIGH INCOME FUND
CLASS A
Morgan Stanley Smith Barney LLC	20.06%
National Financial Services LLC	16.37%
Charles Schwab & Co Inc.	16.25%
UBS Financial Services Inc.	13.76%
Wells Fargo Clearing Services LLC	11.04%
Pershing LLC	8.84%
LPL Financial Corporation	6.55%
Raymond James & Associates Inc.	5.33%
CLASS C
Wells Fargo Clearing Services LLC	25.52%
National Financial Services LLC	18.10%
Stifel Nicolaus & Company Inc.	14.69%
Morgan Stanley Smith Barney LLC	12.97%
UBS Financial Services Inc.	9.88%
Raymond James & Associates Inc.	5.97%
Pershing LLC	5.74%
CLASS I
Reliance Trust Company	24.28%
Morgan Stanley Smith Barney LLC	23.08%
Charles Schwab & Co Inc.	12.51%
Wells Fargo Clearing Services LLC	8.65%
Raymond James & Associates Inc.	8.30%
UBS Financial Services Inc.	8.08%
LPL Financial Corporation	7.34%
(1)	Charles Schwab & Co Inc.: 2423 E Lincoln Drive, Phoenix, Arizona 85016
(2)	LPL Financial Corporation: 1055 LPL Way, Fort Mill, South Carolina 29715
(3)	Morgan Stanley Smith Barney LLC: 1300 Thames Street 6th Floor, Baltimore, Maryland 21231
(4)	National Financial Services LLC: 499 Washington Boulevard, Jersey City, New Jersey 07310
(5)	Pershing LLC: One Pershing Plaza, Jersey City, New Jersey 07399
(6)	Raymond James & Associates Inc.: 880 Carillon Parkway, St. Petersburg, Florida 33716
(7)	Reliance Trust Company: 1100 Abernathy Road NE Suite 400, Atlanta, Georgia 30328
(8)	Stifel Nicolaus & Company Inc.: 200 Regency Forest Drive, Cary, North Carolina 27518
(9)	UBS Financial Services Inc.: 1000 Harbor Boulevard, Weehawken, New Jersey 07086
(10)	Wells Fargo Clearing Services LLC: 2801 Market Street H0006-09B, St. Louis, Missouri 63103
A-1

Exhibit B—Proxy Voting Guidelines
UNITED STATES
Concise Proxy Voting Guidelines

Benchmark Policy Recommendations
Effective for Meetings on or after February 1, 2020
Published December 11, 2019
ISSGOVERNANCE.COM
© 2019 | Institutional Shareholder Services and/or its affiliates

U.S. Concise Proxy Voting Guidelines

The policies contained herein are a sampling only of selected key ISS U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:
https://www.issgovernance.com/policy-gateway/voting-policies/
BOARD OF DIRECTORS
Voting on Director Nominees in Uncontested Elections
➤	General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees[1] considered on case-by-case basis):
Independence
Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:
➤	Independent directors comprise 50 percent or less of the board;
➤	The non-independent director serves on the audit, compensation, or nominating committee;
➤	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
➤	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.
Composition
Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
➤	Medical issues/illness;
➤	Family emergencies; and
➤	Missing only one meeting (when the total of all meetings is three or fewer).
In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

[1]	A "new nominee" is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
[2]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
[3]	Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

Overboarded Directors: Generally vote against or withhold from individual directors who:
➤	Sit on more than five public company boards; or
➤	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards[4].
Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies when there are no women on the company's board. Mitigating factors include:
➤	Until Feb. 1, 2021, a firm commitment, as stated in the proxy statement, to appoint at least one woman to the board within a year;
➤	The presence of a woman on the board at the preceding annual meeting and a firm commitment to appoint at least one woman to the board within a year; or
➤	Other relevant factors as applicable.
Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
➤	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
➤	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
➤	Rationale provided in the proxy statement for the level of implementation;
➤	The subject matter of the proposal;
➤	The level of support for and opposition to the resolution in past meetings;
➤	Actions taken by the board in response to the majority vote and its engagement with shareholders;
➤	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
➤	Other factors as appropriate.
➤	The board failed to act on takeover offers where the majority of shares are tendered;
➤	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
➤	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
➤	The company's response, including:
➤	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
➤	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
➤	Disclosure of specific and meaningful actions taken to address shareholders' concerns;
➤	Other recent compensation actions taken by the company;
➤	Whether the issues raised are recurring or isolated;
[4]	Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

➤	The company's ownership structure; and
➤	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
➤	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability
Problematic Takeover Defenses/Governance Structure
Poison Pills: Vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:
➤	The company has a poison pill that was not approved by shareholders[5]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).
➤	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.
Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.
Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:
➤	A classified board structure;
➤	A supermajority vote requirement;
➤	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
➤	The inability of shareholders to call special meetings;
➤	The inability of shareholders to act by written consent;
➤	A multi-class capital structure; and/or
➤	A non-shareholder-approved poison pill.
Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval1 in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
➤	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
➤	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
➤	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
➤	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
➤	The company's ownership structure;
[5]	Public shareholders only, approval prior to a company’s becoming public is insufficient.

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

➤	The company's existing governance provisions;
➤	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and,
➤	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:
➤	Classified the board;
➤	Adopted supermajority vote requirements to amend the bylaws or charter; or
➤	Eliminated shareholders' ability to amend bylaws.
Problematic Capital Structure – Newly Public Companies: For newly public companies6 , generally vote against or withhold from the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset. In assessing the reasonableness of a time-based sunset provision, consideration will be given to the company’s lifespan, its post-IPO ownership structure and the board’s disclosed rationale for the sunset period selected. No sunset period of more than seven years from the date of the IPO will be considered to be reasonable.
Continue to vote against or withhold from incumbent directors in subsequent years, unless the problematic capital structure is reversed or removed.
Problematic Governance Structure – Newly Public Companies: For newly public companies6, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:
➤	Supermajority vote requirements to amend the bylaws or charter;
➤	A classified board structure; or
➤	Other egregious provisions.
A reasonable sunset provision will be considered a mitigating factor.
Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.
Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:
➤	The presence of a shareholder proposal addressing the same issue on the same ballot;
➤	The board's rationale for seeking ratification;
➤	Disclosure of actions to be taken by the board should the ratification proposal fail;
➤	Disclosure of shareholder engagement regarding the board’s ratification request;
➤	The level of impairment to shareholders' rights caused by the existing provision;
➤	The history of management and shareholder proposals on the provision at the company’s past meetings;
➤	Whether the current provision was adopted in response to the shareholder proposal;
➤	The company's ownership structure; and
➤	Previous use of ratification proposals to exclude shareholder proposals.
6 Newly-public companies generally include companies that emerge from bankruptcy, spin-offs, direct listings, and those who complete a traditional initial public offering.

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

Restrictions on Shareholders’ Rights
Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:
➤	The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.
Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders' rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.
Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
➤	The non-audit fees paid to the auditor are excessive;
➤	The company receives an adverse opinion on the company’s financial statements from its auditor; or
➤	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote case-by-case on members of the Audit Committee and potentially the full board if:
➤	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
➤	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
➤	The company maintains significant problematic pay practices; or
➤	The board exhibits a significant level of poor communication and responsiveness to shareholders.
Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
➤	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
➤	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Problematic Pledging of Company Stock:
Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

➤	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
➤	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
➤	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
➤	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
➤	Any other relevant factors.
Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
➤	Material failures of governance, stewardship, risk oversight[7], or fiduciary responsibilities at the company;
➤	Failure to replace management as appropriate; or
➤	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Voting on Director Nominees in Contested Elections
Vote-No Campaigns
➤	General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.
Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections
➤	General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
➤	Long-term financial performance of the company relative to its industry;
➤	Management’s track record;
➤	Background to the contested election;
➤	Nominee qualifications and any compensatory arrangements;
➤	Strategic plan of dissident slate and quality of the critique against management;
➤	Likelihood that the proposed goals and objectives can be achieved (both slates); and
➤	Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).
[7]	Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

Independent Board Chair
➤	General Recommendation: Generally vote for shareholder proposals requiring that the chair position be filled by an independent director, taking into consideration the following:
➤	The scope and rationale of the proposal;
➤	The company's current board leadership structure;
➤	The company's governance structure and practices;
➤	Company performance; and
➤	Any other relevant factors that may be applicable.
The following factors will increase the likelihood of a “for” recommendation:
➤	A majority non-independent board and/or the presence of non-independent directors on key board committees;
➤	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
➤	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
➤	Evidence that the board has failed to oversee and address material risks facing the company;
➤	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
➤	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.
Proxy Access
➤	General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:
➤	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
➤	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
➤	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
➤	Cap: cap on nominees of generally twenty-five percent (25%) of the board.
Review for reasonableness any other restrictions on the right of proxy access.
Generally vote against proposals that are more restrictive than these guidelines.
Shareholder Rights & Defenses
Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions
➤	General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.
In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:
➤	The presence of a shareholder proposal addressing the same issue on the same ballot;
➤	The board's rationale for seeking ratification;
➤	Disclosure of actions to be taken by the board should the ratification proposal fail;
➤	Disclosure of shareholder engagement regarding the board’s ratification request;

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

➤	The level of impairment to shareholders' rights caused by the existing provision;
➤	The history of management and shareholder proposals on the provision at the company’s past meetings;
➤	Whether the current provision was adopted in response to the shareholder proposal;
➤	The company's ownership structure; and
➤	Previous use of ratification proposals to exclude shareholder proposals.
CAPITAL/RESTRUCTURING
Common Stock Authorization
➤	General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.
Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
➤	Past Board Performance:
➤	The company's use of authorized shares during the last three years
➤	The Current Request:
➤	Disclosure in the proxy statement of the specific purposes of the proposed increase;
➤	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
➤	The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.
ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):
A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.
If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

Share Repurchase Programs
➤	General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:
➤	Greenmail,
➤	The use of buybacks to inappropriately manipulate incentive compensation metrics,
➤	Threats to the company's long-term viability, or
➤	Other company-specific factors as warranted.
Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.
Share Repurchase Programs Shareholder Proposals
➤	General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.
➤	Financial issues – company’s financial situation; degree of need of capital; use of proceeds; effect of the financing on the company’s cost of capital;
➤	Management efforts to pursue other alternatives;
➤	Control issues – change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
➤	Conflict of interest – arm’s length transaction, managerial incentives.
Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
Mergers and Acquisitions
➤	General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
➤	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
➤	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
➤	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
➤	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

➤	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
➤	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
COMPENSATION
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
➤	General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:
➤	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
➤	The company maintains significant problematic pay practices;
➤	The board exhibits a significant level of poor communication and responsiveness to shareholders.

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
➤	There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
➤	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
➤	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
➤	The situation is egregious.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices8, this analysis considers the following:
1.	Peer Group[9] Alignment:
➤	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
➤	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
➤	The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.
2.	Absolute Alignment[10]– the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
➤	The ratio of performance- to time-based incentive awards;
➤	The overall ratio of performance-based compensation to fixed or discretionary pay;
➤	The rigor of performance goals;
➤	The complexity and risks around pay program design;
➤	The transparency and clarity of disclosure;
➤	The company's peer group benchmarking practices;
➤	Financial/operational results, both absolute and relative to peers;
➤	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
[8]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[9]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
[10]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

➤	Realizable pay[11] compared to grant pay; and
➤	Any other factors deemed relevant.
➤	Any other factors deemed relevant.
Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
➤	Problematic practices related to non-performance-based compensation elements;
➤	Incentives that may motivate excessive risk-taking or present a windfall risk; and
➤	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.
Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' U.S. Compensation Policies FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
➤	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
➤	Extraordinary perquisites or tax gross-ups;
➤	New or materially amended agreements that provide for:
➤	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
➤	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers) or in connection with a problematic Good Reason definition;
➤	CIC excise tax gross-up entitlements (including "modified" gross-ups);
➤	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
➤	Liberal CIC definition combined with any single-trigger CIC benefits;
➤	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
➤	Any other provision or practice deemed to be egregious and present a significant risk to investors.
Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
➤	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
➤	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
➤	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
➤	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
➤	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
➤	Other recent compensation actions taken by the company;
[11]	ISS research reports include realizable pay for S&P1500 companies.

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

➤	Whether the issues raised are recurring or isolated;
➤	The company's ownership structure; and
➤	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Equity-Based and Other Incentive Plans
Please refer to ISS' U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.
➤	General Recommendation: Vote case-by-case on certain equity-based compensation plans[12] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "Equity Plan Scorecard" (EPSC) approach with three pillars:
➤	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
➤	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
➤	SVT based only on new shares requested plus shares remaining for future grants.
➤	Plan Features:
➤	Quality of disclosure around vesting upon a change in control (CIC);
➤	Discretionary vesting authority;
➤	Liberal share recycling on various award types;
➤	Lack of minimum vesting period for grants made under the plan;
➤	Dividends payable prior to award vesting.
➤	Grant Practices:
➤	The company’s three-year burn rate relative to its industry/market cap peers;
➤	Vesting requirements in CEO's recent equity grants (3-year look-back);
➤	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
➤	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
➤	Whether the company maintains a sufficient claw-back policy;
➤	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors ("overriding factors") apply:
➤	Awards may vest in connection with a liberal change-of-control definition;
➤	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it—for NYSE and Nasdaq listed companies—or by not prohibiting it when the company has a history of repricing—for non-listed companies);
➤	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
➤	The plan is excessively dilutive to shareholders' holdings;
➤	The plan contains an evergreen (automatic share replenishment) feature; or
➤	Any other plan features are determined to have a significant negative impact on shareholder interests.
[21]	Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

SOCIAL AND ENVIRONMENTAL ISSUES
Global Approach
Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.
➤	General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:
➤	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
➤	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
➤	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
➤	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
➤	Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
➤	If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
➤	If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
Climate Change/Greenhouse Gas (GHG) Emissions
➤	General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:
➤	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
➤	The company’s level of disclosure compared to industry peers; and
➤	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
➤	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
➤	The company's level of disclosure is comparable to that of industry peers; and
➤	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
➤	Whether the company provides disclosure of year-over-year GHG emissions performance data;
➤	Whether company disclosure lags behind industry peers;

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

➤	The company's actual GHG emissions performance;
➤	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
➤	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Board Diversity
➤	General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:
➤	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
➤	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:
➤	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
➤	The level of gender and racial minority representation that exists at the company’s industry peers;
➤	The company’s established process for addressing gender and racial minority board representation;
➤	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
➤	The independence of the company’s nominating committee;
➤	Whether the company uses an outside search firm to identify potential director nominees; and
➤	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.
Gender, Race, or Ethnicity Pay Gap
➤	General Recommendation: Generally vote case-by-case on requests for reports on a company's pay data by gender, race, or ethnicity, or a report on a company’s policies and goals to reduce any gender, race, or ethnicity pay gap, taking into account:
➤	The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
➤	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues; and
➤	Whether the company's reporting regarding gender, race, or ethnicity pay gap policies or initiatives is lagging its peers.
Sustainability Reporting
➤	General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
➤	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
➤	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

Lobbying
➤	General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:
➤	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
➤	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
➤	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.
Political Contributions
➤	General Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:
➤	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
➤	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
➤	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.
Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.
Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

ISSGOVERNANCE.COM

U.S. Concise Proxy Voting Guidelines

We empower investors and companies to build
for long-term and sustainable growth by providing
high-quality data, analytics, and insight.
GET STARTED WITH ISS SOLUTIONS
Email sales@issgovernance.com or visit issgovernance.com for more information.
Founded in 1985, the Institutional Shareholder Services group of companies (“ISS”) is the world’s leading provider of corporate governance and responsible investment solutions alongside fund intelligence and services, events, and editorial content for institutional investors, globally. ISS’ solutions include objective governance research and recommendations; responsible investment data, analytics, and research; end-to-end proxy voting and distribution solutions; turnkey securities class-action claims management (provided by Securities Class Action Services, LLC); reliable global governance data and modeling tools; asset management intelligence, portfolio execution and monitoring, fund services, and media. Clients rely on ISS’ expertise to help them make informed investment decisions.
This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.
The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.
The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.
ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.
Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.
© 2019 | Institutional Shareholder Services and/or its affiliates

ISSGOVERNANCE.COM

Exhibit C—Credit Rating Definitions
Standard & Poor’s
A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based, in varying degrees, on the following considerations:
1.	Likelihood of payment: capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
2.	Nature of and provisions of the obligation and the promise S&P imputes;
3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
The issue rating definitions are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB	An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC	An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty regardless of the anticipated time to default.

C	An obligation rated “C” is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D	An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Plus (+) or Minus (-):    The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Moody’s Investors Service, Inc.
A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows.
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.
LONG-TERM OBLIGATION RATINGS
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note:    Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Fitch Ratings
A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:
Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.
A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.
Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.
Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).
In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.
INTERNATIONAL LONG-TERM RATINGS
Issuer Credit Rating Scales
AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC	Substantial credit risk. Default is a real possibility.
CC	Very high levels of credit risk. Default of some kind appears probable.
C	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:
• the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
• the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
• Fitch otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD	Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
• the selective payment default on a specific class or currency of debt;
• the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
• the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
• execution of a distressed debt exchange on one or more material financial obligations.
D	Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

First Trust Series Fund

Part C – Other Information

Item 28.	Exhibits

Exhibit No. Description

(a)	(1) Declaration of Trust of the Registrant. (1)

(2) Amended and Restated Declaration of Trust, dated June 12, 2017. (12)

(b)	By-Laws of the Registrant. (2)
(c)	(1) Amended and Restated Designation of Series, dated November 20, 2014. (9)

(2) Amended and Restated Designation of Classes, dated March 9, 2015. (9)

(d)	(1) Investment Management Agreement. (2)

(2) Amended Schedule A to Investment Management Agreement. (10)

(3) Sub-Advisory Agreement by and between First Trust Advisors L.P. and Stonebridge Advisors, LLC. (2)

(4) Sub-Advisory Agreement by and between First Trust Advisors L.P. and Confluence Investment Management Advisors, LLC. (2)

(e)	(1) Distribution Agreement by and between the Registrant and First Trust Portfolios L.P. (2)

(2) Amended Exhibit A to Distribution Agreement. (10)

(f)	Not Applicable.
(g)	(1) Custodian Agreement by and between the Registrant and Brown Brothers Harriman and Co., dated as of November 1, 2010. (2)

(2) Revised Schedule A to Custodian Agreement by and Between the Registrant and Brown Brothers Harriman and Co., dated November 2, 2015. (10)

(3) Custody Agreement between the Registrant and The Bank of New York Mellon dated November 1, 2012. (7)

(h)	(1) Administrative Agency Agreement by and between the Registrant and Brown Brothers Harriman and Co., dated as of November 1, 2010. (2)

(2) Amended Appendix A to the Administrative Agency Agreement, dated November 2, 2015. (10)

(3) Subscription Agreement between the Registrant on behalf of First Trust Preferred Securities and Income Fund, and First Trust Portfolios L.P. (2)

(4) Subscription Agreement between the Registrant on behalf of First Trust/Confluence Small Cap Value Fund, and First Trust Portfolios L.P. (2)

(5) Expense Reimbursement, Fee Waiver and Recovery Agreement by and between the Registrant and First Trust Advisors L.P. (2)

(6) Amended Exhibit A to Expense Reimbursement, Fee Waiver and Recovery Agreement. (13)

(7) Form of Subscription Agreement for First Trust Short Duration High Income Fund. (6)

(8) Administration and Accounting Services Agreement between the Registrant and The Bank of New York Mellon dated November 1, 2012. (7)

(9) Transfer Agency and Shareholder Services Agreement between the Registrant and The Bank of New York Mellon dated September 30, 2011. (7)

(10) Amended Exhibit B to the Transfer Agency and Shareholder Services Agreement between the Registrant and The Bank of New York Mellon. (10)

(i)	Not Applicable.
(j)	Consent of Independent Registered Public Accounting Firm. (13)
(k)	Not Applicable.
(l)	Not Applicable.
(m)	(1) 12b-1 Distribution and Service Plan. (2)

(2) Amended Exhibit A to 12b-1 Distribution and Service Plan. (10)

(n)	(1) Multiple Class Plan Adopted Pursuant to Rule 18f-3. (2)

(2) Form of Multiple Class Plan Adopted Pursuant to Rule 18f-3. (10)

(o)	Not Applicable.
(p)	(1) First Trust Advisors L.P., First Trust Portfolios L.P. Code of Ethics, amended on July 1, 2013. (8)

(2) First Trust Funds Code of Ethics, amended on October 30, 2013. (8)

(q)	Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith and Nielson authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute the Registration Statement. (11)

__________________

(1)	Incorporated by reference to the Registrant’s Registration on Form N-1A (File No. 333-168727) filed on August 10, 2010.
(2)	Incorporated by reference to the Pre-Effective Amendment No. 1 filed on Form N-1A (File No. 333-168727) for Registrant on December 23, 2010.
(3)	Incorporated by reference to the Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-168727) for Registrant on January 10, 2011.
(4)	Incorporated by reference to the Post-Effective Amendment No. 2 filed on Form N-1A (File No. 333-168727) for Registrant on April 4, 2011.
(5)	Incorporated by reference to the Post-Effective Amendment No. 5 filed on Form N-1A (File No. 333-168727) for Registrant on July 2, 2012.
(6)	Incorporated by reference to the Post-Effective Amendment No. 7 filed on Form N-1A (File No. 333-168727) for Registrant on October 5, 2012.
(7)	Incorporated by reference to the Post-Effective Amendment No. 11 filed on Form N-1A (File No. 333-168727) for Registrant on February 28, 2014.
(8)	Incorporated by reference to the Post-Effective Amendment No. 17 filed on Form N-1A (File No. 333-168727) for Registrant on February 20, 2015.
(9)	Incorporated by reference to the Post-Effective Amendment No. 19 filed on Form N-1A (File No. 333-168727) for Registrant on August 24, 2015.
(10)	Incorporated by reference to the Post-Effective Amendment No. 20 filed on Form N-1A (File No. 333-168727) for Registrant on November 6, 2015.
(11)	Incorporated by reference to the Post-Effective Amendment No. 22 filed on Form N-1A (File No. 333-168727) for Registrant February 26, 2016.
(12)	Incorporated by reference to the Post-Effective Amendment No. 26 filed on Form N-1A (File No. 333-168727) for Registrant February 28, 2018.
(13)	Filed herewith.

Item 29.	Persons Controlled By or Under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

Section 9.5 of the Registrant’s Declaration of Trust provides as follows:

Section 9.5. Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Item 31.	Business and Other Connections of the Investment Adviser

First Trust Advisors L.P. (“First Trust”), investment adviser to the Registrant, serves as adviser or sub-adviser to various other open-end and closed-end management investment companies and is the portfolio supervisor of certain unit investment trusts. The principal business of certain of First Trust’s principal executive officers involves various activities in connection with the family of unit investment trusts sponsored by First Trust Portfolios L.P. (“FTP”). The principal address for all these investment companies, First Trust, FTP and the persons below is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

A description of any business, profession, vocation or employment of a substantial nature in which the officers of First Trust who serve as officers or trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management of the Fund” in the Statement of Additional Information. Such information for the remaining senior officers of First Trust appears below:

Name and Position with First Trust	Employment During Past Two Years
Andrew S. Roggensack, President	Managing Director and President, First Trust
R. Scott Hall, Managing Director	Managing Director, First Trust
Ronald D. McAlister, Managing Director	Managing Director, First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director	Managing Director (since July 2012); Senior Vice President, First Trust
Kathleen Brown, Chief Compliance Officer and Senior Vice President	Chief Compliance Officer and Senior Vice President, First Trust
Brian Wesbury, Chief Economist and Senior Vice President	Chief Economist and Senior Vice President, First Trust
Item 32.	Principal Underwriters

(a) FTP serves as principal underwriter of the shares of the Registrant, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund, First Trust Exchange-Traded AlphaDEX® Fund II and First Trust Variable Insurance Trust. FTP serves as principal underwriter and depositor of the following investment companies registered as unit investment trusts: the First Trust Combined Series, FT Series (formerly known as the First Trust Special Situations Trust), the First Trust Insured Corporate Trust, the First Trust of Insured Municipal Bonds and the First Trust GNMA.

(b) Positions and Offices with Underwriter.

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Fund
The Charger Corporation	General Partner	None
Grace Partners of DuPage L.P.	Limited Partner	None
James A. Bowen	Chief Executive Officer and Managing Director	Trustee and Chairman of the Board
James M. Dykas	Chief Financial Officer and Managing Director	President and Chief Executive Officer
Frank L. Fichera	Managing Director	None
R. Scott Hall	Managing Director	None
W. Scott Jardine	General Counsel, Secretary and Managing Director	Secretary
Daniel J. Lindquist	Managing Director	Vice President
Ronald D. McAlister	Managing Director	None
David G. McGarel	Chief Investment Officer, Chief Operating Officer and Managing Director	None
Richard A. Olson	Managing Director	None
Marisa Bowen	Managing Director	None
Andrew S. Roggensack	President and Managing Director	None
Kristi A. Maher	Deputy General Counsel	Chief Compliance Officer and Assistant Secretary
* All addresses are 120 East Liberty Drive, Wheaton, Illinois 60187.

(c) Not Applicable

Item 33.	Location of Accounts and Records

First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, maintains the Registrant’s organizational documents, minutes of meetings, contracts of the Registrant and all advisory material of the investment adviser.

The Bank of New York Mellon (“BNY”) maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other requirement records not maintained by First Trust.

BNY also maintains all the required records in its capacity as transfer, accounting, dividend payment and interest holder service agent for the Registrant.

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Wheaton, and State of Illinois, on the 28th day of February, 2020.

First Trust Series Fund
By:	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/ James M. Dykas	President and Chief Executive Officer	February 28, 2020
James M. Dykas
/s/ Donald P. Swade	Treasurer, Chief Financial Officer and Chief Accounting Officer	February 28, 2020
Donald P. Swade
James A. Bowen*	) Trustee )
)
Richard E. Erickson*	) Trustee )
)
Thomas R. Kadlec*	) Trustee )
	) By:	/s/ W. Scott Jardine
Robert F. Keith*	) Trustee )	W. Scott Jardine Attorney-In-Fact
	)	February 28, 2020
Niel B. Nielson*	) Trustee )
)
*	Original powers of attorney authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Eric F. Fess and Kristi A. Maher to execute Registrant’s Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed, filed as an exhibit and are incorporated by reference herein.

Index to Exhibits

(h)(6)	Amended Exhibit A to Expense Reimbursement, Fee Waiver and Recovery Agreement.
(j)	Consent of Independent Registered Public Accounting Firm.